UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-04367

Columbia Funds Series Trust I
(Exact name of registrant as specified in charter)

225 Franklin Street, Boston, MA			02110
(Address of principal executive offices)			(Zip code)

Christopher O. Petersen, Esq. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800) 345-6611

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Annual Report

October 31, 2014

Columbia AMT-Free Connecticut Intermediate Muni
Bond Fund

Not FDIC insured • No bank guarantee • May lose value

About Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation's largest asset managers. At the heart of our success — and, most importantly, that of our investors — are some of the most talented professionals in the industry, brought together by a unique way of working.

It starts with carefully selected, specialized investment teams. While each team brings a diverse and innovative range of skills, all are grounded by a common set of core beliefs. All possess a solid conviction in the power of proprietary, bottom-up research. All look not only at generating returns, but also at the likely consistency of those returns and the risks required to achieve them. And while our culture encourages teams to operate independently and question established thinking, a rigorous investment oversight process ensures that each team stays true to its clearly articulated investment process. At Columbia Management, reaching our performance goals matters, and the way we reach them matters just as much.

Columbia funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

Not part of the shareholder report

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Not part of the shareholder report

President's Message

Dear Shareholders,

The U.S. Economy Gained Momentum

The U.S. economy picked up momentum throughout the third quarter of 2014 with improvements in every sector. Second-quarter gross domestic product growth was revised upward to 4.6%, with expectations that third-quarter growth would also be above trend. American companies added more than 200,000 new jobs monthly, driving unemployment below 6% for the first time since 2008. Consumer spending got a boost as both income and savings rose, and confidence hit a post-recession high. After a weak start to the year, corporate profits rebounded, indicating that business remains in good shape. Rising profits led to higher capital spending. The housing market recovery remained on track, as home sales and prices trended higher, and inventories declined. Manufacturing remained a lynchpin of the economy's expansion. Even so, performance fell short of expectations at the end of the period.

Despite Momentum, Markets Remained Stagnant

The financial markets produced lackluster results, despite good economic news and the Federal Reserve's reassurance that it intended to keep short-term interest rates low for another year. A surge in global tensions and concerns that equity valuations have risen sharply put a damper on investor enthusiasm. The S&P 500 Index inched ahead 1.13%, buoyed by its concentration in large-cap stocks with a defensive edge. Traditional fixed-income sectors, including U.S. Treasuries, mortgages and securitized bonds, eked out returns of less than 1% for the quarter. Investment-grade corporate bonds and high-yield bonds lost some ground, although fundamentals for both groups remained solid. Convertible securities and U.S. Treasury inflation-protected securities pulled up the rear.

Stay on Track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation's largest asset managers. At the heart of our success and, most importantly, that of our investors, are highly talented industry professionals, brought together by a unique way of working. At Columbia Management, reaching our performance goals matters, and how we reach them matters just as much.

Visit columbiamanagement.com for:

>  The Columbia Management Perspectives blog, offering insights on current market events and investment opportunities

>  Detailed up-to-date fund performance and portfolio information

>  Quarterly fund commentaries

>  Columbia Management investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

Investing involves risk including the risk of loss of principal.

The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and, if available, a summary prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2014

Columbia AMT-Free Connecticut Intermediate Muni Bond Fund

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Performance Overview	3
Manager Discussion of Fund Performance	5
Understanding Your Fund's Expenses	7
Portfolio of Investments	8
Statement of Assets and Liabilities	13
Statement of Operations	15
Statement of Changes in Net Assets	16
Financial Highlights	18
Notes to Financial Statements	24
Report of Independent Registered Public Accounting Firm	30
Federal Income Tax Information	31
Trustees and Officers	32
Board Consideration and Approval of Advisory Agreement	35
Important Information About This Report	39

Annual Report 2014

Columbia AMT-Free Connecticut Intermediate Muni Bond Fund

Performance Overview

Performance Summary

>  Columbia AMT-Free Connecticut Intermediate Muni Bond Fund (the Fund) Class A shares returned 4.83% excluding sales charges for the 12-month period that ended October 31, 2014. Class Z shares of the Fund returned 5.09%.

>  The Fund's benchmark, the Barclays 3-15 Year Blend Municipal Bond Index, which is national in scope, returned 6.05% for the same time period.

>  The Fund's duration was shorter than that of the benchmark, which detracted from performance as interest rates declined.

Average Annual Total Returns (%) (for period ended October 31, 2014)

	Inception	1 Year	5 Years	10 Years
Class A	11/18/02
Excluding sales charges		4.83	3.72	3.26
Including sales charges		1.46	3.03	2.76
Class B	11/18/02
Excluding sales charges		4.04	2.94	2.49
Including sales charges		1.04	2.94	2.49
Class C	11/18/02
Excluding sales charges		4.37	3.29	2.84
Including sales charges		3.37	3.29	2.84
Class R4*	03/19/13	5.13	3.98	3.52
Class T	06/26/00
Excluding sales charges		4.93	3.82	3.36
Including sales charges		-0.05	2.82	2.86
Class Z	08/01/94	5.09	3.97	3.52
Barclays 3-15 Year Blend Municipal Bond Index		6.05	4.84	4.54

Returns for Class A are shown with and without the maximum initial sales charge of 3.25% (for the one-year and five-year periods) and 4.75% (for the ten-year period). (Prior to August 22, 2005, new purchases of Class A shares had a maximum initial sales charge of 4.75%.) Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 3.00% in the first year, declining to 1.00% in the fourth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. Returns for Class T are shown with and without the maximum sales charge of 4.75%. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The Barclays 3-15 Year Blend Municipal Bond Index is an unmanaged index that tracks the performance of municipal bonds issued after December 31, 1990, with remaining maturities between 2 and 17 years and at least $7 million in principal amount outstanding.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2014
3

Columbia AMT-Free Connecticut Intermediate Muni Bond Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (November 1, 2004 – October 31, 2014)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia AMT-Free Connecticut Intermediate Muni Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The performance of a $10,000 investment in Class A shares with sales charge is calculated with an initial sales charge of 4.75%, which was the effective sales charge prior to August 22, 2005.

Annual Report 2014
4

Columbia AMT-Free Connecticut Intermediate Muni Bond Fund

Manager Discussion of Fund Performance

For the 12-month period that ended October 31, 2014, the Fund's Class A shares returned 4.83% excluding sales charges. Class Z shares of the Fund returned 5.09%. By comparison, the Fund's benchmark, the Barclays 3-15 Year Blend Municipal Bond Index, which is national in scope, returned 6.05%.The Fund's emphasis on lower rated investment-grade municipal bonds aided performance. However, its duration was shorter than that of the benchmark during the first half of 2014, which detracted from performance as longer maturity bonds outperformed. Duration is a measure of interest rate sensitivity.

In July 2014, "AMT-Free" was added to the Fund's name, referencing a policy change that prohibits the Fund from investing in bonds subject to the federal Alternative Minimum Tax. No such bonds were owned during the period.

Strong Demand, Short Supply Aided Municipal Market

The municipal market ended 2013 under pressure, as the Federal Reserve (the Fed) announced its intention to taper its monthly bond purchases beginning in January. Against this backdrop, yields rose and several major credit events clouded the municipal outlook. However, the environment improved in 2014 as money flowed back into municipal funds and new issue supply decreased. Lower rated and longer maturity municipals were the best performers for the period. Five-year yields dropped by six basis points, while 10-year and 15-year yields declined by 37 and 77 basis points, respectively. (A basis point is 1/100th of one percent.) As a result, the yield curve flattened. The yield curve is a graph of AAA municipal yields, from short to long term. The difference between one- and 15-year yields was 304 basis points at the beginning of the 12-month period and 231 basis points at the end.

Contributors and Detractors

The Fund's quality and sector positioning aided results relative to the benchmark. The best returns came from non-rated issues. However, these did not account for a substantial weight in the portfolio, as non-rated names are limited in Connecticut. An emphasis on names rated A and an underweight in the top two rating categories also aided results. However, returns on the Fund's holdings rated A, while solid, lagged their benchmark counterparts. On a sector basis, hospital-related bonds performed well for the Fund, as did education bonds — mostly those of private institutions of higher education. The Fund's electric revenue and water and sewer bonds also outperformed benchmark holdings, with returns in excess of 9.0%. In both sectors, the Fund's holdings were also longer than the benchmark average in maturity and duration.

Pre-refunded bonds, with their shorter durations, were a drag on performance. Their higher quality and good liquidity, which are positive characteristics in times of stress, did not attract investors in the prevailing environment. Pre-refunded bonds are older bonds that have been refinanced by investing the proceeds from the lower yielding bond in Treasuries until the scheduled call date of the original bond occurs. Pre-refunding typically occurs when the issuer can issue a new bond at a lower rate. The Fund had more exposure than the benchmark to the zero to three-year maturity range and less exposure than the benchmark to 12- to 17-year issues, the best spot to be during the period.

Portfolio Management

Brian McGreevy

Quality Breakdown (%) (at October 31, 2014)
AAA rating	12.1
AA rating	34.3
A rating	47.1
BBB rating	3.8
Not rated	2.7
Total	100.0

Percentages indicated are based upon total fixed income securities (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody's, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as "Not rated". Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund's subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate, and time to maturity) and the amount and type of any collateral.

Annual Report 2014
5

Columbia AMT-Free Connecticut Intermediate Muni Bond Fund

Manager Discussion of Fund Performance (continued)

Investment Risks

Fixed-income securities present issuer default risk. The Fund invests substantially in municipal securities and will be affected by tax, legislative, regulatory, demographic or political changes, as well as changes impacting a state's financial, economic or other conditions. A relatively small number of tax-exempt issuers may necessitate the Fund investing more heavily in a single issuer and, therefore, be more exposed to the risk of loss than a fund that invests more broadly. The value of the Fund's portfolio may be more volatile than a more geographically diversified fund. Prepayment and extension risk exists as a loan, bond or other investment may be called, prepaid or redeemed before maturity and that similar yielding investments may not be available for purchase. A rise in interest rates may result in a price decline of fixed-income (debt) instruments held by the fund, negatively affecting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund's income and yield. Debt instruments with longer maturity and duration have greater sensitivity to interest rate changes. Interest rates can change due to local government and banking regulation changes. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Federal and state tax rules apply to capital gain distributions and any gains or losses on sales. Income may be subject to state or local taxes. Liquidity risk is associated with the difficulty of selling underlying investments at a desirable time or price. See the Fund's prospectus for more information on these and other risks.

Connecticut Still Recovering

As a sluggish public sector and the financial services industry continued to weigh on payroll growth, Connecticut's recovery from the 2008 recession remained a work in progress. Unemployment currently sits 0.5 percentage points above the national average and the state's housing recovery has been burdened by a backlog of foreclosures. However, income growth has started to pick up thanks to an improved outlook for the state's manufacturing sector. Prospects for new military contracts have helped stabilize some of Connecticut's largest employers. Longer term, we believe the state must improve competitiveness to attract and maintain businesses. High energy costs and higher-than-average corporate tax rates account for Connecticut's rank as the third most expensive place to do business in the country. High business costs also account for a good portion of the domestic population migration out of state that has been underway for years.

Looking Ahead

Given the slow but steady improvement in the U.S. economy, we do not currently expect the Fed to materially change its current policy stance until late in 2015. With that in mind, we plan to maintain Fund duration at or near the level of the benchmark. We see value in the seven- to 10-year maturity range and also at the far end of the Fund's target maturity range, which is 17 to 20 years. We believe that security selection, backed by rigorous credit analysis, will be the key to performance going forward. We plan to analyze the potential for changes in tax or revenue policies in light of the November election results and to monitor hospital-related holdings in light of changes, rules and regulations tied to the implementation of the Affordable Care Act.

Annual Report 2014
6

Columbia AMT-Free Connecticut Intermediate Muni Bond Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

May 1, 2014 – October 31, 2014

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,023.40	1,021.12	4.13	4.13	0.81
Class B	1,000.00	1,000.00	1,019.50	1,017.34	7.94	7.93	1.56
Class C	1,000.00	1,000.00	1,021.10	1,018.85	6.42	6.41	1.26
Class R4	1,000.00	1,000.00	1,024.90	1,022.38	2.86	2.85	0.56
Class T	1,000.00	1,000.00	1,023.50	1,021.63	3.62	3.62	0.71
Class Z	1,000.00	1,000.00	1,024.70	1,022.38	2.86	2.85	0.56

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2014
7

Columbia AMT-Free Connecticut Intermediate Muni Bond Fund

Portfolio of Investments

October 31, 2014

(Percentages represent value of investments compared to net assets)

Municipal Bonds 99.2%

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Disposal 1.0%
New Haven Solid Waste Authority Revenue Bonds Series 2008 06/01/23	5.125%	1,520,000	1,675,040
Higher Education 13.2%
Connecticut State Health & Educational Facility Authority Refunding Revenue Bonds Connecticut State University Series 2014O 11/01/25	4.000%	2,000,000	2,275,660
Sacred Heart University Series 2012H (AGM) 07/01/19	5.000%	2,350,000	2,723,932
Revenue Bonds Fairfield University Series 2008N 07/01/18	5.000%	2,120,000	2,393,438
07/01/22	5.000%	2,500,000	2,821,875
Quinnipiac University Series 2007I (NPFGC) 07/01/22	5.000%	2,000,000	2,188,120
Quinnipiac University Health & Education Series 2007 (NPFGC) 07/01/28	5.000%	2,000,000	2,221,940
Sacred Heart University Series 2011G 07/01/20	5.000%	1,190,000	1,339,226
Trinity College Series 1998F (NPFGC) 07/01/21	5.500%	500,000	579,260
Yale University Series 1997T-1 07/01/29	4.700%	4,800,000	5,220,672
Total			21,764,123
Hospital 15.1%
Connecticut State Health & Educational Facility Authority Revenue Bonds Bridgeport Hospital Series 2012D 07/01/22	5.000%	1,400,000	1,664,278
Hartford Healthcare Series 2014E 07/01/34	5.000%	2,360,000	2,643,979
Health System Catholic East Series 2010 11/15/29	4.750%	3,420,000	3,687,512
Hospital for Special Care Series 2007C (RAD) 07/01/17	5.250%	500,000	546,075
07/01/20	5.250%	1,235,000	1,321,722
07/01/27	5.250%	750,000	786,420

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Lawrence & Memorial Hospital Series 2011S 07/01/31	5.000%	2,000,000	2,208,180
Middlesex Hospital Series 2006M (AGM) 07/01/27	4.875%	500,000	534,455
Series 2011N 07/01/20	5.000%	1,365,000	1,561,301
07/01/21	5.000%	1,000,000	1,141,750
Stamford Hospital Series 2012J 07/01/20	5.000%	1,525,000	1,760,094
Western Connecticut Health Network Series 2011 07/01/19	5.000%	1,760,000	2,001,666
07/01/20	5.000%	1,630,000	1,864,410
Yale-New Haven Health Series 2014A 07/01/31	5.000%	2,500,000	2,869,275
Yale-New Haven Hospital Series 2013N 07/01/25	5.000%	300,000	354,135
Total			24,945,252
Investor Owned 3.3%
Connecticut State Development Authority Refunding Revenue Bonds Connecticut Light & Power Co. Project Series 2011 09/01/28	4.375%	5,000,000	5,441,100
Joint Power Authority 0.7%
Connecticut Municipal Electric Energy Cooperative Revenue Bonds Series 2012A 01/01/27	5.000%	1,000,000	1,140,530
Local General Obligation 19.0%
City of Bridgeport Unlimited General Obligation Bonds Series 2014A (AGM) 07/01/31	5.000%	1,350,000	1,549,408
Unlimited General Obligation Refunding Bonds Series 2004C (NPFGC) 08/15/17	5.250%	1,500,000	1,668,525
08/15/21	5.500%	1,125,000	1,350,203
City of Hartford Unlimited General Obligation Bonds Series 2011A 04/01/22	5.250%	1,325,000	1,563,023
04/01/23	5.250%	1,325,000	1,545,546
04/01/24	5.250%	1,325,000	1,535,715
Unlimited General Obligation Refunding Bonds Series 2005C (NPFGC) 09/01/19	5.000%	2,085,000	2,423,896
Series 2013A 04/01/26	5.000%	1,810,000	2,106,369

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
8

Columbia AMT-Free Connecticut Intermediate Muni Bond Fund

Portfolio of Investments (continued)

October 31, 2014

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
City of New Haven Unlimited General Obligation Bonds Series 2011 (AGM) 08/01/18	5.000%	820,000	930,454
Unlimited General Obligation Refunding Bonds Series 2008 (AGM) 11/01/18	5.000%	4,410,000	5,033,398
City of Stamford Unlimited General Obligation Refunding Bonds Series 2003B 08/15/17	5.250%	1,125,000	1,268,550
Regional School District No. 15 Limited General Obligation Refunding Bonds Series 2003 (NPFGC) 02/01/16	5.000%	1,025,000	1,083,630
Town of Brookfield Unlimited General Obligation Refunding Bonds Series 2014 08/01/25	5.000%	325,000	410,946
Town of Fairfield Unlimited General Obligation Refunding Bonds Series 2008 01/01/20	5.000%	1,000,000	1,187,040
01/01/22	5.000%	500,000	608,240
Town of Hamden Unlimited General Obligation Bonds Build America Bonds Series 2014A 08/15/23	5.000%	320,000	371,568
Town of North Haven Unlimited General Obligation Bonds Series 2007 07/15/24	4.750%	1,150,000	1,389,614
07/15/25	4.750%	1,150,000	1,399,872
Town of Ridgefield Unlimited General Obligation Refunding Bonds Series 2009 09/15/20	5.000%	2,130,000	2,568,226
Town of Trumbull Unlimited General Obligation Refunding Bonds Series 2009 09/15/20	4.000%	575,000	642,419
09/15/21	4.000%	600,000	664,218
Total			31,300,860
Multi-Family 1.4%
Bridgeport Housing Authority Revenue Bonds Custodial Receipts Energy Performance Series 2009 06/01/22	5.000%	1,035,000	1,091,242
06/01/23	5.000%	1,085,000	1,139,434
Total			2,230,676

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Municipal Power 0.2%
Guam Power Authority Refunding Revenue Bonds Series 2012A (AGM)(a) 10/01/24	5.000%	315,000	373,351
Nursing Home 0.8%
Connecticut State Development Authority Revenue Bonds Alzheimers Resource Center, Inc. Project Series 2007 08/15/17	5.200%	670,000	715,647
08/15/21	5.400%	500,000	524,895
Total			1,240,542
Pool/Bond Bank 0.7%
State of Connecticut Refunding Revenue Bonds Revolving Fund Series 2009C 10/01/18	5.000%	1,000,000	1,158,250
Prep School 3.7%
Connecticut State Health & Educational Facility Authority Revenue Bonds Greenwich Academy Series 2007E (AGM) 03/01/26	5.250%	2,770,000	3,301,120
Loomis Chaffe School Series 2005F (AMBAC) 07/01/27	5.250%	1,670,000	2,155,419
Miss Porters School Issue Series 2006B (AMBAC) 07/01/29	4.500%	600,000	630,372
Total			6,086,911
Refunded/Escrowed 6.9%
City of Hartford Unlimited General Obligation Bonds Series 2009A Escrowed to Maturity (AGM) 08/15/17	5.000%	695,000	778,887
Connecticut Municipal Electric Energy Cooperative Prerefunded 01/01/17 Revenue Bonds Series 2006A (AMBAC) 01/01/22	5.000%	2,000,000	2,196,900
Revenue Bonds Series 2009A Escrowed to Maturity (AGM) 01/01/17	5.000%	1,525,000	1,675,136
Connecticut State Health & Educational Facility Authority Prerefunded 07/01/15 Revenue Bonds William W Backus Hospital Series 2005G (AGM) 07/01/24	5.000%	1,300,000	1,341,639

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
9

Columbia AMT-Free Connecticut Intermediate Muni Bond Fund

Portfolio of Investments (continued)

October 31, 2014

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Puerto Rico Highways & Transportation Authority Refunding Revenue Bonds Series 2005BB Escrowed to Maturity (AGM)(a) 07/01/22	5.250%	895,000	1,111,581
State of Connecticut Prerefunded 11/15/15 Unlimited General Obligation Bonds Series 2005D (NPFGC) 11/15/23	5.000%	4,000,000	4,199,600
Total			11,303,743
Single Family 5.5%
Connecticut Housing Finance Authority Revenue Bonds Subordinated Series 2008B-1 11/15/23	4.750%	3,000,000	3,139,560
Subordinated Series 2009B-1 11/15/24	4.550%	4,000,000	4,280,520
Connecticut Housing Finance Authority(b) Refunding Revenue Bonds Series 2014 11/15/29	3.000%	1,625,000	1,605,565
Total			9,025,645
Special Non Property Tax 9.3%
State of Connecticut Special Tax Revenue Bonds Transportation Infrastructure Series 2009A 12/01/19	4.500%	3,765,000	4,363,070
Series 2014A 09/01/25	5.000%	2,500,000	3,052,350
State of Connecticut Refunding Special Tax Bonds 2nd Lien Transportation Infrastructure Series 2009-1 02/01/17	4.250%	1,000,000	1,083,940
02/01/19	5.000%	3,450,000	4,007,554
Territory of Guam Revenue Bonds Series 2011A(a) 01/01/31	5.000%	550,000	600,045
Virgin Islands Public Finance Authority Revenue Bonds Matching Fund Loan Notes-Senior Lien Series 2010A(a) 10/01/25	5.000%	2,020,000	2,239,796
Total			15,346,755

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Special Property Tax 1.9%
Harbor Point Infrastructure Improvement District Tax Allocation Bonds Harbor Point Project Series 2010A 04/01/22	7.000%	2,662,000	3,136,688
State Appropriated 2.7%
University of Connecticut Revenue Bonds Series 2007A 04/01/24	4.000%	2,100,000	2,236,185
Series 2009A 02/15/23	5.000%	2,000,000	2,294,920
Total			4,531,105
State General Obligation 8.0%
Connecticut Housing Finance Authority Revenue Bonds State Supported Special Obligation Series 2009-10 06/15/18	5.000%	1,755,000	1,994,066
06/15/19	5.000%	1,840,000	2,128,273
State of Connecticut Unlimited General Obligation Bonds Series 2008B 04/15/22	5.000%	5,415,000	6,138,281
Unlimited General Obligation Refunding Bonds Series 2005B (AMBAC) 06/01/20	5.250%	600,000	720,780
Series 2006E 12/15/20	5.000%	2,000,000	2,188,420
Total			13,169,820
Water & Sewer 5.8%
Greater New Haven Water Pollution Control Authority Refunding Revenue Bonds Series 2014B 08/15/31	5.000%	1,000,000	1,162,070
Hartford County Metropolitan District Revenue Bonds Clean Water Project Series 2014A(b) 11/01/27	5.000%	1,000,000	1,207,040
South Central Connecticut Regional Water Authority Refunding Revenue Bonds 20th Series 2007A (NPFGC) 08/01/22	5.250%	1,370,000	1,684,470
08/01/23	5.250%	500,000	620,840
27th Series 2012 08/01/29	5.000%	2,945,000	3,384,600
29th Series 2014 08/01/25	5.000%	500,000	596,775

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
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Columbia AMT-Free Connecticut Intermediate Muni Bond Fund

Portfolio of Investments (continued)

October 31, 2014

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
South Central Connecticut Regional Water Authority(c) Revenue Bonds 18th Series 2003B (NPFGC) 08/01/29	5.250%	750,000	837,150
Total			9,492,945
Total Municipal Bonds (Cost: $151,394,648)			163,363,336

Money Market Funds 0.7%

	Shares	Value ($)
Dreyfus Tax-Exempt Cash Management Fund, 0.000%(d)	1,200,007	1,200,007
Total Money Market Funds (Cost: $1,200,007)		1,200,007
Total Investments (Cost: $152,594,655)		164,563,343
Other Assets & Liabilities, Net		239,459
Net Assets		164,802,802

Notes to Portfolio of Investments

(a)  Municipal obligations include debt obligations issued by or on behalf of territories, possessions, or sovereign nations within the territorial boundaries of the United States. At October 31, 2014, the value of these securities amounted to $4,324,773 or 2.62% of net assets.

(b)  Represents a security purchased on a when-issued or delayed delivery basis.

(c)  Variable rate security.

(d)  The rate shown is the seven-day current annualized yield at October 31, 2014.

Abbreviation Legend

AGM  Assured Guaranty Municipal Corporation

AMBAC  Ambac Assurance Corporation

NPFGC  National Public Finance Guarantee Corporation

RAD  Radian Asset Assurance, Inc.

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
11

Columbia AMT-Free Connecticut Intermediate Muni Bond Fund

Portfolio of Investments (continued)

October 31, 2014

Fair Value Measurements (continued)

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at October 31, 2014:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Bonds
Municipal Bonds	—	163,363,336	—	163,363,336
Total Bonds	—	163,363,336	—	163,363,336
Mutual Funds
Money Market Funds	1,200,007	—	—	1,200,007
Total Mutual Funds	1,200,007	—	—	1,200,007
Total	1,200,007	163,363,336	—	164,563,343

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
12

Columbia AMT-Free Connecticut Intermediate Muni Bond Fund

Statement of Assets and Liabilities

October 31, 2014

Assets
Investments, at value
(identified cost $152,594,655)	$164,563,343
Cash	2,272,606
Receivable for:
Capital shares sold	140,255
Interest	1,977,433
Expense reimbursement due from Investment Manager	683
Prepaid expenses	1,448
Trustees' deferred compensation plan	34,980
Total assets	168,990,748
Liabilities
Payable for:
Investments purchased on a delayed delivery basis	2,832,510
Capital shares purchased	828,302
Dividend distributions to shareholders	428,283
Investment management fees	1,816
Distribution and/or service fees	228
Transfer agent fees	31,520
Administration fees	318
Chief compliance officer expenses	9
Other expenses	29,980
Trustees' deferred compensation plan	34,980
Total liabilities	4,187,946
Net assets applicable to outstanding capital stock	$164,802,802
Represented by
Paid-in capital	$152,390,563
Undistributed net investment income	143,579
Accumulated net realized gain	299,972
Unrealized appreciation (depreciation) on:
Investments	11,968,688
Total — representing net assets applicable to outstanding capital stock	$164,802,802

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
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Columbia AMT-Free Connecticut Intermediate Muni Bond Fund

Statement of Assets and Liabilities (continued)

October 31, 2014

Class A
Net assets	$7,710,837
Shares outstanding	697,120
Net asset value per share	$11.06
Maximum offering price per share(a)	$11.43
Class B
Net assets	$148,547
Shares outstanding	13,430
Net asset value per share	$11.06
Class C
Net assets	$6,263,836
Shares outstanding	566,321
Net asset value per share	$11.06
Class R4
Net assets	$416,449
Shares outstanding	37,696
Net asset value per share	$11.05
Class T
Net assets	$12,430,939
Shares outstanding	1,124,843
Net asset value per share	$11.05
Maximum offering price per share(a)	$11.60
Class Z
Net assets	$137,832,194
Shares outstanding	12,461,369
Net asset value per share	$11.06

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 3.25% for Class A and 4.75% for Class T.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
14

Columbia AMT-Free Connecticut Intermediate Muni Bond Fund

Statement of Operations

Year Ended October 31, 2014

Net investment income
Income:
Dividends	$313
Interest	6,235,929
Total income	6,236,242
Expenses:
Investment management fees	688,737
Distribution and/or service fees
Class A	22,186
Class B	1,453
Class C	66,202
Class T	19,069
Transfer agent fees
Class A	16,830
Class B	276
Class C	12,575
Class R4	782
Class T	24,151
Class Z	272,443
Administration fees	120,529
Compensation of board members	25,079
Custodian fees	2,108
Printing and postage fees	28,783
Registration fees	36,660
Professional fees	29,420
Chief compliance officer expenses	89
Other	7,446
Total expenses	1,374,818
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(301,578)
Fees waived by Distributor — Class C	(20,981)
Expense reductions	(100)
Total net expenses	1,052,159
Net investment income	5,184,083
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	813,241
Net realized gain	813,241
Net change in unrealized appreciation (depreciation) on:
Investments	2,345,718
Net change in unrealized appreciation	2,345,718
Net realized and unrealized gain	3,158,959
Net increase in net assets resulting from operations	$8,343,042

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
15

Columbia AMT-Free Connecticut Intermediate Muni Bond Fund

Statement of Changes in Net Assets

	Year Ended October 31, 2014	Year Ended October 31, 2013(a)
Operations
Net investment income	$5,184,083	$5,776,911
Net realized gain (loss)	813,241	(511,379)
Net change in unrealized appreciation (depreciation)	2,345,718	(7,683,067)
Net increase (decrease) in net assets resulting from operations	8,343,042	(2,417,535)
Distributions to shareholders
Net investment income
Class A	(248,236)	(240,467)
Class B	(2,982)	(2,976)
Class C	(156,889)	(167,685)
Class R4	(12,860)	(44)
Class T	(379,822)	(385,443)
Class Z	(4,374,518)	(4,973,046)
Net realized gains
Class A	—	(36,990)
Class B	—	(807)
Class C	—	(30,336)
Class T	—	(59,534)
Class Z	—	(746,436)
Total distributions to shareholders	(5,175,307)	(6,643,764)
Decrease in net assets from capital stock activity	(20,333,069)	(23,061,437)
Total decrease in net assets	(17,165,334)	(32,122,736)
Net assets at beginning of year	181,968,136	214,090,872
Net assets at end of year	$164,802,802	$181,968,136
Undistributed net investment income	$143,579	$141,748

(a) Class R4 shares are based on operations from March 19, 2013 (commencement of operations) through the stated period end.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
16

Columbia AMT-Free Connecticut Intermediate Muni Bond Fund

Statement of Changes in Net Assets (continued)

	Year Ended October 31, 2014		Year Ended October 31, 2013(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(b)	318,442	3,480,852	271,318	3,047,855
Distributions reinvested	19,947	218,400	20,678	229,031
Redemptions	(471,961)	(5,170,674)	(249,512)	(2,763,143)
Net increase (decrease)	(133,572)	(1,471,422)	42,484	513,743
Class B shares
Subscriptions	62	682	87	974
Distributions reinvested	210	2,300	242	2,684
Redemptions(b)	(9)	(107)	(4,580)	(51,593)
Net increase (decrease)	263	2,875	(4,251)	(47,935)
Class C shares
Subscriptions	106,476	1,167,330	161,593	1,783,135
Distributions reinvested	10,084	110,446	11,462	127,275
Redemptions	(193,145)	(2,114,703)	(193,430)	(2,125,797)
Net decrease	(76,585)	(836,927)	(20,375)	(215,387)
Class R4 shares
Subscriptions	51,517	556,485	223	2,500
Distributions reinvested	1,153	12,641	1	6
Redemptions	(15,198)	(167,050)	—	—
Net increase	37,472	402,076	224	2,506
Class T shares
Subscriptions	5,935	64,807	8,291	91,194
Distributions reinvested	18,739	205,099	22,804	253,463
Redemptions	(124,182)	(1,354,178)	(121,242)	(1,347,078)
Net decrease	(99,508)	(1,084,272)	(90,147)	(1,002,421)
Class Z shares
Subscriptions	1,341,677	14,691,260	1,263,206	14,097,975
Distributions reinvested	20,249	221,724	26,613	295,542
Redemptions	(2,956,945)	(32,258,383)	(3,334,224)	(36,705,460)
Net decrease	(1,595,019)	(17,345,399)	(2,044,405)	(22,311,943)
Total net decrease	(1,866,949)	(20,333,069)	(2,116,470)	(23,061,437)

(a) Class R4 shares are based on operations from March 19, 2013 (commencement of operations) through the stated period end.

(b) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
17

Columbia AMT-Free Connecticut Intermediate Muni Bond Fund

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended October 31,
Class A	2014		2013		2012		2011		2010
Per share data
Net asset value, beginning of period	$10.85		$11.34		$10.97		$11.00		$10.69
Income from investment operations:
Net investment income	0.31		0.29		0.31		0.33		0.33
Net realized and unrealized gain (loss)	0.21		(0.44)		0.38		(0.03)		0.31
Total from investment operations	0.52		(0.15)		0.69		0.30		0.64
Less distributions to shareholders:
Net investment income	(0.31)		(0.29)		(0.31)		(0.33)		(0.33)
Net realized gains	—		(0.05)		(0.01)		—		—
Total distributions to shareholders	(0.31)		(0.34)		(0.32)		(0.33)		(0.33)
Net asset value, end of period	$11.06		$10.85		$11.34		$10.97		$11.00
Total return	4.83%		(1.34%)		6.36%		2.83%		6.10%
Ratios to average net assets(a)
Total gross expenses	0.99%		0.97%		1.00%		1.03%		0.94%
Total net expenses(b)	0.81	%(c)	0.80	%(c)	0.79	%(c)	0.79	%(c)	0.80	%(c)
Net investment income	2.81%		2.67%		2.79%		3.09%		3.08%
Supplemental data
Net assets, end of period (in thousands)	$7,711		$9,016		$8,937		$9,108		$11,458
Portfolio turnover	12%		9%		19%		6%		10%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(c)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
18

Columbia AMT-Free Connecticut Intermediate Muni Bond Fund

Financial Highlights (continued)

	Year Ended October 31,
Class B	2014		2013		2012		2011		2010
Per share data
Net asset value, beginning of period	$10.85		$11.34		$10.97		$11.00		$10.69
Income from investment operations:
Net investment income	0.23		0.21		0.23		0.25		0.25
Net realized and unrealized gain (loss)	0.20		(0.44)		0.38		(0.03)		0.31
Total from investment operations	0.43		(0.23)		0.61		0.22		0.56
Less distributions to shareholders:
Net investment income	(0.22)		(0.21)		(0.23)		(0.25)		(0.25)
Net realized gains	—		(0.05)		(0.01)		—		—
Total distributions to shareholders	(0.22)		(0.26)		(0.24)		(0.25)		(0.25)
Net asset value, end of period	$11.06		$10.85		$11.34		$10.97		$11.00
Total return	4.04%		(2.08%)		5.56%		2.05%		5.31%
Ratios to average net assets(a)
Total gross expenses	1.73%		1.72%		1.84%		1.83%		1.69%
Total net expenses(b)	1.56	%(c)	1.55	%(c)	1.54	%(c)	1.55	%(c)	1.55	%(c)
Net investment income	2.06%		1.91%		2.06%		2.35%		2.34%
Supplemental data
Net assets, end of period (in thousands)	$149		$143		$197		$265		$1,467
Portfolio turnover	12%		9%		19%		6%		10%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(c)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
19

Columbia AMT-Free Connecticut Intermediate Muni Bond Fund

Financial Highlights (continued)

	Year Ended October 31,
Class C	2014		2013		2012		2011		2010
Per share data
Net asset value, beginning of period	$10.85		$11.34		$10.97		$11.00		$10.69
Income from investment operations:
Net investment income	0.26		0.25		0.27		0.29		0.29
Net realized and unrealized gain (loss)	0.21		(0.44)		0.38		(0.03)		0.31
Total from investment operations	0.47		(0.19)		0.65		0.26		0.60
Less distributions to shareholders:
Net investment income	(0.26)		(0.25)		(0.27)		(0.29)		(0.29)
Net realized gains	—		(0.05)		(0.01)		—		—
Total distributions to shareholders	(0.26)		(0.30)		(0.28)		(0.29)		(0.29)
Net asset value, end of period	$11.06		$10.85		$11.34		$10.97		$11.00
Total return	4.37%		(1.74%)		5.94%		2.41%		5.68%
Ratios to average net assets(a)
Total gross expenses	1.74%		1.72%		1.74%		1.79%		1.69%
Total net expenses(b)	1.24	%(c)	1.20	%(c)	1.19	%(c)	1.19	%(c)	1.20	%(c)
Net investment income	2.38%		2.26%		2.39%		2.68%		2.68%
Supplemental data
Net assets, end of period (in thousands)	$6,264		$6,977		$7,520		$7,172		$7,897
Portfolio turnover	12%		9%		19%		6%		10%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(c)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
20

Columbia AMT-Free Connecticut Intermediate Muni Bond Fund

Financial Highlights (continued)

	Year Ended October 31,
Class R4	2014		2013(a)
Per share data
Net asset value, beginning of period	$10.84		$11.19
Income from investment operations:
Net investment income	0.34		0.20
Net realized and unrealized gain (loss)	0.21		(0.35)
Total from investment operations	0.55		(0.15)
Less distributions to shareholders:
Net investment income	(0.34)		(0.20)
Total distributions to shareholders	(0.34)		(0.20)
Net asset value, end of period	$11.05		$10.84
Total return	5.13%		(1.36%)
Ratios to average net assets(b)
Total gross expenses	0.74%		0.62	%(c)
Total net expenses(d)	0.56	%(e)	0.56	%(c)(e)
Net investment income	3.08%		2.92	%(c)
Supplemental data
Net assets, end of period (in thousands)	$416		$2
Portfolio turnover	12%		9%

Notes to Financial Highlights

(a)  Based on operations from March 19, 2013 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
21

Columbia AMT-Free Connecticut Intermediate Muni Bond Fund

Financial Highlights (continued)

	Year Ended October 31,
Class T	2014		2013		2012		2011		2010
Per share data
Net asset value, beginning of period	$10.85		$11.34		$10.97		$11.00		$10.69
Income from investment operations:
Net investment income	0.32		0.31		0.32		0.34		0.35
Net realized and unrealized gain (loss)	0.21		(0.45)		0.38		(0.03)		0.30
Total from investment operations	0.53		(0.14)		0.70		0.31		0.65
Less distributions to shareholders:
Net investment income	(0.33)		(0.30)		(0.32)		(0.34)		(0.34)
Net realized gains	—		(0.05)		(0.01)		—		—
Total distributions to shareholders	(0.33)		(0.35)		(0.33)		(0.34)		(0.34)
Net asset value, end of period	$11.05		$10.85		$11.34		$10.97		$11.00
Total return	4.93%		(1.25%)		6.47%		2.93%		6.21%
Ratios to average net assets(a)
Total gross expenses	0.89%		0.87%		0.89%		0.94%		0.84%
Total net expenses(b)	0.71	%(c)	0.70	%(c)	0.69	%(c)	0.69	%(c)	0.70	%(c)
Net investment income	2.91%		2.76%		2.89%		3.18%		3.18%
Supplemental data
Net assets, end of period (in thousands)	$12,431		$13,287		$14,903		$15,110		$16,603
Portfolio turnover	12%		9%		19%		6%		10%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(c)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
22

Columbia AMT-Free Connecticut Intermediate Muni Bond Fund

Financial Highlights (continued)

	Year Ended October 31,
Class Z	2014		2013		2012		2011		2010
Per share data
Net asset value, beginning of period	$10.85		$11.34		$10.97		$11.00		$10.69
Income from investment operations:
Net investment income	0.33		0.32		0.34		0.36		0.36
Net realized and unrealized gain (loss)	0.21		(0.44)		0.38		(0.03)		0.31
Total from investment operations	0.54		(0.12)		0.72		0.33		0.67
Less distributions to shareholders:
Net investment income	(0.33)		(0.32)		(0.34)		(0.36)		(0.36)
Net realized gains	—		(0.05)		(0.01)		—		—
Total distributions to shareholders	(0.33)		(0.37)		(0.35)		(0.36)		(0.36)
Net asset value, end of period	$11.06		$10.85		$11.34		$10.97		$11.00
Total return	5.09%		(1.10%)		6.63%		3.08%		6.37%
Ratios to average net assets(a)
Total gross expenses	0.74%		0.72%		0.74%		0.79%		0.69%
Total net expenses(b)	0.56	%(c)	0.55	%(c)	0.54	%(c)	0.54	%(c)	0.55	%(c)
Net investment income	3.06%		2.91%		3.04%		3.33%		3.33%
Supplemental data
Net assets, end of period (in thousands)	$137,832		$152,543		$182,533		$182,400		$209,384
Portfolio turnover	12%		9%		19%		6%		10%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(c)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
23

Columbia AMT-Free Connecticut Intermediate Muni Bond Fund

Notes to Financial Statements

October 31, 2014

Note 1. Organization

Columbia AMT-Free Connecticut Intermediate Muni Bond Fund (formerly known as Columbia Connecticut Intermediate Municipal Bond Fund) (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Effective July 7, 2014, Columbia Connecticut Intermediate Municipal Bond Fund was renamed Columbia AMT-Free Connecticut Intermediate Muni Bond Fund.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class R4, Class T and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges.

Class A shares are subject to a maximum front-end sales charge of 3.25% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 3.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund's prospectus.

Class T shares are subject to a maximum front-end sales charge of 4.75% based on the investment amount. Class T shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a CDSC if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase. Class T shares are available only to investors who received (and who have continuously held) Class T shares in connection with previous fund reorganizations.

Class Z shares are not subject to sales charges and are available only to eligible investors, which are subject to different investment minimums as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP) which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Investments in open-end investment companies, including money market funds, are valued at their net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under procedures established by and under the general

Annual Report 2014
24

Columbia AMT-Free Connecticut Intermediate Muni Bond Fund

Notes to Financial Statements (continued)

October 31, 2014

supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Dividend income is recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains

(losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt and taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.40% to 0.27% as the Fund's net assets increase. The effective investment management fee rate for the year ended October 31, 2014 was 0.40% of the Fund's average daily net assets.

Annual Report 2014
25

Columbia AMT-Free Connecticut Intermediate Muni Bond Fund

Notes to Financial Statements (continued)

October 31, 2014

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.07% to 0.04% as the Fund's net assets increase. The effective administration fee rate for the year ended October 31, 2014 was 0.07% of the Fund's average daily net assets.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. The Trust's eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

Effective November 1, 2014, the Transfer Agent receives a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. Prior to November 1, 2014, the Transfer Agent received a monthly account-based service fee based on the number of open accounts. In addition, the Transfer Agent also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which receive a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees.

For the year ended October 31, 2014, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.19%
Class B	0.19
Class C	0.19
Class R4	0.19
Class T	0.19
Class Z	0.19

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended October 31, 2014, these minimum account balance fees reduced total expenses of the Fund by $100.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.75% of the average daily net assets attributable to Class B and Class C shares only.

Effective March 1, 2014, the Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares so that the distribution fee does not exceed 0.45% annually of the average daily net assets attributable to Class C shares. This arrangement may be modified or terminated by the Distributor at any time. Prior to March 1, 2014, the Distributor voluntarily waived a portion of the distribution

Annual Report 2014
26

Columbia AMT-Free Connecticut Intermediate Muni Bond Fund

Notes to Financial Statements (continued)

October 31, 2014

fee for Class C shares so that the distribution fee did not exceed 0.40% annually of the average daily net assets attributable to Class C shares.

Shareholder Services Fees

The Fund has adopted a shareholder services plan that permits it to pay for certain services provided to Class T shareholders by their selling and/or servicing agents. The Fund may pay shareholder servicing fees up to an aggregate annual rate of 0.40% of the Fund's average daily net assets attributable to Class T shares (comprised of up to 0.20% for shareholder liaison services and up to 0.20% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.15% of the Fund's average daily net assets attributable to Class T shares. In addition, the servicing fee for Class T shares will be waived by selling and/or servicing agents to the extent necessary to prevent the net investment income for the Class T shares from falling below 0.00% on a daily basis. The effective shareholder services fee rate for the year ended October 31, 2014 was 0.15% of the Fund's average daily net assets attributable to Class T shares.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $8,535 for Class A, $150 for Class C, and $48 for Class T shares for the year ended October 31, 2014.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

Fee Rates Contractual through February 28, 2015
Class A	0.81%
Class B	1.56
Class C	1.56
Class R4	0.56
Class T	0.71
Class Z	0.56

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties. Class C distribution fees waived by the Distributor, as discussed above, are in addition to the waiver/reimbursement commitment under the agreement.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At October 31, 2014, these differences are primarily due to differing treatment for utilization of prior year capital loss carryforward, Trustees' deferred compensation, and distributions. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$(6,945)
Accumulated net realized gain	6,945

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended October 31,	2014	2013
Ordinary income	$—	$26,528
Tax-exempt income	5,175,307	5,768,088
Long-term capital gains	—	849,148
Total	$5,175,307	$6,643,764

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

Annual Report 2014
27

Columbia AMT-Free Connecticut Intermediate Muni Bond Fund

Notes to Financial Statements (continued)

October 31, 2014

At October 31, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	$586,691
Undistributed long-term capital gains	299,972
Capital loss carryforwards	(520,214)
Net unrealized appreciation	11,988,838

At October 31, 2014, the cost of investments for federal income tax purposes was $152,574,505 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$12,008,743
Unrealized depreciation	(19,905)
Net unrealized appreciation	$11,988,838

For the year ended October 31, 2014, $520,214 of capital loss carryforward was utilized.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations and certain derivatives, if any, aggregated to $19,528,883 and $35,352,914, respectively, for the year ended October 31, 2014. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Shareholder Concentration

At October 31, 2014, one unaffiliated shareholder of record owned 81.8% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 7. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. (JPMorgan) whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to

$500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Effective December 10, 2013, the Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. Prior to December 10, 2013, the commitment fee was charged at the annual rate of 0.08% per annum. The commitment fee is included in other expenses in the Statement of Operations.

Effective December 9, 2014, the Fund extended its revolving credit facility with JPMorgan. The credit facility agreement, as amended, permits collective borrowings up to $550 million under the same terms and interest rates as described above.

The Fund had no borrowings during the year ended October 31, 2014.

Note 8. Significant Risks

Credit Risk

Credit risk is the risk that the value of debt securities in the Fund's portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.

Interest Rate Risk

Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund's performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.

Liquidity Risk

Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund's investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at

Annual Report 2014
28

Columbia AMT-Free Connecticut Intermediate Muni Bond Fund

Notes to Financial Statements (continued)

October 31, 2014

the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.

Geographic Concentration Risk

Because state-specific tax-exempt funds invest primarily in the municipal securities issued by the state and political sub-divisions of the state, the Fund will be particularly affected by political and economic conditions and developments in the state in which it invests. The Fund may, therefore, have a greater risk than that of a municipal bond fund which is more geographically diversified. The value of the municipal securities owned by the Fund also may be adversely affected by future changes in federal or state income tax laws.

Non-Diversification Risk

A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted in Notes 3 and 7 above, there were no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the

SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2014
29

Columbia AMT-Free Connecticut Intermediate Muni Bond Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and the Shareholders of
Columbia AMT-Free Connecticut Intermediate Muni Bond Fund
(formerly Columbia Connecticut Intermediate Municipal Bond Fund)

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia AMT-Free Connecticut Intermediate Muni Bond Fund (formerly Columbia Connecticut Intermediate Municipal Bond Fund) (the "Fund", a series of Columbia Funds Series Trust I) at October 31, 2014, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
December 22, 2014

Annual Report 2014
30

Columbia AMT-Free Connecticut Intermediate Muni Bond Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended October 31, 2014. Shareholders will be notified in early 2015 of the amounts for use in preparing 2014 income tax returns.

Tax Designations:

Capital Gain Dividend	$314,971
Exempt-Interest Dividends	100.00%

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.

Exempt-Interest Dividends. The percentage of net investment income distributed during the fiscal year that qualifies as exempt-interest dividends for federal income tax purposes.

Annual Report 2014
31

Columbia AMT-Free Connecticut Intermediate Muni Bond Fund

Trustees and Officers

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Series Trust I.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Douglas A. Hacker (Born 1955) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996) and Chairman of the Board (since 2014)

Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 56; Spartan Stores, Inc. (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013

Janet Langford Kelly (Born 1957) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004. Oversees 56; None

Nancy T. Lukitsh (Born 1956) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010. Oversees 56; None

William E. Mayer (Born 1940) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994)

Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 56; DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Kelso Capital Corporation (investment company); Premier, Inc. (healthcare)

David M. Moffett (Born 1952) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Retired. Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007. Oversees 56; CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); MBIA Inc. (financial service provider); E.W. Scripps Co. (print and television media), Building Materials Holding Corp. (building materials and construction services); Genworth Financial, Inc. (financial and insurance products and services); and University of Oklahoma Foundation

Charles R. Nelson (Born 1942) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1981)

Retired. Professor Emeritus, University of Washington, since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters. Oversees 56; None

John J. Neuhauser (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1984)

President, Saint Michael's College, since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007. Oversees 56; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)

Patrick J. Simpson (Born 1944) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 56; None

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32

Columbia AMT-Free Connecticut Intermediate Muni Bond Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Anne-Lee Verville (Born 1945) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1998)

Retired. General Manager — Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology). Oversees 56; Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
William F. Truscott (Born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474 Trustee (since 2012)

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer from 2001 to April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously, Chief Executive Officer, U.S. Asset Management & President, Annuities, from May 2010 to September 2012 and President — U.S. Asset Management and Chief Investment Officer from 2005 to April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer from 2006 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 to August 2012; Director, Threadneedle Asset Management Holdings, SARL since 2014. Oversees 188; Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Director, Ameriprise Certificate Company from 2006 to January 2013

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Born 1964	President and Principal Executive Officer (2009)

Managing Director and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC, since May 2010; and President, Columbia Funds since 2009; Managing Director, Columbia Management Advisors, LLC, from December 2004 to April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009; and senior officer of Columbia Funds and affiliated funds since 2003.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC from September 2004 to April 2010; and senior officer of Columbia Funds and affiliated funds since 2002.

Annual Report 2014
33

Columbia AMT-Free Connecticut Intermediate Muni Bond Fund

Trustees and Officers (continued)

Officers (continued)

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1959	Senior Vice President (2006), Chief Legal Officer (2006) and Assistant Secretary (2011)

Senior Vice President and Assistant General Counsel — Global Asset Management, Ameriprise Financial since February 2014 (previously, Senior Vice President and Lead Chief Counsel — Asset Management, 2012 – February 2014; Vice President and Lead Chief Counsel — Asset Management, 2010 – 2012; and Vice President and Chief Counsel — Asset Management, 2005 – 2010); Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; senior officer of Columbia Funds and affiliated funds since 2006.

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc. since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America from 2005 to April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc. since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC from 2007 to April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America from 2005 to April 2010.
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from 2006 to April 2010.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Vice President (2011) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously, Chief Counsel from January 2010 to January 2013, and Group Counsel from November 2008 to January 2010); Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated from July 2008 to November 2008.

Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN Born 1965	Vice President (2006)

Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010; previously, Chief Administrative Officer, from 2009 to April 2010, and Vice President — Asset Management and Trust Company Services from 2006 to 2009.

Paul D. Pearson 5228 Ameriprise Financial Center Minneapolis, MN Born 1956	Vice President (2011) and Assistant Treasurer (1999)

Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial, Inc. from 1998 to April 2010.

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	Vice President and Secretary (2010)

Vice President and Chief Counsel, Ameriprise Financial, Inc. since January 2010 (previously, Vice President and Group Counsel or Counsel from 2004 to January 2010); officer of Columbia Funds and affiliated funds since 2007.

Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Born 1957	Vice President (2006)

President and Director, Columbia Management Investment Services Corp. from May 2010 to October 2014; President and Director, Columbia Management Services, Inc. from 2004 to April 2010; and Managing Director, Columbia Management Distributors, Inc. from 2007 to April 2010.

Annual Report 2014
34

Columbia AMT-Free Connecticut Intermediate Muni Bond Fund

Board Consideration and Approval of Advisory Agreement

On June 11, 2014, the Board of Trustees (the "Board") and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) of the Trust (the "Independent Trustees") unanimously approved the continuation of the Investment Management Services Agreement (the "Advisory Agreement") with Columbia Management Investment Advisers, LLC (the "Investment Manager") with respect to Columbia AMT-Free Connecticut Intermediate Muni Bond Fund (the "Fund"), a series of the Trust. As detailed below, the Advisory Fees and Expenses Committee (the "Committee") and the Board met on multiple occasions to review and discuss, both among themselves and with the management team of the Investment Manager, materials provided by the Investment Manager before determining to approve the continuation of the Advisory Agreement.

In connection with their deliberations regarding the continuation of the Advisory Agreement, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Advisory Agreement, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 4, 2014, April 30, 2014 and June 10, 2014 and at Board meetings held on April 30, 2014 and June 11, 2014. In addition, the Board considers matters bearing on the Advisory Agreement at most of its other meetings throughout the year and meets regularly with senior management of the Funds and the Investment Manager. Through the Board's Investment Oversight Committees, Trustees also meet with selected Fund portfolio managers and other investment personnel at various times throughout the year. The Committee and the Board also consulted with its independent fee consultant, Fund counsel and with the Independent Trustees' independent legal counsel, who advised on various matters with respect to the Committee's and the Board's considerations and otherwise assisted the Committee and the Board in their deliberations. On June 10, 2014, the Committee recommended that the Board approve the continuation of the Advisory Agreement. On June 11, 2014, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Advisory Agreement for the Fund.

The Committee and the Board considered all information that they, their legal counsel, or the Investment Manager believed reasonably necessary to evaluate and to determine whether to approve the continuation of the Advisory Agreement. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Advisory Agreement for the Fund included the following:

•  Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;

•  Information on the Fund's advisory fees and total expenses, including information comparing the Fund's expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;

•  The Investment Manager's agreement to contractually limit or cap total operating expenses for the Fund through February 28, 2015 so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) would not exceed the annual rates of 0.81% for Class A, 1.56% for Class B, 1.56% for Class C, 0.56% for Class R4, 0.71% for Class T and 0.56% for Class Z;

•  The terms and conditions of the Advisory Agreement;

•  The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including the Administrative Services Agreement, the Distribution Agreement and the Transfer and Dividend Disbursing Agent Agreement;

•  Descriptions of various functions performed by the Investment Manager under the Advisory Agreement, including portfolio management and portfolio trading practices;

•  Information regarding the management fees and investment performance of similarly-managed portfolios of other clients of the Investment Manager, including institutional separate accounts;

•  Information regarding the reputation, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;

•  Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services, including an assessment of the Investment Manager's compliance system by the Fund's Chief Compliance Officer; and

•  The profitability to the Investment Manager and its affiliates from their relationships with the Fund.

Annual Report 2014
35

Columbia AMT-Free Connecticut Intermediate Muni Bond Fund

Board Consideration and Approval of Advisory Agreement (continued)

Nature, Extent and Quality of Services Provided under the Advisory Agreement

The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Advisory Agreement and under separate agreements for the provision of transfer agency and administrative services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board considered, among other things, the Investment Manager's ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager's investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.

The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager, which included consideration of the Investment Manager's experience with similarly-structured funds. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates, and considered the Investment Manager's ability to provide administrative services to the Fund pursuant to a separate Administrative Services Agreement, including the Investment Manager's ability to coordinate the activities of the Fund's other service providers. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Advisory Agreement supported the continuation of the Advisory Agreement.

Investment Performance

The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks and information based on reports of the independent third-party data provider that compared the performance of the Fund to the performance of a group of comparable mutual funds, and data provided by the independent fee consultant. The Committee and the Board also reviewed a description of the third party's methodology for identifying the Fund's peer groups for purposes of performance and expense comparisons. Although the Fund's performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Committee and the Board concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the Fund's Advisory Agreement. Those factors included one or more of the following: (i) that the Fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Fund's investment strategy and policies and that the Fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the Fund's investment strategy; (iii) that the Fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that the Investment Manager had taken or was taking steps designed to help improve the Fund's investment performance, including, but not limited to, enhancing the resources supporting the portfolio managers, or modifying investment strategies.

The Committee and the Board noted that, through December 31, 2013, the Fund's performance was in the twenty-third, thirty-ninth and sixty-fourth percentile (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one-, three- and five- year periods, respectively.

The Committee and the Board also considered the Investment Manager's performance and reputation generally, the Investment Manager's historical responsiveness to Board concerns about performance, and the Investment Manager's willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund was sufficient, in light of other considerations, to warrant the continuation of the Advisory Agreement.

Investment Advisory Fee Rates and Other Expenses

The Committee and the Board considered the advisory fees charged to the Fund under the Advisory Agreement as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees under the Advisory Agreement, the Committee and the Board considered, among other information, the Fund's advisory fee and its total expense ratio as a

Annual Report 2014
36

Columbia AMT-Free Connecticut Intermediate Muni Bond Fund

Board Consideration and Approval of Advisory Agreement (continued)

percentage of average daily net assets. The Committee and the Board also considered data provided by the independent fee consultant. The Committee and the Board noted that the Fund's actual management fee and net expense ratio are both ranked in the first quintile (where the lowest fees and expenses would be in the first quintile) against the Fund's expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.

The Committee and the Board also received and considered information about the advisory fees charged by the Investment Manager to institutional separate accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. In evaluating the Fund's advisory fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the advisory fee rates and expenses of the Fund were sufficient, in light of other considerations, to warrant the continuation of the Advisory Agreement.

Costs of Services Provided and Profitability

The Committee and the Board also took note of the costs of the services provided (both on an absolute and relative basis) and the profitability to the Investment Manager and its affiliates in connection with their relationships with the Fund. In evaluating these considerations, the Committee and the Board took note of the advisory fees charged by the Investment Manager to other clients, including fees charged by the Investment Manager to institutional separate account clients with similar investment strategies to those of the Fund.

The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager's affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability of the Investment Manager and its affiliates of their relationships with the Fund, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2013 to profitability levels realized in 2012. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of similarly managed funds, the performance of the Fund, and the expense ratio of the Fund. The Committee and the Board also considered information provided by the Investment Manager regarding the Investment Manager's financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Advisory Agreement.

Economies of Scale

The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager's investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment advisory fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading and compliance resources. The Committee and the Board noted that the investment advisory fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.

In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as discussed above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the continuation of the Advisory Agreement.

Annual Report 2014
37

Columbia AMT-Free Connecticut Intermediate Muni Bond Fund

Board Consideration and Approval of Advisory Agreement (continued)

Other Benefits to the Investment Manager

The Committee and the Board received and considered information regarding "fall-out" or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager to provide administrative services to the Fund and the engagement of the Investment Manager's affiliates to provide distribution and transfer agency services to the Fund. In this regard, among other matters, the Committee and the Board considered that the Fund's distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund's securities transactions, and reviewed information about the Investment Manager's practices with respect to allocating portfolio transactions for brokerage and research services. The Committee and the Board considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that are in place to address such possible conflicts of interest. The Committee and the Board recognized that the Investment Manager's profitability would be somewhat lower without these benefits.

Conclusion

The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Advisory Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Advisory Agreement.

Annual Report 2014
38

Columbia AMT-Free Connecticut Intermediate Muni Bond Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2014
39

Columbia AMT-Free Connecticut Intermediate Muni Bond Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and, if available, a summary prospectus, which contains this and other important information about the Fund, go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN131_10_D01_(12/14)

Annual Report

October 31, 2014

Columbia California Tax-Exempt Fund

Not FDIC insured • No bank guarantee • May lose value

About Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation's largest asset managers. At the heart of our success — and, most importantly, that of our investors — are some of the most talented professionals in the industry, brought together by a unique way of working.

It starts with carefully selected, specialized investment teams. While each team brings a diverse and innovative range of skills, all are grounded by a common set of core beliefs. All possess a solid conviction in the power of proprietary, bottom-up research. All look not only at generating returns, but also at the likely consistency of those returns and the risks required to achieve them. And while our culture encourages teams to operate independently and question established thinking, a rigorous investment oversight process ensures that each team stays true to its clearly articulated investment process. At Columbia Management, reaching our performance goals matters, and the way we reach them matters just as much.

Columbia funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

Not part of the shareholder report

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Not part of the shareholder report

President's Message

Dear Shareholders,

The U.S. Economy Gained Momentum

The U.S. economy picked up momentum throughout the third quarter of 2014 with improvements in every sector. Second-quarter gross domestic product growth was revised upward to 4.6%, with expectations that third-quarter growth would also be above trend. American companies added more than 200,000 new jobs monthly, driving unemployment below 6% for the first time since 2008. Consumer spending got a boost as both income and savings rose, and confidence hit a post-recession high. After a weak start to the year, corporate profits rebounded, indicating that business remains in good shape. Rising profits led to higher capital spending. The housing market recovery remained on track, as home sales and prices trended higher, and inventories declined. Manufacturing remained a lynchpin of the economy's expansion. Even so, performance fell short of expectations at the end of the period.

Despite Momentum, Markets Remained Stagnant

The financial markets produced lackluster results, despite good economic news and the Federal Reserve's reassurance that it intended to keep short-term interest rates low for another year. A surge in global tensions and concerns that equity valuations have risen sharply put a damper on investor enthusiasm. The S&P 500 Index inched ahead 1.13%, buoyed by its concentration in large-cap stocks with a defensive edge. Traditional fixed-income sectors, including U.S. Treasuries, mortgages and securitized bonds, eked out returns of less than 1% for the quarter. Investment-grade corporate bonds and high-yield bonds lost some ground, although fundamentals for both groups remained solid. Convertible securities and U.S. Treasury inflation-protected securities pulled up the rear.

Stay on Track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation's largest asset managers. At the heart of our success and, most importantly, that of our investors, are highly talented industry professionals, brought together by a unique way of working. At Columbia Management, reaching our performance goals matters, and how we reach them matters just as much.

Visit columbiamanagement.com for:

>  The Columbia Management Perspectives blog, offering insights on current market events and investment opportunities

>  Detailed up-to-date fund performance and portfolio information

>  Quarterly fund commentaries

>  Columbia Management investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

Investing involves risk including the risk of loss of principal.

The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and, if available, a summary prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2014

Columbia California Tax-Exempt Fund

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	7
Portfolio of Investments	8
Statement of Assets and Liabilities	18
Statement of Operations	20
Statement of Changes in Net Assets	21
Financial Highlights	23
Notes to Financial Statements	28
Report of Independent Registered Public Accounting Firm	34
Federal Income Tax Information	35
Trustees and Officers	36
Board Consideration and Approval of Advisory Agreement	39
Important Information About This Report	43

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2014

Columbia California Tax-Exempt Fund

Performance Overview

Performance Summary

>  Columbia California Tax-Exempt Fund (the Fund) Class A shares returned 11.22% excluding sales charges for the 12-month period that ended October 31, 2014. Class Z shares of the Fund returned 11.35%.

>  During the same 12-month period, the Barclays California Municipal Bond Index returned 8.96% and the broad Barclays Municipal Bond Index returned 7.82%.

>  Effective duration and yield curve positioning during the period more than offset mixed results from sector allocation and security selection.

Average Annual Total Returns (%) (for period ended October 31, 2014)

	Inception	1 Year	5 Years	10 Years
Class A	06/16/86
Excluding sales charges		11.22	6.74	4.99
Including sales charges		5.88	5.71	4.48
Class B	08/04/92
Excluding sales charges		10.39	5.94	4.21
Including sales charges		5.39	5.62	4.21
Class C	08/01/97
Excluding sales charges		10.72	6.26	4.52
Including sales charges		9.72	6.26	4.52
Class R4*	03/19/13	11.35	6.82	5.03
Class Z*	09/19/05	11.35	6.99	5.22
Barclays California Municipal Bond Index		8.96	6.19	5.03
Barclays Municipal Bond Index		7.82	5.26	4.71

Returns for Class A are shown with and without the maximum initial sales charge of 4.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The Barclays California Municipal Bond Index is a subset of the Barclays Municipal Bond Index consisting solely of bonds issued by obligors located in the state of California.

The Barclays Municipal Bond Index is an unmanaged index considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Annual Report 2014
2

Columbia California Tax-Exempt Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (November 1, 2004 – October 31, 2014)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia California Tax-Exempt Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2014
3

Columbia California Tax-Exempt Fund

Manager Discussion of Fund Performance

Portfolio Management

Catherine Stienstra

Quality Breakdown (%) (at October 31, 2014)
AAA rating	2.4
AA rating	13.5
A rating	58.1
BBB rating	15.0
Non-investment grade	2.5
Not rated	8.5
Total	100.0

Percentages indicated are based upon total fixed income securities (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody's, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as "Not rated". Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund's subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate, and time to maturity) and the amount and type of any collateral.

For the 12-month period that ended October 31, 2014, the Fund's Class A shares returned 11.22% excluding sales charges. Class Z shares of the Fund returned 11.35%. During the same 12-month period, the Barclays California Municipal Bond Index (Barclays CA Index) returned 8.96% and the broad Barclays Municipal Bond Index returned 7.82%. Effective duration and yield curve positioning during the period more than offset mixed results from sector allocation and security selection. Duration is a measure of sensitivity to movements in interest rates.

Tax-Exempt Bond Market Posted Gains

The tax-exempt fixed-income market posted solid gains during the annual period, as municipal bond yields declined across most of the yield curve (spectrum of maturities) and supply/demand conditions remained supportive. Municipal bonds were the best performing sector in the broad U.S. fixed-income market in 2014 year to date through October 31, generating the strongest returns seen in the sector in five years. Yields on longer term maturities declined while yields on shorter term maturities rose modestly, resulting in a flatter municipal bond yield curve. Lower quality, higher yielding municipal bonds generally outperformed their higher quality, lower yielding counterparts.

As the annual period began, municipal bond mutual funds were experiencing redemptions, albeit more slowly than the record levels hit in late summer 2013. Fund flows turned positive in February 2014, with improved demand for municipal bonds supported by reduced supply and higher taxes. The markets became unsettled in March 2014 when comments from the Federal Reserve (Fed) hinted that interest rates might increase sooner than previously anticipated. Fed Chair Janet Yellen subsequently re-emphasized the Fed's commitment to keep short-term interest rates low. In the second quarter of 2014, the municipal bond market generated strong gains as yields fell. Geopolitical uncertainty and inconsistent economic data helped push municipal bond prices higher. In the third quarter and into October, municipal bonds generally continued their strong performance, despite an uptick in market volatility.

From a fundamental perspective, states saw greater revenue — topping pre-recession peaks — on the back of increasing sales, income and property taxes along with lower expenses following recent austerity measures. Select negative credit stories made headlines, including the state of Illinois' pension turmoil, Puerto Rico's multi-notch downgrade, Detroit's Chapter 9 bankruptcy filing and the state of New Jersey's downgrade after a revenue shortfall led the state to make a reduced payment to its pension funds. However, such issues were not representative of the broad municipal bond market. Overall default rates trended down and were at their lowest level since 2009. It is well worth noting that California state credit ratings were upgraded in June 2014 by Moody's Investors Service to Aa3 — its highest rating achieved since 2001 — based on better fiscal management and a balanced budget. In addition, Standard & Poor's upgraded California's credit rating in October to A+. The technical (supply and demand) landscape for the annual period overall also supported the performance of the tax-exempt fixed-income market, as supply on both the national and state levels declined, and demand, as evidenced by municipal bond mutual fund inflows, was positive.

Annual Report 2014
4

Columbia California Tax-Exempt Fund

Manager Discussion of Fund Performance (continued)

Duration and Yield Curve Positioning Aided Returns

The Fund benefited most from its combined duration and yield curve positioning. The Fund had a longer duration than the Barclays CA Index, which helped as longer maturity tax-exempt bond yields fell. An overweight relative to the Barclays CA Index in bonds with maturities of 15 years or longer and a relative underweight in bonds with maturities of 1 to 15 years contributed positively as well, as longer dated maturities outperformed shorter term maturities during a time when the municipal bond yield curve flattened.

From a sector perspective, the Fund benefited from having an overweight exposure to the hospital sector and from having underweight allocations to the electric utilities and state general obligation bond sectors. Effective issue selection among the special tax, hospital, water/sewer, education and state and local general obligation bond sectors contributed positively as well. In terms of credit quality, having overweight allocations to bonds rated A and BBB and to non-rated securities and underweight allocations to bonds rated AAA and AA added value, as lower quality securities generally outperformed higher quality securities during the annual period.

Security Selection in Electric Utilities Sector Detracted

Detracting from Fund results was security selection within the electric utilities sector, particularly a small position in Puerto Rico Electric Power Authority (PREPA) bonds. These bonds performed poorly, as the cash-strapped electrical power authority faced critical deadlines to extend or make payments on lines of credit with banks. We sold the Fund's remaining position in these bonds in July 2014, leaving the Fund with no exposure to any Puerto Rico credits. Indeed, the negative impact of the position in PREPA was partially offset by the positive effect of having an overall underweight allocation to Puerto Rico bonds.

Having an overweight allocation to special tax bonds and underweight allocations to the prepaid gas, transportation and local general obligation sectors detracted from the Fund's relative results as well.

Fundamental Analysis Drove Portfolio Changes

During the annual period, we increased the Fund's exposure to state appropriated bonds and to the transportation sector. We decreased the Fund's exposure to pre-refunded bonds and to the local general obligation bond sector. From a credit quality perspective, we increased the Fund's allocation to bonds rated A and to bonds rated below investment grade and decreased its allocation to bonds rated AA. Overall, the Fund's duration remained longer than that of the Barclays CA Index during the annual period. However, while still maintaining a relatively longer duration at the end of the annual period, we had allowed the Fund's duration to drift modestly shorter as the end of the Fed's quantitative easing program and a potential shift in Fed policy approached.

The Fund held a modest position in an inverse floater to enhance income — with minimal impact during the annual period. Inverse floaters are bonds or other types of debt whose coupon rate has an inverse relationship to short-term interest rates or to a benchmark rate. An inverse floater adjusts its coupon payment as the interest rate changes, such that when interest rates rise, the coupon rate falls.

Investment Risks

Fixed-income securities present issuer default risk. The Fund invests substantially in municipal securities and will be affected by tax, legislative, regulatory, demographic or political changes, as well as changes impacting a state's financial, economic or other conditions. A relatively small number of tax-exempt issuers may necessitate the Fund investing more heavily in a single issuer and, therefore, be more exposed to the risk of loss than a fund that invests more broadly. The value of the Fund's portfolio may be more volatile than a more geographically diversified fund. Prepayment and extension risk exists as a loan, bond or other investment may be called, prepaid or redeemed before maturity and that similar yielding investments may not be available for purchase. A rise in interest rates may result in a price decline of fixed-income (debt) instruments held by the fund, negatively affecting its performance and NAV. Falling rates may result in the fund investing in lower yielding debt instruments, lowering the fund's income and yield. Debt instruments with longer maturity and duration have greater sensitivity to interest rate changes. Interest rates can change due to local government and banking regulation changes. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Federal and state tax rules apply to capital gain distributions and any gains or losses on sales. Income may be subject to state or local taxes. Liquidity risk is associated with the difficulty of selling underlying investments at a desirable time or price. See the Fund's prospectus for more information on these and other risks.

Annual Report 2014
5

Columbia California Tax-Exempt Fund

Manager Discussion of Fund Performance (continued)

Looking Ahead

As we move closer to the end of 2014, we currently expect to see a gradual rise in interest rates should the economy continue to slowly recover. The Fed's quantitative easing asset purchases officially ended in October 2014, and its comments at that time left the market with the impression that if economic data were to come in stronger in support of its employment and inflation targets, then we can expect the first interest rate hike sooner than later, but any such tightening of monetary policy would be data dependent. To date, geopolitical unrest, an economic slowdown in the eurozone and/or declining energy prices have kept U.S. Treasury yields suppressed even while economic data, including employment figures, were improving and inflation remained low. Of course, we remain mindful that these same factors could derail the U.S. economic recovery and alter Fed policy going forward.

At the end of the annual period, we remained generally constructive on the municipal bond market. Fundamentals had improved, defaults remained low, positive supply/demand technicals were expected to continue and taxable equivalent yields remained attractive due to high levels of taxation. As such, we currently expect to maintain the Fund's duration profile longer than that of the Barclays CA Index for the near term. We also expect, at this time, to continue to emphasize lower rated investment-grade credits and below-investment-grade credits for the additional income they may provide. Going forward, we currently expect short-term municipal bond yields to rise more than longer term yields, which will result in a flatter yield curve. Therefore, we intend to maintain an overweight exposure to municipal bonds with maturities of 15 years and longer and an underweight exposure to bonds with maturities of 1-10 years relative to the Barclays CA Index.

As always, the Fund's emphasis remains on generating income generally exempt from federal income tax and California state and local taxes as well as capital appreciation, consistent with moderate fluctuation of principal.

Annual Report 2014
6

Columbia California Tax-Exempt Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

May 1, 2014 – October 31, 2014

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,051.60	1,021.22	4.09	4.02	0.79
Class B	1,000.00	1,000.00	1,047.70	1,017.44	7.95	7.83	1.54
Class C	1,000.00	1,000.00	1,049.30	1,018.95	6.41	6.31	1.24
Class R4	1,000.00	1,000.00	1,052.90	1,022.48	2.79	2.75	0.54
Class Z	1,000.00	1,000.00	1,053.00	1,022.48	2.79	2.75	0.54

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2014
7

Columbia California Tax-Exempt Fund

Portfolio of Investments

October 31, 2014

(Percentages represent value of investments compared to net assets)

Municipal Bonds 98.5%

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Airport 4.9%
City of Fresno Airport(a) Refunding Revenue Bonds Series 2013B AMT 07/01/28	5.000%	500,000	554,840
07/01/30	5.125%	1,050,000	1,163,715
County of Orange Airport Revenue Bonds Series 2009A 07/01/39	5.250%	2,500,000	2,831,625
County of Sacramento Airport System Revenue Bonds Senior Series 2009B 07/01/39	5.750%	3,000,000	3,417,480
County of Sacramento Airport System(a) Revenue Bonds Senior Series 2008B (AGM) AMT 07/01/39	5.250%	1,000,000	1,069,990
San Francisco City & County Airports Commission-San Francisco International Airport(a) Refunding Revenue Bonds 2nd Series 2008-34E (AGM) AMT 05/01/25	5.750%	1,500,000	1,698,450
2nd Series 2011F AMT 05/01/29	5.000%	5,210,000	5,880,266
Revenue Bonds Series 2014A AMT 05/01/44	5.000%	6,000,000	6,625,080
Total			23,241,446
Disposal 0.4%
California Pollution Control Financing Authority Refunding Revenue Bonds Waste Management, Inc. Series 2002A AMT(a)(b) 01/01/22	5.000%	2,000,000	2,117,980
Higher Education 5.9%
California Educational Facilities Authority Revenue Bonds California College of the Arts Series 2005 06/01/26	5.000%	1,000,000	1,012,270
California Lutheran University Series 2008 10/01/21	5.250%	665,000	741,694
10/01/38	5.750%	3,000,000	3,381,870
Chapman University Series 2011 04/01/31	5.000%	4,375,000	4,847,150
Loyola Marymount University Series 2010A 10/01/40	5.125%	1,250,000	1,391,325

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Woodbury University Series 2006 01/01/25	5.000%	1,830,000	1,831,940
California Municipal Finance Authority Revenue Bonds Biola University Series 2008 10/01/28	5.800%	2,000,000	2,225,060
Series 2013 10/01/38	5.000%	1,000,000	1,083,710
10/01/42	5.000%	2,360,000	2,542,806
California State University Revenue Bonds Systemwide Series 2009A 11/01/40	6.000%	2,000,000	2,371,720
California Statewide Communities Development Authority Revenue Bonds California Baptist University Series 2014A 11/01/43	6.375%	3,000,000	3,387,660
Lancer Plaza Project Series 2013 11/01/33	5.625%	1,400,000	1,483,608
11/01/43	5.875%	1,875,000	1,982,306
Total			28,283,119
Hospital 11.7%
California Health Facilities Financing Authority Refunding Revenue Bonds Cedars Sinai Medical Center Series 2005 11/15/34	5.000%	4,025,000	4,162,252
Revenue Bonds Adventist Health System West Series 2009A 09/01/39	5.750%	7,000,000	8,122,800
Catholic Healthcare Series 2011A 03/01/41	5.250%	3,000,000	3,263,790
Catholic Healthcare West Series 2009A 07/01/39	6.000%	1,000,000	1,169,080
Series 2009E 07/01/25	5.625%	1,125,000	1,293,615
Kaiser Permanente Series 2006A 04/01/39	5.250%	3,350,000	3,471,203
St. Joseph Health System Series 2009A 07/01/29	5.500%	1,500,000	1,741,500
St. Joseph Health Systems Series 2013A 07/01/37	5.000%	2,000,000	2,267,280

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
8

Columbia California Tax-Exempt Fund

Portfolio of Investments (continued)

October 31, 2014

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Sutter Health Obligation Group Series 2008A 08/15/30	5.000%	2,500,000	2,739,675
Series 2011B 08/15/31	5.875%	1,815,000	2,185,478
California Municipal Finance Authority Certificate of Participation
Community Hospitals of Central California Series 2007 02/01/37	5.250%	2,500,000	2,610,275
Revenue Bonds Community Hospitals of Central California Series 2009 02/01/39	5.500%	4,000,000	4,313,160
California Statewide Communities Development Authority Revenue Bonds Catholic Healthcare West Series 2008B 07/01/30	5.500%	1,920,000	2,134,925
Henry Mayo Newhall Memorial Series 2014A (AGM) 10/01/43	5.250%	1,500,000	1,688,835
John Muir Health Series 2006A 08/15/32	5.000%	3,000,000	3,173,700
Series 2009 07/01/39	5.125%	500,000	560,265
Kaiser Permanente Series 2001C 08/01/31	5.250%	1,100,000	1,160,368
Sutter Health Series 2011A 08/15/42	6.000%	2,000,000	2,418,160
City of Marysville Revenue Bonds Fremont-Rideout Health Group Series 2011 01/01/42	5.250%	4,000,000	4,297,760
City of Torrance Revenue Bonds Torrance Memorial Medical Center Series 2010A 09/01/30	5.000%	3,000,000	3,270,150
Total			56,044,271
Investor Owned 1.0%
City of Chula Vista Revenue Bonds San Diego Gas & Electric Co. Series 2004D 01/01/34	5.875%	1,000,000	1,191,040

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
City of Chula Vista(a) Revenue Bonds San Diego Gas & Electric Co. Series 1992D AMT 12/01/27	5.000%	3,500,000	3,741,325
Total			4,932,365
Local Appropriation 3.2%
City of Modesto Certificate of Participation Community Center Refinancing Project Series 1993A (AMBAC) 11/01/23	5.000%	2,235,000	2,269,374
Los Angeles Municipal Improvement Corp. Revenue Bonds Capital Equipment Series 2008A 09/01/24	5.000%	1,000,000	1,091,440
Series 2008B 09/01/38	5.000%	3,000,000	3,185,430
Pico Rivera Public Financing Authority Revenue Bonds Series 2009 09/01/31	5.500%	1,500,000	1,666,770
Sacramento City Schools Joint Powers Financing Authority Refunding Revenue Bonds Series 2006A 03/01/40	5.000%	2,000,000	2,191,940
San Mateo County Board of Education Refunding Certificate of Participation Series 2009 06/01/35	5.250%	2,000,000	2,200,300
Victor Elementary School District Certificate of Participation School Construction Refinancing Project Series 1996 (NPFGC) 05/01/18	6.450%	2,265,000	2,483,595
Total			15,088,849
Local General Obligation 5.3%
Central Valley Schools Financing Authority General Obligation Refunding Revenue Bonds School District Program Series 1998A (NPFGC) 02/01/18	6.450%	560,000	604,195
East Side Union High School District Unlimited General Obligation Refunding Bonds Series 2003B (NPFGC) 08/01/26	5.250%	2,010,000	2,432,602

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
9

Columbia California Tax-Exempt Fund

Portfolio of Investments (continued)

October 31, 2014

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Grossmont Healthcare District Unlimited General Obligation Bonds 2006 Election Series 2011B 07/15/34	6.000%	2,000,000	2,464,320
Los Angeles Unified School District Unlimited General Obligation Bonds Series 2009D 01/01/34	5.000%	750,000	849,045
Manteca Unified School District Unlimited General Obligation Bonds Capital Appreciation-Election of 2004 Series 2006 (NPFGC)(c) 08/01/32	0.000%	5,440,000	2,331,802
Menifee Union School District Unlimited General Obligation Bonds Election of 2008 Series 2008A 08/01/33	5.500%	3,125,000	3,538,344
Oakland Unified School District/Alameda County Unlimited General Obligation Bonds Election of 2006 Series 2012A 08/01/22	5.000%	750,000	845,273
08/01/32	5.500%	2,500,000	2,811,400
Election of 2012 Series 2013 08/01/30	6.250%	1,095,000	1,332,593
Rocklin Unified School District Unlimited General Obligation Bonds Capital Appreciation Series 1995C (NPFGC)(c) 07/01/20	0.000%	3,460,000	2,838,100
San Gorgonio Memorial Health Care District Unlimited General Obligation Refunding Bonds Series 2014 08/01/39	5.000%	4,000,000	4,357,200
Simi Valley Unified School District Refunding Certificate of Participation Capital Improvement Projects Series 1998 (AMBAC) 08/01/22	5.250%	925,000	997,020
Total			25,401,894
Multi-Family 2.9%
California Housing Finance Agency Revenue Bonds Multifamily Housing III Series 1999A AMT(a) 02/01/36	5.375%	2,280,000	2,281,642

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
California Municipal Finance Authority Revenue Bonds Caritas Affordable Housing Senior Series 2014 08/15/49	5.250%	3,500,000	3,825,990
Subordinated Series 2014 08/15/49	5.875%	1,000,000	1,050,230
California Statewide Communities Development Authority Refunding Revenue Bonds University of California Irvine East Campus Apartments Series 2006 05/15/38	5.000%	2,500,000	2,553,400
Series 2012 05/15/31	5.125%	2,000,000	2,242,420
Revenue Bonds University of California Irvine East Campus Apartments Series 2008 05/15/32	5.750%	1,500,000	1,657,740
Total			13,611,422
Municipal Power 2.5%
Anaheim Public Financing Authority Revenue Bonds Anaheim Electric Systems Distribution Series 2009 10/01/25	5.000%	1,000,000	1,136,490
City of Redding Certificate of Participation Series 2008A (AGM) 06/01/27	5.000%	865,000	970,764
City of Riverside Electric Revenue Bonds Series 2008D (AGM) 10/01/28	5.000%	1,325,000	1,494,944
City of Vernon Electric System Revenue Bonds Series 2009A 08/01/21	5.125%	2,730,000	3,056,999
Series 2012A 08/01/30	5.000%	1,000,000	1,100,280
Imperial Irrigation District Refunding Revenue Bonds Systems Series 2011A 11/01/31	6.250%	1,000,000	1,211,640
Modesto Irrigation District Certificate of Participation Series 2004B 07/01/35	5.500%	2,000,000	2,167,960

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
10

Columbia California Tax-Exempt Fund

Portfolio of Investments (continued)

October 31, 2014

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Southern California Public Power Authority Revenue Bonds Milford Wind Corridor Project Series 2010-1 07/01/30	5.000%	500,000	582,890
Total			11,721,967
Other Bond Issue 1.7%
California Infrastructure & Economic Development Bank Revenue Bonds Series 2008 02/01/33	5.250%	3,000,000	3,307,860
02/01/38	5.250%	3,050,000	3,362,991
San Diego County Regional Airport Authority Revenue Bonds Consolidated Rental Car Facility Project Series 2014A 07/01/44	5.000%	1,500,000	1,671,390
Total			8,342,241
Ports 2.3%
Port Commission of the City & County of San Francisco Revenue Bonds Series 2010A 03/01/40	5.125%	5,000,000	5,412,150
Port of Los Angeles Refunding Revenue Bonds Series 2014A AMT(a) 08/01/44	5.000%	5,000,000	5,614,750
Total			11,026,900
Prep School 0.5%
California School Finance Authority Revenue Bonds KIPP Los Angeles Projects Series 2014A 07/01/44	5.125%	1,000,000	1,040,530
California Statewide Communities Development Authority Revenue Bonds Aspire Public Schools Series 2010 07/01/30	6.000%	1,420,000	1,470,538
Total			2,511,068
Prepaid Gas 0.3%
M-S-R Energy Authority Revenue Bonds Series 2009B 11/01/34	7.000%	1,000,000	1,396,600

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Refunded/Escrowed 4.8%
California Health Facilities Financing Authority Prerefunded 02/01/20 Revenue Bonds Insured Episcopal Home Series 2010B 02/01/32	6.000%	2,000,000	2,488,600
City of Newport Beach Prerefunded 12/01/21 Revenue Bonds Hoag Memorial Hospital Presbyterian Series 2011 12/01/40	6.000%	1,000,000	1,286,360
City of Pomona Refunding Revenue Bonds Series 1990B Escrowed to Maturity (GNMA/FHLMC) 08/01/23	7.500%	790,000	1,005,852
City of Redding Revenue Bonds Series 1992 Escrowed to Maturity (NPFGC)(b) 07/01/22	12.291%	370,000	519,110
County of Riverside Revenue Bonds Series 1989A Escrowed to Maturity (GNMA) AMT(a) 05/01/21	7.800%	2,500,000	3,419,700
Rowland Water District Prerefunded 12/01/18 Certificate of Participation Recycled Water Project Series 2008 12/01/39	6.250%	2,235,000	2,714,117
San Joaquin Hills Transportation Corridor Agency Revenue Bonds Senior Lien Series 1993 Escrowed to Maturity(c) 01/01/20	0.000%	12,000,000	11,280,720
Total			22,714,459
Resource Recovery 0.7%
California Municipal Finance Authority Revenue Bonds UTS Renewable Energy-Waste Water Facilities Series 2011 AMT(a)(d)(e) 12/01/32	7.500%	2,825,000	3,227,280
Retirement Communities 2.7%
ABAG Finance Authority for Nonprofit Corps. Refunding Revenue Bonds Episcopal Senior Communities Series 2011 07/01/31	6.000%	2,200,000	2,537,106

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
11

Columbia California Tax-Exempt Fund

Portfolio of Investments (continued)

October 31, 2014

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
California Statewide Communities Development Authority Refunding Revenue Bonds Episcopal Communities and Services Series 2012 05/15/42	5.000%	3,000,000	3,244,230
Revenue Bonds American Baptist Homes West Series 2010 10/01/39	6.250%	1,500,000	1,708,020
Covenant Retirement Communities, Inc. Series 2013 12/01/36	5.625%	2,000,000	2,194,300
Eskaton Properties, Inc. Series 2012 11/15/34	5.250%	1,250,000	1,353,813
City of La Verne Refunding Certificate of Participation Brethren Hillcrest Homes Series 2014 05/15/36	5.000%	1,100,000	1,175,416
Los Angeles County Regional Financing Authority Revenue Bonds Montecedro, Inc. Project Series 2014A 11/15/44	5.000%	500,000	548,480
Total			12,761,365
Single Family 0.6%
California Housing Finance Agency(a) Revenue Bonds Home Mortgage Series 2006H (FGIC) AMT 08/01/30	5.750%	350,000	365,515
Series 2006K AMT 08/01/26	4.625%	2,500,000	2,542,875
02/01/42	5.500%	135,000	137,804
Total			3,046,194
Special Non Property Tax 1.2%
Riverside County Transportation Commission Revenue Bonds Limited Tax Series 2010A 06/01/32	5.000%	5,000,000	5,764,850
Special Property Tax 20.0%
Anaheim Community Facilities District No. 06-2 Special Tax Bonds Stadium Lofts Series 2007 09/01/37	5.000%	1,000,000	1,021,910

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Bakersfield Redevelopment Agency Tax Allocation Bonds Old Town Kern Pioneer Series 2009A 08/01/29	7.500%	1,720,000	1,895,423
Southeast Bakersfield Series 2009B 08/01/29	7.250%	805,000	878,617
Carson Redevelopment Agency Successor Agency Tax Allocation Bonds Housing Series 2010A 10/01/30	5.000%	5,000,000	5,394,750
Cerritos Public Financing Authority Tax Allocation Bonds Los Coyotes Redevelopment Project Loan Series 1993A (AMBAC) 11/01/23	6.500%	2,000,000	2,438,900
Chino Public Financing Authority Refunding Special Tax Bonds Series 2012 09/01/30	5.000%	2,500,000	2,810,725
09/01/38	5.000%	625,000	684,081
City of Carson Special Assessment Bonds Assessment District No. 92-1 Series 1992 09/02/22	7.375%	90,000	90,890
City of Irvine Special Tax Bonds Community Facilities District 2013-3 Series 2014 09/01/39	5.000%	750,000	834,518
09/01/44	5.000%	1,025,000	1,137,525
City of Palo Alto Refunding & Improvement Special Assessment Bonds Limited Obligation-University Ave. Series 2012 09/02/29	5.000%	800,000	878,704
City of Yucaipa Refunding Special Tax Bonds Community Facilities District No. 98-1 Series 2011 09/01/30	5.375%	1,500,000	1,689,600
Corona-Norca Unified School District Refunding Special Tax Bonds Community Facilities District #98-1 Series 2013 09/01/32	5.000%	1,300,000	1,453,296

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
12

Columbia California Tax-Exempt Fund

Portfolio of Investments (continued)

October 31, 2014

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Eastern Municipal Water District Special Tax Bonds District No. 2004-27 Cottonwood Series 2006 09/01/27	5.000%	190,000	194,714
09/01/36	5.000%	480,000	489,854
Elk Grove Unified School District Refunding Special Tax Bonds Community Facilities District No. 1 Series 1995 (AMBAC) 12/01/24	6.500%	3,000,000	3,615,810
Elk Grove Unified School District(c) Refunding Special Tax Bonds Capital Appreciation-Community Facilities District No. 1 Series 1995 (AMBAC) 12/01/18	0.000%	2,720,000	2,258,253
Folsom Redevelopment Agency Tax Allocation Bonds Central Folsom Redevelopment Project Series 2009 08/01/29	5.125%	1,000,000	1,057,920
08/01/36	5.500%	1,000,000	1,062,460
Inglewood Redevelopment Agency Refunding Tax Allocation Bonds Merged Redevelopment Project Series 1998A (AMBAC) 05/01/23	5.250%	2,100,000	2,358,930
Inland Valley Development Agency Refunding Tax Allocation Bonds Series 2014A 09/01/44	5.000%	5,000,000	5,496,400
Jurupa Public Financing Authority Refunding Special Tax Bonds Series 2014A 09/01/42	5.000%	1,000,000	1,098,510
Los Angeles Community Redevelopment Agency Tax Allocation Bonds Hollywood Redevelopment Project Series 1998C (NPFGC) 07/01/18	5.375%	1,665,000	1,865,183
Mountain View Shoreline Regional Park Community Tax Allocation Bonds Series 2011A 08/01/35	5.625%	1,300,000	1,480,609
08/01/40	5.750%	2,000,000	2,341,460
Oakdale Public Financing Authority Tax Allocation Bonds Central City Redevelopment Project Series 2004 06/01/33	5.375%	1,500,000	1,500,945

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Oakland Redevelopment Successor Agency Refunding Tax Allocation Bonds Subordinated Series 2013 09/01/20	5.000%	2,000,000	2,351,580
Palmdale Civic Authority Refunding Revenue Bonds Redevelopment Project No. 1 Series 2009A 07/01/27	6.000%	4,780,000	5,524,581
Pittsburg Successor Agency Redevelopment Agency Tax Allocation Bonds Los Medanos Community Development Project Series 1999 (AMBAC)(c) 08/01/24	0.000%	2,100,000	1,418,466
Poway Unified School District Special Tax Bonds Community Facilities District No. 6-4S Ranch Series 2012 09/01/31	5.000%	1,370,000	1,523,550
Rancho Cucamonga Redevelopment Agency Successor Agency Tax Allocation Bonds Housing Set Aside Series 2007A (NPFGC) 09/01/34	5.000%	3,200,000	3,330,880
Riverside Public Financing Authority Unrefunded Revenue Bonds Multiple Loans Series 1991A 02/01/18	8.000%	15,000	15,177
San Diego Redevelopment Agency Tax Allocation Bonds Capital Appreciation Series 2001 (AGM)(c) 09/01/20	0.000%	3,630,000	3,177,230
San Francisco City & County Redevelopment Agency Tax Allocation Bonds Mission Bay North Redevelopment Series 2009C 08/01/29	6.000%	1,035,000	1,194,669
08/01/39	6.500%	2,625,000	3,072,090
Mission Bay South Redevelopment Series 2009D 08/01/29	6.375%	1,000,000	1,161,220
Mission Bay South Redevelopment Project Series 2014A 08/01/43	5.000%	1,000,000	1,100,380
San Francisco Redevelopment Projects Series 2009B 08/01/28	6.125%	1,010,000	1,179,306
08/01/32	6.500%	500,000	581,520
Series 2011B 08/01/26	6.125%	500,000	608,035
08/01/31	6.250%	2,600,000	3,125,772
08/01/41	6.625%	1,600,000	1,978,576

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
13

Columbia California Tax-Exempt Fund

Portfolio of Investments (continued)

October 31, 2014

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Santa Monica Redevelopment Agency Tax Allocation Bonds Earthquake Recovery Redevelopment Series 2011 07/01/36	5.875%	1,250,000	1,470,587
Santee Community Development Commission Tax Allocation Bonds Santee Community Redevelopment Project Series 2011A 08/01/31	7.000%	1,000,000	1,223,800
Sulphur Springs Union School District Refunding Special Tax Bonds Community Facilities District No. 2002-1-SE Series 2012 09/01/30	5.000%	1,270,000	1,417,904
09/01/31	5.000%	1,365,000	1,517,989
09/01/33	5.000%	1,000,000	1,101,950
Temecula Redevelopment Agency Tax Allocation Bonds Housing Redevelopment Project No. 1 Series 2011A 08/01/31	6.750%	1,000,000	1,247,630
08/01/39	7.000%	2,100,000	2,603,895
Union City Community Redevelopment Agency Tax Allocation Bonds Subordinated Lien-Community Redevelopment Project Series 2011 12/01/33	6.875%	1,500,000	1,900,140
West Covina Community Development Commission Refunding Special Tax Bonds Fashion Plaza Series 1996 09/01/17	6.000%	1,905,000	2,041,055
Yorba Linda Redevelopment Agency Tax Allocation Bonds Subordinated Lien-Redevelopment Project Series 2011A 09/01/26	6.000%	1,000,000	1,220,660
09/01/32	6.500%	2,000,000	2,469,840
Total			95,588,469
State Appropriated 9.1%
California State Public Works Board Refunding Revenue Bonds Various Capital Projects Series 2012G 11/01/29	5.000%	2,500,000	2,919,050
11/01/37	5.000%	6,825,000	7,779,067
Revenue Bonds California State University Projects Series 2011B 10/01/31	5.000%	1,200,000	1,364,928

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Judicial Council Projects Series 2011D 12/01/31	5.000%	5,100,000	5,872,854
Series 2013A 03/01/32	5.000%	1,500,000	1,706,655
Series 2013A 03/01/38	5.000%	2,500,000	2,786,125
Series 2014A 09/01/39	5.000%	3,895,000	4,398,117
Series 2014B 10/01/39	5.000%	1,000,000	1,130,110
Various Capital Projects Series 2011A 10/01/31	5.125%	5,000,000	5,780,700
Subordinated Series 2009I-1 11/01/29	6.125%	5,000,000	6,165,050
Subordinated Series 2010A-1 03/01/35	6.000%	2,750,000	3,279,182
Total			43,181,838
State General Obligation 13.1%
State of California Unlimited General Obligation Bonds Series 2008 08/01/34	5.000%	3,000,000	3,341,910
Various Purpose Series 2005 03/01/32	5.000%	1,000,000	1,051,330
Series 2007 12/01/31	5.000%	3,500,000	3,863,265
12/01/32	5.000%	5,000,000	5,504,650
Series 2009 10/01/29	5.000%	4,500,000	5,122,305
04/01/31	5.750%	2,750,000	3,250,197
04/01/35	6.000%	4,000,000	4,791,040
04/01/38	6.000%	10,500,000	12,581,415
11/01/39	5.500%	4,965,000	5,736,760
Series 2010 03/01/30	5.250%	1,000,000	1,164,710
03/01/33	6.000%	4,000,000	4,905,400
03/01/40	5.500%	4,800,000	5,545,776
Series 2012 04/01/42	5.000%	5,200,000	5,773,612
Unrefunded Unlimited General Obligation Bonds Series 2004 04/01/29	5.300%	2,000	2,008
Total			62,634,378
Turnpike/Bridge/Toll Road 1.5%
Foothill-Eastern Transportation Corridor Agency Refunding Revenue Bonds Series 2014A 01/15/46	5.750%	2,850,000	3,273,339

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
14

Columbia California Tax-Exempt Fund

Portfolio of Investments (continued)

October 31, 2014

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Revenue Bonds Senior Lien Series 1995A (NPFGC) 01/01/35	5.000%	2,000,000	2,005,560
Riverside County Transportation Commission Revenue Bonds Senior Lien Series 2013A 06/01/48	5.750%	1,500,000	1,703,520
Total			6,982,419
Water & Sewer 2.2%
City of Big Bear Lake Water Refunding Revenue Bonds Series 1996 (NPFGC) 04/01/15	6.000%	370,000	375,717
City of Lodi Certificate of Participation Series 2007A (AGM) 10/01/37	5.000%	1,250,000	1,365,475
Eastern Municipal Water District Certificate of Participation Series 2008H 07/01/33	5.000%	1,000,000	1,116,440
San Diego Public Facilities Financing Authority Sewer Revenue Bonds Senior Series 2009A 05/15/34	5.250%	1,500,000	1,726,200
05/15/39	5.250%	3,000,000	3,442,530

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
San Diego Public Facilities Financing Authority Water Revenue Bonds Series 2009B 08/01/34	5.375%	2,000,000	2,329,180
Total			10,355,542
Total Municipal Bonds (Cost: $416,870,465)			469,976,916

Money Market Funds 0.4%

	Shares	Value ($)
Dreyfus General California Municipal Money Market Fund, 0.000%(f)	1,011,912	1,011,912
JPMorgan Tax-Free Money Market Fund, 0.010%(f)	962,164	962,164
Total Money Market Funds (Cost: $1,974,076)		1,974,076
Total Investments (Cost: $418,844,541)		471,950,992
Other Assets & Liabilities, Net		5,249,303
Net Assets		477,200,295

Notes to Portfolio of Investments

(a)  Income from this security may be subject to alternative minimum tax.

(b)  Variable rate security.

(c)  Zero coupon bond.

(d)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2014, the value of these securities amounted to $3,227,280 or 0.68% of net assets.

(e)  Identifies securities considered by the Investment Manager to be illiquid as to their marketability. The aggregate value of such securities at October 31, 2014 was $3,227,280, which represents 0.68% of net assets. Information concerning such security holdings at October 31, 2014 is as follows:

Security Description	Acquisition Dates	Cost ($)
California Municipal Finance Authority Revenue Bonds UTS Renewable Energy - Waste Water Facilities Series 2011 AMT 12/01/32 7.500%	12/22/11	2,825,000

(f)  The rate shown is the seven-day current annualized yield at October 31, 2014.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
15

Columbia California Tax-Exempt Fund

Portfolio of Investments (continued)

October 31, 2014

Abbreviation Legend

AGM  Assured Guaranty Municipal Corporation

AMBAC  Ambac Assurance Corporation

AMT  Alternative Minimum Tax

FGIC  Financial Guaranty Insurance Company

FHLMC  Federal Home Loan Mortgage Corporation

GNMA  Government National Mortgage Association

NPFGC  National Public Finance Guarantee Corporation

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
16

Columbia California Tax-Exempt Fund

Portfolio of Investments (continued)

October 31, 2014

Fair Value Measurements (continued)

members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at October 31, 2014:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Bonds
Municipal Bonds	—	469,976,916	—	469,976,916
Total Bonds	—	469,976,916	—	469,976,916
Mutual Funds
Money Market Funds	1,974,076	—	—	1,974,076
Total Mutual Funds	1,974,076	—	—	1,974,076
Total	1,974,076	469,976,916	—	471,950,992

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
17

Columbia California Tax-Exempt Fund

Statement of Assets and Liabilities

October 31, 2014

Assets
Investments, at value
(identified cost $418,844,541)	$471,950,992
Receivable for:
Capital shares sold	1,694,814
Interest	5,920,212
Expense reimbursement due from Investment Manager	717
Prepaid expenses	3,871
Trustees' deferred compensation plan	59,940
Total assets	479,630,546
Liabilities
Payable for:
Capital shares purchased	622,816
Dividend distributions to shareholders	1,564,099
Investment management fees	5,221
Distribution and/or service fees	3,273
Transfer agent fees	80,169
Administration fees	883
Compensation of board members	26,713
Chief compliance officer expenses	23
Other expenses	67,114
Trustees' deferred compensation plan	59,940
Total liabilities	2,430,251
Net assets applicable to outstanding capital stock	$477,200,295
Represented by
Paid-in capital	$422,403,624
Undistributed net investment income	93,025
Accumulated net realized gain	1,597,195
Unrealized appreciation (depreciation) on:
Investments	53,106,451
Total — representing net assets applicable to outstanding capital stock	$477,200,295

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
18

Columbia California Tax-Exempt Fund

Statement of Assets and Liabilities (continued)

October 31, 2014

Class A
Net assets	$359,824,764
Shares outstanding	45,026,988
Net asset value per share	$7.99
Maximum offering price per share(a)	$8.39
Class B
Net assets	$359,669
Shares outstanding	45,016
Net asset value per share	$7.99
Class C
Net assets	$41,962,470
Shares outstanding	5,250,099
Net asset value per share	$7.99
Class R4
Net assets	$21,888
Shares outstanding	2,738
Net asset value per share	$7.99
Class Z
Net assets	$75,031,504
Shares outstanding	9,386,028
Net asset value per share	$7.99

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 4.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
19

Columbia California Tax-Exempt Fund

Statement of Operations

Year Ended October 31, 2014

Net investment income
Income:
Dividends	$867
Interest	22,594,542
Total income	22,595,409
Expenses:
Investment management fees	1,870,343
Distribution and/or service fees
Class A	888,158
Class B	5,223
Class C	396,461
Transfer agent fees
Class A	441,103
Class B	651
Class C	49,206
Class R4	16
Class Z	89,517
Administration fees	316,431
Compensation of board members	35,035
Custodian fees	4,012
Printing and postage fees	38,252
Registration fees	24,473
Professional fees	37,850
Chief compliance officer expenses	237
Other	25,774
Total expenses	4,222,742
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(422,557)
Fees waived by Distributor — Class C	(118,938)
Expense reductions	(640)
Total net expenses	3,680,607
Net investment income	18,914,802
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	2,218,440
Net realized gain	2,218,440
Net change in unrealized appreciation (depreciation) on:
Investments	28,551,820
Net change in unrealized appreciation	28,551,820
Net realized and unrealized gain	30,770,260
Net increase in net assets resulting from operations	$49,685,062

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
20

Columbia California Tax-Exempt Fund

Statement of Changes in Net Assets

	Year Ended October 31, 2014	Year Ended October 31, 2013(a)
Operations
Net investment income	$18,914,802	$20,591,071
Net realized gain	2,218,440	3,635,525
Net change in unrealized appreciation (depreciation)	28,551,820	(34,163,023)
Net increase (decrease) in net assets resulting from operations	49,685,062	(9,936,427)
Distributions to shareholders
Net investment income
Class A	(14,369,610)	(15,699,029)
Class B	(17,298)	(35,598)
Class C	(1,423,946)	(1,511,619)
Class R4	(535)	(63)
Class Z	(3,100,213)	(3,345,308)
Net realized gains
Class A	(2,827,887)	(276,495)
Class B	(5,909)	(932)
Class C	(307,302)	(29,562)
Class R4	(19)	—
Class Z	(554,329)	(54,442)
Total distributions to shareholders	(22,607,048)	(20,953,048)
Decrease in net assets from capital stock activity	(18,308,049)	(62,827,380)
Total increase (decrease) in net assets	8,769,965	(93,716,855)
Net assets at beginning of year	468,430,330	562,147,185
Net assets at end of year	$477,200,295	$468,430,330
Undistributed net investment income	$93,025	$89,825

(a) Class R4 shares are based on operations from March 19, 2013 (commencement of operations) through the stated period end.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
21

Columbia California Tax-Exempt Fund

Statement of Changes in Net Assets (continued)

	Year Ended October 31, 2014		Year Ended October 31, 2013(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(b)	2,150,703	16,632,791	2,100,772	16,607,171
Distributions reinvested	1,711,385	13,152,966	1,531,575	11,942,961
Redemptions	(6,208,293)	(47,783,946)	(10,137,669)	(78,339,999)
Net decrease	(2,346,205)	(17,998,189)	(6,505,322)	(49,789,867)
Class B shares
Subscriptions	133	1,011	2,410	19,341
Distributions reinvested	2,611	19,899	4,146	32,508
Redemptions(b)	(59,656)	(457,943)	(86,763)	(675,142)
Net decrease	(56,912)	(437,033)	(80,207)	(623,293)
Class C shares
Subscriptions	933,341	7,218,247	804,466	6,360,219
Distributions reinvested	119,969	923,171	96,897	754,731
Redemptions	(1,034,056)	(7,936,798)	(1,384,378)	(10,756,621)
Net increase (decrease)	19,254	204,620	(483,015)	(3,641,671)
Class R4 shares
Subscriptions	2,424	18,700	314	2,500
Distributions reinvested	29	229	1	9
Redemptions	(30)	(238)	—	—
Net increase	2,423	18,691	315	2,509
Class Z shares
Subscriptions	2,778,204	21,125,662	1,445,948	11,366,678
Distributions reinvested	93,113	717,607	51,005	397,710
Redemptions	(2,875,052)	(21,939,407)	(2,657,247)	(20,539,446)
Net decrease	(3,735)	(96,138)	(1,160,294)	(8,775,058)
Total net decrease	(2,385,175)	(18,308,049)	(8,228,523)	(62,827,380)

(a) Class R4 shares are based on operations from March 19, 2013 (commencement of operations) through the stated period end.

(b) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
22

Columbia California Tax-Exempt Fund

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended October 31,
Class A	2014		2013		2012		2011		2010
Per share data
Net asset value, beginning of period	$7.54		$7.99		$7.38		$7.64		$7.30
Income from investment operations:
Net investment income	0.31		0.31		0.31		0.31		0.32
Net realized and unrealized gain (loss)	0.51		(0.45)		0.61		(0.12)		0.36
Total from investment operations	0.82		(0.14)		0.92		0.19		0.68
Less distributions to shareholders:
Net investment income	(0.31)		(0.30)		(0.31)		(0.31)		(0.32)
Net realized gains	(0.06)		(0.01)		—		(0.14)		(0.02)
Total distributions to shareholders	(0.37)		(0.31)		(0.31)		(0.45)		(0.34)
Net asset value, end of period	$7.99		$7.54		$7.99		$7.38		$7.64
Total return	11.22%		(1.80%)		12.63%		2.84%		9.52%
Ratios to average net assets(a)
Total gross expenses	0.88%		0.87%		0.86%		0.92%		0.87%
Total net expenses(b)	0.79	%(c)	0.78	%(c)	0.78	%(c)	0.81	%(c)	0.84	%(c)
Net investment income	4.05%		3.91%		3.97%		4.30%		4.25%
Supplemental data
Net assets, end of period (in thousands)	$359,825		$357,344		$430,657		$407,479		$259,552
Portfolio turnover	14%		14%		14%		28%		12%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(c)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
23

Columbia California Tax-Exempt Fund

Financial Highlights (continued)

	Year Ended October 31,
Class B	2014		2013		2012		2011		2010
Per share data
Net asset value, beginning of period	$7.54		$7.99		$7.38		$7.64		$7.30
Income from investment operations:
Net investment income	0.25		0.25		0.25		0.25		0.26
Net realized and unrealized gain (loss)	0.51		(0.45)		0.61		(0.12)		0.36
Total from investment operations	0.76		(0.20)		0.86		0.13		0.62
Less distributions to shareholders:
Net investment income	(0.25)		(0.24)		(0.25)		(0.25)		(0.26)
Net realized gains	(0.06)		(0.01)		—		(0.14)		(0.02)
Total distributions to shareholders	(0.31)		(0.25)		(0.25)		(0.39)		(0.28)
Net asset value, end of period	$7.99		$7.54		$7.99		$7.38		$7.64
Total return	10.39%		(2.53%)		11.78%		2.06%		8.71%
Ratios to average net assets(a)
Total gross expenses	1.63%		1.62%		1.61%		1.68%		1.62%
Total net expenses(b)	1.54	%(c)	1.53	%(c)	1.53	%(c)	1.58	%(c)	1.59	%(c)
Net investment income	3.31%		3.13%		3.22%		3.53%		3.52%
Supplemental data
Net assets, end of period (in thousands)	$360		$769		$1,456		$1,989		$2,095
Portfolio turnover	14%		14%		14%		28%		12%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(c)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
24

Columbia California Tax-Exempt Fund

Financial Highlights (continued)

	Year Ended October 31,
Class C	2014		2013		2012		2011		2010
Per share data
Net asset value, beginning of period	$7.54		$7.99		$7.38		$7.64		$7.30
Income from investment operations:
Net investment income	0.28		0.27		0.27		0.28		0.28
Net realized and unrealized gain (loss)	0.51		(0.44)		0.61		(0.13)		0.37
Total from investment operations	0.79		(0.17)		0.88		0.15		0.65
Less distributions to shareholders:
Net investment income	(0.28)		(0.27)		(0.27)		(0.27)		(0.29)
Net realized gains	(0.06)		(0.01)		—		(0.14)		(0.02)
Total distributions to shareholders	(0.34)		(0.28)		(0.27)		(0.41)		(0.31)
Net asset value, end of period	$7.99		$7.54		$7.99		$7.38		$7.64
Total return	10.72%		(2.24%)		12.12%		2.37%		9.03%
Ratios to average net assets(a)
Total gross expenses	1.63%		1.62%		1.61%		1.69%		1.62%
Total net expenses(b)	1.24	%(c)	1.23	%(c)	1.23	%(c)	1.27	%(c)	1.29	%(c)
Net investment income	3.59%		3.46%		3.52%		3.86%		3.79%
Supplemental data
Net assets, end of period (in thousands)	$41,962		$39,465		$45,680		$39,040		$32,080
Portfolio turnover	14%		14%		14%		28%		12%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(c)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
25

Columbia California Tax-Exempt Fund

Financial Highlights (continued)

	Year Ended October 31,
Class R4	2014		2013(a)
Per share data
Net asset value, beginning of period	$7.55		$7.97
Income from investment operations:
Net investment income	0.33		0.20
Net realized and unrealized gain (loss)	0.50		(0.42)
Total from investment operations	0.83		(0.22)
Less distributions to shareholders:
Net investment income	(0.33)		(0.20)
Net realized gains	(0.06)		—
Total distributions to shareholders	(0.39)		(0.20)
Net asset value, end of period	$7.99		$7.55
Total return	11.35%		(2.75%)
Ratios to average net assets(b)
Total gross expenses	0.62%		0.60	%(c)
Total net expenses(d)	0.54	%(e)	0.53	%(c)(e)
Net investment income	4.25%		4.32	%(c)
Supplemental data
Net assets, end of period (in thousands)	$22		$2
Portfolio turnover	14%		14%

Notes to Financial Highlights

(a)  Based on operations from March 19, 2013 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
26

Columbia California Tax-Exempt Fund

Financial Highlights (continued)

	Year Ended October 31,
Class Z	2014		2013		2012		2011		2010
Per share data
Net asset value, beginning of period	$7.55		$8.00		$7.38		$7.64		$7.30
Income from investment operations:
Net investment income	0.33		0.33		0.33		0.33		0.33
Net realized and unrealized gain (loss)	0.50		(0.45)		0.62		(0.13)		0.37
Total from investment operations	0.83		(0.12)		0.95		0.20		0.70
Less distributions to shareholders:
Net investment income	(0.33)		(0.32)		(0.33)		(0.32)		(0.34)
Net realized gains	(0.06)		(0.01)		—		(0.14)		(0.02)
Total distributions to shareholders	(0.39)		(0.33)		(0.33)		(0.46)		(0.36)
Net asset value, end of period	$7.99		$7.55		$8.00		$7.38		$7.64
Total return	11.35%		(1.54%)		13.05%		3.05%		9.78%
Ratios to average net assets(a)
Total gross expenses	0.63%		0.62%		0.61%		0.70%		0.63%
Total net expenses(b)	0.54	%(c)	0.53	%(c)	0.53	%(c)	0.59	%(c)	0.60	%(c)
Net investment income	4.30%		4.16%		4.22%		4.57%		4.49%
Supplemental data
Net assets, end of period (in thousands)	$75,032		$70,850		$84,354		$76,568		$94,541
Portfolio turnover	14%		14%		14%		28%		12%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(c)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
27

Columbia California Tax-Exempt Fund

Notes to Financial Statements

October 31, 2014

Note 1. Organization

Columbia California Tax-Exempt Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class R4 and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund's prospectus.

Class Z shares are not subject to sales charges and are available only to eligible investors, which are subject to different investment minimums as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP) which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Investments in open-end investment companies, including money market funds, are valued at their net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Annual Report 2014
28

Columbia California Tax-Exempt Fund

Notes to Financial Statements (continued)

October 31, 2014

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Dividend income is recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt and taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.40% to 0.27% as the Fund's net assets increase. The effective investment management fee rate for the year ended October 31, 2014 was 0.40% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.07% to 0.04% as the Fund's net assets increase. The effective administration fee rate for the year ended October 31, 2014 was 0.07% of the Fund's average daily net assets.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. The Trust's eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The

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Columbia California Tax-Exempt Fund

Notes to Financial Statements (continued)

October 31, 2014

Fund pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

Effective November 1, 2014, the Transfer Agent receives a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. Prior to November 1, 2014, the Transfer Agent received a monthly account-based service fee based on the number of open accounts. In addition, the Transfer Agent also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which receive a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees.

For the year ended October 31, 2014, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.12%
Class B	0.12
Class C	0.12
Class R4	0.13
Class Z	0.12

The Fund and certain other associated investment companies, have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty). SDC was the legacy Seligman funds' former transfer agent.

The lease and the Guaranty expire in January 2019. At October 31, 2014, the Fund's total potential future obligation over the life of the Guaranty is $54,036. The liability remaining at October 31, 2014 for non-recurring charges associated with the lease amounted to $30,759 and is recorded as a part of the payable for other expenses in the Statement of Assets and Liabilities.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended October 31, 2014, these minimum account balance fees reduced total expenses of the Fund by $640.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.75% of the average daily net assets attributable to Class B and Class C shares only.

The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares so that the distribution fee does not exceed 0.45% annually of the average daily net assets attributable to Class C shares. This arrangement may be modified or terminated by the Distributor at any time.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $138,190 for Class A, $507 for Class B and $1,937 for Class C shares for the year ended October 31, 2014.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating

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Columbia California Tax-Exempt Fund

Notes to Financial Statements (continued)

October 31, 2014

expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

	March 1, 2014 through February 28, 2015	Prior to March 1, 2014
Class A	0.79%	0.78%
Class B	1.54	1.53
Class C	1.54	1.53
Class R4	0.54	0.53
Class Z	0.54	0.53

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties. Class C distribution fees waived by the Distributor, as discussed above, are in addition to the waiver/reimbursement commitment under the agreement.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At October 31, 2014, these differences are primarily due to differing treatment for principal and/or interest from fixed income securities, Trustees' deferred compensation, distributions and tax straddles. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Accumulated net realized gain	$3
Paid-in capital	(3)

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended October 31,	2014	2013
Ordinary income	$32,140	$42,601
Tax-exempt income	18,879,462	20,549,016
Long-term capital gains	3,695,446	361,431
Total	$22,607,048	$20,953,048

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At October 31, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	$1,728,633
Undistributed long-term capital gains	1,951,876
Net unrealized appreciation	52,832,904

At October 31, 2014, the cost of investments for federal income tax purposes was $419,118,088 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$52,832,904
Unrealized depreciation	—
Net unrealized appreciation	52,832,904

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations and certain derivatives, if any, aggregated to $65,564,240 and $83,754,533, respectively, for the year ended October 31, 2014. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Shareholder Concentration

At October 31, 2014, one unaffiliated shareholder of record owned 23.0% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any

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Columbia California Tax-Exempt Fund

Notes to Financial Statements (continued)

October 31, 2014

portion of those shares was owned beneficially. Affiliated shareholders of record owned 26.4% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 7. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. (JPMorgan) whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Effective December 10, 2013, the Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. Prior to December 10, 2013, the commitment fee was charged at the annual rate of 0.08% per annum. The commitment fee is included in other expenses in the Statement of Operations.

Effective December 9, 2014, the Fund extended its revolving credit facility with JPMorgan. The credit facility agreement, as amended, permits collective borrowings up to $550 million under the same terms and interest rates as described above.

The Fund had no borrowings during the year ended October 31, 2014.

Note 8. Significant Risks

Credit Risk

Credit risk is the risk that the value of debt securities in the Fund's portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.

Interest Rate Risk

Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund's performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.

Liquidity Risk

Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund's investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.

Geographic Concentration Risk

Because state-specific tax-exempt funds invest primarily in the municipal securities issued by the state and political sub-divisions of the state, the Fund will be particularly affected by political and economic conditions and developments in the state in which it invests. The Fund may, therefore, have a greater risk than that of a municipal bond fund which is more geographically diversified. The value of the municipal securities owned by the Fund also may be adversely affected by future changes in federal or state income tax laws.

Non-Diversification Risk

A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted in Notes 3 and 7 above, there were no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC,

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32

Columbia California Tax-Exempt Fund

Notes to Financial Statements (continued)

October 31, 2014

which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2014
33

Columbia California Tax-Exempt Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and the Shareholders of
Columbia California Tax-Exempt Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia California Tax-Exempt Fund (the "Fund", a series of Columbia Funds Series Trust I) at October 31, 2014, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
December 22, 2014

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Columbia California Tax-Exempt Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended October 31, 2014. Shareholders will be notified in early 2015 of the amounts for use in preparing 2014 income tax returns.

Tax Designations:

Capital Gain Dividend	$2,206,883
Exempt-Interest Dividends	99.83%

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.

Exempt-Interest Dividends. The percentage of net investment income distributed during the fiscal year that qualifies as exempt-interest dividends for federal income tax purposes. A portion of the income may be subject to federal alternative minimum tax.

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35

Columbia California Tax-Exempt Fund

Trustees and Officers

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Series Trust I.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Douglas A. Hacker (Born 1955) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996) and Chairman of the Board (since 2014)

Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 56; Spartan Stores, Inc. (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013

Janet Langford Kelly (Born 1957) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004. Oversees 56; None

Nancy T. Lukitsh (Born 1956) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010. Oversees 56; None

William E. Mayer (Born 1940) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994)

Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 56; DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Kelso Capital Corporation (investment company); Premier, Inc. (healthcare)

David M. Moffett (Born 1952) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Retired. Chief Executive Officer, Federal Home Loan Mortgage Corporation from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc. from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp from 1993 to 2007. Oversees 56; CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); MBIA Inc. (financial service provider); E.W. Scripps Co. (print and television media), Building Materials Holding Corp. (building materials and construction services); Genworth Financial, Inc. (financial and insurance products and services); and University of Oklahoma Foundation

Charles R. Nelson (Born 1942) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1981)

Retired. Professor Emeritus, University of Washington since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters. Oversees 56; None

John J. Neuhauser (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1984)

President, Saint Michael's College since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007. Oversees 56; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)

Patrick J. Simpson (Born 1944) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 56; None

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Columbia California Tax-Exempt Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Anne-Lee Verville (Born 1945) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1998)

Retired. General Manager — Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology). Oversees 56; Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
William F. Truscott (Born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474 Trustee (since 2012)

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer from 2001 to April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously, Chief Executive Officer, U.S. Asset Management & President, Annuities from May 2010 to September 2012 and President — U.S. Asset Management and Chief Investment Officer from 2005 to April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer from 2006 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; President and Chief Executive Officer, Ameriprise Certificate Company from 2006 to August 2012; Director, Threadneedle Asset Management Holdings, SARL since 2014. Oversees 188; Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Director, Ameriprise Certificate Company from 2006 to January 2013

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Born 1964	President and Principal Executive Officer (2009)

Managing Director and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; and President, Columbia Funds since 2009; Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds from June 2008 to January 2009; and senior officer of Columbia Funds and affiliated funds since 2003.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; and senior officer of Columbia Funds and affiliated funds since 2002.

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Columbia California Tax-Exempt Fund

Trustees and Officers (continued)

Officers (continued)

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1959	Senior Vice President (2006), Chief Legal Officer (2006) and Assistant Secretary (2011)

Senior Vice President and Assistant General Counsel — Global Asset Management, Ameriprise Financial since February 2014 (previously, Senior Vice President and Lead Chief Counsel — Asset Management, 2012 – February 2014; Vice President and Lead Chief Counsel — Asset Management, 2010 – 2012; and Vice President and Chief Counsel — Asset Management, 2005 – 2010); Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; senior officer of Columbia Funds and affiliated funds since 2006.

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc. since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America from 2005 to April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc. since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC from 2007 to April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America from 2005 to April 2010.
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from 2006 to April 2010.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Vice President (2011) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously, Chief Counsel from January 2010 to January 2013, and Group Counsel from November 2008 to January 2010); Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated from July 2008 to November 2008.

Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN Born 1965	Vice President (2006)

Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010; previously, Chief Administrative Officer, from 2009 to April 2010, and Vice President — Asset Management and Trust Company Services from 2006 to 2009.

Paul D. Pearson 5228 Ameriprise Financial Center Minneapolis, MN Born 1956	Vice President (2011) and Assistant Treasurer (1999)

Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial, Inc. from 1998 to April 2010.

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	Vice President and Secretary (2010)

Vice President and Chief Counsel, Ameriprise Financial, Inc. since January 2010 (previously, Vice President and Group Counsel or Counsel from 2004 to January 2010); officer of Columbia Funds and affiliated funds since 2007.

Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Born 1957	Vice President (2006)

President and Director, Columbia Management Investment Services Corp. from May 2010 to October 2014; President and Director, Columbia Management Services, Inc. from 2004 to April 2010; and Managing Director, Columbia Management Distributors, Inc. from 2007 to April 2010.

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Columbia California Tax-Exempt Fund

Board Consideration and Approval of Advisory Agreement

On June 11, 2014, the Board of Trustees (the "Board") and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) of the Trust (the "Independent Trustees") unanimously approved the continuation of the Investment Management Services Agreement (the "Advisory Agreement") with Columbia Management Investment Advisers, LLC (the "Investment Manager") with respect to Columbia California Tax-Exempt Fund (the "Fund"), a series of the Trust. As detailed below, the Advisory Fees and Expenses Committee (the "Committee") and the Board met on multiple occasions to review and discuss, both among themselves and with the management team of the Investment Manager, materials provided by the Investment Manager before determining to approve the continuation of the Advisory Agreement.

In connection with their deliberations regarding the continuation of the Advisory Agreement, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Advisory Agreement, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 4, 2014, April 30, 2014 and June 10, 2014 and at Board meetings held on April 30, 2014 and June 11, 2014. In addition, the Board considers matters bearing on the Advisory Agreement at most of its other meetings throughout the year and meets regularly with senior management of the Funds and the Investment Manager. Through the Board's Investment Oversight Committees, Trustees also meet with selected Fund portfolio managers and other investment personnel at various times throughout the year. The Committee and the Board also consulted with its independent fee consultant, Fund counsel and with the Independent Trustees' independent legal counsel, who advised on various matters with respect to the Committee's and the Board's considerations and otherwise assisted the Committee and the Board in their deliberations. On June 10, 2014, the Committee recommended that the Board approve the continuation of the Advisory Agreement. On June 11, 2014, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Advisory Agreement for the Fund.

The Committee and the Board considered all information that they, their legal counsel, or the Investment Manager believed reasonably necessary to evaluate and to determine whether to approve the continuation of the Advisory Agreement. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Advisory Agreement for the Fund included the following:

•  Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;

•  Information on the Fund's advisory fees and total expenses, including information comparing the Fund's expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;

•  The Investment Manager's agreement to contractually limit or cap total operating expenses for the Fund through February 28, 2015 so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) would not exceed an annual rate of 0.79% for Class A, 1.54% for Class B, 1.54% for Class C, 0.54% for Class R4 and 0.54% for Class Z;

•  The terms and conditions of the Advisory Agreement;

•  The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including the Administrative Services Agreement, the Distribution Agreement and the Transfer and Dividend Disbursing Agent Agreement;

•  Descriptions of various functions performed by the Investment Manager under the Advisory Agreement, including portfolio management and portfolio trading practices;

•  Information regarding the management fees and investment performance of similarly-managed portfolios of other clients of the Investment Manager, including institutional separate accounts;

•  Information regarding the reputation, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;

•  Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services, including an assessment of the Investment Manager's compliance system by the Fund's Chief Compliance Officer; and

•  The profitability to the Investment Manager and its affiliates from their relationships with the Fund.

Annual Report 2014
39

Columbia California Tax-Exempt Fund

Board Consideration and Approval of Advisory Agreement (continued)

Nature, Extent and Quality of Services Provided under the Advisory Agreement

The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Advisory Agreement and under separate agreements for the provision of transfer agency and administrative services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board considered, among other things, the Investment Manager's ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager's investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.

The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager, which included consideration of the Investment Manager's experience with similarly-structured funds. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates, and considered the Investment Manager's ability to provide administrative services to the Fund pursuant to a separate Administrative Services Agreement, including the Investment Manager's ability to coordinate the activities of the Fund's other service providers. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Advisory Agreement supported the continuation of the Advisory Agreement.

Investment Performance

The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks and information based on reports of the independent third-party data provider that compared the performance of the Fund to the performance of a group of comparable mutual funds, and data provided by the independent fee consultant. The Committee and the Board also reviewed a description of the third party's methodology for identifying the Fund's peer groups for purposes of performance and expense comparisons.

The Committee and the Board noted that, through December 31, 2013, the Fund's performance was in the twenty-ninth, twenty-first and forty-eighth percentile (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one-, three- and five- year periods, respectively.

The Committee and the Board also considered the Investment Manager's performance and reputation generally, the Investment Manager's historical responsiveness to Board concerns about performance, and the Investment Manager's willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund was sufficient, in light of other considerations, to warrant the continuation of the Advisory Agreement.

Investment Advisory Fee Rates and Other Expenses

The Committee and the Board considered the advisory fees charged to the Fund under the Advisory Agreement as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees under the Advisory Agreement, the Committee and the Board considered, among other information, the Fund's advisory fee and its total expense ratio as a percentage of average daily net assets. The Committee and the Board also considered data provided by the independent fee consultant. The Committee and the Board noted that the Fund's actual management fee and net expense ratio are ranked in the first and third quintiles, respectively, (where the lowest fees and expenses would be in the first quintile) against the Fund's expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.

The Committee and the Board also received and considered information about the advisory fees charged by the Investment Manager to institutional separate accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager's representations about the differences between managing

Annual Report 2014
40

Columbia California Tax-Exempt Fund

Board Consideration and Approval of Advisory Agreement (continued)

mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. In evaluating the Fund's advisory fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the advisory fee rates and expenses of the Fund were sufficient, in light of other considerations, to warrant the continuation of the Advisory Agreement.

Costs of Services Provided and Profitability

The Committee and the Board also took note of the costs of the services provided (both on an absolute and relative basis) and the profitability to the Investment Manager and its affiliates in connection with their relationships with the Fund. In evaluating these considerations, the Committee and the Board took note of the advisory fees charged by the Investment Manager to other clients, including fees charged by the Investment Manager to institutional separate account clients with similar investment strategies to those of the Fund.

The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager's affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability of the Investment Manager and its affiliates of their relationships with the Fund, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2013 to profitability levels realized in 2012. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of similarly managed funds, the performance of the Fund, and the expense ratio of the Fund. The Committee and the Board also considered information provided by the Investment Manager regarding the Investment Manager's financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Advisory Agreement.

Economies of Scale

The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager's investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment advisory fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading and compliance resources. The Committee and the Board noted that the investment advisory fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.

In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as discussed above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the continuation of the Advisory Agreement.

Other Benefits to the Investment Manager

The Committee and the Board received and considered information regarding "fall-out" or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager to provide administrative services to the Fund and the engagement of the Investment Manager's affiliates to provide distribution and transfer agency services to the Fund. In this regard, among other matters, the Committee and the Board considered that the Fund's distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund's securities transactions, and reviewed information about the Investment Manager's practices with respect to allocating portfolio transactions for brokerage and research services. The Committee and the Board

Annual Report 2014
41

Columbia California Tax-Exempt Fund

Board Consideration and Approval of Advisory Agreement (continued)

considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that are in place to address such possible conflicts of interest. The Committee and the Board recognized that the Investment Manager's profitability would be somewhat lower without these benefits.

Conclusion

The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Advisory Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Advisory Agreement.

Annual Report 2014
42

Columbia California Tax-Exempt Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2014
43

Columbia California Tax-Exempt Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and, if available, a summary prospectus, which contains this and other important information about the Fund, go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN123_10_D01_(12/14)

Annual Report

October 31, 2014

Columbia New York Tax-Exempt Fund

Not FDIC insured • No bank guarantee • May lose value

About Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation's largest asset managers. At the heart of our success — and, most importantly, that of our investors — are some of the most talented professionals in the industry, brought together by a unique way of working.

It starts with carefully selected, specialized investment teams. While each team brings a diverse and innovative range of skills, all are grounded by a common set of core beliefs. All possess a solid conviction in the power of proprietary, bottom-up research. All look not only at generating returns, but also at the likely consistency of those returns and the risks required to achieve them. And while our culture encourages teams to operate independently and question established thinking, a rigorous investment oversight process ensures that each team stays true to its clearly articulated investment process. At Columbia Management, reaching our performance goals matters, and the way we reach them matters just as much.

Columbia funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

Not part of the shareholder report

Connect with Columbia Management

Get the market insight you need from our investment experts

Investor insight

Stay informed with economic and market commentary, investment videos, white papers, mutual fund commentary and more at columbiamanagement.com.

  Columbia Management investor
(e-newsletter)

Read our award-winning* shareholder newsletter. Our quarterly newsletter is available online and provides timely and relevant content about economic trends, fund news, service enhancements and changes. Sign up to receive the newsletter electronically at columbiamanagement.com/newsletter.

  Investment videos

Watch and discover what our thought leaders are saying about financial markets and the economy. For an analysis of current events and trends that may affect your investments, visit our online video library at columbiamanagement.com/
market-insights/videos.

  Social media

Columbia Management offers you multiple ways to access our market commentary and investment insights.

>  Perspectives blog at columbiamanagement.com
Read timely posts by our investment team, including our chief investment officer, chief economist and portfolio managers.

>  Twitter.com/ColumbiaMgmt
Follow us on Twitter for quick, up-to-the-minute comments on market news and more.

>  Youtube.com/columbiamanagement
View our commentaries on the economy, markets and current investment opportunities.

>  Linkedin.com/company/columbia-management
Connect with us on LinkedIn for updates from our thought leaders.

*Columbia Management investor was awarded top honors in the Mutual Fund Education Alliance STAR Awards competition for excellence in mutual fund marketing and communications. Materials in the competition were evaluated on educational value, message comprehension, effective design and objectives.

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Visit the Columbia Management email subscription center at columbiamanagement.com/subscribe to register for economic and market commentary, product and service updates, white papers and more.

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Quarterly publication featuring the Columbia Management Asset Allocation Team's perspective on global economic investment conditions and markets

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Quarterly publication featuring more than 40 charts and graphs that highlight the current state of the economy and markets; includes straightforward insight on current investment opportunities

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Not part of the shareholder report

President's Message

Dear Shareholders,

The U.S. Economy Gained Momentum

The U.S. economy picked up momentum throughout the third quarter of 2014 with improvements in every sector. Second-quarter gross domestic product growth was revised upward to 4.6%, with expectations that third-quarter growth would also be above trend. American companies added more than 200,000 new jobs monthly, driving unemployment below 6% for the first time since 2008. Consumer spending got a boost as both income and savings rose, and confidence hit a post-recession high. After a weak start to the year, corporate profits rebounded, indicating that business remains in good shape. Rising profits led to higher capital spending. The housing market recovery remained on track, as home sales and prices trended higher, and inventories declined. Manufacturing remained a lynchpin of the economy's expansion. Even so, performance fell short of expectations at the end of the period.

Despite Momentum, Markets Remained Stagnant

The financial markets produced lackluster results, despite good economic news and the Federal Reserve's reassurance that it intended to keep short-term interest rates low for another year. A surge in global tensions and concerns that equity valuations have risen sharply put a damper on investor enthusiasm. The S&P 500 Index inched ahead 1.13%, buoyed by its concentration in large-cap stocks with a defensive edge. Traditional fixed-income sectors, including U.S. Treasuries, mortgages and securitized bonds, eked out returns of less than 1% for the quarter. Investment-grade corporate bonds and high-yield bonds lost some ground, although fundamentals for both groups remained solid. Convertible securities and U.S. Treasury inflation-protected securities pulled up the rear.

Stay on Track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation's largest asset managers. At the heart of our success and, most importantly, that of our investors, are highly talented industry professionals, brought together by a unique way of working. At Columbia Management, reaching our performance goals matters, and how we reach them matters just as much.

Visit columbiamanagement.com for:

>  The Columbia Management Perspectives blog, offering insights on current market events and investment opportunities

>  Detailed up-to-date fund performance and portfolio information

>  Quarterly fund commentaries

>  Columbia Management investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

Investing involves risk including the risk of loss of principal.

The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and, if available, a summary prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2014

Columbia New York Tax-Exempt Fund

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Performance Overview	3
Manager Discussion of Fund Performance	5
Understanding Your Fund's Expenses	8
Portfolio of Investments	9
Statement of Assets and Liabilities	17
Statement of Operations	19
Statement of Changes in Net Assets	20
Financial Highlights	22
Notes to Financial Statements	28
Report of Independent Registered Public Accounting Firm	34
Federal Income Tax Information	35
Trustees and Officers	36
Board Consideration and Approval of Advisory Agreement	39
Important Information About This Report	43

Annual Report 2014

Columbia New York Tax-Exempt Fund

Performance Overview

Performance Summary

>  Columbia New York Tax-Exempt Fund (the Fund) Class A shares returned 8.80% excluding sales charges for the 12-month period that ended October 31, 2014. Class Z shares of the Fund returned 9.07%.

>  During the same 12-month period, the Barclays New York Municipal Bond Index returned 7.58% and the broad Barclays Municipal Bond Index returned 7.82%.

>  Effective duration and yield curve positioning during the period more than offset mixed results from sector allocation and security selection.

Average Annual Total Returns (%) (for period ended October 31, 2014)

	Inception	1 Year	5 Years	10 Years
Class A	09/26/86
Excluding sales charges		8.80	5.62	4.49
Including sales charges		3.63	4.61	3.99
Class B	08/04/92
Excluding sales charges		7.99	4.84	3.72
Including sales charges		2.99	4.50	3.72
Class C	08/01/97
Excluding sales charges		8.32	5.15	4.03
Including sales charges		7.32	5.15	4.03
Class R4*	03/19/13	9.09	5.71	4.54
Class R5*	11/08/12	8.98	5.74	4.55
Class Z*	09/01/11	9.07	5.79	4.58
Barclays New York Municipal Bond Index		7.58	5.08	4.64
Barclays Municipal Bond Index		7.82	5.26	4.71

Returns for Class A are shown with and without the maximum initial sales charge of 4.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The Barclays New York Municipal Bond Index is a market-capitalization-weighted index of New York investment-grade bonds with maturity of one year or more.

The Barclays Municipal Bond Index is an unmanaged index considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2014
3

Columbia New York Tax-Exempt Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (November 1, 2004 – October 31, 2014)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia New York Tax-Exempt Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2014
4

Columbia New York Tax-Exempt Fund

Manager Discussion of Fund Performance

For the 12-month period that ended October 31, 2014, the Fund's Class A shares returned 8.80% excluding sales charges. Class Z shares of the Fund returned 9.07%. During the same 12-month period, the Barclays New York Municipal Bond Index (Barclays NY Index) returned 7.58% and the broad Barclays Municipal Bond Index returned 7.82%. Effective duration and yield curve positioning during the period more than offset mixed results from sector allocation and security selection. Duration is a measure of sensitivity to changes in interest rates.

Tax-Exempt Bond Market Posted Gains

The tax-exempt fixed-income market posted solid gains during the annual period, as municipal bond yields declined across most of the yield curve (spectrum of maturities) and supply/demand conditions remained supportive. Municipal bonds were the best performing sector in the broad U.S. fixed-income market in 2014 year to date through October 31, generating the strongest returns seen in the sector in five years. Yields on longer term maturities declined while yields on shorter term maturities rose modestly, resulting in a flatter municipal bond yield curve. Lower quality, higher yielding municipal bonds generally outperformed their higher quality, lower yielding counterparts.

As the annual period began, municipal bond mutual funds were experiencing redemptions, albeit more slowly than the record levels hit in late summer 2013. Fund flows turned positive in February 2014, with improved demand for municipal bonds supported by reduced supply and higher taxes. The markets became unsettled in March 2014 when comments from the Federal Reserve (Fed) hinted that interest rates might increase sooner than previously anticipated. Fed Chair Janet Yellen subsequently re-emphasized the Fed's commitment to keep short-term interest rates low. In the second quarter of 2014, the municipal bond market generated strong gains as yields fell. Geopolitical uncertainty and inconsistent economic data helped push municipal bond prices higher. In the third quarter and into October, municipal bonds generally continued their strong performance, despite an uptick in market volatility.

From a fundamental perspective, states saw greater revenue — topping pre-recession peaks — on the back of increasing sales, income and property taxes along with lower expenses following recent austerity measures taken. Select negative credit stories made headlines, including the state of Illinois' pension turmoil, Puerto Rico's multi-notch downgrade, Detroit's Chapter 9 bankruptcy filing and the state of New Jersey's downgrade after a revenue shortfall led the state to make a reduced payment to its pension funds. However, such issues were not representative of the broad municipal bond market. Overall default rates trended down and were at their lowest level since 2009. It is well worth noting that New York state credit ratings were upgraded by three independent agencies after a fourth consecutive on-time budget passed for Governor Cuomo. The technical (supply and demand) landscape for the annual period overall also supported the performance of the tax-exempt fixed-income market, as supply on both the national and state levels declined, and demand, as evidenced by municipal bond mutual fund inflows, was positive.

Duration and Yield Curve Positioning Aided Returns

The Fund benefited most from its combined duration and yield curve positioning. The Fund had a longer duration than the Barclays NY Index, which helped as

Portfolio Management

Catherine Stienstra

Quality Breakdown (%) (at October 31, 2014)
AAA rating	3.2
AA rating	32.9
A rating	42.4
BBB rating	13.7
Non-investment grade	2.0
Not rated	5.8
Total	100.0

Percentages indicated are based upon total fixed income securities (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody's, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as "Not rated". Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund's subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate, and time to maturity) and the amount and type of any collateral.

Annual Report 2014
5

Columbia New York Tax-Exempt Fund

Manager Discussion of Fund Performance (continued)

Investment Risks

Fixed-income securities present issuer default risk. The Fund invests substantially in municipal securities and will be affected by tax, legislative, regulatory, demographic or political changes, as well as changes impacting a state's financial, economic or other conditions. A relatively small number of tax-exempt issuers may necessitate the Fund investing more heavily in a single issuer and, therefore, be more exposed to the risk of loss than a fund that invests more broadly. The value of the Fund's portfolio may be more volatile than a more geographically diversified fund. Prepayment and extension risk exists as a loan, bond or other investment may be called, prepaid or redeemed before maturity and that similar yielding investments may not be available for purchase. A rise in interest rates may result in a price decline of fixed-income (debt) instruments held by the Fund, negatively affecting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund's income and yield. Debt instruments with longer maturity and duration have greater sensitivity to interest rate changes. Interest rates can change due to local government and banking regulation changes. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Federal and state tax rules apply to capital gain distributions and any gains or losses on sales. Income may be subject to state or local taxes. Liquidity risk is associated with the difficulty of selling underlying investments at a desirable time or price. See the Fund's prospectus for more information on these and other risks.

longer maturity tax-exempt bond yields fell. Also, having an overweight relative to the Barclays NY Index in bonds with maturities of 15 years or longer and a relative underweight in bonds with maturities of 1 to 15 years contributed positively, as longer dated maturities outperformed shorter term maturities during a time when the municipal bond yield curve flattened.

From a sector perspective, the Fund benefited from having underweight allocations to the special tax and state and local general obligation bond sectors. Effective issue selection among the hospital, transportation, education and special tax bond sectors contributed positively as well. In terms of credit quality, having overweight allocations to bonds rated A and BBB and to non-rated securities and underweighted allocations to bonds rated AAA and AA added value, as lower quality securities generally outperformed higher quality securities during the annual period.

Security Selection in Electric Utilities Sector Detracted

Detracting from Fund results was security selection within the electric utilities sector, particularly a small position in Puerto Rico Electric Power Authority (PREPA) bonds. These bonds performed poorly, as the cash-strapped electrical power authority faced critical deadlines to extend or make payments on lines of credit with banks. We sold the Fund's remaining position in these bonds in July 2014, leaving the Fund with no exposure to any Puerto Rico credits. Indeed, the negative impact of the position in PREPA was partially offset by the positive effect of having an overall underweight allocation to Puerto Rico bonds.

Security selection within the industrial development revenue/pollution control revenue sector detracted from the Fund's relative results as did having underweight allocations to the transportation and water/sewer sectors.

Fundamental Analysis Drove Portfolio Changes

During the annual period, we increased the Fund's exposure to the transportation and water/sewer sectors. We decreased the Fund's exposure to pre-refunded bonds and to the local general obligation sector. Overall, the Fund's duration remained longer than that of the Barclays NY Index during the annual period. However, while still maintaining a relatively longer duration at the end of October 2014, we had allowed the Fund's duration to drift modestly shorter as the end of the Fed's quantitative easing program and a potential shift in Fed policy approached.

The Fund held a modest position in an inverse floater to enhance income — with minimal impact during the annual period. Inverse floaters are bonds or other types of debt whose coupon rate has an inverse relationship to short-term interest rates or to a benchmark rate. An inverse floater adjusts its coupon payment as the interest rate changes, such that when interest rates rise, the coupon rate falls.

Looking Ahead

As we move closer to the end of 2014, we currently expect to see a gradual rise in interest rates should the economy continue to slowly recover. The Fed's quantitative easing asset purchases officially ended in October 2014, and its comments at that time left the market with the impression that if economic data were to come in stronger in support of its employment and inflation targets, then we could expect the first interest rate hike sooner than later, but any such tightening of monetary policy would be data dependent. To date, geopolitical unrest, an economic slowdown in the eurozone and/or declining energy prices

Annual Report 2014
6

Columbia New York Tax-Exempt Fund

Manager Discussion of Fund Performance (continued)

have kept U.S. Treasury yields suppressed even while economic data, including employment figures, were improving and inflation remained low. Of course, we remain mindful that these same factors could derail the U.S. economic recovery and alter Fed policy going forward.

At the end of the annual period, we remained generally constructive on the municipal bond market. Fundamentals had improved, defaults remained low, positive supply/demand technicals were expected to continue and taxable equivalent yields remained attractive due to high levels of taxation. As such, we currently expect to maintain the Fund's duration profile longer than that of the Barclays NY Index for the near term. We also expect, at this time, to continue to emphasize lower rated investment-grade credits and below-investment-grade credits for the additional income they provide. Going forward, we currently expect short-term municipal bond yields to rise more than longer term yields, which will result in a flatter yield curve. Therefore, we intend to maintain an overweight exposure to municipal bonds with maturities of 15 years and longer and an underweight exposure to bonds with maturities of 1-10 years relative to the Barclays NY Index.

As always, the Fund's emphasis remains on generating income generally exempt from federal income tax and New York state and local taxes as well as capital appreciation, consistent with moderate fluctuation of principal.

Annual Report 2014
7

Columbia New York Tax-Exempt Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

May 1, 2014 – October 31, 2014

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,040.50	1,021.27	4.01	3.97	0.78
Class B	1,000.00	1,000.00	1,036.60	1,017.49	7.85	7.78	1.53
Class C	1,000.00	1,000.00	1,038.10	1,019.00	6.32	6.26	1.23
Class R4	1,000.00	1,000.00	1,041.80	1,022.53	2.73	2.70	0.53
Class R5	1,000.00	1,000.00	1,042.00	1,022.68	2.57	2.55	0.50
Class Z	1,000.00	1,000.00	1,043.20	1,022.53	2.73	2.70	0.53

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2014
8

Columbia New York Tax-Exempt Fund

Portfolio of Investments

October 31, 2014

(Percentages represent value of investments compared to net assets)

Municipal Bonds 97.5%

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Air Transportation 4.5%
New York City Industrial Development Agency(a) Refunding Revenue Bonds Trips Obligated Group Senior Series 2012A AMT 07/01/28	5.000%	2,000,000	2,188,140
Revenue Bonds Terminal One Group Association Project Series 2005 AMT 01/01/15	5.500%	1,500,000	1,512,540
New York City Industrial Development Agency(a)(b) Revenue Bonds Terminal One Group Association Project Series 2005 AMT 01/01/24	5.500%	2,000,000	2,103,620
Port Authority of New York & New Jersey Revenue Bonds JFK International Air Terminal Series 2010 12/01/42	6.000%	2,000,000	2,318,060
Total			8,122,360
Assisted Living 0.6%
Mount Vernon Industrial Development Agency Revenue Bonds Wartburg Senior Housing, Inc. - Meadowview Series 1999 06/01/19	6.150%	500,000	500,990
06/01/29	6.200%	615,000	615,535
Total			1,116,525
Higher Education 11.5%
Albany Capital Resource Corp. Refunding Revenue Bonds Albany College of Pharmacy & Health Services Series 2014 12/01/33	5.000%	125,000	140,134
Build NYC Resource Corp. Refunding Revenue Bonds City University of New York-Queens Series 2014A 06/01/43	5.000%	1,000,000	1,126,410
Dutchess County Local Development Corp. Refunding Revenue Bonds Marist College Project Series 2012A 07/01/21	5.000%	675,000	795,960
Geneva Development Corp. Refunding Revenue Bonds Hobart & William Smith College Series 2012 09/01/25	5.000%	295,000	344,115

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Nassau County Industrial Development Agency Refunding Revenue Bonds New York Institute of Technology Project Series 2000A 03/01/26	4.750%	1,210,000	1,278,643
New York State Dormitory Authority Revenue Bonds Consolidated City University System 5th General Resolution Series 2008B 07/01/27	5.000%	1,000,000	1,124,930
Cornell University Series 2006A 07/01/31	5.000%	1,000,000	1,066,110
Manhattan Marymount College Series 2009 07/01/29	5.250%	1,500,000	1,582,935
Mount Sinai School of Medicine Series 2009 07/01/39	5.125%	1,000,000	1,111,610
Pratt Institute Series 2009C (AGM) 07/01/39	5.125%	1,000,000	1,074,260
St. John's University Series 2007A (NPFGC) 07/01/32	5.250%	1,000,000	1,054,580
Series 2007C (NPFGC) 07/01/26	5.250%	1,205,000	1,473,534
Series 2012A 07/01/27	5.000%	240,000	274,949
State University Dormitory Facilities Series 2011A 07/01/31	5.000%	1,000,000	1,152,480
Teacher's College Series 2009 03/01/39	5.500%	500,000	559,340
The New School Series 2010 07/01/40	5.500%	1,500,000	1,691,520
Niagara Area Development Corp. Revenue Bonds Niagara University Project Series 2012A 05/01/35	5.000%	500,000	536,475
Seneca County Industrial Development Agency Revenue Bonds New York Chiropractic College Series 2007 10/01/27	5.000%	750,000	785,160
St. Lawrence County Industrial Development Agency Revenue Bonds Clarkson University Project Series 2007 07/01/31	5.000%	1,000,000	1,044,050

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
9

Columbia New York Tax-Exempt Fund

Portfolio of Investments (continued)

October 31, 2014

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Town of Hempstead Local Development Corp. Revenue Bonds Molloy College Project Series 2009 07/01/39	5.750%	1,000,000	1,086,620
Yonkers Industrial Development Agency Revenue Bonds Sarah Lawrence College Project Series 2001A 06/01/29	6.000%	1,000,000	1,118,000
Total			20,421,815
Hospital 18.0%
Albany Industrial Development Agency Revenue Bonds St. Peters Hospital Project Series 2008A 11/15/27	5.250%	2,000,000	2,201,280
Build NYC Resource Corp. Refunding Revenue Bonds New York Methodist Hospital Project Series 2014 07/01/29	5.000%	225,000	256,028
07/01/30	5.000%	180,000	204,026
Dutchess County Local Development Corp. Revenue Bonds Series 2014A 07/01/44	5.000%	1,000,000	1,091,200
Monroe County Industrial Development Corp. Refunding Revenue Bonds Rochester General Hospital Series 2013A 12/01/32	5.000%	1,350,000	1,494,463
Revenue Bonds Unity Hospital-Rochester Project Series 2010 (FHA) 08/15/35	5.750%	2,000,000	2,401,780
Nassau County Local Economic Assistance Corp. Revenue Bonds Catholic Health Services-Long Island Series 2014 07/01/32	5.000%	750,000	846,150
New York State Dormitory Authority Revenue Bonds Kaleida Health Series 2006 (FHA) 02/15/35	4.700%	1,000,000	1,018,880
Mount Sinai Hospital Series 2010A 07/01/26	5.000%	2,275,000	2,606,035
Series 2011A 07/01/41	5.000%	2,000,000	2,184,380
New York Hospital Medical Center Queens Series 2007 (FHA) 02/15/37	4.750%	975,000	1,003,490

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
New York University Hospital Center Series 2007B 07/01/24	5.250%	640,000	685,024
07/01/37	5.625%	1,000,000	1,093,100
Series 2011A 07/01/31	5.750%	800,000	922,152
North Shore-Long Island Jewish Obligation Group Series 2007A 05/01/32	5.000%	1,000,000	1,052,270
Series 2009A 05/01/37	5.500%	2,000,000	2,223,260
Orange Regional Medical Center Series 2008 12/01/29	6.125%	900,000	964,701
University of Rochester Series 2007B 07/01/27	5.000%	1,000,000	1,079,670
Series 2009A 07/01/39	5.125%	1,000,000	1,130,930
Onondaga Civic Development Corp. Revenue Bonds St. Joseph's Hospital Health Center Project Series 2014 07/01/31	5.125%	1,000,000	1,054,370
Saratoga County Industrial Development Agency Revenue Bonds Saratoga Hospital Project Series 2007B 12/01/32	5.250%	500,000	526,245
Suffolk County Economic Development Corp. Revenue Bonds Catholic Health Services Series 2011 07/01/28	5.000%	3,500,000	3,857,700
Westchester County Healthcare Corp. Revenue Bonds Senior Lien Series 2010C-2 11/01/37	6.125%	1,850,000	2,137,823
Total			32,034,957
Human Service Provider 0.6%
Dutchess County Local Development Corp. Revenue Bonds Anderson Center Services, Inc. Project Series 2010 10/01/30	6.000%	1,000,000	1,048,020
Independent Power 0.5%
Suffolk County Industrial Development Agency Revenue Bonds Nissequogue Cogen Partners Facility Series 1998 AMT(a) 01/01/23	5.500%	930,000	930,019

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
10

Columbia New York Tax-Exempt Fund

Portfolio of Investments (continued)

October 31, 2014

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Investor Owned 2.0%
New York State Energy Research & Development Authority Revenue Bonds Brooklyn Union Gas Co. Project Series 1996 (NPFGC) 01/01/21	5.500%	2,000,000	2,008,520
New York State Energy Research & Development Authority(b) Revenue Bonds Series 1993 04/01/20	12.302%	1,500,000	1,504,020
Total			3,512,540
Local Appropriation 1.3%
New York State Dormitory Authority Revenue Bonds Capital Appreciation-Court Facilities-Westchester Series 1998(c) 08/01/19	0.000%	1,200,000	1,125,960
Suffolk County Judicial Facilities Agency Revenue Bonds H. Lee Dennison Building Series 2013 11/01/25	5.000%	1,000,000	1,129,910
Total			2,255,870
Local General Obligation 5.8%
City of New York Unlimited General Obligation Bonds Series 2013J 08/01/24	5.000%	1,000,000	1,208,230
Subordinated Series 2009I-1 04/01/27	5.125%	1,500,000	1,717,470
Unlimited General Obligation Refunding Bonds Fiscal 2015 Series 2014A 08/01/31	5.000%	500,000	588,135
08/01/32	5.000%	500,000	586,280
City of Syracuse Unlimited General Obligation Bonds Airport Terminal Security Access Improvement Series 2011 AMT(a) 11/01/36	5.000%	1,750,000	1,884,698
County of Monroe Unlimited General Obligation Refunding & Public Improvement Bonds Series 1996 (NPFGC) 03/01/15	6.000%	1,250,000	1,271,775
Mount Sinai Union Free School District Unlimited General Obligation Refunding Bonds Series 1992 (AMBAC) 02/15/19	6.200%	1,005,000	1,210,110

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
New York State Dormitory Authority Revenue Bonds School Districts Bond Financing Series 2013F 10/01/21	5.000%	1,000,000	1,202,530
Sullivan West Central School District Unlimited General Obligation Refunding Bonds Series 2012 04/15/24	5.000%	500,000	609,505
Total			10,278,733
Multi-Family 2.3%
Housing Development Corp. Revenue Bonds Gateway Apartments Series 2009A 09/15/25	4.500%	165,000	175,986
Series 2009C-1 11/01/34	5.500%	500,000	538,285
Series 2009M 11/01/45	5.150%	1,250,000	1,319,725
Onondaga Civic Development Corp. Revenue Bonds Upstate Properties Development, Inc. Series 2011 12/01/41	5.250%	1,945,000	2,122,423
Total			4,156,419
Municipal Power 2.4%
Long Island Power Authority Revenue Bonds Series 2008A 05/01/33	6.000%	1,000,000	1,173,060
Series 2009A 04/01/23	5.000%	750,000	833,798
Series 2012A 09/01/37	5.000%	2,000,000	2,201,020
Total			4,207,878
Nursing Home 0.4%
Amherst Industrial Development Agency Revenue Bonds Beechwood Health Care Center, Inc. Series 2007 01/01/40	5.200%	690,000	695,341
Other Bond Issue 0.3%
Westchester County Industrial Development Agency Revenue Bonds Guiding Eyes for the Blind Series 2004 08/01/24	5.375%	485,000	495,588

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
11

Columbia New York Tax-Exempt Fund

Portfolio of Investments (continued)

October 31, 2014

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Other Industrial Development Bond 2.8%
New York Liberty Development Corp. Revenue Bonds Goldman Sachs Headquarters Series 2007 10/01/37	5.500%	2,000,000	2,433,680
Onondaga County Industrial Development Agency Revenue Bonds Bristol-Meyers Squibb Co. Project Series 1994 AMT(a) 03/01/24	5.750%	2,000,000	2,524,420
Total			4,958,100
Pool/Bond Bank 2.6%
New York State Dormitory Authority Revenue Bonds School Districts Financing Program Series 2009C (AGM) 10/01/36	5.125%	1,000,000	1,131,840
New York State Environmental Facilities Corp. Revenue Bonds Revolving Funds-Pooled Financing Series 2005B 04/15/35	5.500%	1,000,000	1,318,260
Series 2009A 06/15/34	5.000%	2,000,000	2,259,320
Total			4,709,420
Ports 4.4%
Port Authority of New York & New Jersey Revenue Bonds Consolidated 85th Series 1993 03/01/28	5.375%	2,000,000	2,484,600
Consolidated 93rd Series 1994 06/01/94	6.125%	2,250,000	2,666,812
Port Authority of New York & New Jersey(a) Refunding Revenue Bonds Consolidated 186th Series 2014 AMT 10/15/44	5.000%	1,000,000	1,113,590
Revenue Bonds Consolidated 143rd Series 2006 (AGM) AMT 10/01/21	5.000%	1,000,000	1,059,720
Consolidated 147th Series 2007 (NPFGC) AMT 10/15/26	5.000%	500,000	541,205
Total			7,865,927

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Prep School 1.9%
Build NYC Resource Corp. Revenue Bonds Bronx Charter School for Excellence Series 2013 04/01/33	5.000%	1,000,000	1,050,400
International Leadership Charter School Series 2013 07/01/33	5.750%	1,500,000	1,529,595
New York State Dormitory Authority Revenue Bonds Convent-Sacred Heart Series 2011 (AGM) 11/01/35	5.625%	750,000	872,828
Total			3,452,823
Recreation 3.0%
Build NYC Resource Corp. Revenue Bonds YMCA of Greater NY Project Series 2012 08/01/32	5.000%	500,000	548,365
New York City Industrial Development Agency Revenue Bonds Pilot-Queens Baseball Stadium Series 2006 (AMBAC) 01/01/24	5.000%	500,000	516,340
Pilot-Yankee Stadium Series 2009 (AGM) 03/01/49	7.000%	250,000	304,345
New York City Trust for Cultural Resources Refunding Revenue Bonds American Museum of Natural History Series 2014S 07/01/41	5.000%	2,000,000	2,284,700
Museum of Modern Art Series 2008-1A 04/01/31	5.000%	750,000	840,060
Revenue Bonds Lincoln Center Series 2008C 12/01/18	5.250%	750,000	859,635
Total			5,353,445
Refunded/Escrowed 1.9%
New York State Dormitory Authority Prerefunded 07/01/18 Revenue Bonds Rochester Institute of Technology Series 2008A 07/01/33	6.000%	1,000,000	1,187,910

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
12

Columbia New York Tax-Exempt Fund

Portfolio of Investments (continued)

October 31, 2014

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Triborough Bridge & Tunnel Authority Prerefunded 01/01/22 Revenue Bonds General Purpose Series 1999B 01/01/30	5.500%	1,800,000	2,258,262
Total			3,446,172
Retirement Communities 3.1%
New York State Dormitory Authority Revenue Bonds Miriam Osborn Memorial Home Association Series 2012 07/01/29	5.000%	1,000,000	1,076,060
Suffolk County Economic Development Corp. Refunding Revenue Bonds Peconic Landing Southold Series 2010 12/01/40	6.000%	1,225,000	1,354,691
Suffolk County Industrial Development Agency Refunding Revenue Bonds Jeffersons Ferry Project Series 2006 11/01/28	5.000%	1,335,000	1,383,300
Ulster County Capital Resource Corp. Refunding Revenue Bonds Alliance Senior Living Co. Series 2014A(b)(d) 09/15/44	0.000%	1,100,000	760,705
Ulster County Industrial Development Agency Revenue Bonds Series 2007A 09/15/42	6.000%	1,000,000	883,570
Total			5,458,326
Single Family 0.1%
New York Mortgage Agency Revenue Bonds Series 2007-140 AMT(a) 10/01/21	4.600%	200,000	204,912
Special Non Property Tax 6.2%
Metropolitan Transportation Authority Revenue Bonds Series 2009A 11/15/26	5.300%	700,000	800,513
Series 2009B 11/15/34	5.000%	1,000,000	1,130,440
Metropolitan Transportation Authority(c) Refunding Revenue Bonds Series 2012A 11/15/32	0.000%	2,500,000	1,325,625

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Nassau County Interim Finance Authority Revenue Bonds Sales Tax Secured Series 2009A 11/15/24	5.000%	250,000	287,730
New York City Transitional Finance Authority Building Aid Revenue Bonds Fiscal 2009 Series 2009S-3 01/15/22	5.000%	1,000,000	1,139,180
Series 2009S-5 01/15/32	5.000%	1,000,000	1,117,240
New York City Transitional Finance Authority Refunded Revenue Bonds Future Tax Secured Subordinated Series 2012B 11/01/30	5.000%	500,000	590,525
Subordinated Revenue Bonds Future Tax Secured Subordinated Series 2007B 11/01/26	5.000%	1,035,000	1,133,045
New York State Dormitory Authority Revenue Bonds Education Series 2008B 03/15/36	5.750%	500,000	582,670
Series 2009A 03/15/28	5.000%	1,545,000	1,761,161
New York State Thruway Authority Highway & Bridge Trust Fund Revenue Bonds Series 2009A-1 04/01/29	5.000%	1,000,000	1,126,440
Total			10,994,569
State Appropriated 4.5%
Erie County Industrial Development Agency (The) Revenue Bonds School District of Buffalo Project Series 2011A 05/01/32	5.250%	1,000,000	1,164,510
Series 2013A 05/01/26	5.000%	1,000,000	1,183,670
New York Local Government Assistance Corp. Refunding Revenue Bonds Senior Lien Series 2007A 04/01/19	5.000%	1,000,000	1,106,740
New York State Dormitory Authority Revenue Bonds Consolidated City University System 2nd Generation Series 1993A 07/01/20	6.000%	2,000,000	2,381,700

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
13

Columbia New York Tax-Exempt Fund

Portfolio of Investments (continued)

October 31, 2014

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
NYSARC, Inc. Series 2012A 07/01/22	5.000%	890,000	1,039,965
State University Educational Facilities Series 2000C (AGM) 05/15/17	5.750%	1,000,000	1,128,640
Total			8,005,225
Student Loan —%
New York Mortgage Agency Revenue Bonds New York State Higher Education Finance Series 2009 11/01/26	4.750%	75,000	79,554
Tobacco 0.6%
Chautauqua Tobacco Asset Securitization Corp. Refunding Revenue Bonds Series 2014(e) 06/01/34	5.000%	1,000,000	1,057,690
Transportation 5.6%
Metropolitan Transportation Authority Revenue Bonds Series 2005B (AMBAC) 11/15/23	5.250%	1,250,000	1,532,375
Series 2011D 11/15/36	5.000%	1,000,000	1,119,310
Series 2012E 11/15/31	5.000%	2,000,000	2,294,580
Transportation Series 2005F 11/15/35	5.000%	500,000	516,210
Series 2006A 11/15/22	5.000%	750,000	817,822
Series 2010D 11/15/34	5.000%	1,350,000	1,497,312
Series 2014B 11/15/44	5.000%	2,000,000	2,210,720
Total			9,988,329
Turnpike/Bridge/Toll Road 5.2%
New York State Thruway Authority Revenue Bonds General Series 2012I 01/01/32	5.000%	2,000,000	2,257,520
Series 2014J 01/01/41	5.000%	3,000,000	3,357,630
Unrefunded Revenue Bonds Series 2005F (AMBAC) 01/01/25	5.000%	1,335,000	1,345,306
Triborough Bridge & Tunnel Authority Refunding Revenue Bonds Subordinated Series 2013A 11/15/27	5.000%	2,000,000	2,370,060
Total			9,330,516

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Water & Sewer 5.4%
Great Neck North Water Authority Revenue Bonds Series 2008 01/01/33	5.000%	690,000	755,867
New York City Water & Sewer System Refunding Revenue Bonds Series 2011AA 06/15/44	5.000%	1,000,000	1,098,480
Revenue Bonds Fiscal 2009 Series 2008A 06/15/40	5.750%	1,000,000	1,151,470
Series 2008CC 06/15/34	5.000%	3,500,000	3,893,260
Series 2009EE 06/15/40	5.250%	500,000	566,065
Niagara Falls Public Water Authority Revenue Bonds Series 2013A 07/15/29	5.000%	1,000,000	1,122,050
Rensselaer County Water Service & Sewer Authority Revenue Bonds Water Service Series 2008 09/01/38	5.250%	1,000,000	1,051,580
Total			9,638,772
Total Municipal Bonds (Cost: $158,718,689)			173,819,845

Money Market Funds 0.5%

	Shares	Value ($)
Dreyfus New York AMT-Free Municipal Money Market Fund, 0.000%(f)	804,868	804,868
JPMorgan Tax-Free Money Market Fund, 0.010%(f)	167,457	167,457
Total Money Market Funds (Cost: $972,325)		972,325
Total Investments (Cost: $159,691,014)		174,792,170
Other Assets & Liabilities, Net		3,445,599
Net Assets		178,237,769

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
14

Columbia New York Tax-Exempt Fund

Portfolio of Investments (continued)

October 31, 2014

Notes to Portfolio of Investments

(a)  Income from this security may be subject to alternative minimum tax.

(b)  Variable rate security.

(c)  Zero coupon bond.

(d)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2014, the value of these securities amounted to $760,705 or 0.43% of net assets.

(e)  Represents a security purchased on a when-issued or delayed delivery basis.

(f)  The rate shown is the seven-day current annualized yield at October 31, 2014.

Abbreviation Legend

AGM  Assured Guaranty Municipal Corporation

AMBAC  Ambac Assurance Corporation

AMT  Alternative Minimum Tax

FHA  Federal Housing Authority

NPFGC  National Public Finance Guarantee Corporation

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
15

Columbia New York Tax-Exempt Fund

Portfolio of Investments (continued)

October 31, 2014

Fair Value Measurements (continued)

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at October 31, 2014:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Bonds
Municipal Bonds	—	173,819,845	—	173,819,845
Total Bonds	—	173,819,845	—	173,819,845
Mutual Funds
Money Market Funds	972,325	—	—	972,325
Total Mutual Funds	972,325	—	—	972,325
Total	972,325	173,819,845	—	174,792,170

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
16

Columbia New York Tax-Exempt Fund

Statement of Assets and Liabilities

October 31, 2014

Assets
Investments, at value
(identified cost $159,691,014)	$174,792,170
Receivable for:
Investments sold	2,321,607
Capital shares sold	436,278
Interest	2,574,187
Expense reimbursement due from Investment Manager	596
Prepaid expenses	1,418
Trustees' deferred compensation plan	33,768
Total assets	180,160,024
Liabilities
Payable for:
Investments purchased on a delayed delivery basis	1,058,430
Capital shares purchased	203,149
Dividend distributions to shareholders	529,721
Investment management fees	1,953
Distribution and/or service fees	1,342
Transfer agent fees	29,562
Administration fees	342
Compensation of board members	449
Chief compliance officer expenses	8
Other expenses	63,531
Trustees' deferred compensation plan	33,768
Total liabilities	1,922,255
Net assets applicable to outstanding capital stock	$178,237,769
Represented by
Paid-in capital	$163,431,571
Undistributed net investment income	341,120
Accumulated net realized loss	(636,078)
Unrealized appreciation (depreciation) on:
Investments	15,101,156
Total — representing net assets applicable to outstanding capital stock	$178,237,769

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
17

Columbia New York Tax-Exempt Fund

Statement of Assets and Liabilities (continued)

October 31, 2014

Class A
Net assets	$147,023,553
Shares outstanding	19,565,387
Net asset value per share	$7.51
Maximum offering price per share(a)	$7.88
Class B
Net assets	$654,273
Shares outstanding	87,101
Net asset value per share	$7.51
Class C
Net assets	$16,578,317
Shares outstanding	2,206,924
Net asset value per share	$7.51
Class R4
Net assets	$10,425
Shares outstanding	1,390
Net asset value per share	$7.50
Class R5
Net assets	$10,373
Shares outstanding	1,384
Net asset value per share	$7.49
Class Z
Net assets	$13,960,828
Shares outstanding	1,859,334
Net asset value per share	$7.51

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 4.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
18

Columbia New York Tax-Exempt Fund

Statement of Operations

Year Ended October 31, 2014

Net investment income
Income:
Dividends	$131
Interest	7,695,989
Total income	7,696,120
Expenses:
Investment management fees	682,302
Distribution and/or service fees
Class A	363,583
Class B	6,908
Class C	159,642
Transfer agent fees
Class A	157,126
Class B	745
Class C	17,260
Class R4	7
Class R5	7
Class Z	9,341
Administration fees	119,403
Compensation of board members	25,024
Custodian fees	2,220
Printing and postage fees	30,864
Registration fees	40,191
Professional fees	29,258
Chief compliance officer expenses	85
Other	20,866
Total expenses	1,664,832
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(230,452)
Fees waived by Distributor — Class C	(47,893)
Expense reductions	(200)
Total net expenses	1,386,287
Net investment income	6,309,833
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	(344,736)
Net realized loss	(344,736)
Net change in unrealized appreciation (depreciation) on:
Investments	8,391,798
Net change in unrealized appreciation	8,391,798
Net realized and unrealized gain	8,047,062
Net increase in net assets resulting from operations	$14,356,895

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
19

Columbia New York Tax-Exempt Fund

Statement of Changes in Net Assets

	Year Ended October 31, 2014	Year Ended October 31, 2013(a)(b)
Operations
Net investment income	$6,309,833	$6,718,043
Net realized gain (loss)	(344,736)	1,216,313
Net change in unrealized appreciation (depreciation)	8,391,798	(14,263,344)
Net increase (decrease) in net assets resulting from operations	14,356,895	(6,328,988)
Distributions to shareholders
Net investment income
Class A	(5,385,619)	(5,865,166)
Class B	(20,441)	(29,594)
Class C	(519,223)	(596,393)
Class R4	(271)	(57)
Class R5	(557)	(90)
Class Z	(334,589)	(188,432)
Net realized gains
Class A	(961,038)	(964,902)
Class B	(5,041)	(7,428)
Class C	(107,407)	(110,755)
Class R4	(16)	—
Class R5	(15)	(13)
Class Z	(48,653)	(5,533)
Total distributions to shareholders	(7,382,870)	(7,768,363)
Increase (decrease) in net assets from capital stock activity	1,052,198	(16,261,740)
Total increase (decrease) in net assets	8,026,223	(30,359,091)
Net assets at beginning of year	170,211,546	200,570,637
Net assets at end of year	$178,237,769	$170,211,546
Undistributed net investment income	$341,120	$353,652

(a) Class R4 shares are based on operations from March 19, 2013 (commencement of operations) through the stated period end.

(b) Class R5 shares are based on operations from November 8, 2012 (commencement of operations) through the stated period end.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
20

Columbia New York Tax-Exempt Fund

Statement of Changes in Net Assets (continued)

	Year Ended October 31, 2014		Year Ended October 31, 2013(a)(b)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(c)	1,973,518	14,381,177	1,676,945	12,757,758
Distributions reinvested	705,111	5,149,430	720,949	5,430,735
Redemptions	(3,270,079)	(23,841,731)	(5,173,906)	(38,510,384)
Net decrease	(591,450)	(4,311,124)	(2,776,012)	(20,321,891)
Class B shares
Subscriptions	881	6,418	1,016	7,677
Distributions reinvested	1,735	12,641	2,861	21,689
Redemptions(c)	(23,362)	(169,485)	(75,268)	(569,116)
Net decrease	(20,746)	(150,426)	(71,391)	(539,750)
Class C shares
Subscriptions	308,797	2,262,846	345,250	2,621,770
Distributions reinvested	55,968	408,608	63,230	476,946
Redemptions	(412,179)	(2,986,008)	(763,342)	(5,661,238)
Net decrease	(47,414)	(314,554)	(354,862)	(2,562,522)
Class R4 shares
Subscriptions	1,061	7,696	328	2,500
Distributions reinvested	—	—	1	8
Net increase	1,061	7,696	329	2,508
Class R5 shares
Subscriptions	12,785	90,667	321	2,500
Distributions reinvested	—	—	1	8
Redemptions	(11,723)	(84,407)	—	—
Net increase	1,062	6,260	322	2,508
Class Z shares
Subscriptions	1,006,539	7,455,686	1,140,510	8,538,104
Distributions reinvested	7,946	58,506	6,288	47,273
Redemptions	(236,220)	(1,699,846)	(193,980)	(1,427,970)
Net increase	778,265	5,814,346	952,818	7,157,407
Total net increase (decrease)	120,778	1,052,198	(2,248,796)	(16,261,740)

(a) Class R4 shares are based on operations from March 19, 2013 (commencement of operations) through the stated period end.

(b) Class R5 shares are based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(c) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
21

Columbia New York Tax-Exempt Fund

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended October 31,
Class A	2014		2013		2012		2011		2010
Per share data
Net asset value, beginning of period	$7.21		$7.76		$7.27		$7.34		$7.25
Income from investment operations:
Net investment income	0.27		0.27		0.28		0.29		0.30
Net realized and unrealized gain (loss)	0.35		(0.51)		0.50		(0.06	)(a)	0.31
Total from investment operations	0.62		(0.24)		0.78		0.23		0.61
Less distributions to shareholders:
Net investment income	(0.27)		(0.27)		(0.28)		(0.29)		(0.34)
Net realized gains	(0.05)		(0.04)		(0.01)		(0.01)		(0.18)
Total distributions to shareholders	(0.32)		(0.31)		(0.29)		(0.30)		(0.52)
Net asset value, end of period	$7.51		$7.21		$7.76		$7.27		$7.34
Total return	8.80%		(3.20%)		10.90%		3.40%		8.86%
Ratios to average net assets(b)
Total gross expenses	0.92%		0.91%		0.93%		1.02%		1.12%
Total net expenses(c)	0.78	%(d)	0.78	%(d)	0.79	%(d)	0.82	%(d)	0.84	%(d)
Net investment income	3.73%		3.57%		3.70%		4.04%		4.11%
Supplemental data
Net assets, end of period (in thousands)	$147,024		$145,384		$177,945		$163,405		$54,888
Portfolio turnover	11%		15%		24%		22%		9%

Notes to Financial Highlights

(a)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
22

Columbia New York Tax-Exempt Fund

Financial Highlights (continued)

	Year Ended October 31,
Class B	2014		2013		2012		2011		2010
Per share data
Net asset value, beginning of period	$7.21		$7.76		$7.27		$7.34		$7.25
Income from investment operations:
Net investment income	0.22		0.21		0.22		0.24		0.24
Net realized and unrealized gain (loss)	0.34		(0.51)		0.50		(0.06	)(a)	0.32
Total from investment operations	0.56		(0.30)		0.72		0.18		0.56
Less distributions to shareholders:
Net investment income	(0.21)		(0.21)		(0.22)		(0.24)		(0.29)
Net realized gains	(0.05)		(0.04)		(0.01)		(0.01)		(0.18)
Total distributions to shareholders	(0.26)		(0.25)		(0.23)		(0.25)		(0.47)
Net asset value, end of period	$7.51		$7.21		$7.76		$7.27		$7.34
Total return	7.99%		(3.93%)		10.08%		2.62%		8.05%
Ratios to average net assets(b)
Total gross expenses	1.67%		1.66%		1.70%		1.87%		1.87%
Total net expenses(c)	1.53	%(d)	1.53	%(d)	1.54	%(d)	1.60	%(d)	1.59	%(d)
Net investment income	2.99%		2.80%		2.95%		3.38%		3.38%
Supplemental data
Net assets, end of period (in thousands)	$654		$778		$1,390		$2,202		$4,540
Portfolio turnover	11%		15%		24%		22%		9%

Notes to Financial Highlights

(a)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
23

Columbia New York Tax-Exempt Fund

Financial Highlights (continued)

	Year Ended October 31,
Class C	2014		2013		2012		2011		2010
Per share data
Net asset value, beginning of period	$7.21		$7.76		$7.27		$7.34		$7.25
Income from investment operations:
Net investment income	0.24		0.23		0.25		0.26		0.26
Net realized and unrealized gain (loss)	0.35		(0.51)		0.50		(0.06	)(a)	0.32
Total from investment operations	0.59		(0.28)		0.75		0.20		0.58
Less distributions to shareholders:
Net investment income	(0.24)		(0.23)		(0.25)		(0.26)		(0.31)
Net realized gains	(0.05)		(0.04)		(0.01)		(0.01)		(0.18)
Total distributions to shareholders	(0.29)		(0.27)		(0.26)		(0.27)		(0.49)
Net asset value, end of period	$7.51		$7.21		$7.76		$7.27		$7.34
Total return	8.32%		(3.64%)		10.41%		2.95%		8.37%
Ratios to average net assets(b)
Total gross expenses	1.66%		1.66%		1.68%		1.82%		1.87%
Total net expenses(c)	1.23	%(d)	1.23	%(d)	1.24	%(d)	1.28	%(d)	1.29	%(d)
Net investment income	3.28%		3.12%		3.24%		3.64%		3.66%
Supplemental data
Net assets, end of period (in thousands)	$16,578		$16,254		$20,240		$16,164		$9,401
Portfolio turnover	11%		15%		24%		22%		9%

Notes to Financial Highlights

(a)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
24

Columbia New York Tax-Exempt Fund

Financial Highlights (continued)

	Year Ended October 31,
Class R4	2014		2013(a)
Per share data
Net asset value, beginning of period	$7.20		$7.63
Income from investment operations:
Net investment income	0.29		0.18
Net realized and unrealized gain (loss)	0.35		(0.43)
Total from investment operations	0.64		(0.25)
Less distributions to shareholders:
Net investment income	(0.29)		(0.18)
Net realized gains	(0.05)		—
Total distributions to shareholders	(0.34)		(0.18)
Net asset value, end of period	$7.50		$7.20
Total return	9.09%		(3.35%)
Ratios to average net assets(b)
Total gross expenses	0.65%		0.69	%(c)
Total net expenses(d)	0.53	%(e)	0.53	%(c)(e)
Net investment income	3.95%		3.88	%(c)
Supplemental data
Net assets, end of period (in thousands)	$10		$2
Portfolio turnover	11%		15%

Notes to Financial Highlights

(a)  Based on operations from March 19, 2013 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
25

Columbia New York Tax-Exempt Fund

Financial Highlights (continued)

	Year Ended October 31,
Class R5	2014	2013(a)
Per share data
Net asset value, beginning of period	$7.20	$7.79
Income from investment operations:
Net investment income	0.29	0.28
Net realized and unrealized gain (loss)	0.34	(0.55)
Total from investment operations	0.63	(0.27)
Less distributions to shareholders:
Net investment income	(0.29)	(0.28)
Net realized gains	(0.05)	(0.04)
Total distributions to shareholders	(0.34)	(0.32)
Net asset value, end of period	$7.49	$7.20
Total return	8.98%	(3.52%)
Ratios to average net assets(b)
Total gross expenses	0.62%	0.62	%(c)
Total net expenses(d)	0.49%	0.50	%(c)
Net investment income	4.13%	3.85	%(c)
Supplemental data
Net assets, end of period (in thousands)	$10	$2
Portfolio turnover	11%	15%

Notes to Financial Highlights

(a)  Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
26

Columbia New York Tax-Exempt Fund

Financial Highlights (continued)

	Year Ended October 31,
Class Z	2014		2013		2012		2011(a)
Per share data
Net asset value, beginning of period	$7.21		$7.76		$7.27		$7.25
Income from investment operations:
Net investment income	0.29		0.29		0.30		0.05
Net realized and unrealized gain (loss)	0.35		(0.51)		0.50		0.02
Total from investment operations	0.64		(0.22)		0.80		0.07
Less distributions to shareholders:
Net investment income	(0.29)		(0.29)		(0.30)		(0.05)
Net realized gains	(0.05)		(0.04)		(0.01)		—
Total distributions to shareholders	(0.34)		(0.33)		(0.31)		(0.05)
Net asset value, end of period	$7.51		$7.21		$7.76		$7.27
Total return	9.07%		(2.96%)		11.19%		0.96%
Ratios to average net assets(b)
Total gross expenses	0.67%		0.65%		0.66%		0.61	%(c)
Total net expenses(d)	0.53	%(e)	0.53	%(e)	0.54	%(e)	0.52	%(c)
Net investment income	3.98%		3.86%		3.90%		4.19	%(c)
Supplemental data
Net assets, end of period (in thousands)	$13,961		$7,791		$995		$5
Portfolio turnover	11%		15%		24%		22%

Notes to Financial Highlights

(a)  Based on operations from September 1, 2011 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
27

Columbia New York Tax-Exempt Fund

Notes to Financial Statements

October 31, 2014

Note 1. Organization

Columbia New York Tax-Exempt Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class R4, Class R5 and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund's prospectus.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class Z shares are not subject to sales charges and are available only to eligible investors, which are subject to different investment minimums as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP) which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Investments in open-end investment companies, including money market funds, are valued at their net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Annual Report 2014
28

Columbia New York Tax-Exempt Fund

Notes to Financial Statements (continued)

October 31, 2014

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Dividend income is recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt and taxable income (including net short-

term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.40% to 0.27% as the Fund's net assets increase. The effective investment management fee rate for the year ended October 31, 2014 was 0.40% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.07% to 0.04% as the Fund's net assets increase. The effective administration fee rate for the year ended October 31, 2014 was 0.07% of the Fund's average daily net assets.

Annual Report 2014
29

Columbia New York Tax-Exempt Fund

Notes to Financial Statements (continued)

October 31, 2014

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. The Trust's eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

Effective November 1, 2014, the Transfer Agent receives a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. Prior to November 1, 2014, the Transfer Agent received a monthly account-based service fee based on the number of open accounts. In addition, the Transfer Agent also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which receive a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agent fees for Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to Class R5 shares.

For the year ended October 31, 2014, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.11%
Class B	0.11
Class C	0.11%
Class R4	0.11
Class R5	0.05
Class Z	0.11

The Fund and certain other associated investment companies, have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty). SDC was the legacy Seligman funds' former transfer agent.

The lease and the Guaranty expire in January 2019. At October 31, 2014, the Fund's total potential future obligation over the life of the Guaranty is $57,475. The liability remaining at October 31, 2014 for non-recurring charges associated with the lease amounted to $31,561 and is recorded as a part of the payable for other expenses in the Statement of Assets and Liabilities.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended October 31, 2014, these minimum account balance fees reduced total expenses of the Fund by $200.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.75% of the average daily net assets attributable to Class B and Class C shares only.

The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares so that the distribution fee does not exceed 0.45% annually of the average daily net

Annual Report 2014
30

Columbia New York Tax-Exempt Fund

Notes to Financial Statements (continued)

October 31, 2014

assets attributable to Class C shares. This arrangement may be modified or terminated by the Distributor at any time.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $90,800 for Class A, $987 for Class B, and $732 for Class C shares for the year ended October 31, 2014.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

	March 1, 2014 through February 28, 2015	Prior to March 1, 2014
Class A	0.78%	0.78%
Class B	1.53	1.53
Class C	1.53	1.53
Class R4	0.53	0.53
Class R5	0.50	0.49
Class Z	0.53	0.53

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties. Class C distribution fees waived by the Distributor, as discussed above, are in addition to the waiver/reimbursement commitment under the agreement.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At October 31, 2014, these differences are primarily due to differing treatment for capital loss carryforwards, principal and/or interest from fixed income securities, Trustees' deferred compensation, distributions, distribution reclassifications and tax straddles. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$(61,665)
Accumulated net realized loss	61,667
Paid-in capital	(2)

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended October 31,	2014	2013
Ordinary income	$—	$356,857
Tax-exempt income	6,320,672	6,679,732
Long-term capital gains	1,062,198	731,774
Total	$7,382,870	$7,768,363

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At October 31, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	583,005
Capital loss carryforwards	(381,066)
Net unrealized appreciation	15,240,125

At October 31, 2014, the cost of investments for federal income tax purposes was $159,552,045 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$15,385,217
Unrealized depreciation	(145,092)
Net unrealized appreciation	$15,240,125

The following capital loss carryforwards, determined at October 31, 2014, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
No expiration — short-term	381,066

Annual Report 2014
31

Columbia New York Tax-Exempt Fund

Notes to Financial Statements (continued)

October 31, 2014

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations and certain derivatives, if any, aggregated to $20,608,098 and $18,991,191, respectively, for the year ended October 31, 2014. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Shareholder Concentration

At October 31, 2014, one unaffiliated shareholder of record owned 13.1% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 29.5% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 7. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. (JPMorgan) whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Effective December 10, 2013, the Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. Prior to December 10, 2013, the commitment fee was charged at the annual rate of 0.08% per annum. The commitment fee is included in other expenses in the Statement of Operations.

Effective December 9, 2014, the Fund extended its revolving credit facility with JPMorgan. The credit facility agreement, as amended, permits collective borrowings up to $550 million under the same terms and interest rates as described above.

The Fund had no borrowings during the year ended October 31, 2014.

Note 8. Significant Risks

Credit Risk

Credit risk is the risk that the value of debt securities in the Fund's portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.

Interest Rate Risk

Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund's performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.

Liquidity Risk

Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund's investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.

Geographic Concentration Risk

Because state-specific tax-exempt funds invest primarily in the municipal securities issued by the state and political sub-divisions of the state, the Fund will be particularly affected by political and economic conditions and developments in the state in which it invests. The Fund may, therefore, have a

Annual Report 2014
32

Columbia New York Tax-Exempt Fund

Notes to Financial Statements (continued)

October 31, 2014

greater risk than that of a municipal bond fund which is more geographically diversified. The value of the municipal securities owned by the Fund also may be adversely affected by future changes in federal or state income tax laws.

Non-Diversification Risk

A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted in Notes 3 and 7 above, there were no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2014
33

Columbia New York Tax-Exempt Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and the Shareholders of
Columbia New York Tax-Exempt Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia New York Tax-Exempt Fund (the "Fund", a series of Columbia Funds Series Trust I) at October 31, 2014, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
December 22, 2014

Annual Report 2014
34

Columbia New York Tax-Exempt Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended October 31, 2014. Shareholders will be notified in early 2015 of the amounts for use in preparing 2014 income tax returns.

Tax Designations:

Exempt-Interest Dividends	100.00%

Exempt-Interest Dividends. The percentage of net investment income distributed during the fiscal year that qualifies as exempt-interest dividends for federal income tax purposes. A portion of the income may be subject to federal alternative minimum tax.
Annual Report 2014
35

Columbia New York Tax-Exempt Fund

Trustees and Officers

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Series Trust I.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Douglas A. Hacker (Born 1955) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996) and Chairman of the Board (since 2014)

Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 56; Spartan Stores, Inc. (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013

Janet Langford Kelly (Born 1957) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004. Oversees 56; None

Nancy T. Lukitsh (Born 1956) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010. Oversees 56; None

William E. Mayer (Born 1940) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994)

Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 56; DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Kelso Capital Corporation (investment company); Premier, Inc. (healthcare)

David M. Moffett (Born 1952) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Retired. Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007. Oversees 56; CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); MBIA Inc. (financial service provider); E.W. Scripps Co. (print and television media), Building Materials Holding Corp. (building materials and construction services); Genworth Financial, Inc. (financial and insurance products and services); and University of Oklahoma Foundation

Charles R. Nelson (Born 1942) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1981)

Retired. Professor Emeritus, University of Washington, since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters. Oversees 56; None

John J. Neuhauser (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1984)

President, Saint Michael's College, since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007. Oversees 56; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)

Patrick J. Simpson (Born 1944) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 56; None

Annual Report 2014
36

Columbia New York Tax-Exempt Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Anne-Lee Verville (Born 1945) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1998)

Retired. General Manager — Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology). Oversees 56; Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
William F. Truscott (Born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474 Trustee (since 2012)

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer from 2001 to April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously, Chief Executive Officer, U.S. Asset Management & President, Annuities, from May 2010 to September 2012 and President — U.S. Asset Management and Chief Investment Officer from 2005 to April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer from 2006 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 to August 2012; Director, Threadneedle Asset Management Holdings, SARL since 2014. Oversees 188; Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Director, Ameriprise Certificate Company from 2006 to January 2013

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Born 1964	President and Principal Executive Officer (2009)

Managing Director and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC, since May 2010; and President, Columbia Funds since 2009; Managing Director, Columbia Management Advisors, LLC, from December 2004 to April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009; and senior officer of Columbia Funds and affiliated funds since 2003.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC from September 2004 to April 2010; and senior officer of Columbia Funds and affiliated funds since 2002.

Annual Report 2014
37

Columbia New York Tax-Exempt Fund

Trustees and Officers (continued)

Officers (continued)

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1959	Senior Vice President (2006), Chief Legal Officer (2006) and Assistant Secretary (2011)

Senior Vice President and Assistant General Counsel — Global Asset Management, Ameriprise Financial since February 2014 (previously, Senior Vice President and Lead Chief Counsel — Asset Management, 2012 – February 2014; Vice President and Lead Chief Counsel — Asset Management, 2010 – 2012; and Vice President and Chief Counsel — Asset Management, 2005 – 2010); Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; senior officer of Columbia Funds and affiliated funds since 2006.

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc. since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America from 2005 to April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc. since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC from 2007 to April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America from 2005 to April 2010.
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from 2006 to April 2010.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Vice President (2011) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously, Chief Counsel from January 2010 to January 2013, and Group Counsel from November 2008 to January 2010); Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated from July 2008 to November 2008.

Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN Born 1965	Vice President (2006)

Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010; previously, Chief Administrative Officer, from 2009 to April 2010, and Vice President — Asset Management and Trust Company Services from 2006 to 2009.

Paul D. Pearson 5228 Ameriprise Financial Center Minneapolis, MN Born 1956	Vice President (2011) and Assistant Treasurer (1999)

Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial, Inc. from 1998 to April 2010.

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	Vice President and Secretary (2010)

Vice President and Chief Counsel, Ameriprise Financial, Inc. since January 2010 (previously, Vice President and Group Counsel or Counsel from 2004 to January 2010); officer of Columbia Funds and affiliated funds since 2007.

Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Born 1957	Vice President (2006)

President and Director, Columbia Management Investment Services Corp. from May 2010 to October 2014; President and Director, Columbia Management Services, Inc. from 2004 to April 2010; and Managing Director, Columbia Management Distributors, Inc. from 2007 to April 2010.

Annual Report 2014
38

Columbia New York Tax-Exempt Fund

Board Consideration and Approval of Advisory Agreement

On June 11, 2014, the Board of Trustees (the "Board") and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) of the Trust (the "Independent Trustees") unanimously approved the continuation of the Investment Management Services Agreement (the "Advisory Agreement") with Columbia Management Investment Advisers, LLC (the "Investment Manager") with respect to Columbia New York Tax-Exempt Fund (the "Fund"), a series of the Trust. As detailed below, the Advisory Fees and Expenses Committee (the "Committee") and the Board met on multiple occasions to review and discuss, both among themselves and with the management team of the Investment Manager, materials provided by the Investment Manager before determining to approve the continuation of the Advisory Agreement.

In connection with their deliberations regarding the continuation of the Advisory Agreement, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Advisory Agreement, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 4, 2014, April 30, 2014 and June 10, 2014 and at Board meetings held on April 30, 2014 and June 11, 2014. In addition, the Board considers matters bearing on the Advisory Agreement at most of its other meetings throughout the year and meets regularly with senior management of the Funds and the Investment Manager. Through the Board's Investment Oversight Committees, Trustees also meet with selected Fund portfolio managers and other investment personnel at various times throughout the year. The Committee and the Board also consulted with its independent fee consultant, Fund counsel and with the Independent Trustees' independent legal counsel, who advised on various matters with respect to the Committee's and the Board's considerations and otherwise assisted the Committee and the Board in their deliberations. On June 10, 2014, the Committee recommended that the Board approve the continuation of the Advisory Agreement. On June 11, 2014, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Advisory Agreement for the Fund.

The Committee and the Board considered all information that they, their legal counsel, or the Investment Manager believed reasonably necessary to evaluate and to determine whether to approve the continuation of the Advisory Agreement. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Advisory Agreement for the Fund included the following:

•  Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;

•  Information on the Fund's advisory fees and total expenses, including information comparing the Fund's expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;

•  The Investment Manager's agreement to contractually limit or cap total operating expenses for the Fund through February 28, 2015 so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) would not exceed an annual rate of 0.78% for Class A, 1.53% for Class B, 1.53% for Class C, 0.53% for Class R4, 0.50% for Class R5 and 0.53% for Class Z;

•  The terms and conditions of the Advisory Agreement;

•  The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including the Administrative Services Agreement, the Distribution Agreement and the Transfer and Dividend Disbursing Agent Agreement;

•  Descriptions of various functions performed by the Investment Manager under the Advisory Agreement, including portfolio management and portfolio trading practices;

•  Information regarding the management fees and investment performance of similarly-managed portfolios of other clients of the Investment Manager, including institutional separate accounts;

•  Information regarding the reputation, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;

•  Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services, including an assessment of the Investment Manager's compliance system by the Fund's Chief Compliance Officer; and

•  The profitability to the Investment Manager and its affiliates from their relationships with the Fund.

Annual Report 2014
39

Columbia New York Tax-Exempt Fund

Board Consideration and Approval of Advisory Agreement (continued)

Nature, Extent and Quality of Services Provided under the Advisory Agreement

The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Advisory Agreement and under separate agreements for the provision of transfer agency and administrative services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board considered, among other things, the Investment Manager's ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager's investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.

The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager, which included consideration of the Investment Manager's experience with similarly-structured funds. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates, and considered the Investment Manager's ability to provide administrative services to the Fund pursuant to a separate Administrative Services Agreement, including the Investment Manager's ability to coordinate the activities of the Fund's other service providers. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Advisory Agreement supported the continuation of the Advisory Agreement.

Investment Performance

The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks and information based on reports of the independent third-party data provider that compared the performance of the Fund to the performance of a group of comparable mutual funds, and data provided by the independent fee consultant. The Committee and the Board also reviewed a description of the third party's methodology for identifying the Fund's peer groups for purposes of performance and expense comparisons.

The Committee and the Board noted that, through December 31, 2013, the Fund's performance was in the thirty-third, eighth and twenty-fourth percentile (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one-, three- and five- year periods, respectively.

The Committee and the Board also considered the Investment Manager's performance and reputation generally, the Investment Manager's historical responsiveness to Board concerns about performance, and the Investment Manager's willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund was sufficient, in light of other considerations, to warrant the continuation of the Advisory Agreement.

Investment Advisory Fee Rates and Other Expenses

The Committee and the Board considered the advisory fees charged to the Fund under the Advisory Agreement as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees under the Advisory Agreement, the Committee and the Board considered, among other information, the Fund's advisory fee and its total expense ratio as a percentage of average daily net assets. The Committee and the Board also considered data provided by the independent fee consultant. The Committee and the Board noted that the Fund's actual management fee and net expense ratio are ranked in the first and third quintiles, respectively, (where the lowest fees and expenses would be in the first quintile) against the Fund's expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.

The Committee and the Board also received and considered information about the advisory fees charged by the Investment Manager to institutional separate accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager's representations about the differences between managing

Annual Report 2014
40

Columbia New York Tax-Exempt Fund

Board Consideration and Approval of Advisory Agreement (continued)

mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. In evaluating the Fund's advisory fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the advisory fee rates and expenses of the Fund were sufficient, in light of other considerations, to warrant the continuation of the Advisory Agreement.

Costs of Services Provided and Profitability

The Committee and the Board also took note of the costs of the services provided (both on an absolute and relative basis) and the profitability to the Investment Manager and its affiliates in connection with their relationships with the Fund. In evaluating these considerations, the Committee and the Board took note of the advisory fees charged by the Investment Manager to other clients, including fees charged by the Investment Manager to institutional separate account clients with similar investment strategies to those of the Fund.

The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager's affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability of the Investment Manager and its affiliates of their relationships with the Fund, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2013 to profitability levels realized in 2012. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of similarly managed funds, the performance of the Fund, and the expense ratio of the Fund. The Committee and the Board also considered information provided by the Investment Manager regarding the Investment Manager's financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Advisory Agreement.

Economies of Scale

The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager's investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment advisory fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading and compliance resources. The Committee and the Board noted that the investment advisory fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.

In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as discussed above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the continuation of the Advisory Agreement.

Other Benefits to the Investment Manager

The Committee and the Board received and considered information regarding "fall-out" or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager to provide administrative services to the Fund and the engagement of the Investment Manager's affiliates to provide distribution and transfer agency services to the Fund. In this regard, among other matters, the Committee and the Board considered that the Fund's distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund's securities transactions, and reviewed information about the Investment Manager's practices with respect to allocating portfolio transactions for brokerage and research services. The Committee and the Board

Annual Report 2014
41

Columbia New York Tax-Exempt Fund

Board Consideration and Approval of Advisory Agreement (continued)

considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that are in place to address such possible conflicts of interest. The Committee and the Board recognized that the Investment Manager's profitability would be somewhat lower without these benefits.

Conclusion

The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Advisory Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Advisory Agreement.

Annual Report 2014
42

Columbia New York Tax-Exempt Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2014
43

Columbia New York Tax-Exempt Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and, if available, a summary prospectus, which contains this and other important information about the Fund, go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN205_10_D01_(12/14)

Annual Report

October 31, 2014

Columbia AMT-Free Intermediate Muni Bond Fund

Not FDIC insured • No bank guarantee • May lose value

President's Message

Dear Shareholders,

The U.S. Economy Gained Momentum

The U.S. economy picked up momentum throughout the third quarter of 2014 with improvements in every sector. Second-quarter gross domestic product growth was revised upward to 4.6%, with expectations that third-quarter growth would also be above trend. American companies added more than 200,000 new jobs monthly, driving unemployment below 6% for the first time since 2008. Consumer spending got a boost as both income and savings rose, and confidence hit a post-recession high. After a weak start to the year, corporate profits rebounded, indicating that business remains in good shape. Rising profits led to higher capital spending. The housing market recovery remained on track, as home sales and prices trended higher, and inventories declined. Manufacturing remained a lynchpin of the economy's expansion. Even so, performance fell short of expectations at the end of the period.

Despite Momentum, Markets Remained Stagnant

The financial markets produced lackluster results, despite good economic news and the Federal Reserve's reassurance that it intended to keep short-term interest rates low for another year. A surge in global tensions and concerns that equity valuations have risen sharply put a damper on investor enthusiasm. The S&P 500 Index inched ahead 1.13%, buoyed by its concentration in large-cap stocks with a defensive edge. Traditional fixed-income sectors, including U.S. Treasuries, mortgages and securitized bonds, eked out returns of less than 1% for the quarter. Investment-grade corporate bonds and high-yield bonds lost some ground, although fundamentals for both groups remained solid. Convertible securities and U.S. Treasury inflation-protected securities pulled up the rear.

Stay on Track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation's largest asset managers. At the heart of our success and, most importantly, that of our investors, are highly talented industry professionals, brought together by a unique way of working. At Columbia Management, reaching our performance goals matters, and how we reach them matters just as much.

Visit columbiamanagement.com for:

>  The Columbia Management Perspectives blog, offering insights on current market events and investment opportunities

>  Detailed up-to-date fund performance and portfolio information

>  Quarterly fund commentaries

>  Columbia Management investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

Investing involves risk including the risk of loss of principal.

The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and, if available, a summary prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2014

Columbia AMT-Free Intermediate Muni Bond Fund

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	26
Statement of Operations	28
Statement of Changes in Net Assets	29
Financial Highlights	31
Notes to Financial Statements	38
Report of Independent Registered Public Accounting Firm	44
Federal Income Tax Information	45
Trustees and Officers	46
Board Consideration and Approval of Advisory Agreement	49
Important Information About This Report	53

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2014

Columbia AMT-Free Intermediate Muni Bond Fund

Performance Overview

Performance Summary

>  Columbia AMT-Free Intermediate Muni Bond Fund (the Fund) Class A shares returned 6.03% excluding sales charges for the 12-month period that ended October 31, 2014. Class Z shares of the Fund returned 6.34%.

>  The Fund's benchmark, the Barclays 3-15 Year Blend Municipal Bond Index, returned 6.05% for the same time period.

>  A slight overweight in bonds in the 17- to 22-year range and an emphasis on issues rated A and BBB aided performance relative to the benchmark.

Average Annual Total Returns (%) (for period ended October 31, 2014)

	Inception	1 Year	5 Years	10 Years
Class A	11/25/02
Excluding sales charges		6.03	4.56	3.76
Including sales charges		2.62	3.88	3.26
Class B	11/25/02
Excluding sales charges		5.35	3.88	3.09
Including sales charges		2.35	3.88	3.09
Class C	11/25/02
Excluding sales charges		5.60	4.31	3.53
Including sales charges		4.60	4.31	3.53
Class R4*	03/19/13	6.31	4.77	3.96
Class R5*	11/08/12	6.44	4.81	3.99
Class T	06/26/00
Excluding sales charges		6.09	4.61	3.81
Including sales charges		1.01	3.60	3.31
Class Z	06/14/93	6.34	4.78	3.97
Barclays 3-15 Year Blend Municipal Bond Index		6.05	4.84	4.54

Returns for Class A are shown with and without the maximum initial sales charge of 3.25% (for the one-year and five-year periods) and 4.75% (for the ten-year period). (Prior to August 22, 2005, new purchases of Class A shares had a maximum initial sales charge of 4.75%.) Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 3.00% in the first year, declining to 1.00% in the fourth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. Returns for Class T are shown with and without the maximum sales charge of 4.75%. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The Barclays 3-15 Year Blend Municipal Bond Index is an unmanaged index that tracks the performance of municipal bonds issued after December 31, 1990, with remaining maturities between 2 and 17 years and at least $7 million in principal amount outstanding.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2014
2

Columbia AMT-Free Intermediate Muni Bond Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (November 1, 2004 – October 31, 2014)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia AMT-Free Intermediate Muni Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The performance of a $10,000 investment in Class A shares with sales charge is calculated with an initial sales charge of 4.75%, which was the effective sales charge prior to August 22, 2005.

Annual Report 2014
3

Columbia AMT-Free Intermediate Muni Bond Fund

Manager Discussion of Fund Performance

Portfolio Management

Brian McGreevy

Paul Fuchs, CFA

Top Ten States (%) (at October 31, 2014)
California	17.4
New York	12.9
Texas	8.6
Illinois	8.2
Florida	5.9
Massachusetts	5.2
New Jersey	4.1
Pennsylvania	3.5
North Carolina	2.7
Colorado	2.5

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Quality Breakdown (%) (at October 31, 2014)
AAA rating	5.8
AA rating	32.9
A rating	43.8
BBB rating	12.1
Non-investment grade	0.9
Not rated	4.5
Total	100.0

Percentages indicated are based upon total fixed income securities (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody's, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as "Not rated". Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to

For the 12-month period that ended October 31, 2014, the Fund's Class A shares returned 6.03% excluding sales charges. Class Z shares of the Fund returned 6.34%. The Fund's benchmark, the Barclays 3-15 Year Blend Municipal Bond Index, returned 6.05% for the same time period. Although the Fund's duration was generally in line with that of the benchmark, a slight overweight in bonds in the 17- to 22-year range and an emphasis on issues rated A and BBB aided performance relative to the benchmark. Duration is a measure of interest rate sensitivity.

In July 2014, "AMT-Free" was added to the Fund's name, referencing a policy change that prohibits the Fund from investing in bonds subject to the federal Alternative Minimum Tax. No such bonds were owned during the period.

Strong Demand, Short Supply Aided Municipal Market

The municipal market ended 2013 under pressure, as the Federal Reserve (the Fed) announced its intention to taper its monthly bond purchases beginning in January. Against this backdrop, yields rose and several major credit events clouded the municipal outlook. However, the environment improved in 2014 as money flowed back into municipal funds and new issue supply decreased. Lower rated and longer maturity municipals were the best performers for the period. Five-year yields dropped by six basis points, while 10-year and 15-year yields declined by 37 and 77 basis points, respectively. (A basis point is 1/100th of one percent.) As a result, the yield curve flattened. The yield curve is a graph of AAA municipal bond yields, from short- to long-term. The difference between one- and 15-year yields was 304 basis points at the beginning of the 12-month period and 231 basis points at the end.

Contributors and Detractors

In a period that favored lower quality and longer maturities, we did well to limit exposure to the municipal bonds rated higher than Aa3. Our decision to emphasize the lower investment-grade area, which has been in place for some time, reflects our estimate that it offered more value given the additional yield it provided and the potential for price appreciation if the yield difference between higher quality and lower quality bonds tightened as the economy improved. The Fund's holdings that were rated A and BBB were also a little longer in duration than the bonds in the benchmark, which further aided performance. Exposure to zero coupon bonds also aided results in 2014. These bonds are longer in duration because they are issued at a deep discount, pay no current interest and are redeemed at full value at maturity.

The Fund's local general obligation bonds (GOs) outperformed the benchmark on two fronts: They had duration longer than the benchmark and they were more concentrated in the lower investment-grade range. Electric revenue bonds generated above average results and the transportation sector generated returns of 9.0%+. The Fund's positions in hospital-related, water and sewer bonds and special tax bonds generated returns that were in line with the benchmark. On a state-to-state basis, California holdings continued to generate strong returns, Illinois was a solid performer while New York modestly lagged the market. An underweight in higher quality state GOs and pre-refunded bonds also helped results as these higher quality bonds lagged for the period. Pre-refunded bonds are older bonds that have been refinanced by investing the proceeds from the lower yielding bond in Treasuries or U.S. government-guaranteed securities until

Annual Report 2014
4

Columbia AMT-Free Intermediate Muni Bond Fund

Manager Discussion of Fund Performance (continued)

the scheduled call date of the original bond occurs. Pre-refunding typically occurs when the issuer can issue a new bond at a lower rate.

A very small position in Puerto Rico bonds detracted from performance early in the period and the bonds were sold. The Fund had no direct exposure to Puerto Rico for the rest of the period.

Portfolio Activity

During the period, we decreased exposure to the very shortest maturities and to bonds with short call features. We sold these issues to cover redemptions that occurred in the first half of the period and also to fund new purchases. We added to issues with longer maturities, generally in the 17- to 22-year range, because we believed they offered value. We also added to the Fund's positions in California and Illinois, focusing on lower investment-grade names and non-rated issues.

Looking Ahead

Given the slow but steady improvement in the U.S. economy, we currently do not expect the Fed to materially change its current policy stance until late in 2015. With that in mind, we plan to maintain Fund duration at or near the level of the benchmark. We see value in the seven- to 10-year maturity range and also at the far end of the Fund's target maturity range, which is 17 to 20 years. We believe that security selection, backed by rigorous credit analysis, will be the key to performance going forward. We plan to analyze the potential for changes in tax or revenue policies in light of the November election results and to monitor hospital-related holdings in light of changes, rules and regulations tied to the implementation of the Affordable Care Act.

change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund's subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate, and time to maturity) and the amount and type of any collateral.

Investment Risks

Fixed-income securities present issuer default risk. The Fund invests substantially in municipal securities and will be affected by tax, legislative, regulatory, demographic or political changes, as well as changes impacting a state's financial, economic or other conditions. A relatively small number of tax-exempt issuers may necessitate the Fund investing more heavily in a single issuer and, therefore, be more exposed to the risk of loss than a fund that invests more broadly. Prepayment and extension risk exists as a loan, bond or other investment may be called, prepaid or redeemed before maturity and that similar yielding investments may not be available for purchase. A rise in interest rates may result in a price decline of fixed-income (debt) instruments held by the fund, negatively affecting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund's income and yield. Debt instruments with longer maturity and duration have greater sensitivity to interest rate changes. Interest rates can change due to local government and banking regulation changes. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Federal and state tax rules apply to capital gain distributions and any gains or losses on sales. Income may be subject to state, local or alternative minimum taxes. See the Fund's prospectus for more information on these and other risks.

Annual Report 2014
5

Columbia AMT-Free Intermediate Muni Bond Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

May 1, 2014 – October 31, 2014

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,027.00	1,021.37	3.88	3.87	0.76
Class B	1,000.00	1,000.00	1,024.70	1,018.10	7.20	7.17	1.41
Class C	1,000.00	1,000.00	1,024.60	1,018.10	7.20	7.17	1.41
Class R4	1,000.00	1,000.00	1,029.10	1,022.38	2.86	2.85	0.56
Class R5	1,000.00	1,000.00	1,029.50	1,022.84	2.40	2.40	0.47
Class T	1,000.00	1,000.00	1,027.30	1,021.63	3.63	3.62	0.71
Class Z	1,000.00	1,000.00	1,029.00	1,022.38	2.86	2.85	0.56

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2014
6

Columbia AMT-Free Intermediate Muni Bond Fund

Portfolio of Investments

October 31, 2014

(Percentages represent value of investments compared to net assets)

Municipal Bonds 98.9%

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Alabama 0.6%
Alabama Public School & College Authority Refunding Revenue Bonds Series 2009A 05/01/19	5.000%	10,000,000	11,695,100
Alaska 1.1%
City of Valdez Refunding Revenue Bonds BP Pipelines, Inc. Project Series 2003B 01/01/21	5.000%	19,460,000	22,979,146
Arizona 0.9%
Arizona School Facilities Board Certificate of Participation Series 2008 09/01/15	5.500%	7,500,000	7,830,750
Maricopa County Industrial Development Authority Revenue Bonds Catholic Healthcare West Series 2007A 07/01/18	5.000%	3,500,000	3,865,505
Salt River Project Agricultural Improvement & Power District Revenue Bonds Series 2009A 01/01/22	5.000%	1,000,000	1,157,510
State of Arizona Certificate of Participation Department of Administration Series 2010A (AGM) 10/01/18	5.000%	5,000,000	5,746,450
Total			18,600,215
Arkansas 0.2%
County of Independence Refunding Revenue Bonds Entergy Mississippi, Inc. Project Series 1999 (AMBAC) 07/01/22	4.900%	4,600,000	4,664,078
California 17.2%
California Health Facilities Financing Authority Revenue Bonds St. Joseph Health System Series 2009B 07/01/18	5.000%	10,445,000	11,961,614
California Municipal Finance Authority Revenue Bonds Biola University Series 2008 10/01/23	5.625%	3,000,000	3,351,300

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
California State Public Works Board Refunding Revenue Bonds Department of Corrections & Rehabilitation Series 2006F (NPFGC) 11/01/18	5.250%	4,000,000	4,657,400
Various Capital Projects Series 2012G 11/01/28	5.000%	5,510,000	6,446,590
Revenue Bonds Series 2014A 09/01/31	5.000%	15,250,000	17,745,358
Various Capital Projects Series 2011A 10/01/22	5.250%	3,395,000	4,074,034
Series 2012A 04/01/28	5.000%	10,000,000	11,587,300
Series 2013I 11/01/28	5.250%	9,225,000	10,987,805
11/01/29	5.000%	5,000,000	5,805,000
11/01/31	5.500%	2,930,000	3,550,340
California State University Revenue Bonds Systemwide Series 2008A (AGM) 11/01/22	5.000%	5,000,000	5,665,850
California Statewide Communities Development Authority Revenue Bonds Henry Mayo Newhall Memorial Series 2014A (AGM) 10/01/34	5.000%	5,000,000	5,574,900
City of Fresno Sewer System Revenue Bonds Series 1993A-1 (AMBAC) 09/01/19	5.250%	5,000,000	5,491,300
City of Vernon Electric System Revenue Bonds Series 2009A 08/01/21	5.125%	10,435,000	11,684,904
County of Sacramento Airport System Revenue Bonds Senior Series 2009B 07/01/24	5.000%	1,000,000	1,139,920
Foothill-Eastern Transportation Corridor Agency Refunding Revenue Bonds Subordinated Series 2014B-3(a) 01/15/53	5.500%	9,000,000	10,436,580
La Quinta Redevelopment Agency Successor Agency Refunding Tax Allocation Bonds Redevelopment Project Subordinated Series 2013A 09/01/29	5.000%	5,000,000	5,605,800

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
7

Columbia AMT-Free Intermediate Muni Bond Fund

Portfolio of Investments (continued)

October 31, 2014

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Los Angeles Unified School District Prerefunded 07/01/17 Unlimited General Obligation Bonds Election of 2005 Series 2007E (AGM) 07/01/20	5.000%	6,230,000	6,961,091
Manteca Unified School District Unlimited General Obligation Bonds Capital Appreciation-Election of 2004 Series 2006 (NPFGC)(b) 08/01/24	0.000%	5,000,000	3,467,000
Monrovia Unified School District Unlimited General Obligation Refunding Bonds Series 2005 (NPFGC) 08/01/21	5.250%	5,600,000	6,794,648
Oakland Unified School District/Alameda County Unlimited General Obligation Bonds Election of 2006 Series 2009A 08/01/29	6.125%	14,500,000	16,657,455
Oxnard Financing Authority Revenue Bonds Redwood Trunk Sewer & Headworks Series 2004A (NPFGC) 06/01/29	5.000%	3,795,000	3,801,110
Pico Rivera Water Authority Revenue Bonds Water System Project Series 1999A (NPFGC) 05/01/29	5.500%	3,000,000	3,437,850
Rancho Santiago Community College District Unlimited General Obligation Bonds Capital Appreciation-Election of 2002 Series 2006C (AGM)(b) 09/01/31	0.000%	28,000,000	14,411,600
Sacramento Municipal Utility District Revenue Bonds Cosumnes Project Series 2006 (NPFGC) 07/01/29	5.125%	7,035,000	7,448,869
San Francisco City & County Airports Commission-San Francisco International Airport Revenue Bonds Series 2010A 05/01/29	4.900%	5,000,000	5,761,000
San Joaquin Hills Transportation Corridor Agency Revenue Bonds Senior Lien Series 1993 Escrowed to Maturity(b) 01/01/25	0.000%	22,405,000	18,026,839

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
San Jose Financing Authority Refunding Revenue Bonds Civic Center Project Series 2013A 06/01/29	5.000%	12,000,000	13,941,960
San Mateo County Community College District Unlimited General Obligation Bonds Capital Appreciation-Election of 2005 Series 2006A (NPFGC)(b) 09/01/20	0.000%	9,310,000	8,455,621
Southern California Public Power Authority Revenue Bonds Project No. 1 Series 2007A 11/01/22	5.250%	2,500,000	2,924,575
Windy Point/Windy Flats Project Series 2010-1 07/01/28	5.000%	10,000,000	11,684,200
07/01/30	5.000%	15,875,000	18,548,667
State of California Department of Water Resources Power Supply Revenue Bonds Series 2008H 05/01/21	5.000%	5,000,000	5,727,050
State of California Prerefunded 07/01/19 Unlimited General Obligation Bonds Series 2009A 07/01/20	5.000%	12,500,000	14,699,000
Unlimited General Obligation Bonds Series 2002 (AMBAC) 02/01/18	6.000%	5,000,000	5,839,650
Various Purpose Series 2009 04/01/22	5.250%	1,000,000	1,172,760
10/01/22	5.250%	25,000,000	29,793,500
Series 2010 03/01/25	5.000%	1,000,000	1,163,670
Series 2011 10/01/19	5.000%	12,000,000	14,157,960
09/01/31	5.000%	10,000,000	11,534,000
Unlimited General Obligation Refunding Bonds Series 2009A 07/01/21	5.250%	1,000,000	1,179,520
West Contra Costa Unified School District Unlimited General Obligation Bonds Series 2005 (NPFGC)(b) 08/01/20	0.000%	7,285,000	6,440,814
Total			359,796,404
Colorado 2.5%
Baptist Road Rural Transportation Authority Revenue Bonds Series 2007 12/01/17	4.800%	290,000	292,468

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
8

Columbia AMT-Free Intermediate Muni Bond Fund

Portfolio of Investments (continued)

October 31, 2014

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Board of Governors of Colorado State University System Refunding Revenue Bonds Series 2013A 03/01/31	5.000%	4,560,000	5,630,505
Colorado Health Facilities Authority Refunding Revenue Bonds Covenant Retirement Communities Series 2012A 12/01/27	5.000%	4,000,000	4,319,680
Revenue Bonds Covenant Retirement Communities, Inc. Series 2005 12/01/18	5.000%	1,000,000	1,036,240
Health Facilities Evangelical Lutheran Series 2005 06/01/23	5.250%	500,000	519,530
Colorado Health Facilities Authority(a) Revenue Bonds Catholic Health Initiatives Series 2008D-3 10/01/38	5.500%	5,000,000	5,265,950
County of Adams Refunding Revenue Bonds Public Service Co. of Colorado Project Series 2005A (NPFGC) 09/01/17	4.375%	11,550,000	11,920,986
E-470 Public Highway Authority Revenue Bonds Capital Appreciation Senior Series 2000B (NPFGC)(b) 09/01/18	0.000%	1,500,000	1,394,205
North Range Metropolitan District No. 1 Limited General Obligation Refunding Bonds Series 2007 (ACA) 12/15/15	5.000%	365,000	372,052
12/15/17	5.000%	350,000	360,416
North Range Metropolitan District No. 2 Limited Tax General Obligation Bonds Series 2007 12/15/14	5.500%	555,000	555,913
Northwest Parkway Public Highway Authority Prerefunded 06/15/16 Revenue Bonds Capital Appreciation Series 2001C (AMBAC) 06/15/21	5.700%	4,000,000	4,342,280
Regional Transportation District Certificate of Participation Series 2010A 06/01/25	5.000%	10,000,000	11,159,800

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
University of Colorado Hospital Authority Revenue Bonds Series 2012A 11/15/27	5.000%	3,750,000	4,331,400
Total			51,501,425
Connecticut 0.5%
Connecticut State Development Authority Refunding Revenue Bonds Connecticut Light & Power Co. Project Series 2011 09/01/28	4.375%	1,615,000	1,757,475
Connecticut State Health & Educational Facility Authority Revenue Bonds Trinity College Series 1998F (NPFGC) 07/01/21	5.500%	1,000,000	1,158,520
Harbor Point Infrastructure Improvement District Tax Allocation Bonds Harbor Point Project Series 2010A 04/01/22	7.000%	6,591,000	7,766,307
Total			10,682,302
District of Columbia 1.6%
District of Columbia Water & Sewer Authority Prerefunded 10/01/18 Revenue Bonds Series 2009A 10/01/24	5.000%	1,000,000	1,157,630
Metropolitan Washington Airports Authority Dulles Toll Road(b) Revenue Bonds Capital Appreciation-2nd Senior Lien Series 2009B (AGM) 10/01/24	0.000%	20,980,000	14,752,926
10/01/25	0.000%	7,500,000	4,999,425
10/01/26	0.000%	5,000,000	3,178,700
Metropolitan Washington Airports Authority Revenue Bonds Series 2009C 10/01/25	5.250%	8,920,000	10,207,959
Total			34,296,640
Florida 5.8%
Capital Trust Agency, Inc. Revenue Bonds Atlantic Housing Foundation Subordinated Series 2008B(c) 07/15/32	7.000%	1,835,000	825,713

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
9

Columbia AMT-Free Intermediate Muni Bond Fund

Portfolio of Investments (continued)

October 31, 2014

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Citizens Property Insurance Corp. Revenue Bonds Senior Secured Series 2012A-1 06/01/21	5.000%	16,965,000	20,033,460
City of Cocoa Water & Sewer Refunding Revenue Bonds Series 2003 (AMBAC) 10/01/19	5.500%	1,000,000	1,186,010
City of Lakeland Refunding Revenue Bonds 1st Mortgage-Carpenters Home Estates Series 2008 01/01/19	5.875%	1,620,000	1,783,717
City of Tallahassee Refunding Revenue Bonds Series 2001 (NPFGC) 10/01/17	5.500%	1,900,000	2,155,436
10/01/18	5.500%	1,000,000	1,165,060
County of Broward Refunding Revenue Bonds Civic Arena Project Series 2006A (AMBAC) 09/01/18	5.000%	2,500,000	2,702,200
County of Miami-Dade Aviation Revenue Bonds Miami International Airport Series 2010A 10/01/25	5.500%	6,000,000	7,110,960
County of Miami-Dade Seaport Department Revenue Bonds Series 2014 10/01/29	5.000%	500,000	565,505
10/01/31	5.000%	600,000	672,174
10/01/33	5.000%	1,215,000	1,351,481
County of Miami-Dade Transit System Sales Surtax Revenue Bonds Series 2006 (XLCA) 07/01/19	5.000%	5,040,000	5,413,162
County of Miami-Dade Water & Sewer System Refunding Revenue Bonds System Series 2008B (AGM) 10/01/21	5.250%	20,000,000	24,229,200
Florida Development Finance Corp. Revenue Bonds Miami Arts Charter School Project Series 2014A(d) 06/15/34	5.875%	415,000	414,490
Lake County School Board Certificate of Participation Series 2006C (AMBAC) 06/01/18	5.250%	1,500,000	1,716,885

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Lee County Industrial Development Authority Refunding Revenue Bonds Shell Point/Alliance Community Project Series 2007 11/15/22	5.000%	7,650,000	8,028,904
Lee County School Board Refunding Certificate of Participation Series 2014A 08/01/28	5.000%	2,000,000	2,346,960
Orange County Health Facilities Authority Refunding Revenue Bonds Health Care-Orlando Lutheran Series 2005 07/01/20	5.375%	3,625,000	3,665,165
Revenue Bonds Series 1996A Escrowed to Maturity (NPFGC) 10/01/16	6.250%	3,230,000	3,487,528
Orange County School Board Certificate of Participation Series 2012B 08/01/26	5.000%	6,500,000	7,469,085
Orlando Utilities Commission Prerefunded 10/01/15 Revenue Bonds Series 2005B 10/01/24	5.000%	3,000,000	3,132,360
Palm Beach County Health Facilities Authority Revenue Bonds Sinai Residences of Boca Raton Series 2014 06/01/21	6.000%	1,100,000	1,195,018
Sarasota County Health Facilities Authority Refunding Revenue Bonds Village On The Isle Project Series 2007 01/01/27	5.500%	4,000,000	4,276,040
Seminole Tribe of Florida, Inc. Revenue Bonds Series 2007A(d)(e) 10/01/22	5.750%	9,530,000	10,350,914
Southeast Overtown Park West Community Redevelopment Agency Tax Allocation Bonds Series 2014A-1(d) 03/01/30	5.000%	2,500,000	2,773,150
Sterling Hill Community Development District Special Assessment Bonds Series 2003B(c)(f) 11/01/10	5.500%	150,000	96,097
Tampa Bay Water Improvement Refunding Revenue Bonds Series 2005 (NPFGC) 10/01/19	5.500%	1,500,000	1,807,815

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
10

Columbia AMT-Free Intermediate Muni Bond Fund

Portfolio of Investments (continued)

October 31, 2014

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Tampa Sports Authority Sales Tax Revenue Bonds Tampa Bay Arena Project Series 1995 (NPFGC) 10/01/15	5.750%	555,000	567,399
10/01/20	5.750%	1,000,000	1,101,330
Total			121,623,218
Georgia 1.6%
City of Atlanta Department of Aviation Refunding Revenue Bonds General Subordinated Lien Series 2014 01/01/32	5.000%	2,000,000	2,302,840
City of Atlanta Water & Wastewater Revenue Bonds Series 1999A (NPFGC) 11/01/18	5.500%	15,305,000	17,981,079
DeKalb County Hospital Authority Revenue Bonds DeKalb Medical Center, Inc. Project Series 2010 09/01/30	6.000%	5,000,000	5,581,450
Georgia State Road & Tollway Authority(b)(d) Revenue Bonds I-75 S Express Lanes Project Series 2014 06/01/24	0.000%	625,000	354,250
06/01/34	0.000%	3,750,000	1,054,163
State of Georgia Unlimited General Obligation Bonds Series 2012A 07/01/31	4.000%	5,000,000	5,414,850
Total			32,688,632
Hawaii 0.8%
State of Hawaii Department of Budget & Finance Revenue Bonds Hawaii Pacific University Series 2013A 07/01/20	5.000%	870,000	915,031
07/01/23	5.750%	1,015,000	1,106,675
07/01/27	6.250%	1,400,000	1,542,436
State of Hawaii Unlimited General Obligation Bonds Series 2008DK 05/01/22	5.000%	10,750,000	12,201,357
Total			15,765,499

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Idaho 0.2%
Idaho Health Facilities Authority Revenue Bonds Terraces of Boise Project Series 2014A 10/01/24	7.000%	2,980,000	3,179,451
Series 2014B-1 10/01/22	6.500%	2,000,000	2,024,660
Total			5,204,111
Illinois 8.2%
Chicago Board of Education Unlimited General Obligation Refunding Bonds Dedicated Revenues Series 2005B (AMBAC) 12/01/21	5.000%	5,825,000	5,976,101
Chicago Midway International Airport Refunding Revenue Bonds 2nd Lien Series 2014B 01/01/29	5.000%	6,150,000	7,017,949
Chicago O'Hare International Airport Refunding Revenue Bonds General Airport 3rd Lien Series 2005B (NPFGC) 01/01/17	5.250%	10,000,000	10,994,800
General Senior Lien Series 2013B 01/01/28	5.250%	11,180,000	12,972,042
Passenger Facility Charge Series 2012A 01/01/28	5.000%	2,590,000	2,930,637
01/01/29	5.000%	2,500,000	2,821,900
01/01/30	5.000%	3,000,000	3,378,030
Chicago Park District Unlimited General Obligation Refunding Bonds Limited Tax Series 2014B 01/01/29	5.000%	2,500,000	2,876,400
Chicago Transit Authority Revenue Bonds Federal Transit Administration Section 5309 Series 2008A 06/01/16	5.000%	2,500,000	2,661,025
Series 2011 12/01/29	5.250%	4,000,000	4,564,880
City of Chicago Limited General Obligation Refunding Bonds Emergency Telephone System Series 1999 (NPFGC) 01/01/18	5.250%	7,540,000	8,341,954

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
11

Columbia AMT-Free Intermediate Muni Bond Fund

Portfolio of Investments (continued)

October 31, 2014

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Revenue Bonds Asphalt Operating Services - Recovery Zone Facility Series 2010 12/01/18	6.125%	3,270,000	3,452,826
Unlimited General Obligation Bonds Series 2010A 12/01/21	5.000%	9,755,000	10,576,566
Unlimited General Obligation Refunding Bonds Project Series 2014A 01/01/32	5.250%	3,845,000	4,029,983
County of Cook Unlimited General Obligation Refunding Bonds Series 2010A 11/15/22	5.250%	12,000,000	13,880,880
Illinois Finance Authority Refunding Revenue Bonds DePaul University Series 2004A 10/01/17	5.375%	1,000,000	1,128,990
10/01/18	5.375%	2,000,000	2,318,500
Illinois State Toll Highway Authority Revenue Bonds Senior Priority Series 2006A-1 (AGM) 01/01/18	5.000%	2,000,000	2,146,120
Illinois State Toll Highway Authority(g) Revenue Bonds Series 2014C 01/01/32	5.000%	9,600,000	11,026,272
Kendall & Kane Counties Community Unit School District No. 115(b) Prerefunded Unlimited General Obligation Bonds Capital Appreciation Series 2002 Escrowed to Maturity (FGIC) 01/01/17	0.000%	600,000	592,392
Unrefunded Unlimited General Obligation Bonds Capital Appreciation Series 2002 (NPFGC) 01/01/17	0.000%	3,050,000	2,952,187
Railsplitter Tobacco Settlement Authority Revenue Bonds Series 2010 06/01/19	5.000%	5,000,000	5,734,400
06/01/21	5.250%	12,000,000	14,175,960
State of Illinois Unlimited General Obligation Bonds Series 2013 07/01/26	5.500%	15,100,000	17,015,435
Series 2014 02/01/25	5.000%	6,000,000	6,643,500
02/01/31	5.250%	4,965,000	5,444,619

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
State of Illinois(b) Revenue Bonds Capital Appreciation-Civic Center Series 1990B (AMBAC) 12/15/17	0.000%	5,540,000	5,198,625
Total			170,852,973
Indiana 1.7%
City of Indianapolis Thermal Energy System Refunding Revenue Bonds 1st Lien Series 2014A 10/01/32	5.000%	1,400,000	1,599,864
Indiana Finance Authority Refunding Revenue Bonds Indianapolis Power & Light Co. Series 2009B 01/01/16	4.900%	11,000,000	11,559,570
Revenue Bonds 1st Lien-CWA Authority, Inc. Series 2011A 10/01/25	5.250%	1,750,000	2,076,813
2nd Lien-CWA Authority, Inc. Series 2011B 10/01/23	5.250%	7,035,000	8,408,302
Indiana Health & Educational Facilities Financing Authority Refunding Revenue Bonds Clarian Health Obligation Group Series 2006B 02/15/24	5.000%	1,000,000	1,053,980
Revenue Bonds Baptist Homes of Indiana Series 2005 11/15/25	5.250%	10,640,000	10,848,863
Total			35,547,392
Iowa 0.2%
City of Coralville Tax Allocation Bonds Tax Increment Series 2007C 06/01/17	5.000%	730,000	737,271
Iowa Finance Authority Refunding Revenue Bonds Development-Care Initiatives Project Series 2006A 07/01/18	5.250%	2,695,000	2,817,946
Revenue Bonds Iowa State Revolving Fund Series 2008 08/01/20	5.250%	500,000	579,840
Total			4,135,057

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
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Columbia AMT-Free Intermediate Muni Bond Fund

Portfolio of Investments (continued)

October 31, 2014

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Kansas 1.0%
City of Manhattan Revenue Bonds Meadowlark Hills Retirement Series 2007A 05/15/24	5.000%	6,000,000	6,098,460
Kansas Turnpike Authority Revenue Bonds Series 2002 (AGM) 09/01/16	5.250%	1,230,000	1,338,769
State of Kansas Department of Transportation Revenue Bonds Series 2004A 03/01/18	5.500%	11,775,000	13,601,773
Total			21,039,002
Kentucky 0.8%
Louisville & Jefferson County Metropolitan Sewer District Revenue Bonds Series 2009A 05/15/21	5.000%	7,445,000	8,575,598
05/15/22	5.000%	7,825,000	9,013,304
Total			17,588,902
Louisiana 1.0%
Louisiana Office Facilities Corp. Refunding Revenue Bonds State Capital Series 2010A 05/01/20	5.000%	4,290,000	5,015,696
Louisiana State Citizens Property Insurance Corp. Revenue Bonds Series 2006B (AMBAC) 06/01/16	5.000%	500,000	534,940
New Orleans Aviation Board Revenue Bonds Consolidated Rental Car Series 2009A 01/01/25	6.000%	4,250,000	4,849,420
Parish of St. Charles Revenue Bonds Valero Energy Corp. Series 2010(a) 12/01/40	4.000%	9,245,000	9,939,207
Total			20,339,263
Massachusetts 5.2%
Commonwealth of Massachusetts Limited General Obligation Bonds Consolidated Loan Series 2002D (AMBAC/TCRS/BNY) 08/01/18	5.500%	6,500,000	7,606,040

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Limited General Obligation Refunding Bonds Series 2003D 10/01/17	5.500%	5,000,000	5,708,000
Revenue Bonds Consolidated Loan Series 2005A (AGM) 06/01/16	5.500%	13,615,000	14,717,271
Unlimited General Obligation Bonds Consolidated Loan Series 1998C 08/01/17	5.250%	1,775,000	2,002,253
Unlimited General Obligation Refunding Bonds Series 2004C (AGM) 12/01/16	5.500%	10,000,000	11,050,300
Massachusetts Bay Transportation Authority Unrefunded Revenue Bonds General Transportation Series 1991 (NPFGC) 03/01/21	7.000%	2,395,000	2,962,495
Massachusetts Clean Water Trust (The) Refunding Revenue Bonds Pool Program Series 2004A 08/01/17	5.250%	2,920,000	3,293,293
Revenue Bonds MWRA Program Subordinated Series 1999A 08/01/19	6.000%	2,500,000	3,054,075
Massachusetts Development Finance Agency Revenue Bonds 1st Mortgage-Orchard Cove Series 2007 10/01/17	5.000%	435,000	463,375
Massachusetts Health & Educational Facilities Authority Prerefunded 07/01/18 Revenue Bonds Massachusetts Institute of Technology Series 2009O 07/01/26	5.000%	500,000	575,140
Revenue Bonds Boston College Series 2008M-1 06/01/24	5.500%	2,670,000	3,341,238
Caregroup, Inc. Series 2008E-2 07/01/20	5.375%	9,720,000	11,000,707
07/01/22	5.375%	13,345,000	15,103,337
Harvard University Series 2009A 11/15/19	5.250%	1,000,000	1,172,880
Massachusetts Port Authority Refunding Revenue Bonds Passenger Facility Charge Series 2007D (AGM) 07/01/17	5.000%	8,500,000	9,475,885

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
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Columbia AMT-Free Intermediate Muni Bond Fund

Portfolio of Investments (continued)

October 31, 2014

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Revenue Bonds Series 2010A 07/01/25	5.000%	1,500,000	1,746,915
Massachusetts Water Pollution Abatement Trust (The) Prerefunded 08/01/19 Revenue Bonds State Revolving Fund Series 2009-14 08/01/24	5.000%	12,530,000	14,761,844
Total			108,035,048
Michigan 1.4%
City of Detroit Sewage Disposal System Refunding Revenue Bonds Senior Lien Series 2012A 07/01/26	5.250%	2,000,000	2,231,360
07/01/27	5.250%	1,500,000	1,669,245
Detroit City School District Unlimited General Obligation Bonds School Building & Site Improvement Series 2002A (FGIC) (Qualified School Bond Loan Fund) 05/01/19	6.000%	2,000,000	2,333,300
Michigan Finance Authority Refunding Revenue Bonds Senior Lien-Detroit Water & Sewer Series 2014C-6 07/01/33	5.000%	800,000	867,584
Series 2014H-1 10/01/26	5.000%	3,300,000	3,843,180
Revenue Bonds Senior Lien-Detroit Water & Sewer Series 2014C-3 AGM 07/01/32	5.000%	1,000,000	1,102,230
Royal Oak Hospital Finance Authority Refunding Revenue Bonds William Beaumont Hospital Series 2014D 09/01/32	5.000%	4,000,000	4,494,360
State of Michigan Trunk Line Refunding Revenue Bonds Series 1998A 11/01/16	5.500%	2,000,000	2,203,260
Series 2005 (AGM) 11/01/17	5.250%	5,050,000	5,730,336
Revenue Bonds Series 2011 11/15/27	5.000%	1,000,000	1,168,790
11/15/28	5.000%	1,000,000	1,161,620
11/15/29	5.000%	1,205,000	1,398,053

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
State of Michigan Unlimited General Obligation Refunding Bonds Series 2001 12/01/15	5.500%	1,250,000	1,322,050
Total			29,525,368
Minnesota 0.2%
City of Minneapolis Revenue Bonds Fairview Health Services Series 2008A 11/15/18	6.000%	1,000,000	1,103,420
City of St. Louis Park Revenue Bonds Park Nicollet Health Services Series 2008C 07/01/23	5.500%	750,000	837,413
State of Minnesota Unlimited General Obligation Bonds Series 2008C 08/01/19	5.000%	500,000	590,285
Woodbury Housing & Redevelopment Authority Revenue Bonds St. Therese of Woodbury Series 2014 12/01/34	5.000%	1,000,000	1,007,840
Total			3,538,958
Missouri 1.6%
City of St. Louis Airport Refunding Revenue Bonds Lambert-St. Louis International Airport Series 2007A (AGM) 07/01/21	5.000%	5,000,000	5,481,350
Health & Educational Facilities Authority of the State of Missouri Revenue Bonds Lutheran Senior Services Series 2014 02/01/26	5.000%	1,225,000	1,381,874
02/01/29	5.000%	5,975,000	6,612,951
St. Louis University Series 1998 10/01/16	5.500%	1,000,000	1,096,770
Washington University Series 2008A 03/15/18	5.250%	1,000,000	1,149,040
Missouri Joint Municipal Electric Utility Commission Revenue Bonds Iatan 2 Project Series 2009A 01/01/17	4.500%	1,000,000	1,084,050

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
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Columbia AMT-Free Intermediate Muni Bond Fund

Portfolio of Investments (continued)

October 31, 2014

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Missouri State Environmental Improvement & Energy Resources Authority Revenue Bonds State Revolving Funds Program Series 2004B 01/01/18	5.250%	7,470,000	8,537,612
Poplar Bluff Regional Transportation Development District Revenue Bonds Series 2012 12/01/26	3.250%	1,075,000	1,077,956
St. Louis County Industrial Development Authority Revenue Bonds Friendship Village Sunset Hills Series 2013A 09/01/23	5.000%	690,000	740,894
St. Andrews Residence for Seniors Series 2007A 12/01/26	6.250%	7,000,000	7,362,040
Total			34,524,537
Nebraska 0.1%
Municipal Energy Agency of Nebraska Refunding Revenue Bonds Series 2009A (BHAC) 04/01/21	5.000%	750,000	860,963
Nebraska Public Power District Revenue Bonds General Series 2008B 01/01/20	5.000%	570,000	640,697
University of Nebraska Revenue Bonds Lincoln Student Fees & Facilities Series 2009A 07/01/23	5.000%	700,000	793,429
Total			2,295,089
Nevada 1.4%
Carson City Refunding Revenue Bonds Carson Tahoe Regional Medical Center Series 2012 09/01/27	5.000%	3,250,000	3,597,750
City of Sparks Tax Anticipation Revenue Bonds Senior Sales Series 2008A(d) 06/15/20	6.500%	4,505,000	4,917,072

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
County of Clark Department of Aviation Revenue Bonds System Subordinated Lien Series 2009C (AGM) 07/01/25	5.000%	8,190,000	9,374,929
County of Clark Limited General Obligation Refunding Bonds Transportation Series 2009A 12/01/28	5.000%	10,740,000	12,285,057
Total			30,174,808
New Hampshire 0.8%
New Hampshire Health & Education Facilities Authority Act Revenue Bonds Southern New Hampshire Medical Center Series 2007A 10/01/23	5.250%	7,000,000	7,634,550
University System Series 2009A 07/01/23	5.000%	8,370,000	9,338,911
Total			16,973,461
New Jersey 4.0%
County of Passaic Unlimited General Obligation Refunding Bonds Series 2003 (AGM) 09/01/16	5.200%	1,500,000	1,626,840
Essex County Improvement Authority Refunding Revenue Bonds County Guaranteed Project Consolidation Series 2004 (NPFGC) 10/01/26	5.500%	750,000	963,855
Freehold Regional High School District Unlimited General Obligation Refunding Bonds Series 2001 (NPFGC) 03/01/20	5.000%	1,205,000	1,417,249
Hudson County Improvement Authority Refunding Revenue Bonds Hudson County Lease Project Series 2010 (AGM) 10/01/24	5.375%	2,000,000	2,422,440
Manalapan-Englishtown Regional Board of Education Unlimited General Obligation Refunding Bonds Series 2004 (NPFGC) 12/01/20	5.750%	1,325,000	1,649,307
Middlesex County Improvement Authority Revenue Bonds Heldrich Center Hotel Senior Series 2005A 01/01/20	5.000%	815,000	625,635

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
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Columbia AMT-Free Intermediate Muni Bond Fund

Portfolio of Investments (continued)

October 31, 2014

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
New Jersey Economic Development Authority Refunding Revenue Bonds New Jersey American Water Co. Series 2010A 06/01/23	4.450%	1,000,000	1,095,240
School Facilities-Construction Series 2005K (AMBAC) 12/15/20	5.250%	16,710,000	19,456,957
Series 2009AA 12/15/20	5.250%	1,000,000	1,153,670
Revenue Bonds Cigarette Tax Series 2004 Escrowed to Maturity 06/15/16	5.500%	5,500,000	5,959,470
MSU Student Housing Project-Provident Series 2010 06/01/21	5.000%	1,000,000	1,106,580
New Jersey Economic Development Authority(b) Revenue Bonds Capital Appreciation-Motor Vehicle Surcharges Series 2004 (NPFGC) 07/01/21	0.000%	1,255,000	1,044,047
New Jersey Educational Facilities Authority Refunding Revenue Bonds Rowan University Series 2008B (AGM) 07/01/23	5.000%	750,000	842,557
New Jersey Higher Education Student Assistance Authority Refunding Revenue Bonds Series 2010-1A 12/01/25	5.000%	830,000	878,007
New Jersey Housing & Mortgage Finance Agency Revenue Bonds Series 2008AA 10/01/28	6.375%	175,000	182,073
New Jersey State Turnpike Authority Revenue Bonds Series 1989 Escrowed to Maturity 01/01/19	6.000%	1,000,000	1,180,890
New Jersey Transportation Trust Fund Authority Revenue Bonds Transportation System Series 2001C (AGM) 12/15/18	5.500%	2,000,000	2,304,480
Series 2003A (AMBAC) 12/15/15	5.500%	4,360,000	4,607,125
Series 2006A 12/15/20	5.250%	1,000,000	1,162,480
12/15/21	5.500%	680,000	801,652
Series 2006A (AGM) 12/15/21	5.500%	4,700,000	5,581,015
12/15/22	5.250%	4,000,000	4,722,400
Series 2010D 12/15/23	5.250%	18,000,000	21,076,380

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Robbinsville Board of Education Unlimited General Obligation Refunding Bonds Series 2005 (AGM) 01/01/28	5.250%	500,000	643,680
State of New Jersey Certificate of Participation Equipment Lease Purchase Series 2008A 06/15/23	5.000%	1,000,000	1,084,960
Series 2009A 06/15/17	5.000%	1,000,000	1,104,830
Total			84,693,819
New Mexico 0.2%
County of Bernalillo Refunding Revenue Bonds Series 1998 04/01/27	5.250%	3,000,000	3,670,650
New York 12.8%
Albany Industrial Development Agency Revenue Bonds St. Peters Hospital Project Series 2008A 11/15/16	5.250%	1,750,000	1,911,385
11/15/17	5.250%	1,250,000	1,407,225
City of New York Prerefunded 02/01/16 Unlimited General Obligation Bonds Series 2005G 08/01/20	5.000%	25,000	26,479
Unlimited General Obligation Bonds Series 2007D-1 12/01/21	5.000%	5,900,000	6,622,396
Subordinated Series 2008B-1 09/01/22	5.250%	7,200,000	8,317,944
Unrefunded Unlimited General Obligation Bonds Series 2005G 08/01/20	5.000%	9,975,000	10,542,378
Long Island Power Authority Revenue Bonds Series 2012B 09/01/26	5.000%	5,000,000	5,738,400
Metropolitan Transportation Authority Revenue Bonds Commuter Facilities Series 1993O Escrowed to Maturity 07/01/17	5.500%	3,000,000	3,346,740
Series 2004A (NPFGC) 11/15/16	5.250%	3,000,000	3,296,280
11/15/17	5.250%	4,000,000	4,548,240
Series 2009A 11/15/26	5.300%	710,000	811,949

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
16

Columbia AMT-Free Intermediate Muni Bond Fund

Portfolio of Investments (continued)

October 31, 2014

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Transportation Series 2007A (AGM) 11/15/20	5.000%	5,000,000	5,603,550
11/15/21	5.000%	3,000,000	3,356,370
Nassau County Local Economic Assistance Corp. Refunding Revenue Bonds Catholic Health Services Series 2011 07/01/19	5.000%	6,125,000	7,022,068
07/01/20	5.000%	9,390,000	10,891,931
New York City Transitional Finance Authority Revenue Bonds Future Tax Secured Subordinated Series 2007C-1 11/01/20	5.000%	10,300,000	11,533,837
Subordinated Series 2009A-1 05/01/27	5.000%	10,430,000	11,999,298
New York State Dormitory Authority Refunding Revenue Bonds Consolidated Service Contract Series 2009A 07/01/24	5.000%	3,500,000	4,038,650
Revenue Bonds Court Facilities Lease Series 2005A (AMBAC) 05/15/18	5.250%	6,000,000	6,879,120
Mount Sinai School of Medicine Series 2009 07/01/26	5.500%	14,635,000	17,071,727
07/01/27	5.500%	10,675,000	12,421,110
North Shore-Long Island Jewish Obligation Group Series 2009A 05/01/30	5.250%	4,750,000	5,281,288
St. John's University Series 2007C (NPFGC) 07/01/23	5.250%	3,245,000	3,939,268
State University Educational Facilities 3rd General Series 2005A (NPFGC) 05/15/17	5.500%	10,000,000	11,237,100
05/15/22	5.500%	6,730,000	8,364,044
Upstate Community-State Supported Series 2005B (NPFGC) 07/01/21	5.500%	6,345,000	7,777,891
New York State Thruway Authority Revenue Bonds General 2nd Series 2005B (AMBAC) 04/01/20	5.500%	10,840,000	13,112,714
2nd Series 2007B 04/01/19	5.000%	5,000,000	5,565,100
Series 2012I 01/01/24	5.000%	8,500,000	10,075,985
Series 2007H (NPFGC) 01/01/23	5.000%	1,500,000	1,676,565

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
New York State Urban Development Corp. Refunding Revenue Bonds Service Contract Series 2008B 01/01/19	5.000%	4,000,000	4,563,720
01/01/20	5.000%	10,460,000	11,883,188
Revenue Bonds State Personal Income Tax-State Facilities Series 2004A-2 (NPFGC) 03/15/20	5.500%	29,450,000	35,642,451
Port Authority of New York & New Jersey Revenue Bonds Consolidated 154th Series 2009 09/01/26	4.750%	1,000,000	1,111,900
Suffolk County Industrial Development Agency Refunding Revenue Bonds Jeffersons Ferry Project Series 2006 11/01/28	5.000%	3,000,000	3,108,540
Triborough Bridge & Tunnel Authority Prerefunded 11/15/18 Revenue Bonds Subordinated Series 2008D 11/15/22	5.000%	6,165,000	7,183,396
Total			267,910,227
North Carolina 2.7%
Albemarle Hospital Authority Prerefunded 10/01/17 Revenue Bonds Series 2007 10/01/21	5.250%	3,000,000	3,404,550
10/01/27	5.250%	3,700,000	4,198,945
Cape Fear Public Utility Authority Revenue Bonds Series 2008 08/01/20	5.000%	800,000	914,336
City of Charlotte Water & Sewer System Revenue Bonds Series 2008 07/01/26	5.000%	1,250,000	1,426,838
County of Iredell Certificate of Participation Iredell County School Project Series 2008 (AGM) 06/01/17	5.250%	1,710,000	1,903,538
North Carolina Eastern Municipal Power Agency Refunding Revenue Bonds Series 2008A (AGM) 01/01/19	5.250%	5,415,000	6,128,697
Revenue Bonds Series 2009B 01/01/26	5.000%	21,105,000	24,013,269

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
17

Columbia AMT-Free Intermediate Muni Bond Fund

Portfolio of Investments (continued)

October 31, 2014

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
North Carolina Medical Care Commission Revenue Bonds Health Care Housing-Arc Projects Series 2004A 10/01/24	5.500%	1,575,000	1,594,388
State of North Carolina Refunding Revenue Bonds Series 2014B 06/01/25	5.000%	10,000,000	12,524,300
Total			56,108,861
Ohio 1.7%
American Municipal Power, Inc. Revenue Bonds AMP Fremont Energy Center Project Series 2012 02/15/24	5.000%	2,000,000	2,312,840
Prairie State Energy Campus Project Series 2008A 02/15/20	5.250%	4,060,000	4,612,769
02/15/22	5.250%	9,810,000	11,145,631
City of Cleveland Limited General Obligation Refunding Bonds Series 2005 (AMBAC) 10/01/16	5.500%	7,710,000	8,442,065
Mason City School District Unlimited General Obligation Refunding Bonds Series 2005 (NPFGC) 12/01/19	5.250%	2,250,000	2,684,115
Ohio State Turnpike Commission Refunding Revenue Bonds Series 1998A (NPFGC) 02/15/21	5.500%	2,000,000	2,444,440
State of Ohio Refunding Revenue Bonds Cleveland Clinic Health System Series 2011 01/01/25	5.000%	3,750,000	4,301,025
Total			35,942,885
Oklahoma 0.1%
Chickasaw Nation Revenue Bonds Health System Series 2007(d)(e) 12/01/17	5.375%	1,960,000	2,066,879
Oregon 0.1%
Hospital Facilities Authority of Multnomah County Refunding Revenue Bonds Mirabella at South Waterfront Series 2014A 10/01/34	5.125%	1,000,000	1,044,430

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Oregon State Lottery Prerefunded 04/01/19 Revenue Bonds Series 2009A 04/01/24	5.250%	1,000,000	1,180,570
Total			2,225,000
Pennsylvania 3.4%
City of Philadelphia Unlimited General Obligation Bonds Series 2011 08/01/19	5.250%	3,795,000	4,449,410
Commonwealth of Pennsylvania Unlimited General Obligation Refunding Bonds 3rd Series 2004 (AGM) 07/01/18	5.375%	12,000,000	13,908,840
County of Westmoreland Unlimited General Obligation Bonds Capital Appreciation Series 1997 Escrowed to Maturity (NPFGC)(b) 12/01/18	0.000%	1,000,000	914,770
Delaware River Port Authority Refunding Revenue Bonds Port District Project Series 2012 01/01/27	5.000%	1,835,000	2,073,458
Delaware Valley Regional Finance Authority Revenue Bonds Series 1997B (AMBAC) 07/01/17	5.600%	2,000,000	2,215,180
Series 2002 07/01/17	5.750%	2,000,000	2,233,040
Elizabeth Forward School District Unlimited General Obligation Bonds Capital Appreciation Series 1994B Escrowed to Maturity (NPFGC)(b) 09/01/21	0.000%	2,210,000	1,964,138
Lancaster County Solid Waste Management Authority Revenue Bonds Series 2013A 12/15/29	5.250%	3,000,000	3,483,120
Northampton County General Purpose Authority Revenue Bonds Saint Luke's Hospital Project Series 2008A 08/15/20	5.000%	3,480,000	3,818,708
08/15/21	5.125%	3,715,000	4,087,132
08/15/22	5.250%	1,965,000	2,168,613
Pennsylvania Turnpike Commission Revenue Bonds Subordinated Series 2011A 12/01/31	5.625%	8,150,000	9,215,205

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
18

Columbia AMT-Free Intermediate Muni Bond Fund

Portfolio of Investments (continued)

October 31, 2014

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Pennsylvania Turnpike Commission(a) Revenue Bonds Capital Appreciation Subordinated Series 2010B-2 12/01/24	0.000%	20,000,000	21,624,000
Total			72,155,614
Rhode Island 1.9%
City of Cranston Unlimited General Obligation Bonds Series 2008 (AGM) 07/01/26	4.750%	900,000	1,000,008
07/01/27	4.750%	945,000	1,050,008
Providence Housing Authority Revenue Bonds Capital Fund Series 2008 09/01/24	5.000%	565,000	622,105
09/01/26	5.000%	310,000	338,712
09/01/27	5.000%	690,000	752,507
Rhode Island Convention Center Authority Refunding Revenue Bonds Series 2005A (AGM) 05/15/23	5.000%	4,000,000	4,099,240
Rhode Island Depositors Economic Protection Corp. Prerefunded Revenue Bonds Series 1993A Escrowed to Maturity (AGM) 08/01/21	5.750%	2,165,000	2,715,213
Rhode Island Economic Development Corp. Revenue Bonds East Greenwich Free Library Association Series 2004 06/15/24	5.750%	415,000	415,137
Grant Anticipation-Department of Transportation Series 2009A (AGM) 06/15/21	5.250%	2,000,000	2,267,520
Providence Place Mall Senior Series 2000 07/01/20	6.125%	1,175,000	1,175,106
Series 2008C (AGM) 07/01/17	5.000%	2,245,000	2,456,389
Rhode Island Health & Educational Building Corp. Refunding Revenue Bonds Hospital Financing-Lifespan Obligation Series 2006A (AGM) 05/15/26	5.000%	2,000,000	2,074,080
University of Rhode Island Series 2008A 09/15/28	6.500%	3,000,000	3,527,040
Revenue Bonds Bond Financing Program Series 2009 05/15/25	5.000%	1,515,000	1,742,083

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Brown University Series 2007 09/01/18	5.000%	1,000,000	1,115,410
Higher Education-Johnson & Wales Series 1999 (NPFGC) 04/01/18	5.500%	1,420,000	1,607,468
Hospital Financing-Lifespan Obligation Series 2009A (AGM) 05/15/27	6.125%	400,000	462,776
05/15/30	6.250%	500,000	579,740
New England Institute of Technology Series 2010 03/01/24	5.000%	1,145,000	1,270,160
Providence Public Schools Financing Program Series 2006A (AGM) 05/15/23	5.000%	2,000,000	2,110,660
Series 2007A (AGM) 05/15/22	5.000%	2,000,000	2,150,160
Series 2007C (AGM) 05/15/21	5.000%	1,500,000	1,606,215
Public Schools Financing Program Series 2007B (AMBAC) 05/15/19	4.250%	250,000	250,683
University of Rhode Island Series 2009A (AGM) 09/15/24	4.750%	1,000,000	1,101,160
Rhode Island Student Loan Authority Revenue Bonds Program Senior Series 2010A 12/01/20	4.600%	885,000	939,189
State of Rhode Island Certificate of Participation Lease-Training School Project Series 2005A (NPFGC) 10/01/19	5.000%	1,200,000	1,252,608
Unlimited General Obligation Refunding Bonds Consolidated Capital Development Loan Series 2006A (AGM) 08/01/20	4.500%	1,750,000	1,864,642
Total			40,546,019
South Carolina 1.2%
County of Florence Refunding Revenue Bonds McLeod Regional Medical Center Project Series 2014 11/01/31	5.000%	3,250,000	3,762,330
11/01/32	5.000%	4,900,000	5,645,192
County of Greenwood Refunding Revenue Bonds Self Regional Healthcare Series 2012B 10/01/31	5.000%	5,000,000	5,589,900

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
19

Columbia AMT-Free Intermediate Muni Bond Fund

Portfolio of Investments (continued)

October 31, 2014

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Greenville County School District Refunding Revenue Bonds Building Equity Sooner Series 2005 12/01/18	5.500%	5,000,000	5,881,500
South Carolina Jobs-Economic Development Authority Revenue Bonds Lutheran Homes of South Carolina Obligation Group Series 2013 05/01/28	5.000%	3,500,000	3,637,515
York Preparatory Academy Project Series 2014A 11/01/33	7.000%	590,000	640,356
Total			25,156,793
South Dakota 0.2%
South Dakota Health & Educational Facilities Authority Revenue Bonds Regional Health Series 2011 09/01/19	5.000%	1,250,000	1,450,438
09/01/20	5.000%	1,250,000	1,468,237
09/01/21	5.000%	1,000,000	1,156,410
Total			4,075,085
Texas 8.5%
Central Texas Regional Mobility Authority Revenue Bonds Senior Lien Series 2010 01/01/19	5.750%	750,000	868,883
01/01/20	5.750%	1,250,000	1,472,587
Series 2011 01/01/31	5.750%	15,230,000	17,589,736
City Public Service Board of San Antonio Prerefunded 02/01/15 Revenue Bonds Series 2005 02/01/18	5.000%	10,000,000	10,121,600
City of Austin Refunding Revenue Bonds Subordinated Lien Series 1998 (NPFGC) 05/15/18	5.250%	1,100,000	1,259,621
City of Corpus Christi Utility System Prerefunded 07/15/15 Revenue Bonds Series 2005A (AMBAC) 07/15/19	5.000%	2,000,000	2,068,300
City of Houston Airport System Refunding Revenue Bonds Subordinated Lien Series 2012B 07/01/28	5.000%	7,000,000	8,040,060

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
City of Houston Refunding Revenue Bonds Convention & Entertainment Facilities Series 2014 09/01/30	5.000%	1,000,000	1,153,530
City of Houston(b) Revenue Bonds Capital Appreciation-Convention Series 2001B (AMBAC) 09/01/17	0.000%	2,000,000	1,914,020
Conroe Independent School District Unlimited General Obligation Bonds School Building Series 2009A 02/15/25	5.250%	1,135,000	1,284,400
Dallas County Community College District Limited General Obligation Bonds Series 2009 02/15/20	5.000%	750,000	873,173
Dallas/Fort Worth International Airport Refunding Revenue Bonds Series 2012B 11/01/28	5.000%	21,380,000	24,696,893
Dripping Springs Independent School District Prerefunded 02/15/17 Unlimited General Obligation Bonds School Building Series 2008 (Permanent School Fund Guarantee) 02/15/26	5.000%	1,000,000	1,102,400
Duncanville Independent School District Unlimited General Obligation Refunding Bonds Capital Appreciation Series 2005 (Permanent School Fund Guarantee)(b) 02/15/22	0.000%	2,000,000	1,718,760
Harris County Industrial Development Corp. Revenue Bonds Deer Park Refining Project Series 2008 05/01/18	4.700%	12,000,000	13,061,880
Houston Higher Education Finance Corp. Revenue Bonds Cosmos Foundation, Inc. Series 2011A 05/15/31	6.500%	1,000,000	1,201,460
Lewisville Independent School District Unlimited General Obligation Bonds School Building Series 2009 08/15/21	5.000%	1,000,000	1,159,670
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
20

Columbia AMT-Free Intermediate Muni Bond Fund

Portfolio of Investments (continued)

October 31, 2014

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Lower Colorado River Authority Refunding Revenue Bonds LCRA Transmission Services Corp. Series 2011 05/15/27	5.000%	11,195,000	12,568,515
North Central Texas Health Facility Development Corp. Revenue Bonds Hospital-Presbyterian Healthcare Series 1996B Escrowed to Maturity (NPFGC) 06/01/16	5.500%	6,470,000	6,787,289
North Harris County Regional Water Authority Revenue Bonds Senior Lien Series 2008 12/15/20	5.250%	4,415,000	5,060,605
North Texas Tollway Authority Refunding Revenue Bonds System-1st Tier Series 2008A 01/01/22	6.000%	14,000,000	15,973,580
North Texas Tollway Authority(a) Refunding Revenue Bonds System-1st Tier Series 2008E-3 01/01/38	5.750%	9,350,000	9,899,873
SA Energy Acquisition Public Facility Corp. Revenue Bonds Gas Supply Series 2007 08/01/16	5.250%	4,450,000	4,769,154
Sam Rayburn Municipal Power Agency Refunding Revenue Bonds Series 2012 10/01/21	5.000%	2,300,000	2,683,364
San Juan Higher Education Finance Authority Revenue Bonds Idea Public Schools Series 2010A 08/15/20	5.125%	1,600,000	1,774,000
08/15/24	5.750%	1,590,000	1,799,928
Southwest Higher Education Authority, Inc. Revenue Bonds Southern Methodist University Project Series 2009 10/01/26	5.000%	1,000,000	1,160,610
Spring Independent School District Unlimited General Obligation Bonds Schoolhouse Series 2009 (Permanent School Fund Guarantee) 08/15/21	5.000%	750,000	861,720

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Tarrant County Cultural Education Facilities Finance Corp. Revenue Bonds Air Force Villages, Inc. Obligation Group Series 2007 05/15/27	5.125%	4,500,000	4,572,495
Texas City Industrial Development Corp. Refunding Revenue Bonds Arco Pipe Line Co. Project Series 1990 10/01/20	7.375%	3,000,000	3,921,840
University of Houston Refunding Revenue Bonds Series 2009 02/15/21	5.000%	1,000,000	1,151,060
University of Texas System (The) Prerefunded 02/15/17 Revenue Bonds Financing System Series 2006D 08/15/18	5.000%	8,455,000	9,324,935
Refunding Revenue Bonds Financing System Series 2004A 08/15/17	5.250%	2,000,000	2,258,760
Unrefunded Revenue Bonds Financing System Series 2006D 08/15/18	5.000%	1,545,000	1,698,465
Uptown Development Authority Tax Allocation Bonds Infrastructure Improvement Facilities Series 2009 09/01/22	5.000%	750,000	826,575
West Harris County Regional Water Authority Revenue Bonds Series 2009 12/15/25	5.000%	1,000,000	1,117,580
Total			177,797,321
Utah 0.8%
Intermountain Power Agency Refunding Revenue Bonds Subordinated Series 2007A (AMBAC) 07/01/17	5.000%	15,000,000	16,730,550
Virgin Islands 0.6%
Virgin Islands Public Finance Authority Refunding Revenue Bonds Series 2013B(e) 10/01/24	5.000%	9,565,000	11,053,027

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
21

Columbia AMT-Free Intermediate Muni Bond Fund

Portfolio of Investments (continued)

October 31, 2014

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Virgin Islands Water & Power Authority Refunding Revenue Bonds Series 2012A(e) 07/01/21	4.000%	625,000	639,138
Total			11,692,165
Virginia 1.2%
Augusta County Economic Development Authority Refunding Revenue Bonds Augusta Health Care, Inc. Series 2003 09/01/18	5.250%	1,500,000	1,695,150
Dulles Town Center Community Development Authority Refunding Special Assessment Bonds Dulles Town Center Project Series 2012 03/01/26	4.250%	1,000,000	989,310
Virginia College Building Authority Prerefunded 09/01/18 Revenue Bonds Public Higher Education Financing Series 2009 09/01/24	5.000%	5,000	5,783
Unrefunded Revenue Bonds Public Higher Education Financing Series 2009 09/01/24	5.000%	995,000	1,134,549
Virginia Gateway Community Development Authority Refunding Special Assessment Bonds Series 2012 03/01/30	5.000%	1,500,000	1,554,750
Virginia Public School Authority Refunding Revenue Bonds School Financing 1997 Resolution Series 2005B 08/01/16	5.250%	13,995,000	15,179,537
Virginia Resources Authority Revenue Bonds State Revolving Fund Series 2009 10/01/22	5.000%	500,000	587,030
Subordinated Revenue Bonds Clean Water State Revolving Fund Subordinated Series 2007 10/01/17	5.000%	3,760,000	4,228,834
Total			25,374,943
Washington 1.1%
Energy Northwest Revenue Bonds Columbia Generating Station Series 2007D 07/01/22	5.000%	1,000,000	1,107,950

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
State of Washington Prerefunded 01/01/18 Unlimited General Obligation Bonds Series 2008D 01/01/20	5.000%	1,000,000	1,134,760
Unlimited General Obligation Bonds Motor Vehicle Fuel Tax Series 2010B 08/01/26	5.000%	18,270,000	21,116,649
Total			23,359,359
West Virginia 0.2%
West Virginia Hospital Finance Authority Revenue Bonds Charleston Area Medical Center, Inc. Series 1993A Escrowed to Maturity 09/01/23	6.500%	3,980,000	4,964,135
Wisconsin 1.6%
State of Wisconsin Revenue Bonds Series 2009A 05/01/22	5.000%	1,000,000	1,158,010
05/01/23	5.125%	14,000,000	16,255,120
Wisconsin Health & Educational Facilities Authority Refunding Revenue Bonds Rogers Memorial Hospital, Inc. Series 2014A 07/01/34	5.000%	2,500,000	2,753,450
Wheaton Healthcare Series 2006B 08/15/23	5.125%	13,065,000	13,874,769
Total			34,041,349
Total Municipal Bonds (Cost: $1,881,331,463)			2,072,578,282
Money Market Funds 0.5%
		Shares	Value ($)
Dreyfus Tax-Exempt Cash Management Fund, 0.000%(h)		10,419,051	10,419,051
Total Money Market Funds (Cost: $10,419,051)			10,419,051
Total Investments (Cost: $1,891,750,514)			2,082,997,333
Other Assets & Liabilities, Net			11,855,929
Net Assets			2,094,853,262

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
22

Columbia AMT-Free Intermediate Muni Bond Fund

Portfolio of Investments (continued)

October 31, 2014

Notes to Portfolio of Investments

(a)  Variable rate security.

(b)  Zero coupon bond.

(c)  Identifies securities considered by the Investment Manager to be illiquid as to their marketability. The aggregate value of such securities at October 31, 2014 was $921,810, which represents 0.04% of net assets. Information concerning such security holdings at October 31, 2014 is as follows:

Security Description	Acquisition Dates	Cost ($)
Capital Trust Agency, Inc. Revenue Bonds Atlantic Housing Foundation Subordinated Series 2008B 07/15/32 7.000%	7/23/08	1,835,000
Sterling Hill Community Development District Special Assessment Bonds Series 2003B 11/01/10 5.500%	10/23/03	149,141

(d)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2014, the value of these securities amounted to $21,930,918 or 1.05% of net assets.

(e)  Municipal obligations include debt obligations issued by or on behalf of territories, possessions, or sovereign nations within the territorial boundaries of the United States. At October 31, 2014, the value of these securities amounted to $24,109,958 or 1.15% of net assets.

(f)  Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At October 31, 2014, the value of these securities amounted to $96,097, which represents less than 0.01% of net assets.

(g)  Represents a security purchased on a when-issued or delayed delivery basis.

(h)  The rate shown is the seven-day current annualized yield at October 31, 2014.

Abbreviation Legend

ACA  ACA Financial Guaranty Corporation

AGM  Assured Guaranty Municipal Corporation

AMBAC  Ambac Assurance Corporation

BHAC  Berkshire Hathaway Assurance Corporation

BNY  Bank of New York

FGIC  Financial Guaranty Insurance Company

NPFGC  National Public Finance Guarantee Corporation

TCRS  Transferable Custodial Receipts

XLCA  XL Capital Assurance

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
23

Columbia AMT-Free Intermediate Muni Bond Fund

Portfolio of Investments (continued)

October 31, 2014

Fair Value Measurements (continued)

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
24

Columbia AMT-Free Intermediate Muni Bond Fund

Portfolio of Investments (continued)

October 31, 2014

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at October 31, 2014:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Bonds
Municipal Bonds	—	2,072,578,282	—	2,072,578,282
Total Bonds	—	2,072,578,282	—	2,072,578,282
Mutual Funds
Money Market Funds	10,419,051	—	—	10,419,051
Total Mutual Funds	10,419,051	—	—	10,419,051
Total	10,419,051	2,072,578,282	—	2,082,997,333

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
25

Columbia AMT-Free Intermediate Muni Bond Fund

Statement of Assets and Liabilities

October 31, 2014

Assets
Investments, at value
(identified cost $1,891,750,514)	$2,082,997,333
Cash	1,403,976
Receivable for:
Capital shares sold	1,585,346
Interest	27,558,822
Expense reimbursement due from Investment Manager	6,066
Prepaid expenses	17,028
Trustees' deferred compensation plan	206,938
Total assets	2,113,775,509
Liabilities
Payable for:
Investments purchased on a delayed delivery basis	11,051,136
Capital shares purchased	847,567
Dividend distributions to shareholders	6,092,934
Investment management fees	22,724
Distribution and/or service fees	2,504
Transfer agent fees	355,169
Administration fees	3,650
Compensation of board members	287,056
Chief compliance officer expenses	101
Other expenses	52,468
Trustees' deferred compensation plan	206,938
Total liabilities	18,922,247
Net assets applicable to outstanding capital stock	$2,094,853,262
Represented by
Paid-in capital	$1,922,889,945
Undistributed net investment income	1,847,196
Accumulated net realized loss	(21,130,698)
Unrealized appreciation (depreciation) on:
Investments	191,246,819
Total — representing net assets applicable to outstanding capital stock	$2,094,853,262

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
26

Columbia AMT-Free Intermediate Muni Bond Fund

Statement of Assets and Liabilities (continued)

October 31, 2014

Class A
Net assets	$220,672,833
Shares outstanding	20,406,300
Net asset value per share	$10.81
Maximum offering price per share(a)	$11.17
Class B
Net assets	$528,448
Shares outstanding	48,879
Net asset value per share	$10.81
Class C
Net assets	$52,507,255
Shares outstanding	4,854,989
Net asset value per share	$10.82
Class R4
Net assets	$336,210
Shares outstanding	31,112
Net asset value per share	$10.81
Class R5
Net assets	$2,088,060
Shares outstanding	193,402
Net asset value per share	$10.80
Class T
Net assets	$15,340,887
Shares outstanding	1,418,677
Net asset value per share	$10.81
Maximum offering price per share(a)	$11.35
Class Z
Net assets	$1,803,379,569
Shares outstanding	166,686,404
Net asset value per share	$10.82

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 3.25% for Class A and 4.75% for Class T.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
27

Columbia AMT-Free Intermediate Muni Bond Fund

Statement of Operations

Year Ended October 31, 2014

Net investment income
Income:
Dividends	$981
Interest	85,357,010
Total income	85,357,991
Expenses:
Investment management fees	8,262,651
Distribution and/or service fees
Class A	413,968
Class B	5,403
Class C	426,894
Class T	24,207
Transfer agent fees
Class A	380,658
Class B	1,172
Class C	92,388
Class R4	330
Class R5	665
Class T	29,700
Class Z	3,332,665
Administration fees	1,327,108
Compensation of board members	100,609
Custodian fees	11,958
Printing and postage fees	66,619
Registration fees	138,617
Professional fees	85,599
Chief compliance officer expenses	1,043
Other	48,795
Total expenses	14,751,049
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(2,332,871)
Fees waived by Distributor — Class C	(74,080)
Expense reductions	(580)
Total net expenses	12,343,518
Net investment income	73,014,473
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	4,533,538
Net realized gain	4,533,538
Net change in unrealized appreciation (depreciation) on:
Investments	48,616,035
Net change in unrealized appreciation	48,616,035
Net realized and unrealized gain	53,149,573
Net increase in net assets resulting from operations	$126,164,046

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
28

Columbia AMT-Free Intermediate Muni Bond Fund

Statement of Changes in Net Assets

	Year Ended October 31, 2014	Year Ended October 31, 2013(a)(b)
Operations
Net investment income	$73,014,473	$84,491,605
Net realized gain (loss)	4,533,538	(4,452,191)
Net change in unrealized appreciation (depreciation)	48,616,035	(115,450,512)
Net increase (decrease) in net assets resulting from operations	126,164,046	(35,411,098)
Distributions to shareholders
Net investment income
Class A	(6,904,688)	(6,652,613)
Class B	(17,104)	(34,607)
Class C	(1,422,943)	(1,642,196)
Class R4	(6,312)	(1,016)
Class R5	(48,077)	(616)
Class T	(546,915)	(593,209)
Class Z	(64,062,692)	(75,543,282)
Total distributions to shareholders	(73,008,731)	(84,467,539)
Decrease in net assets from capital stock activity	(118,998,163)	(482,843,549)
Total decrease in net assets	(65,842,848)	(602,722,186)
Net assets at beginning of year	2,160,696,110	2,763,418,296
Net assets at end of year	$2,094,853,262	$2,160,696,110
Undistributed net investment income	$1,847,196	$1,843,224

(a) Class R4 shares are based on operations from March 19, 2013 (commencement of operations) through the stated period end.

(b) Class R5 shares are based on operations from November 8, 2012 (commencement of operations) through the stated period end.

The accompanying Notes to Financial Statements are an integral part of this statement.

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Columbia AMT-Free Intermediate Muni Bond Fund

Statement of Changes in Net Assets (continued)

	Year Ended October 31, 2014		Year Ended October 31, 2013(a)(b)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(c)	4,526,587	48,302,486	4,873,576	52,497,246
Distributions reinvested	505,233	5,395,324	466,757	5,024,560
Redemptions	(3,704,492)	(39,371,195)	(5,493,862)	(58,735,063)
Net increase (decrease)	1,327,328	14,326,615	(153,529)	(1,213,257)
Class B shares
Subscriptions	332	3,542	6,230	68,751
Distributions reinvested	1,050	11,181	1,913	20,665
Redemptions(c)	(35,636)	(377,269)	(91,998)	(993,231)
Net decrease	(34,254)	(362,546)	(83,855)	(903,815)
Class C shares
Subscriptions	998,776	10,675,703	1,413,617	15,439,047
Distributions reinvested	99,584	1,062,385	113,194	1,218,453
Redemptions	(1,149,387)	(12,210,269)	(1,490,734)	(15,988,496)
Net increase (decrease)	(51,027)	(472,181)	36,077	669,004
Class R4 shares
Subscriptions	30,870	332,600	28,956	302,500
Distributions reinvested	569	6,063	92	972
Redemptions	(29,375)	(310,454)	—	—
Net increase	2,064	28,209	29,048	303,472
Class R5 shares
Subscriptions	197,227	2,088,076	5,885	62,491
Distributions reinvested	4,458	47,772	52	541
Redemptions	(14,169)	(151,179)	(51)	(534)
Net increase	187,516	1,984,669	5,886	62,498
Class T shares
Subscriptions	5,276	56,311	10,509	113,164
Distributions reinvested	36,163	385,839	38,670	416,574
Redemptions	(213,204)	(2,279,400)	(281,318)	(3,013,712)
Net decrease	(171,765)	(1,837,250)	(232,139)	(2,483,974)
Class Z shares
Subscriptions	20,966,649	223,189,879	29,873,064	325,676,539
Distributions reinvested	504,587	5,388,725	518,290	5,587,311
Redemptions	(34,043,952)	(361,244,283)	(75,431,524)	(810,541,327)
Net decrease	(12,572,716)	(132,665,679)	(45,040,170)	(479,277,477)
Total net decrease	(11,312,854)	(118,998,163)	(45,438,682)	(482,843,549)

(a) Class R4 shares are based on operations from March 19, 2013 (commencement of operations) through the stated period end.

(b) Class R5 shares are based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(c) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

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Columbia AMT-Free Intermediate Muni Bond Fund

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended October 31,
Class A	2014		2013		2012		2011		2010
Per share data
Net asset value, beginning of period	$10.54		$11.03		$10.56		$10.58		$10.22
Income from investment operations:
Net investment income	0.36		0.34		0.35		0.37		0.36
Net realized and unrealized gain (loss)	0.27		(0.49)		0.47		(0.02)		0.36
Total from investment operations	0.63		(0.15)		0.82		0.35		0.72
Less distributions to shareholders:
Net investment income	(0.36)		(0.34)		(0.35)		(0.37)		(0.36)
Total distributions to shareholders	(0.36)		(0.34)		(0.35)		(0.37)		(0.36)
Proceeds from regulatory settlements	—		—		0.00	(a)	—		0.00	(a)
Net asset value, end of period	$10.81		$10.54		$11.03		$10.56		$10.58
Total return	6.03%		(1.39%)		7.88%		3.43%		7.13%
Ratios to average net assets(b)
Total gross expenses	0.87%		0.86%		0.86%		0.86%		0.75%
Total net expenses(c)	0.75	%(d)	0.74	%(d)	0.74	%(d)	0.73	%(d)	0.75	%(d)
Net investment income	3.34%		3.14%		3.22%		3.52%		3.43%
Supplemental data
Net assets, end of period (in thousands)	$220,673		$201,053		$212,161		$187,355		$98,208
Portfolio turnover	9%		15%		10%		9%		13%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

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Columbia AMT-Free Intermediate Muni Bond Fund

Financial Highlights (continued)

	Year Ended October 31,
Class B	2014		2013		2012		2011		2010
Per share data
Net asset value, beginning of period	$10.54		$11.03		$10.56		$10.58		$10.22
Income from investment operations:
Net investment income	0.29		0.27		0.28		0.30		0.29
Net realized and unrealized gain (loss)	0.27		(0.49)		0.47		(0.02)		0.36
Total from investment operations	0.56		(0.22)		0.75		0.28		0.65
Less distributions to shareholders:
Net investment income	(0.29)		(0.27)		(0.28)		(0.30)		(0.29)
Total distributions to shareholders	(0.29)		(0.27)		(0.28)		(0.30)		(0.29)
Proceeds from regulatory settlements	—		—		0.00	(a)	—		0.00	(a)
Net asset value, end of period	$10.81		$10.54		$11.03		$10.56		$10.58
Total return	5.35%		(2.02%)		7.17%		2.76%		6.44%
Ratios to average net assets(b)
Total gross expenses	1.52%		1.51%		1.51%		1.52%		1.40%
Total net expenses(c)	1.40	%(d)	1.39	%(d)	1.39	%(d)	1.40	%(d)	1.40	%(d)
Net investment income	2.69%		2.47%		2.58%		2.85%		2.80%
Supplemental data
Net assets, end of period (in thousands)	$528		$876		$1,842		$2,494		$3,285
Portfolio turnover	9%		15%		10%		9%		13%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

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32

Columbia AMT-Free Intermediate Muni Bond Fund

Financial Highlights (continued)

	Year Ended October 31,
Class C	2014		2013		2012		2011		2010
Per share data
Net asset value, beginning of period	$10.54		$11.03		$10.56		$10.58		$10.22
Income from investment operations:
Net investment income	0.30		0.32		0.33		0.35		0.34
Net realized and unrealized gain (loss)	0.28		(0.49)		0.47		(0.02)		0.36
Total from investment operations	0.58		(0.17)		0.80		0.33		0.70
Less distributions to shareholders:
Net investment income	(0.30)		(0.32)		(0.33)		(0.35)		(0.34)
Total distributions to shareholders	(0.30)		(0.32)		(0.33)		(0.35)		(0.34)
Proceeds from regulatory settlements	—		—		0.00	(a)	—		0.00	(a)
Net asset value, end of period	$10.82		$10.54		$11.03		$10.56		$10.58
Total return	5.60%		(1.58%)		7.66%		3.22%		6.92%
Ratios to average net assets(b)
Total gross expenses	1.52%		1.51%		1.51%		1.52%		1.40%
Total net expenses(c)	1.26	%(d)	0.94	%(d)	0.94	%(d)	0.93	%(d)	0.95	%(d)
Net investment income	2.83%		2.94%		3.01%		3.33%		3.23%
Supplemental data
Net assets, end of period (in thousands)	$52,507		$51,706		$53,729		$35,541		$21,903
Portfolio turnover	9%		15%		10%		9%		13%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

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33

Columbia AMT-Free Intermediate Muni Bond Fund

Financial Highlights (continued)

	Year Ended October 31,
Class R4	2014		2013(a)
Per share data
Net asset value, beginning of period	$10.53		$10.93
Income from investment operations:
Net investment income	0.38		0.23
Net realized and unrealized gain (loss)	0.27		(0.41)
Total from investment operations	0.65		(0.18)
Less distributions to shareholders:
Net investment income	(0.37)		(0.22)
Total distributions to shareholders	(0.37)		(0.22)
Net asset value, end of period	$10.81		$10.53
Total return	6.31%		(1.61%)
Ratios to average net assets(b)
Total gross expenses	0.67%		0.65	%(c)
Total net expenses(d)	0.55	%(e)	0.54	%(c)(e)
Net investment income	3.55%		3.66	%(c)
Supplemental data
Net assets, end of period (in thousands)	$336		$306
Portfolio turnover	9%		15%

Notes to Financial Highlights

(a)  Based on operations from March 19, 2013 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

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Columbia AMT-Free Intermediate Muni Bond Fund

Financial Highlights (continued)

	Year Ended October 31,
Class R5	2014	2013(a)
Per share data
Net asset value, beginning of period	$10.52	$11.07
Income from investment operations:
Net investment income	0.39	0.37
Net realized and unrealized gain (loss)	0.28	(0.56)
Total from investment operations	0.67	(0.19)
Less distributions to shareholders:
Net investment income	(0.39)	(0.36)
Total distributions to shareholders	(0.39)	(0.36)
Net asset value, end of period	$10.80	$10.52
Total return	6.44%	(1.73%)
Ratios to average net assets(b)
Total gross expenses	0.53%	0.52	%(c)
Total net expenses(d)	0.47%	0.45	%(c)
Net investment income	3.62%	3.62	%(c)
Supplemental data
Net assets, end of period (in thousands)	$2,088	$62
Portfolio turnover	9%	15%

Notes to Financial Highlights

(a)  Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

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35

Columbia AMT-Free Intermediate Muni Bond Fund

Financial Highlights (continued)

	Year Ended October 31,
Class T	2014		2013		2012		2011		2010
Per share data
Net asset value, beginning of period	$10.54		$11.03		$10.56		$10.58		$10.22
Income from investment operations:
Net investment income	0.36		0.35		0.36		0.37		0.36
Net realized and unrealized gain (loss)	0.27		(0.50)		0.47		(0.01)		0.36
Total from investment operations	0.63		(0.15)		0.83		0.36		0.72
Less distributions to shareholders:
Net investment income	(0.36)		(0.34)		(0.36)		(0.38)		(0.36)
Total distributions to shareholders	(0.36)		(0.34)		(0.36)		(0.38)		(0.36)
Proceeds from regulatory settlements	—		—		0.00	(a)	—		0.00	(a)
Net asset value, end of period	$10.81		$10.54		$11.03		$10.56		$10.58
Total return	6.09%		(1.34%)		7.93%		3.48%		7.19%
Ratios to average net assets(b)
Total gross expenses	0.82%		0.81%		0.81%		0.81%		0.70%
Total net expenses(c)	0.70	%(d)	0.69	%(d)	0.69	%(d)	0.68	%(d)	0.70	%(d)
Net investment income	3.39%		3.19%		3.28%		3.56%		3.49%
Supplemental data
Net assets, end of period (in thousands)	$15,341		$16,759		$20,105		$19,780		$10,243
Portfolio turnover	9%		15%		10%		9%		13%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
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Columbia AMT-Free Intermediate Muni Bond Fund

Financial Highlights (continued)

	Year Ended October 31,
Class Z	2014		2013		2012		2011		2010
Per share data
Net asset value, beginning of period	$10.54		$11.04		$10.57		$10.58		$10.22
Income from investment operations:
Net investment income	0.38		0.36		0.37		0.39		0.38
Net realized and unrealized gain (loss)	0.28		(0.50)		0.47		(0.01)		0.36
Total from investment operations	0.66		(0.14)		0.84		0.38		0.74
Less distributions to shareholders:
Net investment income	(0.38)		(0.36)		(0.37)		(0.39)		(0.38)
Total distributions to shareholders	(0.38)		(0.36)		(0.37)		(0.39)		(0.38)
Proceeds from regulatory settlements	—		—		0.00	(a)	—		0.00	(a)
Net asset value, end of period	$10.82		$10.54		$11.04		$10.57		$10.58
Total return	6.34%		(1.28%)		8.07%		3.69%		7.35%
Ratios to average net assets(b)
Total gross expenses	0.67%		0.66%		0.66%		0.66%		0.55%
Total net expenses(c)	0.55	%(d)	0.54	%(d)	0.54	%(d)	0.54	%(d)	0.55	%(d)
Net investment income	3.54%		3.33%		3.42%		3.74%		3.64%
Supplemental data
Net assets, end of period (in thousands)	$1,803,380		$1,889,934		$2,475,582		$2,226,049		$2,365,718
Portfolio turnover	9%		15%		10%		9%		13%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

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Columbia AMT-Free Intermediate Muni Bond Fund

Notes to Financial Statements

October 31, 2014

Note 1. Organization

Columbia AMT-Free Intermediate Muni Bond Fund (formerly known as Columbia Intermediate Municipal Bond Fund) (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Effective July 7, 2014, Columbia Intermediate Municipal Bond Fund was renamed Columbia AMT-Free Intermediate Muni Bond Fund.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class R4, Class R5, Class T and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges.

Class A shares are subject to a maximum front-end sales charge of 3.25% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 3.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund's prospectus.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class T shares are subject to a maximum front-end sales charge of 4.75% based on the investment amount. Class T shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a CDSC if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase. Class T shares are available only to investors who received (and who have continuously held) Class T shares in connection with previous fund reorganizations.

Class Z shares are not subject to sales charges and are available only to eligible investors, which are subject to different investment minimums as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP) which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Investments in open-end investment companies, including money market funds, are valued at their net asset value.

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Columbia AMT-Free Intermediate Muni Bond Fund

Notes to Financial Statements (continued)

October 31, 2014

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Dividend income is recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt and taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines

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39

Columbia AMT-Free Intermediate Muni Bond Fund

Notes to Financial Statements (continued)

October 31, 2014

from 0.41% to 0.25% as the Fund's net assets increase. The effective investment management fee rate for the year ended October 31, 2014 was 0.40% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.07% to 0.04% as the Fund's net assets increase. The effective administration fee rate for the year ended October 31, 2014 was 0.06% of the Fund's average daily net assets.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. The Trust's eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

Effective November 1, 2014, the Transfer Agent receives a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. Prior to November 1, 2014, the Transfer Agent received a monthly account-based service fee based on the number of open accounts. In addition, the Transfer Agent also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which receive a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agent fees for Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to Class R5 shares.

For the year ended October 31, 2014, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.18%
Class B	0.18
Class C	0.18
Class R4	0.19
Class R5	0.05
Class T	0.18
Class Z	0.18

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended October 31, 2014, these minimum account balance fees reduced total expenses of the Fund by $580.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.20% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.65% of the average daily net assets attributable to Class B and Class C shares only.

Prior to March 1, 2014, the Distributor voluntarily waived a portion of the distribution fee for Class C shares so that the

Annual Report 2014
40

Columbia AMT-Free Intermediate Muni Bond Fund

Notes to Financial Statements (continued)

October 31, 2014

distribution fee did not exceed 0.20% annually of the average daily net assets attributable to Class C shares. This arrangement was terminated on March 1, 2014.

Shareholder Services Fees

The Fund has adopted a shareholder services plan that permits it to pay for certain services provided to Class T shareholders by their selling and/or servicing agents. The Fund may pay shareholder servicing fees up to an aggregate annual rate of 0.40% of the Fund's average daily net assets attributable to Class T shares (comprised of up to 0.20% for shareholder liaison services and up to 0.20% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.15% of the Fund's average daily net assets attributable to Class T shares. In addition, the servicing fee for Class T shares will be waived by selling and/or servicing agents to the extent necessary to prevent the net investment income for the Class T shares from falling below 0.00% on a daily basis. The shareholder services fee for the year ended October 31, 2014 was 0.15% of the Fund's average daily net assets attributable to Class T shares.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $122,377 for Class A, $381 for Class B, $834 for Class C and $85 for Class T shares for the year ended October 31, 2014.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

	March 1, 2014 through February 28, 2015	Prior to March 1, 2014
Class A	0.76%	0.74%
Class B	1.41	1.39
Class C	1.41	1.39
Class R4	0.56	0.54
Class R5	0.47	0.45
Class T	0.71	0.69
Class Z	0.56	0.54

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties. Class C distribution fees waived by the Distributor prior to March 1, 2014, as discussed above, are in addition to the waiver/reimbursement commitment under the agreement.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At October 31, 2014, these differences are primarily due to differing treatment for capital loss carryforwards, principal and/or interest from fixed income securities, Trustees' deferred compensation, distributions and tax straddles. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$(1,770)
Accumulated net realized loss	1,771
Paid-in capital	(1)

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended October 31,	2014	2013
Ordinary income	$215,911	$312,241
Tax-exempt income	72,792,820	84,155,298
Total	$73,008,731	84,467,539

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

Annual Report 2014
41

Columbia AMT-Free Intermediate Muni Bond Fund

Notes to Financial Statements (continued)

October 31, 2014

At October 31, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	$7,898,516
Capital loss carryforwards	(21,008,599)
Net unrealized appreciation	191,719,824

At October 31, 2014, the cost of investments for federal income tax purposes was $1,891,277,509 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$193,031,559
Unrealized depreciation	(1,311,735)
Net unrealized appreciation	191,719,824

The following capital loss carryforwards, determined at October 31, 2014, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
2017	832,773
2018	62,558
No expiration — short-term	18,581,374
No expiration — long-term	1,531,894
Total	21,008,599

Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused.

For the year ended October 31, 2014, $4,510,529 of capital loss carryforward was utilized.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations and certain derivatives, if any, aggregated to $193,098,822 and $284,041,017, respectively, for the year ended October 31, 2014. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Shareholder Concentration

At October 31, 2014, one unaffiliated shareholder of record owned 79.1% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 7. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. (JPMorgan) whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Effective December 10, 2013, the Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. Prior to December 10, 2013, the commitment fee was charged at the annual rate of 0.08% per annum. The commitment fee is included in other expenses in the Statement of Operations.

Effective December 9, 2014, the Fund extended its revolving credit facility with JPMorgan. The credit facility agreement, as amended, permits collective borrowings up to $550 million under the same terms and interest rates as described above.

The Fund had no borrowings during the year ended October 31, 2014.

Note 8. Significant Risks

Credit Risk

Credit risk is the risk that the value of debt securities in the Fund's portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.

Annual Report 2014
42

Columbia AMT-Free Intermediate Muni Bond Fund

Notes to Financial Statements (continued)

October 31, 2014

Interest Rate Risk

Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund's performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.

Liquidity Risk

Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund's investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted in Notes 3 and 7 above, there were no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2014
43

Columbia AMT-Free Intermediate Muni Bond Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and the Shareholders of
Columbia AMT-Free Intermediate Muni Bond Fund
(formerly Columbia Intermediate Municipal Bond Fund)

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia AMT-Free Intermediate Muni Bond Fund (formerly Columbia Intermediate Municipal Bond Fund) (the "Fund", a series of Columbia Funds Series Trust I) at October 31, 2014, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian and broker, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
December 22, 2014

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44

Columbia AMT-Free Intermediate Muni Bond Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended October 31, 2014. Shareholders will be notified in early 2015 of the amounts for use in preparing 2014 income tax returns.

Tax Designations:

Exempt-Interest Dividends	99.70%

Exempt-Interest Dividends. The percentage of net investment income distributed during the fiscal year that qualifies as exempt-interest dividends for federal income tax purposes.

Annual Report 2014
45

Columbia AMT-Free Intermediate Muni Bond Fund

Trustees and Officers

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Series Trust I.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Douglas A. Hacker (Born 1955) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996) and Chairman of the Board (since 2014)

Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 56; Spartan Stores, Inc. (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013

Janet Langford Kelly (Born 1957) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004. Oversees 56; None

Nancy T. Lukitsh (Born 1956) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010. Oversees 56; None

William E. Mayer (Born 1940) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994)

Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 56; DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Kelso Capital Corporation (investment company); Premier, Inc. (healthcare)

David M. Moffett (Born 1952) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Retired. Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007. Oversees 56; CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); MBIA Inc. (financial service provider); E.W. Scripps Co. (print and television media), Building Materials Holding Corp. (building materials and construction services); Genworth Financial, Inc. (financial and insurance products and services); and University of Oklahoma Foundation

Charles R. Nelson (Born 1942) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1981)

Retired. Professor Emeritus, University of Washington, since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters. Oversees 56; None

John J. Neuhauser (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1984)

President, Saint Michael's College, since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007. Oversees 56; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)

Patrick J. Simpson (Born 1944) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 56; None

Annual Report 2014
46

Columbia AMT-Free Intermediate Muni Bond Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Anne-Lee Verville (Born 1945) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1998)

Retired. General Manager — Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology). Oversees 56; Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
William F. Truscott (Born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474 Trustee (since 2012)

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer from 2001 to April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously, Chief Executive Officer, U.S. Asset Management & President, Annuities, from May 2010 to September 2012 and President — U.S. Asset Management and Chief Investment Officer from 2005 to April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer from 2006 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 to August 2012; Director, Threadneedle Asset Management Holdings, SARL since 2014. Oversees 188; Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Director, Ameriprise Certificate Company from 2006 to January 2013

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Born 1964	President and Principal Executive Officer (2009)

Managing Director and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC, since May 2010; and President, Columbia Funds since 2009; Managing Director, Columbia Management Advisors, LLC, from December 2004 to April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009; and senior officer of Columbia Funds and affiliated funds since 2003.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; and senior officer of Columbia Funds and affiliated funds since 2002.

Annual Report 2014
47

Columbia AMT-Free Intermediate Muni Bond Fund

Trustees and Officers (continued)

Officers (continued)

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1959	Senior Vice President (2006), Chief Legal Officer (2006) and Assistant Secretary (2011)

Senior Vice President and Assistant General Counsel — Global Asset Management, Ameriprise Financial since February 2014 (previously, Senior Vice President and Lead Chief Counsel — Asset Management, 2012 – February 2014; Vice President and Lead Chief Counsel — Asset Management, 2010 – 2012; and Vice President and Chief Counsel — Asset Management, 2005 – 2010); Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; senior officer of Columbia Funds and affiliated funds since 2006.

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc. since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America from 2005 to April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc. since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC from 2007 to April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America from 2005 to April 2010.
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Treasurer Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from 2006 to April 2010.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Vice President (2011) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously, Chief Counsel from January 2010 to January 2013, and Group Counsel from November 2008 to January 2010); Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated from July 2008 to November 2008.

Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN Born 1965	Vice President (2006)

Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010; previously, Chief Administrative Officer, from 2009 to April 2010, and Vice President — Asset Management and Trust Company Services from 2006 to 2009.

Paul D. Pearson 5228 Ameriprise Financial Center Minneapolis, MN Born 1956	Vice President (2011) and Assistant Treasurer (1999)

Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial, Inc. from 1998 to April 2010.

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	Vice President and Secretary (2010)

Vice President and Chief Counsel, Ameriprise Financial, Inc. since January 2010 (previously, Vice President and Group Counsel or Counsel from 2004 to January 2010); officer of Columbia Funds and affiliated funds since 2007.

Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Born 1957	Vice President (2006)

President and Director, Columbia Management Investment Services Corp. from May 2010 to October 2014; President and Director, Columbia Management Services, Inc. from 2004 to April 2010; and Managing Director, Columbia Management Distributors, Inc. from 2007 to April 2010.

Annual Report 2014
48

Columbia AMT-Free Intermediate Muni Bond Fund

Board Consideration and Approval of Advisory Agreement

On June 11, 2014, the Board of Trustees (the "Board") and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) of the Trust (the "Independent Trustees") unanimously approved the continuation of the Investment Management Services Agreement (the "Advisory Agreement") with Columbia Management Investment Advisers, LLC (the "Investment Manager") with respect to Columbia AMT-Free Intermediate Muni Bond Fund (the "Fund"), a series of the Trust. As detailed below, the Advisory Fees and Expenses Committee (the "Committee") and the Board met on multiple occasions to review and discuss, both among themselves and with the management team of the Investment Manager, materials provided by the Investment Manager before determining to approve the continuation of the Advisory Agreement.

In connection with their deliberations regarding the continuation of the Advisory Agreement, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Advisory Agreement, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 4, 2014, April 30, 2014 and June 10, 2014 and at Board meetings held on April 30, 2014 and June 11, 2014. In addition, the Board considers matters bearing on the Advisory Agreement at most of its other meetings throughout the year and meets regularly with senior management of the Funds and the Investment Manager. Through the Board's Investment Oversight Committees, Trustees also meet with selected Fund portfolio managers and other investment personnel at various times throughout the year. The Committee and the Board also consulted with its independent fee consultant, Fund counsel and with the Independent Trustees' independent legal counsel, who advised on various matters with respect to the Committee's and the Board's considerations and otherwise assisted the Committee and the Board in their deliberations. On June 10, 2014, the Committee recommended that the Board approve the continuation of the Advisory Agreement. On June 11, 2014, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Advisory Agreement for the Fund.

The Committee and the Board considered all information that they, their legal counsel, or the Investment Manager believed reasonably necessary to evaluate and to determine whether to approve the continuation of the Advisory Agreement. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Advisory Agreement for the Fund included the following:

•  Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;

•  Information on the Fund's advisory fees and total expenses, including information comparing the Fund's expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;

•  The Investment Manager's agreement to contractually limit or cap total operating expenses for the Fund through February 28, 2015 so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) would not exceed the annual rates of 0.76% for Class A, 1.41% for Class B, 1.41% for Class C, 0.56% for Class R4, 0.47% for Class R5, 0.71% for Class T and 0.56% for Class Z;

•  The terms and conditions of the Advisory Agreement;

•  The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including the Administrative Services Agreement, the Distribution Agreement and the Transfer and Dividend Disbursing Agent Agreement;

•  Descriptions of various functions performed by the Investment Manager under the Advisory Agreement, including portfolio management and portfolio trading practices;

•  Information regarding the management fees and investment performance of similarly-managed portfolios of other clients of the Investment Manager, including institutional separate accounts;

•  Information regarding the reputation, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;

•  Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services, including an assessment of the Investment Manager's compliance system by the Fund's Chief Compliance Officer; and

•  The profitability to the Investment Manager and its affiliates from their relationships with the Fund.

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Columbia AMT-Free Intermediate Muni Bond Fund

Board Consideration and Approval of Advisory Agreement (continued)

Nature, Extent and Quality of Services Provided under the Advisory Agreement

The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Advisory Agreement and under separate agreements for the provision of transfer agency and administrative services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board considered, among other things, the Investment Manager's ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager's investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.

The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager, which included consideration of the Investment Manager's experience with similarly-structured funds. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates, and considered the Investment Manager's ability to provide administrative services to the Fund pursuant to a separate Administrative Services Agreement, including the Investment Manager's ability to coordinate the activities of the Fund's other service providers. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Advisory Agreement supported the continuation of the Advisory Agreement.

Investment Performance

The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks and information based on reports of the independent third-party data provider that compared the performance of the Fund to the performance of a group of comparable mutual funds, and data provided by the independent fee consultant. The Committee and the Board also reviewed a description of the third party's methodology for identifying the Fund's peer groups for purposes of performance and expense comparisons. Although the Fund's performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Committee and the Board concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the Fund's Advisory Agreement. Those factors included one or more of the following: (i) that the Fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Fund's investment strategy and policies and that the Fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the Fund's investment strategy; (iii) that the Fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that the Investment Manager had taken or was taking steps designed to help improve the Fund's investment performance, including, but not limited to, replacing portfolio managers, enhancing the resources supporting the portfolio managers, or modifying investment strategies.

The Committee and the Board noted that, through December 31, 2013, the Fund's performance was in the sixtieth, thirty-sixth and fiftieth percentiles (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one-, three- and five- year periods, respectively.

The Committee and the Board also considered the Investment Manager's performance and reputation generally, the Investment Manager's historical responsiveness to Board concerns about performance, and the Investment Manager's willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund was sufficient, in light of other considerations, to warrant the continuation of the Advisory Agreement.

Investment Advisory Fee Rates and Other Expenses

The Committee and the Board considered the advisory fees charged to the Fund under the Advisory Agreement as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees under the Advisory Agreement, the Committee and the Board considered, among other information, the Fund's advisory fee and its total expense ratio as a

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50

Columbia AMT-Free Intermediate Muni Bond Fund

Board Consideration and Approval of Advisory Agreement (continued)

percentage of average daily net assets. The Committee and the Board also considered data provided by the independent fee consultant. The Committee and the Board noted that the Fund's actual management fee and net expense ratio are ranked in the second and third quintiles, respectively, (where the lowest fees and expenses would be in the first quintile) against the Fund's expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.

The Committee and the Board also received and considered information about the advisory fees charged by the Investment Manager to institutional separate accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. In evaluating the Fund's advisory fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the advisory fee rates and expenses of the Fund were sufficient, in light of other considerations, to warrant the continuation of the Advisory Agreement.

Costs of Services Provided and Profitability

The Committee and the Board also took note of the costs of the services provided (both on an absolute and relative basis) and the profitability to the Investment Manager and its affiliates in connection with their relationships with the Fund. In evaluating these considerations, the Committee and the Board took note of the advisory fees charged by the Investment Manager to other clients, including fees charged by the Investment Manager to institutional separate account clients with similar investment strategies to those of the Fund.

The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager's affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability of the Investment Manager and its affiliates of their relationships with the Fund, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2013 to profitability levels realized in 2012. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of similarly managed funds, the performance of the Fund, and the expense ratio of the Fund. The Committee and the Board also considered information provided by the Investment Manager regarding the Investment Manager's financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Advisory Agreement.

Economies of Scale

The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager's investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment advisory fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading and compliance resources. The Committee and the Board noted that the investment advisory fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.

In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as discussed above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the continuation of the Advisory Agreement.

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51

Columbia AMT-Free Intermediate Muni Bond Fund

Board Consideration and Approval of Advisory Agreement (continued)

Other Benefits to the Investment Manager

The Committee and the Board received and considered information regarding "fall-out" or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager to provide administrative services to the Fund and the engagement of the Investment Manager's affiliates to provide distribution and transfer agency services to the Fund. In this regard, among other matters, the Committee and the Board considered that the Fund's distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund's securities transactions, and reviewed information about the Investment Manager's practices with respect to allocating portfolio transactions for brokerage and research services. The Committee and the Board considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that are in place to address such possible conflicts of interest. The Committee and the Board recognized that the Investment Manager's profitability would be somewhat lower without these benefits.

Conclusion

The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Advisory Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Advisory Agreement.

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Columbia AMT-Free Intermediate Muni Bond Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2014
53

Columbia AMT-Free Intermediate Muni Bond Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and, if available, a summary prospectus, which contains this and other important information about the Fund, go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN167_10_D01_(12/14)

Annual Report

October 31, 2014

Columbia AMT-Free New York Intermediate Muni
Bond Fund

Not FDIC insured • No bank guarantee • May lose value

President's Message

Dear Shareholders,

The U.S. Economy Gained Momentum

The U.S. economy picked up momentum throughout the third quarter of 2014 with improvements in every sector. Second-quarter gross domestic product growth was revised upward to 4.6%, with expectations that third-quarter growth would also be above trend. American companies added more than 200,000 new jobs monthly, driving unemployment below 6% for the first time since 2008. Consumer spending got a boost as both income and savings rose, and confidence hit a post-recession high. After a weak start to the year, corporate profits rebounded, indicating that business remains in good shape. Rising profits led to higher capital spending. The housing market recovery remained on track, as home sales and prices trended higher, and inventories declined. Manufacturing remained a lynchpin of the economy's expansion. Even so, performance fell short of expectations at the end of the period.

Despite Momentum, Markets Remained Stagnant

The financial markets produced lackluster results, despite good economic news and the Federal Reserve's reassurance that it intended to keep short-term interest rates low for another year. A surge in global tensions and concerns that equity valuations have risen sharply put a damper on investor enthusiasm. The S&P 500 Index inched ahead 1.13%, buoyed by its concentration in large-cap stocks with a defensive edge. Traditional fixed-income sectors, including U.S. Treasuries, mortgages and securitized bonds, eked out returns of less than 1% for the quarter. Investment-grade corporate bonds and high-yield bonds lost some ground, although fundamentals for both groups remained solid. Convertible securities and U.S. Treasury inflation-protected securities pulled up the rear.

Stay on Track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation's largest asset managers. At the heart of our success and, most importantly, that of our investors, are highly talented industry professionals, brought together by a unique way of working. At Columbia Management, reaching our performance goals matters, and how we reach them matters just as much.

Visit columbiamanagement.com for:

>  The Columbia Management Perspectives blog, offering insights on current market events and investment opportunities

>  Detailed up-to-date fund performance and portfolio information

>  Quarterly fund commentaries

>  Columbia Management investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

Investing involves risk including the risk of loss of principal.

The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and, if available, a summary prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2014

Columbia AMT-Free New York Intermediate Muni Bond Fund

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	15
Statement of Operations	17
Statement of Changes in Net Assets	18
Financial Highlights	20
Notes to Financial Statements	26
Report of Independent Registered Public Accounting Firm	32
Federal Income Tax Information	33
Trustees and Officers	34
Board Consideration and Approval of Advisory Agreement	37
Important Information About This Report	41

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2014

Columbia AMT-Free New York Intermediate Muni Bond Fund

Performance Overview

Performance Summary

>  Columbia AMT-Free New York Intermediate Muni Bond Fund (the Fund) Class A shares returned 5.01% excluding sales charges for the 12-month period that ended October 31, 2014. Class Z shares of the Fund returned 5.27%.

>  During the same time period, the Barclays New York 3-15 Year Blend Municipal Bond Index (Barclays NY Index) and the Barclays 3-15 Year Blend Municipal Bond Index, which is national in scope, returned 5.67% and 6.05%, respectively.

>  The Fund's duration was shorter than that of the Barclays NY Index, which accounted for the majority of its underperformance.

Average Annual Total Returns (%) (for period ended October 31, 2014)

	Inception	1 Year	5 Years	10 Years
Class A	11/25/02
Excluding sales charges		5.01	3.94	3.50
Including sales charges		1.62	3.25	2.99
Class B	11/25/02
Excluding sales charges		4.14	3.15	2.72
Including sales charges		1.14	3.15	2.72
Class C	11/25/02
Excluding sales charges		4.47	3.50	3.08
Including sales charges		3.47	3.50	3.08
Class R4*	03/19/13	5.19	4.18	3.75
Class T	12/31/91
Excluding sales charges		5.12	4.03	3.60
Including sales charges		0.11	3.01	3.09
Class Z	12/31/91	5.27	4.18	3.75
Barclays New York 3-15 Year Blend Municipal Bond Index		5.67	4.64	4.46
Barclays 3-15 Year Blend Municipal Bond Index		6.05	4.84	4.54

Returns for Class A are shown with and without the maximum initial sales charge of 3.25% (for the one-year and five-year periods) and 4.75% (for the ten-year period). (Prior to August 22, 2005, new purchases of Class A shares had a maximum initial sales charge of 4.75%.) Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 3.00% in the first year, declining to 1.00% in the fourth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. Returns for Class T are shown with and without the maximum sales charge of 4.75%. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. Since the Fund launched more than one share class at its inception, Class Z shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The Barclays New York 3-15 Year Blend Municipal Bond Index is an unmanaged index that tracks investment grade bonds from the state of New York and its municipalities.

The Barclays 3-15 Year Blend Municipal Bond Index is an unmanaged index that tracks the performance of municipal bonds issued after December 31, 1990, with remaining maturities between 2 and 17 years and at least $7 million in principal amount outstanding.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2014
2

Columbia AMT-Free New York Intermediate Muni Bond Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (November 1, 2004 – October 31, 2014)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia AMT-Free New York Intermediate Muni Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The performance of a $10,000 investment in Class A shares with sales charge is calculated with an initial sales charge of 4.75%, which was the effective sales charge prior to August 22, 2005.

Annual Report 2014
3

Columbia AMT-Free New York Intermediate Muni Bond Fund

Manager Discussion of Fund Performance

Portfolio Management

Brian McGreevy

Paul Fuchs, CFA

Quality Breakdown (%) (at October 31, 2014)
AAA rating	3.5
AA rating	43.5
A rating	37.9
BBB rating	8.9
Non-investment grade	1.1
Not rated	5.1
Total	100.0

Percentages indicated are based upon total fixed income securities (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody's, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as "Not rated". Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund's subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate, and time to maturity) and the amount and type of any collateral.

For the 12-month period that ended October 31, 2014, the Fund's Class A shares returned 5.01% excluding sales charges. Class Z shares of the Fund returned 5.27%. During the same 12-month period, the Barclays New York 3-15 Year Blend Municipal Bond Index (Barclays NY Index) returned 5.67% and the Barclays 3-15 Year Blend Municipal Bond Index, which is national in scope, returned 6.05%. The Fund's emphasis on lower rated investment-grade municipal bonds aided performance. The Fund's duration was shorter than that of the Barclays NY Index, which accounted for the majority of the underperformance. Duration is a measure of interest rate sensitivity.

In July 2014 "AMT-Free" was added to the Fund's name, referencing a policy change that prohibits the Fund from owning bonds subject to the federal Alternative Minimum Tax. No such bonds were owned during the period.

Economic News and World Tensions Aided Municipal Market

The municipal market ended 2013 under pressure, as the Federal Reserve (the Fed) announced its intention to taper its monthly bond purchases beginning in January 2014. Against this backdrop, yields rose and several major credit events clouded the municipal outlook. The environment improved in 2014, however, as money flowed into municipal funds and new issue supply decreased. This demand/supply imbalance persisted through the period. Mixed economic news, especially in the first half of 2014, and global tensions, which triggered a flight to safety, also supported fixed-income markets. It is well worth noting that New York state credit ratings were upgraded by three independent agencies after a fourth consecutive on-time budget passed for Governor Cuomo. Lower rated and longer maturity municipals were the best performers for the period. Yields declined (and prices rose) on bonds with maturities of five years or longer.

Contributors and Detractors

The Fund's emphasis on issues rated A and BBB aided performance and boosted the portfolio's yield above the yield of the Barclays NY Index. An overweight in hospital-related credits also contributed to the Fund's solid results as the sector was the best performer for the period. Duration detracted modestly from performance. The Fund's duration was neutral to slightly shorter than that of the Barclays NY Index because we did not expect interest rates to fall meaningfully during the period. An overweight in pre-refunding bonds also detracted from performance. Pre-refunded bonds are older bonds that have been refinanced by investing the proceeds from the lower yielding bond in Treasuries until the scheduled call date of the original bond occurs. Pre-refunding typically occurs when the issuer can issue a new bond at a lower rate. Their defensive characteristics — short average maturity, high quality and liquidity — were out of favor as interest rates declined.

New York Inches Toward Expansion

Technology investment, steady job growth and rising factory production have pushed New York toward the important transition from recovery to expansion during the 12-month period. A technology boom in New York City has attracted significant venture capital, while other areas, such as Albany and Buffalo, have experienced smaller gains within technology. Healthcare and professional services have experienced the biggest job gains, bringing unemployment down to

Annual Report 2014
4

Columbia AMT-Free New York Intermediate Muni Bond Fund

Manager Discussion of Fund Performance (continued)

6.2%, the lowest it has been since 2008 but still above the national average. New York's housing market has improved, but price appreciation and new building lagged the national market and the construction industry continues to struggle. Longer term, the state's favorable industry mix and a highly educated population are positives. However, a struggling housing market, weak population growth and other factors are likely to weigh on the state's expansion.

Looking Ahead

We will continue to seek opportunities to reinvest the Fund's shorter duration, lower yielding bonds into issues rated A and BBB that we believe offer additional yield, attractive relative value and sound fundamentals. In our view, these bonds are desirable because yield is generally the largest contributor to total return and can act as a buffer when prices decline. The eight- to 10-year range currently appears to offer the best value, and we plan to target it for Fund purchases at this time. We will also consider opportunities in the 20-year range. However, we plan to maintain overall duration that is neutral to the Barclays NY Index.

Investment Risks

Fixed-income securities present issuer default risk. The Fund invests substantially in municipal securities and will be affected by tax, legislative, regulatory, demographic or political changes, as well as changes impacting a state's financial, economic or other conditions. A relatively small number of tax-exempt issuers may necessitate the Fund investing more heavily in a single issuer and, therefore, be more exposed to the risk of loss than a fund that invests more broadly. The value of the Fund's portfolio may be more volatile than a more geographically diversified fund. Prepayment and extension risk exists as a loan, bond or other investment may be called, prepaid or redeemed before maturity and that similar yielding investments may not be available for purchase. A rise in interest rates may result in a price decline of fixed-income (debt) instruments held by the fund, negatively affecting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund's income and yield. Debt instruments with longer maturity and duration have greater sensitivity to interest rate changes. Interest rates can change due to local government and banking regulation changes. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Federal and state tax rules apply to capital gain distributions and any gains or losses on sales. Income may be subject to state or local taxes. Liquidity risk is associated with the difficulty of selling underlying investments at a desirable time or price. See the Fund's prospectus for more information on these and other risks.

Annual Report 2014
5

Columbia AMT-Free New York Intermediate Muni Bond Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

May 1, 2014 – October 31, 2014

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,026.70	1,021.42	3.83	3.82	0.75
Class B	1,000.00	1,000.00	1,022.00	1,017.64	7.64	7.63	1.50
Class C	1,000.00	1,000.00	1,023.50	1,019.16	6.12	6.11	1.20
Class R4	1,000.00	1,000.00	1,027.10	1,022.68	2.55	2.55	0.50
Class T	1,000.00	1,000.00	1,026.30	1,021.93	3.32	3.31	0.65
Class Z	1,000.00	1,000.00	1,027.10	1,022.68	2.55	2.55	0.50

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2014
6

Columbia AMT-Free New York Intermediate Muni Bond Fund

Portfolio of Investments

October 31, 2014

(Percentages represent value of investments compared to net assets)

Municipal Bonds 98.1%

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Disposal 2.2%
Babylon Industrial Development Agency Revenue Bonds Covanta Babylon, Inc. Series 2009A 01/01/18	5.000%	3,500,000	3,927,105
Oneida-Herkimer Solid Waste Management Authority Revenue Bonds Series 2011 04/01/19	5.000%	830,000	942,282
04/01/20	5.000%	870,000	996,255
Total			5,865,642
Higher Education 11.2%
Albany Capital Resource Corp. Refunding Revenue Bonds Albany College of Pharmacy & Health Services Series 2014 12/01/31	5.000%	500,000	563,245
Build NYC Resource Corp. Refunding Revenue Bonds City University of New York-Queens Series 2014A 06/01/29	5.000%	225,000	263,459
06/01/30	5.000%	300,000	350,460
County of Saratoga Refunding Revenue Bonds Skidmore College Series 2014B 07/01/21	5.000%	200,000	240,178
07/01/22	5.000%	220,000	264,618
Geneva Development Corp. Refunding Revenue Bonds Hobart & William Smith College Series 2012 09/01/24	5.000%	600,000	707,172
09/01/25	5.000%	300,000	349,947
Hempstead Town Local Development Corp. Refunding Revenue Bonds Adelphi University Project Series 2014 10/01/34	5.000%	300,000	342,555
New York State Dormitory Authority Revenue Bonds Barnard College Series 2007A (NPFGC) 07/01/18	5.000%	1,745,000	1,936,985
Cornell University Series 2006A 07/01/21	5.000%	2,350,000	2,525,263
Series 2009A 07/01/25	5.000%	1,000,000	1,158,790

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Culinary Institute of America Series 2012 07/01/28	5.000%	500,000	554,995
Mount Sinai School of Medicine Series 2009 07/01/27	5.500%	4,000,000	4,654,280
Series 2010A 07/01/21	5.000%	1,000,000	1,152,150
New York University Series 1998A (NPFGC) 07/01/17	6.000%	2,475,000	2,823,059
07/01/20	5.750%	2,000,000	2,434,600
Series 2001-1 (AMBAC) 07/01/15	5.500%	1,205,000	1,246,368
Rochester Institute of Technology Series 2010 07/01/21	5.000%	1,000,000	1,154,460
St. John's University Series 2012A 07/01/27	5.000%	470,000	538,442
Teachers College Series 2009 03/01/24	5.000%	1,000,000	1,128,860
Oneida County Industrial Development Agency(a) Revenue Bonds Hamilton College Project Series 2007A (NPFGC) 07/01/18	0.000%	1,000,000	938,560
07/01/20	0.000%	1,000,000	845,890
St. Lawrence County Industrial Development Agency Revenue Bonds St. Lawrence University Series 2009A 10/01/16	5.000%	3,000,000	3,251,460
Total			29,425,796
Hospital 13.0%
Albany Industrial Development Agency Revenue Bonds St. Peters Hospital Project Series 2008A 11/15/22	5.750%	500,000	565,125
11/15/27	5.250%	1,000,000	1,100,640
Series 2008E 11/15/22	5.250%	500,000	557,710
Build NYC Resource Corp. Refunding Revenue Bonds New York Methodist Hospital Project Series 2014 07/01/28	5.000%	150,000	171,219
07/01/29	5.000%	175,000	199,133

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
7

Columbia AMT-Free New York Intermediate Muni Bond Fund

Portfolio of Investments (continued)

October 31, 2014

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
County of Saratoga Revenue Bonds Saratoga Hospital Project Series 2013A 12/01/24	5.000%	1,085,000	1,274,842
12/01/25	5.000%	1,115,000	1,305,219
12/01/27	5.000%	1,225,000	1,417,448
Dutchess County Local Development Corp. Revenue Bonds Series 2014A 07/01/34	5.000%	300,000	334,017
Monroe County Industrial Development Agency Refunding Revenue Bonds Highland Hospital of Rochester Series 2005 08/01/22	5.000%	700,000	720,566
Nassau County Local Economic Assistance Corp. Refunding Revenue Bonds Catholic Health Services Series 2011 07/01/19	5.000%	1,840,000	2,109,486
07/01/20	5.000%	2,815,000	3,265,259
Revenue Bonds Catholic Health Services of Long Island Series 2014 07/01/32	5.000%	1,250,000	1,410,250
07/01/33	5.000%	675,000	756,810
New York State Dormitory Authority Revenue Bonds Long Island Jewish Obligated Group Series 2006A 11/01/19	5.000%	1,000,000	1,076,510
Memorial Sloan-Kettering Cancer Center Series 2012 07/01/27	5.000%	500,000	585,470
Mount Sinai Hospital Series 2010A 07/01/26	5.000%	1,725,000	1,976,005
Series 2011A 07/01/31	5.000%	2,000,000	2,195,620
New York University Hospital Center Series 2006A 07/01/20	5.000%	3,000,000	3,265,740
Series 2011A 07/01/23	5.125%	1,000,000	1,153,000
North Shore-Long Island Jewish Obligation Group Series 2009A 05/01/30	5.250%	4,000,000	4,447,400
Orange Regional Medical Center Series 2008 12/01/29	6.125%	1,350,000	1,447,051
United Health Services Hospitals Series 2009 (FHA) 08/01/18	4.500%	1,000,000	1,082,340

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Onondaga Civic Development Corp. Revenue Bonds St. Joseph's Hospital Health Center Project Series 2014 07/01/25	5.000%	500,000	529,140
Saratoga County Industrial Development Agency Revenue Bonds Saratoga Hospital Project Series 2007B 12/01/22	5.000%	500,000	530,930
12/01/27	5.125%	500,000	526,080
Total			34,003,010
Investor Owned 1.1%
New York State Energy Research & Development Authority Revenue Bonds Rochester Gas & Electric Corp. Series 2004A (NPFGC)(b) 05/15/32	4.750%	2,650,000	2,805,184
Local Appropriation 1.1%
New York State Dormitory Authority Revenue Bonds Municipal Health Facilities Subordinated Series 2001-2 01/15/21	5.000%	2,500,000	2,797,325
Local General Obligation 12.3%
City of New York Unlimited General Obligation Bonds Series 2005G 08/01/16	5.250%	500,000	542,290
Series 2007D-1 12/01/21	5.000%	2,000,000	2,244,880
Subordinated Series 2008I-1 02/01/23	5.000%	2,000,000	2,251,540
Unlimited General Obligation Refunding Bonds Series 2014J 08/01/30	5.000%	1,500,000	1,767,195
Unrefunded Unlimited General Obligation Bonds Series 2007D 02/01/24	5.000%	630,000	687,109
City of Syracuse Limited General Obligation Refunding & Public Improvement Bonds Series 2014 08/15/23	5.000%	405,000	489,552
City of Utica Limited General Obligation Refunding & Public Improvement Bonds Series 2013 04/01/19	4.000%	1,575,000	1,699,913

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
8

Columbia AMT-Free New York Intermediate Muni Bond Fund

Portfolio of Investments (continued)

October 31, 2014

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
City of Yonkers Limited General Obligation Refunding Bonds Series 2012A 07/01/18	4.000%	2,000,000	2,163,560
Unrefunded Unlimited General Obligation Bonds Series 2005B (NPFGC) 08/01/21	5.000%	1,825,000	1,885,900
08/01/22	5.000%	1,920,000	1,982,592
County of Albany Unlimited General Obligation Bonds Series 2006 (XLCA) 09/15/20	4.125%	1,000,000	1,060,780
County of Allegany Limited General Obligation Refunding Bonds Public Improvement-Build America Bonds Series 2014 09/15/28	5.000%	1,375,000	1,647,800
County of Erie Limited General Obligation Bonds Public Improvement Series 2012A 04/01/25	5.000%	500,000	574,105
County of Monroe Unlimited General Obligation Refunding & Public Improvement Bonds Series 1996 (NPFGC) 03/01/16	6.000%	1,210,000	1,286,968
County of Nassau Unlimited General Obligation Improvement Bonds Series 2010A 04/01/18	4.000%	1,340,000	1,471,146
County of Rockland Limited General Obligation Bonds Series 2014A (AGM) 03/01/24	5.000%	350,000	419,423
County of Suffolk Unlimited General Obligation Bonds Public Improvement Series 2008B 11/01/19	5.000%	2,315,000	2,639,980
New York State Dormitory Authority Refunding Revenue Bonds School Districts Bond Financing Series 2013E (AGM) 10/01/31	5.000%	500,000	583,345
Ramapo Local Development Corp. Refunding Revenue Bonds Guaranteed Series 2013 03/15/28	5.000%	2,180,000	2,433,883
Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Sachem Central School District Unlimited General Obligation Refunding Bonds Series 2006 (NPFGC) 10/15/24	4.250%	1,000,000	1,032,560
Three Village Central School District Brookhaven & Smithtown Unlimited General Obligation Refunding Bonds Series 2005 (NPFGC) 06/01/18	5.000%	1,000,000	1,140,750
Town of Oyster Bay Limited General Obligation Refunding & Public Improvement Bonds Series 2014B 08/15/23	5.000%	1,850,000	2,189,456
Total			32,194,727
Multi-Family 1.9%
Housing Development Corp. Revenue Bonds 8 Spruce Street Series 2014E(c) 02/15/48	3.500%	1,000,000	1,007,500
New York State Dormitory Authority Revenue Bonds Residential Institution for Children Series 2008A-1 06/01/33	5.000%	1,700,000	1,870,748
Tompkins County Development Corp. Revenue Bonds Tompkins Cortland Community College Series 2013 07/01/17	5.000%	1,005,000	1,079,089
07/01/18	5.000%	1,045,000	1,140,168
Total			5,097,505
Municipal Power 2.9%
Long Island Power Authority Revenue Bonds Series 2009A 04/01/21	5.250%	1,000,000	1,137,480
04/01/22	5.500%	3,000,000	3,430,350
Series 2011A 05/01/21	5.000%	1,000,000	1,161,980
Series 2012B 09/01/26	5.000%	1,510,000	1,732,997
Total			7,462,807
Other Bond Issue 1.2%
New York Liberty Development Corp. Refunding Revenue Bonds 4 World Trade Center Project Series 2011 11/15/31	5.000%	2,350,000	2,635,125

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
9

Columbia AMT-Free New York Intermediate Muni Bond Fund

Portfolio of Investments (continued)

October 31, 2014

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Westchester County Industrial Development Agency Revenue Bonds Guiding Eyes for the Blind Series 2004 08/01/24	5.375%	430,000	439,387
Total			3,074,512
Pool/Bond Bank 6.6%
New York Municipal Bond Bank Agency Revenue Bonds Subordinated Series 2009C-1 02/15/18	5.000%	3,000,000	3,376,350
New York State Dormitory Authority Revenue Bonds School Districts Financing Program Series 2008A (AGM) 10/01/23	5.000%	3,000,000	3,441,750
Series 2009C (AGM) 10/01/22	5.000%	3,000,000	3,438,960
Series 2012B 10/01/26	5.000%	3,000,000	3,527,370
New York State Environmental Facilities Corp. Revenue Bonds Revolving Funds-New York City Municipal Water Series 2008B 06/15/21	5.000%	3,000,000	3,437,460
Total			17,221,890
Ports 2.4%
Port Authority of New York & New Jersey Refunding Revenue Bonds Consolidated 184th Series 2014 09/01/30	5.000%	2,000,000	2,391,060
Revenue Bonds Consolidated 161st Series 2009 10/15/31	5.000%	3,390,000	3,898,805
Total			6,289,865
Prep School 0.9%
Build NYC Resource Corp. Revenue Bonds International Leadership Charter School Series 2013 07/01/23	5.000%	1,000,000	1,013,270
Build NYC Resource Corp.(c) Refunding Revenue Bonds Horace Mann School Project Series 2014 07/01/26	5.000%	475,000	569,634
07/01/27	5.000%	600,000	717,276
Total			2,300,180

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Recreation 3.1%
Build NYC Resource Corp. Revenue Bonds YMCA of Greater NY Project Series 2012 08/01/32	5.000%	500,000	548,365
New York City Industrial Development Agency Revenue Bonds Pilot-Queens Baseball Stadium Series 2006 (AMBAC) 01/01/19	5.000%	850,000	891,948
YMCA of Greater New York Project Series 2006 08/01/26	5.000%	1,000,000	1,030,510
New York City Trust for Cultural Resources Refunding Revenue Bonds Museum of Modern Art Series 2008-1A 04/01/26	5.000%	4,850,000	5,562,174
Total			8,032,997
Refunded/Escrowed 7.8%
City of New York Prerefunded 02/01/17 Unlimited General Obligation Bonds Series 2007D 02/01/24	5.000%	1,370,000	1,507,849
Prerefunded 12/01/14 Unlimited General Obligation Bonds Series 2004G 12/01/19	5.000%	1,145,000	1,149,614
Elizabeth Forward School District Unlimited General Obligation Bonds Capital Appreciation Series 1994B Escrowed to Maturity (NPFGC)(a) 09/01/20	0.000%	2,210,000	2,026,239
Metropolitan Transportation Authority Prerefunded 10/01/15 Revenue Bonds Series 1998A (FGIC) 04/01/23	5.000%	2,000,000	2,088,540
New York State Dormitory Authority Revenue Bonds Capital Appreciation-Memorial Sloan-Kettering Cancer Center Series 2003-1 Escrowed to Maturity (NPFGC)(a) 07/01/25	0.000%	3,750,000	2,999,400
Onondaga County Water Authority Prerefunded 09/15/15 Revenue Bonds General Series 2005A (AMBAC) 09/15/22	5.000%	895,000	932,724
09/15/23	5.000%	940,000	979,621
Puerto Rico Highways & Transportation Authority Refunding Revenue Bonds Series 2005BB Escrowed to Maturity (AGM)(d) 07/01/22	5.250%	355,000	440,907

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
10

Columbia AMT-Free New York Intermediate Muni Bond Fund

Portfolio of Investments (continued)

October 31, 2014

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Triborough Bridge & Tunnel Authority Prerefunded 01/01/22 Revenue Bonds General Purpose Series 1999B 01/01/30	5.500%	2,000,000	2,509,180
Prerefunded 05/15/18 Revenue Bonds General Purpose Series 2008A 11/15/21	5.000%	2,000,000	2,298,460
Prerefunded 11/15/16 Revenue Bonds General Purpose Series 2006A 11/15/19	5.000%	2,000,000	2,188,240
Revenue Bonds General Purpose Series 1992Y Escrowed to Maturity 01/01/17	5.500%	1,185,000	1,250,412
Total			20,371,186
Retirement Communities 2.0%
Erie County Industrial Development Agency (The) Revenue Bonds Orchard Park CRCC, Inc. Project Series 2006A 11/15/36	6.000%	1,000,000	1,018,550
New York State Dormitory Authority Revenue Bonds Miriam Osborn Memorial Home Association Series 2012 07/01/26	5.000%	740,000	801,464
07/01/27	5.000%	700,000	753,242
Suffolk County Industrial Development Agency Refunding Revenue Bonds Jeffersons Ferry Project Series 2006 11/01/28	5.000%	2,500,000	2,590,450
Total			5,163,706
Sales Tax 1.0%
Sales Tax Asset Receivable Corp. Refunding Revenue Bonds Fiscal 2015 Series 2014A 10/15/24	5.000%	2,000,000	2,513,440
Special Non Property Tax 8.2%
Metropolitan Transportation Authority Revenue Bonds Series 2004A (NPFGC) 11/15/18	5.250%	800,000	934,176
New York City Transitional Finance Authority Building Aid Revenue Bonds Series 2007S-2 (NPFGC) 01/15/21	5.000%	4,300,000	4,683,216

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
New York City Transitional Finance Authority Revenue Bonds Future Tax Secured Subordinated Series 2009A-1 05/01/27	5.000%	5,000,000	5,752,300
New York State Dormitory Authority Refunding Revenue Bonds Education Series 2005B (AMBAC) 03/15/26	5.500%	1,000,000	1,288,900
New York State Housing Finance Agency Revenue Bonds Series 2008A 09/15/19	5.000%	1,400,000	1,571,696
New York State Thruway Authority Highway & Bridge Trust Fund Revenue Bonds Series 2008A 04/01/21	5.000%	1,000,000	1,130,500
New York State Thruway Authority Revenue Bonds Transportation Series 2007A 03/15/22	5.000%	1,000,000	1,121,330
Virgin Islands Public Finance Authority(d) Refunding Revenue Bonds Series 2013B 10/01/24	5.000%	1,740,000	2,010,692
Revenue Bonds Matching Fund Loan Notes-Senior Lien Series 2010A 10/01/25	5.000%	2,755,000	3,054,771
Total			21,547,581
State Appropriated 7.6%
Erie County Industrial Development Agency (The) Revenue Bonds School District of Buffalo Project Series 2008A (AGM) 05/01/18	5.000%	1,000,000	1,142,210
Series 2011A 05/01/30	5.250%	1,440,000	1,694,160
New York State Dormitory Authority Refunding Revenue Bonds Consolidated Service Contract Series 2009A 07/01/24	5.000%	3,000,000	3,461,700
Revenue Bonds Mental Health Services Facility Improvements Series 2009 02/15/18	5.500%	1,000,000	1,151,370
Schools Program Series 2000 07/01/20	6.250%	1,220,000	1,226,125

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
11

Columbia AMT-Free New York Intermediate Muni Bond Fund

Portfolio of Investments (continued)

October 31, 2014

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
State University Educational Facilities 3rd General Series 2005A (NPFGC) 05/15/21	5.500%	1,000,000	1,226,330
Series 1993A 05/15/19	5.500%	2,500,000	2,889,575
Series 2000C (AGM) 05/15/17	5.750%	1,250,000	1,410,800
New York State Urban Development Corp. Refunding Revenue Bonds Service Contract Series 2008B 01/01/26	5.000%	3,125,000	3,515,406
Series 2008C 01/01/22	5.000%	2,000,000	2,254,440
Total			19,972,116
Tobacco 1.2%
Chautauqua Tobacco Asset Securitization Corp. Refunding Revenue Bonds Series 2014(c) 03/01/29	5.000%	3,000,000	3,187,650
Transportation 7.3%
Metropolitan Transportation Authority Revenue Bonds Series 2005B (AMBAC) 11/15/24	5.250%	750,000	922,935
Series 2006 (CIFG/TCRS) 11/15/22	5.000%	2,280,000	2,486,180
Series 2007B 11/15/22	5.000%	1,500,000	1,678,185
Series 2008C 11/15/23	6.250%	3,570,000	4,284,429
Series 2014C 11/15/29	5.000%	3,000,000	3,496,920
Transportation Series 2006B 11/15/16	5.000%	1,500,000	1,638,285
Series 2010D 11/15/28	5.250%	3,000,000	3,430,800
Series 2014B 11/15/22	5.000%	1,000,000	1,198,770
Total			19,136,504
Turnpike/Bridge/Toll Road 2.2%
Niagara Falls Bridge Commission Revenue Bonds Bridge System Series 1993A (AGM) 10/01/19	4.000%	2,000,000	2,152,120

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Triborough Bridge & Tunnel Authority Refunding Revenue Bonds General Purpose Series 2011A 01/01/25	5.000%	3,000,000	3,545,310
Total			5,697,430
Water & Sewer 0.9%
Rensselaer County Water Service & Sewer Authority Revenue Bonds Sewer Service Series 2008 09/01/28	5.100%	1,155,000	1,223,849
Water Service Series 2008 09/01/28	5.100%	1,060,000	1,123,187
Total			2,347,036
Total Municipal Bonds (Cost: $236,678,575)			256,508,089

Municipal Short Term 1.1%

Issue Description	Effective Yield	Principal Amount ($)	Value ($)
Local General Obligation 1.1%
Town of Ramapo Limited General Obligation Notes BAN Series 2014B(e) 05/27/15	3.340%	3,000,000	3,020,010
Total Municipal Short Term (Cost: $3,019,991)			3,020,010

Money Market Funds 0.2%

	Shares	Value ($)
Dreyfus New York AMT-Free Municipal Money Market Fund, 0.000%(f)	533,838	533,838
Total Money Market Funds (Cost: $533,838)		533,838
Total Investments (Cost: $240,232,404)		260,061,937
Other Assets & Liabilities, Net		1,471,808
Net Assets		261,533,745

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
12

Columbia AMT-Free New York Intermediate Muni Bond Fund

Portfolio of Investments (continued)

October 31, 2014

Notes to Portfolio of Investments

(a)  Zero coupon bond.

(b)  Variable rate security.

(c)  Represents a security purchased on a when-issued or delayed delivery basis.

(d)  Municipal obligations include debt obligations issued by or on behalf of territories, possessions, or sovereign nations within the territorial boundaries of the United States. At October 31, 2014, the value of these securities amounted to $5,506,370 or 2.11% of net assets.

(e)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2014, the value of these securities amounted to $3,020,010 or 1.15% of net assets.

(f)  The rate shown is the seven-day current annualized yield at October 31, 2014.

Abbreviation Legend

AGM  Assured Guaranty Municipal Corporation

AMBAC  Ambac Assurance Corporation

AMT  Alternative Minimum Tax

BAN  Bond Anticipation Note

CIFG  IXIS Financial Guaranty

FGIC  Financial Guaranty Insurance Company

FHA  Federal Housing Authority

NPFGC  National Public Finance Guarantee Corporation

TCRS  Transferable Custodial Receipts

XLCA  XL Capital Assurance

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

The accompanying Notes to Financial Statements are an integral part of this statement.

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Columbia AMT-Free New York Intermediate Muni Bond Fund

Portfolio of Investments (continued)

October 31, 2014

Fair Value Measurements (continued)

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at October 31, 2014:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Bonds
Municipal Bonds	—	256,508,089	—	256,508,089
Total Bonds	—	256,508,089	—	256,508,089
Short-Term Securities
Municipal Short Term	—	3,020,010	—	3,020,010
Total Short-Term Securities	—	3,020,010	—	3,020,010
Mutual Funds
Money Market Funds	533,838	—	—	533,838
Total Mutual Funds	533,838	—	—	533,838
Total	533,838	259,528,099	—	260,061,937

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category represent certain short-term obligations which are valued using amortized cost, an income approach which converts future cash flows to a present value based upon the discount or premium at purchase.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

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14

Columbia AMT-Free New York Intermediate Muni Bond Fund

Statement of Assets and Liabilities

October 31, 2014

Assets
Investments, at value
(identified cost $240,232,404)	$260,061,937
Cash	515,524
Receivable for:
Investments sold	3,718,645
Capital shares sold	278,922
Interest	3,309,017
Expense reimbursement due from Investment Manager	1,412
Prepaid expenses	2,073
Trustees' deferred compensation plan	35,958
Total assets	267,923,488
Liabilities
Payable for:
Investments purchased on a delayed delivery basis	5,478,045
Capital shares purchased	80,697
Dividend distributions to shareholders	709,372
Investment management fees	2,865
Distribution and/or service fees	531
Transfer agent fees	49,996
Administration fees	500
Chief compliance officer expenses	12
Other expenses	31,767
Trustees' deferred compensation plan	35,958
Total liabilities	6,389,743
Net assets applicable to outstanding capital stock	$261,533,745
Represented by
Paid-in capital	$243,382,538
Undistributed net investment income	209,892
Accumulated net realized loss	(1,888,218)
Unrealized appreciation (depreciation) on:
Investments	19,829,533
Total — representing net assets applicable to outstanding capital stock	$261,533,745

The accompanying Notes to Financial Statements are an integral part of this statement.

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Columbia AMT-Free New York Intermediate Muni Bond Fund

Statement of Assets and Liabilities (continued)

October 31, 2014

Class A
Net assets	$19,872,675
Shares outstanding	1,628,176
Net asset value per share	$12.21
Maximum offering price per share(a)	$12.62
Class B
Net assets	$90,350
Shares outstanding	7,403
Net asset value per share	$12.20
Class C
Net assets	$18,832,840
Shares outstanding	1,543,181
Net asset value per share	$12.20
Class R4
Net assets	$476,523
Shares outstanding	39,078
Net asset value per share	$12.19
Class T
Net assets	$7,744,491
Shares outstanding	634,674
Net asset value per share	$12.20
Maximum offering price per share(a)	$12.81
Class Z
Net assets	$214,516,866
Shares outstanding	17,579,866
Net asset value per share	$12.20

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 3.25% for Class A and 4.75% for Class T.

The accompanying Notes to Financial Statements are an integral part of this statement.

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Columbia AMT-Free New York Intermediate Muni Bond Fund

Statement of Operations

Year Ended October 31, 2014

Net investment income
Income:
Dividends	$249
Interest	9,936,044
Total income	9,936,293
Expenses:
Investment management fees	1,014,210
Distribution and/or service fees
Class A	44,739
Class B	1,113
Class C	184,564
Class T	11,792
Transfer agent fees
Class A	32,917
Class B	206
Class C	33,965
Class R4	399
Class T	14,467
Class Z	384,579
Administration fees	177,279
Compensation of board members	27,012
Custodian fees	2,593
Printing and postage fees	31,927
Registration fees	43,620
Professional fees	31,540
Chief compliance officer expenses	125
Other	9,110
Total expenses	2,046,157
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(536,026)
Fees waived by Distributor — Class C	(58,408)
Expense reductions	(160)
Total net expenses	1,451,563
Net investment income	8,484,730
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	(74,284)
Net realized loss	(74,284)
Net change in unrealized appreciation (depreciation) on:
Investments	4,317,609
Net change in unrealized appreciation	4,317,609
Net realized and unrealized gain	4,243,325
Net increase in net assets resulting from operations	$12,728,055

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
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Columbia AMT-Free New York Intermediate Muni Bond Fund

Statement of Changes in Net Assets

	Year Ended October 31, 2014	Year Ended October 31, 2013(a)
Operations
Net investment income	$8,484,730	$9,732,270
Net realized loss	(74,284)	(880,694)
Net change in unrealized appreciation (depreciation)	4,317,609	(13,472,817)
Net increase (decrease) in net assets resulting from operations	12,728,055	(4,621,241)
Distributions to shareholders
Net investment income
Class A	(564,925)	(667,992)
Class B	(2,696)	(3,285)
Class C	(503,269)	(554,310)
Class R4	(7,380)	(516)
Class T	(256,367)	(273,862)
Class Z	(7,126,609)	(8,216,843)
Total distributions to shareholders	(8,461,246)	(9,716,808)
Decrease in net assets from capital stock activity	(2,820,393)	(63,809,691)
Total increase (decrease) in net assets	1,446,416	(78,147,740)
Net assets at beginning of year	260,087,329	338,235,069
Net assets at end of year	$261,533,745	$260,087,329
Undistributed net investment income	$209,892	$200,086

(a) Class R4 shares are based on operations from March 19, 2013 (commencement of operations) through the stated period end.

The accompanying Notes to Financial Statements are an integral part of this statement.

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Columbia AMT-Free New York Intermediate Muni Bond Fund

Statement of Changes in Net Assets (continued)

	Year Ended October 31, 2014		Year Ended October 31, 2013(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(b)	743,504	8,993,582	692,122	8,554,836
Distributions reinvested	41,661	503,367	50,672	621,116
Redemptions	(664,352)	(8,000,772)	(969,546)	(11,777,896)
Net increase (decrease)	120,813	1,496,177	(226,752)	(2,601,944)
Class B shares
Subscriptions	43	525	64	779
Distributions reinvested	177	2,133	197	2,426
Redemptions(b)	(2,744)	(33,200)	(9,526)	(119,165)
Net decrease	(2,524)	(30,542)	(9,265)	(115,960)
Class C shares
Subscriptions	295,910	3,569,528	357,122	4,399,629
Distributions reinvested	20,021	241,748	23,476	287,866
Redemptions	(314,800)	(3,792,144)	(671,942)	(8,177,831)
Net increase (decrease)	1,131	19,132	(291,344)	(3,490,336)
Class R4 shares
Subscriptions	46,689	563,687	4,311	51,883
Distributions reinvested	589	7,141	38	458
Redemptions	(11,895)	(142,402)	(654)	(7,787)
Net increase	35,383	428,426	3,695	44,554
Class T shares
Subscriptions	2,360	28,488	4,793	59,442
Distributions reinvested	12,814	154,694	14,120	172,955
Redemptions	(74,038)	(889,368)	(87,992)	(1,080,988)
Net decrease	(58,864)	(706,186)	(69,079)	(848,591)
Class Z shares
Subscriptions	2,295,241	27,701,774	2,524,419	31,200,266
Distributions reinvested	85,230	1,029,554	99,309	1,218,622
Redemptions	(2,727,687)	(32,758,728)	(7,301,211)	(89,216,302)
Net decrease	(347,216)	(4,027,400)	(4,677,483)	(56,797,414)
Total net decrease	(251,277)	(2,820,393)	(5,270,228)	(63,809,691)

(a) Class R4 shares are based on operations from March 19, 2013 (commencement of operations) through the stated period end.

(b) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
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Columbia AMT-Free New York Intermediate Muni Bond Fund

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended October 31,
Class A	2014		2013		2012		2011		2010
Per share data
Net asset value, beginning of period	$12.00		$12.55		$12.10		$12.14		$11.76
Income from investment operations:
Net investment income	0.38		0.37		0.37		0.39		0.38
Net realized and unrealized gain (loss)	0.21		(0.55)		0.45		(0.04)		0.38
Total from investment operations	0.59		(0.18)		0.82		0.35		0.76
Less distributions to shareholders:
Net investment income	(0.38)		(0.37)		(0.37)		(0.39)		(0.38)
Total distributions to shareholders	(0.38)		(0.37)		(0.37)		(0.39)		(0.38)
Net asset value, end of period	$12.21		$12.00		$12.55		$12.10		$12.14
Total return	5.01%		(1.49%)		6.84%		2.99%		6.59%
Ratios to average net assets(a)
Total gross expenses	0.96%		0.95%		0.99%		0.98%		0.93%
Total net expenses(b)	0.75	%(c)	0.75	%(c)	0.75	%(c)	0.76	%(c)	0.80	%(c)
Net investment income	3.17%		2.98%		2.97%		3.30%		3.20%
Supplemental data
Net assets, end of period (in thousands)	$19,873		$18,084		$21,764		$15,431		$12,110
Portfolio turnover	14%		13%		7%		8%		10%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(c)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

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Columbia AMT-Free New York Intermediate Muni Bond Fund

Financial Highlights (continued)

	Year Ended October 31,
Class B	2014		2013		2012		2011		2010
Per share data
Net asset value, beginning of period	$12.00		$12.55		$12.10		$12.14		$11.76
Income from investment operations:
Net investment income	0.29		0.27		0.28		0.30		0.30
Net realized and unrealized gain (loss)	0.20		(0.55)		0.44		(0.04)		0.37
Total from investment operations	0.49		(0.28)		0.72		0.26		0.67
Less distributions to shareholders:
Net investment income	(0.29)		(0.27)		(0.27)		(0.30)		(0.29)
Total distributions to shareholders	(0.29)		(0.27)		(0.27)		(0.30)		(0.29)
Net asset value, end of period	$12.20		$12.00		$12.55		$12.10		$12.14
Total return	4.14%		(2.23%)		6.02%		2.23%		5.80%
Ratios to average net assets(a)
Total gross expenses	1.71%		1.70%		1.74%		1.75%		1.68%
Total net expenses(b)	1.50	%(c)	1.50	%(c)	1.50	%(c)	1.52	%(c)	1.55	%(c)
Net investment income	2.43%		2.21%		2.25%		2.55%		2.47%
Supplemental data
Net assets, end of period (in thousands)	$90		$119		$241		$459		$1,016
Portfolio turnover	14%		13%		7%		8%		10%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(c)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

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Columbia AMT-Free New York Intermediate Muni Bond Fund

Financial Highlights (continued)

	Year Ended October 31,
Class C	2014		2013		2012		2011		2010
Per share data
Net asset value, beginning of period	$12.00		$12.55		$12.10		$12.14		$11.76
Income from investment operations:
Net investment income	0.33		0.32		0.32		0.34		0.33
Net realized and unrealized gain (loss)	0.20		(0.55)		0.45		(0.04)		0.39
Total from investment operations	0.53		(0.23)		0.77		0.30		0.72
Less distributions to shareholders:
Net investment income	(0.33)		(0.32)		(0.32)		(0.34)		(0.34)
Total distributions to shareholders	(0.33)		(0.32)		(0.32)		(0.34)		(0.34)
Net asset value, end of period	$12.20		$12.00		$12.55		$12.10		$12.14
Total return	4.47%		(1.88%)		6.41%		2.57%		6.16%
Ratios to average net assets(a)
Total gross expenses	1.71%		1.70%		1.74%		1.73%		1.67%
Total net expenses(b)	1.18	%(c)	1.15	%(c)	1.15	%(c)	1.16	%(c)	1.20	%(c)
Net investment income	2.74%		2.58%		2.57%		2.89%		2.77%
Supplemental data
Net assets, end of period (in thousands)	$18,833		$18,498		$23,008		$14,355		$12,224
Portfolio turnover	14%		13%		7%		8%		10%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(c)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
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Columbia AMT-Free New York Intermediate Muni Bond Fund

Financial Highlights (continued)

	Year Ended October 31,
Class R4	2014		2013(a)
Per share data
Net asset value, beginning of period	$11.99		$12.42
Income from investment operations:
Net investment income	0.41		0.25
Net realized and unrealized gain (loss)	0.20		(0.43)
Total from investment operations	0.61		(0.18)
Less distributions to shareholders:
Net investment income	(0.41)		(0.25)
Total distributions to shareholders	(0.41)		(0.25)
Net asset value, end of period	$12.19		$11.99
Total return	5.19%		(1.48%)
Ratios to average net assets(b)
Total gross expenses	0.72%		0.67	%(c)
Total net expenses(d)	0.50	%(e)	0.50	%(c)(e)
Net investment income	3.39%		3.43	%(c)
Supplemental data
Net assets, end of period (in thousands)	$477		$44
Portfolio turnover	14%		13%

Notes to Financial Highlights

(a)  Based on operations from March 19, 2013 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

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Columbia AMT-Free New York Intermediate Muni Bond Fund

Financial Highlights (continued)

	Year Ended October 31,
Class T	2014		2013		2012		2011		2010
Per share data
Net asset value, beginning of period	$11.99		$12.55		$12.10		$12.14		$11.76
Income from investment operations:
Net investment income	0.39		0.38		0.38		0.40		0.40
Net realized and unrealized gain (loss)	0.21		(0.56)		0.45		(0.04)		0.38
Total from investment operations	0.60		(0.18)		0.83		0.36		0.78
Less distributions to shareholders:
Net investment income	(0.39)		(0.38)		(0.38)		(0.40)		(0.40)
Total distributions to shareholders	(0.39)		(0.38)		(0.38)		(0.40)		(0.40)
Net asset value, end of period	$12.20		$11.99		$12.55		$12.10		$12.14
Total return	5.12%		(1.47%)		6.95%		3.09%		6.69%
Ratios to average net assets(a)
Total gross expenses	0.86%		0.85%		0.90%		0.89%		0.83%
Total net expenses(b)	0.65	%(c)	0.65	%(c)	0.65	%(c)	0.67	%(c)	0.70	%(c)
Net investment income	3.27%		3.08%		3.08%		3.40%		3.31%
Supplemental data
Net assets, end of period (in thousands)	$7,744		$8,319		$9,570		$9,420		$10,969
Portfolio turnover	14%		13%		7%		8%		10%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(c)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
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Columbia AMT-Free New York Intermediate Muni Bond Fund

Financial Highlights (continued)

	Year Ended October 31,
Class Z	2014		2013		2012		2011		2010
Per share data
Net asset value, beginning of period	$11.99		$12.55		$12.10		$12.14		$11.76
Income from investment operations:
Net investment income	0.41		0.40		0.40		0.42		0.41
Net realized and unrealized gain (loss)	0.21		(0.56)		0.45		(0.04)		0.38
Total from investment operations	0.62		(0.16)		0.85		0.38		0.79
Less distributions to shareholders:
Net investment income	(0.41)		(0.40)		(0.40)		(0.42)		(0.41)
Total distributions to shareholders	(0.41)		(0.40)		(0.40)		(0.42)		(0.41)
Net asset value, end of period	$12.20		$11.99		$12.55		$12.10		$12.14
Total return	5.27%		(1.32%)		7.11%		3.24%		6.85%
Ratios to average net assets(a)
Total gross expenses	0.71%		0.70%		0.74%		0.73%		0.68%
Total net expenses(b)	0.50	%(c)	0.50	%(c)	0.50	%(c)	0.52	%(c)	0.55	%(c)
Net investment income	3.42%		3.22%		3.23%		3.55%		3.46%
Supplemental data
Net assets, end of period (in thousands)	$214,517		$215,024		$283,653		$258,766		$292,941
Portfolio turnover	14%		13%		7%		8%		10%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(c)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
25

Columbia AMT-Free New York Intermediate Muni Bond Fund

Notes to Financial Statements

October 31, 2014

Note 1. Organization

Columbia AMT-Free New York Intermediate Muni Bond Fund (formerly known as Columbia New York Intermediate Municipal Bond Fund) (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Effective July 7, 2014, Columbia New York Intermediate Municipal Bond Fund was renamed Columbia AMT-Free New York Intermediate Muni Bond Fund.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class R4, Class T and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges.

Class A shares are subject to a maximum front-end sales charge of 3.25% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 3.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund's prospectus.

Class T shares are subject to a maximum front-end sales charge of 4.75% based on the investment amount. Class T shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a CDSC if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase. Class T shares are available only to investors who received (and who have continuously held) Class T shares in connection with previous fund reorganizations.

Class Z shares are not subject to sales charges and are available only to eligible investors, which are subject to different investment minimums as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP) which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Investments in open-end investment companies, including money market funds, are valued at their net asset value.

Short-term securities within 60 days to maturity are valued at amortized cost, which approximates market value. Short-term securities maturing in more than 60 days from the valuation

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Columbia AMT-Free New York Intermediate Muni Bond Fund

Notes to Financial Statements (continued)

October 31, 2014

date are valued at the market price or approximate market value based on current interest rates.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Dividend income is recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt and taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The

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Columbia AMT-Free New York Intermediate Muni Bond Fund

Notes to Financial Statements (continued)

October 31, 2014

investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.40% to 0.27% as the Fund's net assets increase. The effective investment management fee rate for the year ended October 31, 2014 was 0.40% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.07% to 0.04% as the Fund's net assets increase. The effective administration fee rate for the year ended October 31, 2014 was 0.07% of the Fund's average daily net assets.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. The Trust's eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

Effective November 1, 2014, the Transfer Agent receives a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. Prior to November 1, 2014, the Transfer Agent received a monthly account-based service fee based on the number of open accounts. In addition, the Transfer Agent also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which receive a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees.

For the year ended October 31, 2014, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.18%
Class B	0.18
Class C	0.18
Class R4	0.18
Class T	0.18
Class Z	0.18

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended October 31, 2014, these minimum account balance fees reduced total expenses of the Fund by $160.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.75% of the average daily net assets attributable to Class B and Class C shares only.

Effective March 1, 2014, the Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares so that the distribution fee does not exceed 0.45% annually of the average daily net assets attributable to Class C

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Columbia AMT-Free New York Intermediate Muni Bond Fund

Notes to Financial Statements (continued)

October 31, 2014

shares. This arrangement may be modified or terminated by the Distributor at any time. Prior to March 1, 2014, the Distributor voluntarily waived a portion of the distribution fee for Class C shares so that the distribution fee did not exceed 0.40% annually of the average daily net assets attributable to Class C shares.

Shareholder Services Fees

The Fund has adopted a shareholder services plan that permits it to pay for certain services provided to Class T shareholders by their selling and/or servicing agents. The Fund may pay shareholder servicing fees up to an aggregate annual rate of 0.40% of the Fund's average daily net assets attributable to Class T shares (comprised of up to 0.20% for shareholder liaison services and up to 0.20% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.15% of the Fund's average daily net assets attributable to Class T shares. In addition, the servicing fee for Class T shares will be waived by selling and/or servicing agents to the extent necessary to prevent the net investment income for the Class T shares from falling below 0.00% on a daily basis. The shareholder services fee for the year ended October 31, 2014 was 0.15% of the Fund's average daily net assets attributable to Class T shares.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $24,092 for Class A, $649 for Class C and $28 for Class T shares for the year ended October 31, 2014.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), for the period disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

Fee Rates Contractual through February 28, 2015
Class A	0.75%
Class B	1.50
Class C	1.50
Class R4	0.50
Class T	0.65
Class Z	0.50

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties. Class C distribution fees waived by the Distributor, as discussed above, are in addition to the waiver/reimbursement commitment under the agreement.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At October 31, 2014, these differences are primarily due to differing treatment for capital loss carryforwards, principal and/or interest from fixed income securities, Trustees' deferred compensation and distributions. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$(13,678)
Accumulated net realized loss	13,676
Paid-in capital	2

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended October 31,	2014	2013
Ordinary income	$—	$6,463
Tax-exempt income	8,461,246	9,710,345
Total	$8,461,246	$9,716,808

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

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Columbia AMT-Free New York Intermediate Muni Bond Fund

Notes to Financial Statements (continued)

October 31, 2014

At October 31, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	$845,988
Capital loss carryforwards	(1,888,218)
Net unrealized appreciation	19,938,767

At October 31, 2014, the cost of investments for federal income tax purposes was $240,123,170 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$20,000,228
Unrealized depreciation	(61,461)
Net unrealized appreciation	$19,938,767

The following capital loss carryforwards, determined at October 31, 2014, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
2017	946,916
No expiration — short-term	941,302
Total	1,888,218

Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations and certain derivatives, if any, aggregated to $34,701,773 and $35,215,111, respectively, for the year ended October 31, 2014. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Shareholder Concentration

At October 31, 2014, one unaffiliated shareholder of record owned 69.8% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 7. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. (JPMorgan) whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Effective December 10, 2013, the Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. Prior to December 10, 2013, the commitment fee was charged at the annual rate of 0.08% per annum. The commitment fee is included in other expenses in the Statement of Operations.

Effective December 9, 2014, the Fund extended its revolving credit facility with JPMorgan. The credit facility agreement, as amended, permits collective borrowings up to $550 million under the same terms and interest rates as described above.

The Fund had no borrowings during the year ended October 31, 2014.

Note 8. Significant Risks

Credit Risk

Credit risk is the risk that the value of debt securities in the Fund's portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.

Interest Rate Risk

Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund's performance and

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Columbia AMT-Free New York Intermediate Muni Bond Fund

Notes to Financial Statements (continued)

October 31, 2014

net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.

Liquidity Risk

Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund's investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.

Geographic Concentration Risk

Because state-specific tax-exempt funds invest primarily in the municipal securities issued by the state and political sub-divisions of the state, the Fund will be particularly affected by political and economic conditions and developments in the state in which it invests. The Fund may, therefore, have a greater risk than that of a municipal bond fund which is more geographically diversified. The value of the municipal securities owned by the Fund also may be adversely affected by future changes in federal or state income tax laws.

Non-Diversification Risk

A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted in Notes 3 and 7 above, there were no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the

Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

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Columbia AMT-Free New York Intermediate Muni Bond Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and the Shareholders of
Columbia AMT-Free New York Intermediate Muni Bond Fund (formerly
Columbia New York Intermediate Municipal Bond Fund)

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia AMT-Free New York Intermediate Muni Bond Fund (formerly Columbia New York Intermediate Municipal Bond Fund) (the "Fund", a series of Columbia Funds Series Trust I) at October 31, 2014, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
December 22, 2014

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Columbia AMT-Free New York Intermediate Muni Bond Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended October 31, 2014. Shareholders will be notified in early 2015 of the amounts for use in preparing 2014 income tax returns.

Tax Designations:

Capital Gain Dividend	$8,461,246
Exempt-Interest Dividends	100.00%

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.

Exempt-Interest Dividends. The percentage of net investment income distributed during the fiscal year that qualifies as exempt-interest dividends for federal income tax purposes.

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Columbia AMT-Free New York Intermediate Muni Bond Fund

Trustees and Officers

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Series Trust I.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Douglas A. Hacker (Born 1955) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996) and Chairman of the Board (since 2014)

Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 56; Spartan Stores, Inc. (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013

Janet Langford Kelly (Born 1957) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004. Oversees 56; None

Nancy T. Lukitsh (Born 1956) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010. Oversees 56; None

William E. Mayer (Born 1940) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994)

Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 56; DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Kelso Capital Corporation (investment company); Premier, Inc. (healthcare)

David M. Moffett (Born 1952) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Retired. Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007. Oversees 56; CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); MBIA Inc. (financial service provider); E.W. Scripps Co. (print and television media), Building Materials Holding Corp. (building materials and construction services); Genworth Financial, Inc. (financial and insurance products and services); and University of Oklahoma Foundation

Charles R. Nelson (Born 1942) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1981)

Retired. Professor Emeritus, University of Washington, since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters. Oversees 56; None

John J. Neuhauser (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1984)

President, Saint Michael's College, since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007. Oversees 56; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)

Patrick J. Simpson (Born 1944) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 56; None

Annual Report 2014
34

Columbia AMT-Free New York Intermediate Muni Bond Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Anne-Lee Verville (Born 1945) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1998)

Retired. General Manager — Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology). Oversees 56; Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
William F. Truscott (Born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474 Trustee (since 2012)

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer from 2001 to April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously, Chief Executive Officer, U.S. Asset Management & President, Annuities, from May 2010 to September 2012 and President — U.S. Asset Management and Chief Investment Officer from 2005 to April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer from 2006 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 to August 2012; Director, Threadneedle Asset Management Holdings, SARL since 2014. Oversees 188; Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Director, Ameriprise Certificate Company from 2006 to January 2013

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Born 1964	President and Principal Executive Officer (2009)

Managing Director and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; and President, Columbia Funds since 2009; Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds from June 2008 to January 2009; and senior officer of Columbia Funds and affiliated funds since 2003.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC from September 2004 to April 2010; and senior officer of Columbia Funds and affiliated funds since 2002.

Annual Report 2014
35

Columbia AMT-Free New York Intermediate Muni Bond Fund

Trustees and Officers (continued)

Officers (continued)

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1959	Senior Vice President (2006), Chief Legal Officer (2006) and Assistant Secretary (2011)

Senior Vice President and Assistant General Counsel — Global Asset Management, Ameriprise Financial since February 2014 (previously, Senior Vice President and Lead Chief Counsel — Asset Management, 2012 – February 2014; Vice President and Lead Chief Counsel — Asset Management, 2010 – 2012; and Vice President and Chief Counsel — Asset Management, 2005 – 2010); Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; senior officer of Columbia Funds and affiliated funds since 2006.

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc. since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America from 2005 to April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc. since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC from 2007 to April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America from 2005 to April 2010.
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from 2006 to April 2010.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Vice President (2011) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously, Chief Counsel from January 2010 to January 2013, and Group Counsel from November 2008 to January 2010); Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated from July 2008 to November 2008.

Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN Born 1965	Vice President (2006)

Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010; previously, Chief Administrative Officer, from 2009 to April 2010, and Vice President — Asset Management and Trust Company Services from 2006 to 2009.

Paul D. Pearson 5228 Ameriprise Financial Center Minneapolis, MN Born 1956	Vice President (2011) and Assistant Treasurer (1999)

Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial, Inc. from 1998 to April 2010.

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	Vice President and Secretary (2010)

Vice President and Chief Counsel, Ameriprise Financial, Inc. since January 2010 (previously, Vice President and Group Counsel or Counsel from 2004 to January 2010); officer of Columbia Funds and affiliated funds since 2007.

Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Born 1957	Vice President (2006)

President and Director, Columbia Management Investment Services Corp. from May 2010 to October 2014; President and Director, Columbia Management Services, Inc. from 2004 to April 2010; and Managing Director, Columbia Management Distributors, Inc. from 2007 to April 2010.

Annual Report 2014
36

Columbia AMT-Free New York Intermediate Muni Bond Fund

Board Consideration and Approval of Advisory Agreement

On June 11, 2014, the Board of Trustees (the "Board") and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) of the Trust (the "Independent Trustees") unanimously approved the continuation of the Investment Management Services Agreement (the "Advisory Agreement") with Columbia Management Investment Advisers, LLC (the "Investment Manager") with respect to Columbia AMT-Free New York Intermediate Muni Bond Fund (the "Fund"), a series of the Trust. As detailed below, the Advisory Fees and Expenses Committee (the "Committee") and the Board met on multiple occasions to review and discuss, both among themselves and with the management team of the Investment Manager, materials provided by the Investment Manager before determining to approve the continuation of the Advisory Agreement.

In connection with their deliberations regarding the continuation of the Advisory Agreement, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Advisory Agreement, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 4, 2014, April 30, 2014 and June 10, 2014 and at Board meetings held on April 30, 2014 and June 11, 2014. In addition, the Board considers matters bearing on the Advisory Agreement at most of its other meetings throughout the year and meets regularly with senior management of the Funds and the Investment Manager. Through the Board's Investment Oversight Committees, Trustees also meet with selected Fund portfolio managers and other investment personnel at various times throughout the year. The Committee and the Board also consulted with its independent fee consultant, Fund counsel and with the Independent Trustees' independent legal counsel, who advised on various matters with respect to the Committee's and the Board's considerations and otherwise assisted the Committee and the Board in their deliberations. On June 10, 2014, the Committee recommended that the Board approve the continuation of the Advisory Agreement. On June 11, 2014, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Advisory Agreement for the Fund.

The Committee and the Board considered all information that they, their legal counsel, or the Investment Manager believed reasonably necessary to evaluate and to determine whether to approve the continuation of the Advisory Agreement. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Advisory Agreement for the Fund included the following:

•  Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;

•  Information on the Fund's advisory fees and total expenses, including information comparing the Fund's expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;

•  The Investment Manager's agreement to contractually limit or cap total operating expenses for the Fund through February 28, 2015 so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) would not exceed the annual rates of 0.75% for Class A, 1.50% for Class B, 1.50% for Class C, 0.50% for Class R4, 0.65% for Class T and 0.50% for Class Z;

•  The terms and conditions of the Advisory Agreement;

•  The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including the Administrative Services Agreement, the Distribution Agreement and the Transfer and Dividend Disbursing Agent Agreement;

•  Descriptions of various functions performed by the Investment Manager under the Advisory Agreement, including portfolio management and portfolio trading practices;

•  Information regarding the management fees and investment performance of similarly-managed portfolios of other clients of the Investment Manager, including institutional separate accounts;

•  Information regarding the reputation, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;

•  Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services, including an assessment of the Investment Manager's compliance system by the Fund's Chief Compliance Officer; and

Annual Report 2014
37

Columbia AMT-Free New York Intermediate Muni Bond Fund

Board Consideration and Approval of Advisory Agreement (continued)

•  The profitability to the Investment Manager and its affiliates from their relationships with the Fund.

Nature, Extent and Quality of Services Provided under the Advisory Agreement

The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Advisory Agreement and under separate agreements for the provision of transfer agency and administrative services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board considered, among other things, the Investment Manager's ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager's investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.

The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager, which included consideration of the Investment Manager's experience with similarly-structured funds. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates, and considered the Investment Manager's ability to provide administrative services to the Fund pursuant to a separate Administrative Services Agreement, including the Investment Manager's ability to coordinate the activities of the Fund's other service providers. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Advisory Agreement supported the continuation of the Advisory Agreement.

Investment Performance

The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks and information based on reports of the independent third-party data provider that compared the performance of the Fund to the performance of a group of comparable mutual funds, and data provided by the independent fee consultant. The Committee and the Board also reviewed a description of the third party's methodology for identifying the Fund's peer groups for purposes of performance and expense comparisons.

The Committee and the Board noted that, through December 31, 2013, the Fund's performance was in the thirty-seventh, thirty-seventh and forty-sixth percentile (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one-, three- and five- year periods, respectively.

The Committee and the Board also considered the Investment Manager's performance and reputation generally, the Investment Manager's historical responsiveness to Board concerns about performance, and the Investment Manager's willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund was sufficient, in light of other considerations, to warrant the continuation of the Advisory Agreement.

Investment Advisory Fee Rates and Other Expenses

The Committee and the Board considered the advisory fees charged to the Fund under the Advisory Agreement as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees under the Advisory Agreement, the Committee and the Board considered, among other information, the Fund's advisory fee and its total expense ratio as a percentage of average daily net assets. The Committee and the Board also considered data provided by the independent fee consultant. The Committee and the Board noted that the Fund's actual management fee and net expense ratio are ranked in the first and third quintiles, respectively, (where the lowest fees and expenses would be in the first quintile) against the Fund's expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.

The Committee and the Board also received and considered information about the advisory fees charged by the Investment Manager to institutional separate accounts. In considering the fees charged to those accounts, the Committee and the Board

Annual Report 2014
38

Columbia AMT-Free New York Intermediate Muni Bond Fund

Board Consideration and Approval of Advisory Agreement (continued)

took into account, among other things, the Investment Manager's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. In evaluating the Fund's advisory fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the advisory fee rates and expenses of the Fund were sufficient, in light of other considerations, to warrant the continuation of the Advisory Agreement.

Costs of Services Provided and Profitability

The Committee and the Board also took note of the costs of the services provided (both on an absolute and relative basis) and the profitability to the Investment Manager and its affiliates in connection with their relationships with the Fund. In evaluating these considerations, the Committee and the Board took note of the advisory fees charged by the Investment Manager to other clients, including fees charged by the Investment Manager to institutional separate account clients with similar investment strategies to those of the Fund.

The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager's affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability of the Investment Manager and its affiliates of their relationships with the Fund, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2013 to profitability levels realized in 2012. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of similarly managed funds, the performance of the Fund, and the expense ratio of the Fund. The Committee and the Board also considered information provided by the Investment Manager regarding the Investment Manager's financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Advisory Agreement.

Economies of Scale

The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager's investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment advisory fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading and compliance resources. The Committee and the Board noted that the investment advisory fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.

In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as discussed above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the continuation of the Advisory Agreement.

Other Benefits to the Investment Manager

The Committee and the Board received and considered information regarding "fall-out" or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager to provide administrative services to the Fund and the engagement of the Investment Manager's affiliates to provide distribution and transfer agency services to the Fund. In this regard, among other matters, the Committee and the Board considered that the Fund's distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund's securities transactions, and reviewed information about the Investment Manager's

Annual Report 2014
39

Columbia AMT-Free New York Intermediate Muni Bond Fund

Board Consideration and Approval of Advisory Agreement (continued)

practices with respect to allocating portfolio transactions for brokerage and research services. The Committee and the Board considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that are in place to address such possible conflicts of interest. The Committee and the Board recognized that the Investment Manager's profitability would be somewhat lower without these benefits.

Conclusion

The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Advisory Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Advisory Agreement.

Annual Report 2014
40

Columbia AMT-Free New York Intermediate Muni Bond Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2014
41

Columbia AMT-Free New York Intermediate Muni Bond Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and, if available, a summary prospectus, which contains this and other important information about the Fund, go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN204_10_D01_(12/14)

Annual Report

October 31, 2014

Columbia International Bond Fund

Not FDIC insured • No bank guarantee • May lose value

President's Message

Dear Shareholders,

The U.S. Economy Gained Momentum

The U.S. economy picked up momentum throughout the third quarter of 2014 with improvements in every sector. Second-quarter gross domestic product growth was revised upward to 4.6%, with expectations that third-quarter growth would also be above trend. American companies added more than 200,000 new jobs monthly, driving unemployment below 6% for the first time since 2008. Consumer spending got a boost as both income and savings rose, and confidence hit a post-recession high. After a weak start to the year, corporate profits rebounded, indicating that business remains in good shape. Rising profits led to higher capital spending. The housing market recovery remained on track, as home sales and prices trended higher, and inventories declined. Manufacturing remained a lynchpin of the economy's expansion. Even so, performance fell short of expectations at the end of the period.

Despite Momentum, Markets Remained Stagnant

The financial markets produced lackluster results, despite good economic news and the Federal Reserve's reassurance that it intended to keep short-term interest rates low for another year. A surge in global tensions and concerns that equity valuations have risen sharply put a damper on investor enthusiasm. The S&P 500 Index inched ahead 1.13%, buoyed by its concentration in large-cap stocks with a defensive edge. Traditional fixed-income sectors, including U.S. Treasuries, mortgages and securitized bonds, eked out returns of less than 1% for the quarter. Investment-grade corporate bonds and high-yield bonds lost some ground, although fundamentals for both groups remained solid. Convertible securities and U.S. Treasury inflation-protected securities pulled up the rear.

Stay on Track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation's largest asset managers. At the heart of our success and, most importantly, that of our investors, are highly talented industry professionals, brought together by a unique way of working. At Columbia Management, reaching our performance goals matters, and how we reach them matters just as much.

Visit columbiamanagement.com for:

>  The Columbia Management Perspectives blog, offering insights on current market events and investment opportunities

>  Detailed up-to-date fund performance and portfolio information

>  Quarterly fund commentaries

>  Columbia Management investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

Investing involves risk including the risk of loss of principal.

The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and, if available, a summary prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2014

Columbia International Bond Fund

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	7
Portfolio of Investments	8
Statement of Assets and Liabilities	15
Statement of Operations	17
Statement of Changes in Net Assets	18
Financial Highlights	20
Notes to Financial Statements	25
Report of Independent Registered Public Accounting Firm	36
Federal Income Tax Information	37
Trustees and Officers	38
Board Consideration and Approval of Advisory Agreement	41
Important Information About This Report	45

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2014

Columbia International Bond Fund

Performance Overview

Performance Summary

>  Columbia International Bond Fund (the Fund) Class A shares returned 1.03% excluding sales charges for the 12-month period that ended October 31, 2014.

>  The Fund outperformed its Blended Benchmark, which returned -1.62% for the 12-month period.

>  The Fund also outperformed the Citigroup Non-U.S. Dollar World Government Bond (All Maturities) Index — Unhedged, which returned -2.88% for the same time period.

>  Exposure to local emerging market rates and significant underweights in the Japanese yen and euro contributed positively to the Fund's relative results. These positive contributors more than offset the detracting effect of an overweight to emerging market currencies and underweights to eurozone rates and spreads.

Average Annual Total Returns (%) (for period ended October 31, 2014)

	Inception	1 Year	5 Years	Life
Class A	12/01/08
Excluding sales charges		1.03	2.15	3.78
Including sales charges		-3.74	1.17	2.92
Class C	12/01/08
Excluding sales charges		0.38	1.39	3.00
Including sales charges		-0.61	1.39	3.00
Class I*	09/27/10	1.49	2.42	4.01
Class W*	06/18/12	0.85	1.82	3.40
Class Z	12/01/08	1.34	2.41	4.04
Blended Benchmark		-1.62	2.28	5.25
Citigroup Non-U.S. Dollar World Government Bond (All Maturities) Index — Unhedged		-2.88	0.83	3.14

Returns for Class A are shown with and without the maximum initial sales charge of 4.75%. Returns for Class C are shown with and without the applicable contingent deferred sales charge (CDSC) of 1.00% for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The Blended Benchmark, a weighted custom composite, established by the Investment Manager, consists of a 60% weighting in the Citigroup World Government Bond (excluding the U.S. and Japan) Index (the Citigroup WGBI — ex U.S./Japan), a 20% weighting in the Citigroup Japan Government Bond Index (the Citigroup Japan GBI) and a 20% weighting in the JPMorgan Government Bond Index — Emerging Markets Global Diversified Composite (the JPM GBI EM — Global Diversified). The Citigroup WGBI — ex U.S./Japan has the same calculation and inclusion criteria as the Fund's primary benchmark, the Citigroup Non.U.S. WGBI — Unhedged, while excluding issues from the United States and also Japan. The Citigroup Japan GBI is a market-weighted index based on Yen-denominated debt instruments issued by the government of Japan. The JPM GBI — EM Global Diversified tracks total returns for emerging markets local-currency denominated fixed income instruments.

The Citigroup Non-U.S. Dollar World Government Bond (All Maturities) Index — Unhedged is calculated on a market-weighted basis and includes investment-grade, fixed-rate bonds, issued by governments outside of the United States (currently, 21 countries), with a remaining maturity of one year or longer and with amounts outstanding of at least the equivalent of U.S. $25 million.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2014
2

Columbia International Bond Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (December 1, 2008 – October 31, 2014)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia International Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2014
3

Columbia International Bond Fund

Manager Discussion of Fund Performance

Portfolio Management

Jim Cielinski

Matthew Cobon

Zach Pandl

Gene Tannuzzo, CFA

Quality Breakdown (%) (at October 31, 2014)
AAA rating	12.6
AA rating	14.2
A rating	24.0
BBB rating	39.2
Non-investment grade	6.3
Not rated	3.7
Total	100.0

Percentages indicated are based upon total fixed income securities (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody's, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as "Not rated". Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund's subadviser incorporates into its credit analysis process, along with such other country-specific factors as the direction and stance of fiscal policy, balance of payment trends and commodity prices, the level and structure of public debt as well as political stability and commitment to strong macroeconomic policies.

The Board of Trustees of the Fund has approved a Plan of Liquidation and Termination (the Plan) pursuant to which the Fund will be liquidated an terminated. Under the terms of the Plan, it is anticipated that the redemption of all shares of the Fund will occur in the first quarter of 2015.

At October 31, 2014, approximately 97% of the Fund's shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers (Columbia). As a result of asset allocation decisions by Columbia, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. Columbia seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended October 31, 2014, the Fund's Class A shares returned 1.03% excluding sales charges. The Fund outperformed its Blended Benchmark, which returned -1.62% for the 12-month period. The Fund also outperformed the Citigroup Non-U.S. Dollar World Government Bond (All Maturities) Index — Unhedged, which returned -2.88% for the same time period. Exposure to local emerging market rates and significant underweights in the Japanese yen and euro contributed positively to the Fund's relative results. These positive contributors more than offset the detracting effect of an overweight to emerging market currencies and underweights to eurozone rates and spreads.

Active Management Decisions Benefited Fund Returns

During the annual period, the Fund benefited significantly from sizable underweights to the Japanese yen and to the euro. The Fund's overweight exposures to local interest rate markets in Poland, Mexico, Australia, New Zealand and Indonesia also contributed positively. Partially offsetting these positive contributors were an overweight to emerging market currencies overall and underweighted exposure to eurozone rates, European periphery spreads and Japanese rates, which detracted.

Shifting Market Conditions Drove Portfolio Changes

We made a number of changes to portfolio positioning in reaction to shifting market conditions. We made a significant shift away from investing in low yielding, developed market sovereign bonds, including those of Japan, France, Germany and Norway. The proceeds from these positions were invested in sovereign debt of countries with what we considered to have more attractive total return potential. Some of these countries included those with higher yielding eurozone debt, such as Portugal and Spain. Others included higher yielding yet high quality emerging market countries, such as Mexico, South Korea, Indonesia, Malaysia and Romania. We significantly reduced the size of the Fund's U.S. dollar-denominated emerging market bond exposure in favor of higher quality emerging market local currency bonds.

Derivative Positions in the Fund

The Fund utilized currency forward contracts and futures contracts during the annual period. Currency forward contracts were used to manage the currency weights in the Fund for hedging and investment purposes. Futures contracts were used to manage the duration and yield curve exposure of the Fund vs. the Blended Benchmark.

Annual Report 2014
4

Columbia International Bond Fund

Manager Discussion of Fund Performance (continued)

Looking Ahead

We currently expect global monetary policy divergence to be a major theme for the fixed-income markets over the next several months. The U.S. and the U.K. appear to be closer to normalizing monetary policy on improving economic fundamentals, while Europe and Japan are in the process of further easing policy. The European Central Bank (ECB) recently affirmed its commitment to expand the size of its balance sheet to early 2012 levels, which implies an increase of about one trillion euros through a combination of bond purchases and long-term loans to banks. Additionally, despite political obstacles, sovereign quantitative easing by the ECB seems to be a distinct possibility. At the same time, the Bank of Japan (BoJ) has increased the size of its own asset purchase program and extended the duration of the assets it will add to its balance sheet. Together, we believe the ECB and BoJ actions ensure that global liquidity will remain abundant even though the U.S. Federal Reserve (Fed) ended its asset purchase program on schedule in October 2014. While U.S. yields remain above those in other developed market economies, the outlooks for economic growth and policy appear to have diverged. Thus, we believe strong economic growth in the U.S. will likely force the Fed to increase short-term interest rates from the zero lower bound in the not too distant future. At the end of the annual period, the market seemed to anticipate the first rate increase by the Fed to occur between June and September 2015. Together, we believe these factors may well drive an increase in volatility in global rates and currencies in the year ahead, which, in our view, presents some potentially attractive investment opportunities.

Given our current view, the Fund maintained an underweight in international developed bonds at the end of the annual period, as we believe most of these markets offer paltry yields with little upside price potential. We continued to favor exposure to high quality emerging market local currency bonds and higher yielding government bonds in the eurozone. We maintained a smaller Fund position in hard currency emerging market bonds, but the sector, in our view, is becoming increasingly driven by idiosyncratic country stories in contrast to any broad-based themes. Additionally, the plunge in commodity prices during the annual period is likely, in our opinion, to exert further pressure on commodity-exporting countries that have failed to undertake necessary structural reforms.

Country Breakdown (%) (at October 31, 2014)
Australia	6.6
Brazil	3.2
Canada	2.0
Chile	2.1
Colombia	2.5
Iceland	2.0
Indonesia	6.0
Ireland	2.0
Italy	6.5
Kazakhstan	0.3
Lithuania	0.2
Malaysia	3.6
Mexico	10.5
New Zealand	6.8
Peru	4.8
Philippines	0.9
Poland	3.7
Portugal	5.2
Romania	4.9
Russian Federation	1.4
Singapore	3.0
Slovenia	2.0
South Africa	2.1
South Korea	3.7
Spain	5.0
Sweden	1.6
Turkey	0.9
Ukraine	0.2
United Kingdom	4.1
United States(a)	2.0
Uruguay	0.2
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

(a) Includes investments in Money Market Funds.

Annual Report 2014
5

Columbia International Bond Fund

Manager Discussion of Fund Performance (continued)

Investment Risks

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Fixed-income securities present issuer default risk. A rise in interest rates may result in a price decline of fixed-income securities held by the Fund. Falling rates may result in the Fund investing in lower yielding securities, lowering the Fund's income and yield. Non-investment-grade securities (high-yield or junk bonds) are volatile and carry more risk to principal and income than investment-grade securities. Prepayment and extension risk exists as a loan, bond or other investment may be called, prepaid or redeemed before maturity and that similar yielding investments may not be available for purchase. Risks are enhanced for emerging market and sovereign debt issuers. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in fund value. Liquidity risk is associated with the difficulty of selling underlying investments at a desirable time or price. See the Fund's prospectus for more information on these and other risks.

Annual Report 2014
6

Columbia International Bond Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

May 1, 2014 – October 31, 2014

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	997.70	1,019.71	5.49	5.55	1.09
Class C	1,000.00	1,000.00	993.90	1,015.93	9.25	9.35	1.84
Class I	1,000.00	1,000.00	999.60	1,021.63	3.58	3.62	0.71
Class W	1,000.00	1,000.00	997.70	1,019.71	5.49	5.55	1.09
Class Z	1,000.00	1,000.00	999.00	1,020.97	4.23	4.28	0.84

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2014
7

Columbia International Bond Fund

Portfolio of Investments

October 31, 2014

(Percentages represent value of investments compared to net assets)

Corporate Bonds & Notes(a) 3.8%

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
South Korea 3.6%
Bank Of Korea 08/09/15	2.370%	KRW	2,860,000,000	2,682,055
Ukraine 0.2%
MHP SA(b) 04/02/20	8.250%		200,000	173,000
Total Corporate Bonds & Notes (Cost: $3,021,339)				2,855,055

Inflation-Indexed Bonds(a) 3.9%

Brazil 2.8%
Brazil Notas do Tesouro Nacional Series B 08/15/18	6.000%	BRL	516,688	2,122,563
Italy 1.0%
Italy Buoni Poliennali Del Tesoro 09/15/41	2.550%	EUR	552,488	731,750
Uruguay 0.1%
Uruguay Government International Bond 04/05/27	4.250%	UYU	1,422,045	63,150
Total Inflation-Indexed Bonds (Cost: $3,138,740)				2,917,463

Foreign Government Obligations(a)(c) 87.6%

Australia 6.4%
Australia Government Bond Senior Unsecured 10/21/19	2.750%	AUD	4,239,000	3,716,852
04/21/24	2.750%	AUD	1,370,000	1,152,662
Total				4,869,514
Brazil 0.3%
Brazilian Government International Bond Senior Unsecured 01/20/34	8.250%		70,000	96,950
Petrobras International Finance Co. SA 01/27/21	5.375%		150,000	153,342
Total				250,292
Canada 1.9%
Canadian Government Bond 09/01/18	1.250%	CAD	900,000	794,920

Foreign Government Obligations(a)(c) (continued)

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Province of Quebec 12/01/17	4.500%	CAD	700,000	675,858
Total				1,470,778
Chile 2.0%
Chile Government International Bond Senior Unsecured 08/05/20	5.500%	CLP	830,000,000	1,511,178
Colombia 2.4%
Colombia Government International Bond Senior Unsecured 04/14/21	7.750%	COP	2,520,000,000	1,332,936
07/12/21	4.375%		200,000	213,300
05/21/24	8.125%		50,000	66,625
Ecopetrol SA Senior Unsecured 07/23/19	7.625%		45,000	53,663
Empresas Publicas de Medellin ESP Senior Unsecured(b) 02/01/21	8.375%	COP	340,000,000	175,990
Total				1,842,514
Iceland 1.9%
Iceland Government International Bond 05/11/22	5.875%		1,300,000	1,468,919
Indonesia 5.8%
Indonesia Treasury Bond Senior Unsecured 07/15/17	10.000%	IDR	5,260,000,000	459,189
03/15/24	8.375%	IDR	28,500,000,000	2,408,998
09/15/25	11.000%	IDR	8,070,000,000	795,775
Majapahit Holding BV(b) 08/07/19	8.000%		450,000	527,625
PT Perusahaan Listrik Negara Senior Unsecured(b) 11/22/21	5.500%		200,000	212,638
Total				4,404,225
Ireland 1.9%
Ireland Government Bond 03/18/24	3.400%	EUR	1,025,000	1,469,829
Italy 5.4%
Italy Buoni Poliennali Del Tesoro 12/01/18	3.500%	EUR	1,380,000	1,899,446
09/01/22	5.500%	EUR	1,380,000	2,164,105
Total				4,063,551
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
8

Columbia International Bond Fund

Portfolio of Investments (continued)

October 31, 2014

Foreign Government Obligations(a)(c) (continued)

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Kazakhstan 0.3%
KazMunayGas National Co. JSC Senior Unsecured(b) 05/05/20	7.000%		200,000	225,250
Lithuania 0.2%
Lithuania Government International Bond Senior Unsecured(b) 03/09/21	6.125%		120,000	140,039
Malaysia 3.5%
Malaysia Government Bond Senior Unsecured 10/31/19	3.654%	MYR	8,660,000	2,633,288
Mexico 10.3%
Comision Federal de Electricidad Senior Unsecured(b) 05/26/21	4.875%		200,000	213,000
Mexican Bonos 12/13/18	8.500%	MXN	11,205,000	945,437
06/11/20	8.000%	MXN	19,600,000	1,648,838
12/05/24	10.000%	MXN	21,500,000	2,087,094
05/31/29	8.500%	MXN	28,000,000	2,473,459
Mexico Government International Bond Senior Unsecured 01/11/40	6.050%		40,000	48,300
Pemex Project Funding Master Trust 01/21/21	5.500%		300,000	331,665
Total				7,747,793
New Zealand 6.6%
New Zealand Government Bond Senior Unsecured 12/15/17	6.000%	NZD	690,000	573,832
05/15/21	6.000%	NZD	210,000	183,168
04/15/23	5.500%	NZD	4,946,000	4,262,421
Total				5,019,421
Peru 4.7%
Peruvian Government International Bond Senior Unsecured 07/21/25	7.350%		200,000	264,500
08/12/26	8.200%	PEN	7,550,000	3,161,546
11/21/33	8.750%		27,000	41,513
03/14/37	6.550%		45,000	57,487
Total				3,525,046
Philippines 0.9%
Philippine Government International Bond Senior Unsecured 01/15/21	4.950%	PHP	28,000,000	642,745

Foreign Government Obligations(a)(c) (continued)

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Poland 3.6%
Poland Government Bond 10/25/19	5.500%	PLN	6,438,000	2,223,769
10/25/21	5.750%	PLN	1,380,000	501,613
Total				2,725,382
Portugal 5.1%
Portugal Government International Bond(b) 10/15/24	5.125%		1,927,000	1,984,610
Portugal Obrigacoes do Tesouro OT Senior Unsecured(b) 04/15/21	3.850%	EUR	1,360,000	1,852,795
Total				3,837,405
Romania 4.7%
Romania Government Bond 08/29/16	4.750%	RON	4,700,000	1,397,440
Romanian Government International Bond 06/24/19	4.750%	RON	5,950,000	1,821,966
Romanian Government International Bond(b) Senior Unsecured 02/07/22	6.750%		300,000	359,625
Total				3,579,031
Russian Federation 1.3%
Gazprom OAO Via Gaz Capital SA(b) Senior Unsecured 04/11/18	8.146%		200,000	220,928
03/07/22	6.510%		400,000	417,500
Russian Foreign Bond — Eurobond Senior Unsecured 03/31/30	7.500%		93,010	105,519
Russian Foreign Bond — Eurobond(b) Senior Unsecured 04/29/20	5.000%		100,000	104,000
03/31/30	7.500%		131,000	148,618
Total				996,565
Singapore 3.0%
Singapore Government Bond Senior Unsecured 09/01/24	3.000%	SGD	2,700,000	2,233,436
Slovenia 2.0%
Slovenia Government Bond 04/08/21	3.000%	EUR	1,120,000	1,477,887
South Africa 2.0%
South Africa Government Bond 01/15/20	7.250%	ZAR	15,200,000	1,376,451

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
9

Columbia International Bond Fund

Portfolio of Investments (continued)

October 31, 2014

Foreign Government Obligations(a)(c) (continued)

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
South Africa Government International Bond Senior Unsecured 03/08/41	6.250%		120,000	141,051
Total				1,517,502
Spain 4.9%
Spain Government Bond Senior Unsecured 04/30/20	4.000%	EUR	550,000	792,630
Spain Government Bond(b) 04/30/24	3.800%	EUR	2,020,000	2,921,927
Total				3,714,557
Sweden 1.5%
Sweden Government Bond 05/12/25	2.500%	SEK	7,500,000	1,147,353
Turkey 0.9%
Turkey Government International Bond Senior Unsecured 03/30/21	5.625%		450,000	492,741
02/05/25	7.375%		140,000	173,033
Total				665,774
United Kingdom 4.0%
Network Rail Infrastructure Finance PLC Government Guaranteed 12/09/30	4.375%	GBP	60,000	114,057

Foreign Government Obligations(a)(c) (continued)

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
United Kingdom Gilt 09/07/20	3.750%	GBP	625,000	1,113,392
09/07/21	3.750%	GBP	595,000	1,068,789
03/07/25	5.000%	GBP	350,000	701,862
Total				2,998,100
Uruguay 0.1%
Uruguay Government International Bond Senior Unsecured PIK 01/15/33	7.875%		40,000	54,700
Total Foreign Government Obligations (Cost: $67,741,242)				66,232,074

Money Market Funds 1.9%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.092%(d)(e)	1,451,820	1,451,820
Total Money Market Funds (Cost: $1,451,820)		1,451,820
Total Investments (Cost: $75,353,141)		73,456,412
Other Assets & Liabilities, Net		2,099,293
Net Assets		75,555,705

Investments in Derivatives

Forward Foreign Currency Exchange Contracts Open at October 31, 2014

Counterparty	Exchange Date	Currency to be Delivered	Currency to be Received	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Citigroup Global Markets Inc.	11/25/14	5,553,000 AUD	4,843,826 USD	—	(35,699)
Deutsche Bank	11/25/14	4,450,286 USD	4,740,000,000 KRW	—	(35,246)
Deutsche Bank	11/25/14	1,089,570 USD	2,470,000 TRY	16,381	—
Goldman, Sachs & Co.	11/25/14	6,000,000 SEK	834,081 USD	21,495	—
HSBC Securities (USA), Inc.	11/25/14	1,669,000 CAD	1,481,652 USD	1,558	—
J.P. Morgan Securities, Inc.	11/24/14	1,101,726 USD	3,600,000 MYR	—	(13,683)
Standard Chartered Bank	11/14/14	1,081,308 USD	645,000,000 CLP	38,538	—

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
10

Columbia International Bond Fund

Portfolio of Investments (continued)

October 31, 2014

Forward Foreign Currency Exchange Contracts Open at October 31, 2014 (continued)

Counterparty	Exchange Date	Currency to be Delivered	Currency to be Received	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Standard Chartered Bank	11/14/14	1,628,840 USD	3,330,000,000 COP	—	(12,368)
Standard Chartered Bank	11/25/14	2,249,446 USD	30,480,000 MXN	11,054	—
Standard Chartered Bank	11/25/14	4,235,000 GBP	6,807,021 USD	33,450	—
UBS Securities	11/25/14	6,512,000 NZD	5,152,685 USD	86,884	—
UBS Securities	12/08/14	18,620,000 EUR	23,331,419 USD	—	(8,466)
Total				209,360	(105,462)

Futures Contracts Outstanding at October 31, 2014

At October 31, 2014, cash totaling $256,164 was pledged as collateral to cover initial margin requirements on open futures contracts.

Long Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
US LONG BOND	24	USD	3,386,250	12/2014	42,714	—
US ULTRA T-BOND	24	USD	3,763,500	12/2014	176,214	—
Total					218,928	—

Short Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
EURO BUXL 30YR BOND	(3)	EUR	(546,323)	12/2014	—	(20,143)
EURO-BUND	(47)	EUR	(8,888,305)	12/2014	—	(102,145)
Total					—	(122,288)

Interest Rate Swap Contracts Outstanding at October 31, 2014

At October 31, 2014, cash totaling $638,351 was pledged as collateral to cover open centrally cleared interest rate swap contracts.

Counterparty	Floating Rate Index	Fund Pay/Receive Floating Rate	Fixed Rate (%)	Expiration Date	Notional Currency	Notional Amount	Unamortized Premium (Paid) Received ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Morgan Stanley*	3-Month USD LIBOR-BBA	Receive	1.7515	10/10/19	USD	10,000,000	(291)	—	(15,403)
Morgan Stanley*	3-Month USD LIBOR-BBA	Receive	2.4765	10/10/24	USD	11,000,000	(336)	—	(19,909)
Morgan Stanley*	3-Month USD LIBOR-BBA	Receive	2.3650	10/16/24	USD	4,400,000	(284)	38,443	—
Total							(911)	38,443	(35,312)

* Centrally cleared swap contract

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
11

Columbia International Bond Fund

Portfolio of Investments (continued)

October 31, 2014

Notes to Portfolio of Investments

(a)  Principal amounts are denominated in United States Dollars unless otherwise noted.

(b)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2014, the value of these securities amounted to $9,677,545 or 12.81% of net assets.

(c)  Principal and interest may not be guaranteed by the government.

(d)  The rate shown is the seven-day current annualized yield at October 31, 2014.

(e)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended October 31, 2014, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	3,085,789	46,464,593	(48,098,562)	1,451,820	2,490	1,451,820

Abbreviation Legend

PIK    Payment-in-Kind

Currency Legend

AUD  Australian Dollar

BRL  Brazilian Real

CAD  Canadian Dollar

CLP  Chilean Peso

COP  Colombian Peso

EUR  Euro

GBP  British Pound

IDR  Indonesian Rupiah

KRW  Korean Won

MXN  Mexican Peso

MYR  Malaysia Ringgits

NZD  New Zealand Dollar

PEN  Peru Nuevos Soles

PHP  Philippine Peso

PLN  Polish Zloty

RON  Romania, New Lei

SEK  Swedish Krona

SGD  Singapore Dollar

TRY  Turkish Lira

USD  US Dollar

UYU  Uruguay Pesos

ZAR  South African Rand

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
12

Columbia International Bond Fund

Portfolio of Investments (continued)

October 31, 2014

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
13

Columbia International Bond Fund

Portfolio of Investments (continued)

October 31, 2014

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at October 31, 2014:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Bonds
Corporate Bonds & Notes	—	2,855,055	—	2,855,055
Inflation-Indexed Bonds	—	2,917,463	—	2,917,463
Foreign Government Obligations	—	66,232,074	—	66,232,074
Total Bonds	—	72,004,592	—	72,004,592
Mutual Funds
Money Market Funds	1,451,820	—	—	1,451,820
Total Mutual Funds	1,451,820	—	—	1,451,820
Investments in Securities	1,451,820	72,004,592	—	73,456,412
Derivatives
Assets
Forward Foreign Currency Exchange Contracts	—	209,360	—	209,360
Futures Contracts	218,928	—	—	218,928
Swap Contracts	—	38,443	—	38,443
Liabilities
Forward Foreign Currency Exchange Contracts	—	(105,462)	—	(105,462)
Futures Contracts	(122,288)	—	—	(122,288)
Swap Contracts	—	(35,312)	—	(35,312)
Total	1,548,460	72,111,621	—	73,660,081

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between levels during the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
14

Columbia International Bond Fund

Statement of Assets and Liabilities

October 31, 2014

Assets
Investments, at value
Unaffiliated issuers (identified cost $73,901,321)	$72,004,592
Affiliated issuers (identified cost $1,451,820)	1,451,820
Total investments (identified cost $75,353,141)	73,456,412
Foreign currency (identified cost $116,518)	115,370
Margin deposits	894,515
Unrealized appreciation on forward foreign currency exchange contracts	209,360
Premiums paid on outstanding swap contracts	911
Receivable for:
Investments sold	192,158
Capital shares sold	4,932
Dividends	367
Interest	850,229
Reclaims	37,639
Variation margin	53,089
Expense reimbursement due from Investment Manager	232
Prepaid expenses	491
Trustees' deferred compensation plan	13,224
Total assets	75,828,929
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	105,462
Payable for:
Investments purchased	73,442
Capital shares purchased	18,523
Variation margin	26,517
Investment management fees	1,183
Distribution and/or service fees	15
Transfer agent fees	419
Administration fees	166
Chief compliance officer expenses	3
Accounting fees	27,710
Other expenses	6,560
Trustees' deferred compensation plan	13,224
Total liabilities	273,224
Net assets applicable to outstanding capital stock	$75,555,705
Represented by
Paid-in capital	$75,258,947
Undistributed net investment income	1,179,686
Accumulated net realized gain	833,790
Unrealized appreciation (depreciation) on:
Investments	(1,896,729)
Foreign currency translations	(23,658)
Forward foreign currency exchange contracts	103,898
Futures contracts	96,640
Swap contracts	3,131
Total — representing net assets applicable to outstanding capital stock	$75,555,705

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
15

Columbia International Bond Fund

Statement of Assets and Liabilities (continued)

October 31, 2014

Class A
Net assets	$1,447,178
Shares outstanding	130,790
Net asset value per share	$11.06
Maximum offering price per share(a)	$11.61
Class C
Net assets	$157,579
Shares outstanding	14,336
Net asset value per share	$10.99
Class I
Net assets	$73,001,097
Shares outstanding	6,580,933
Net asset value per share	$11.09
Class W
Net assets	$40,862
Shares outstanding	3,701
Net asset value per share	$11.04
Class Z
Net assets	$908,989
Shares outstanding	82,030
Net asset value per share	$11.08

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 4.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
16

Columbia International Bond Fund

Statement of Operations

Year Ended October 31, 2014

Net investment income
Income:
Dividends — affiliated issuers	$2,490
Interest	2,143,646
Foreign taxes withheld	(25,201)
Total income	2,120,935
Expenses:
Investment management fees	344,763
Distribution and/or service fees
Class A	3,791
Class C	1,349
Class W	771
Transfer agent fees
Class A	2,787
Class C	243
Class W	753
Class Z	10,571
Administration fees	48,388
Compensation of board members	22,211
Custodian fees	13,602
Printing and postage fees	26,586
Registration fees	55,328
Professional fees	29,482
Chief compliance officer expenses	31
Other	10,079
Total expenses	570,735
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(120,740)
Total net expenses	449,995
Net investment income	1,670,940
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	670,118
Foreign currency translations	(141,918)
Forward foreign currency exchange contracts	1,347,993
Futures contracts	(493,904)
Swap contracts	(7)
Increase from payment by affiliate (Note 6)	18,180
Net realized gain	1,400,462
Net change in unrealized appreciation (depreciation) on:
Investments	(2,473,959)
Foreign currency translations	8,806
Forward foreign currency exchange contracts	69,650
Futures contracts	270,737
Swap contracts	3,131
Net change in unrealized depreciation	(2,121,635)
Net realized and unrealized loss	(721,173)
Net increase in net assets resulting from operations	$949,767

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
17

Columbia International Bond Fund

Statement of Changes in Net Assets

	Year Ended October 31, 2014	Year Ended October 31, 2013
Operations
Net investment income	$1,670,940	$1,636,511
Net realized gain (loss)	1,400,462	(579,216)
Net change in unrealized depreciation	(2,121,635)	(3,061,955)
Net increase (decrease) in net assets resulting from operations	949,767	(2,004,660)
Distributions to shareholders
Net investment income
Class A	(19,072)	(28,349)
Class C	(1,344)	(1,901)
Class I	(838,651)	(779,855)
Class W	(590)	(63,316)
Class Z	(29,000)	(235,445)
Total distributions to shareholders	(888,657)	(1,108,866)
Increase (decrease) in net assets from capital stock activity	10,670,362	(669,850)
Total increase (decrease) in net assets	10,731,472	(3,783,376)
Net assets at beginning of year	64,824,233	68,607,609
Net assets at end of year	$75,555,705	$64,824,233
Undistributed net investment income	$1,179,686	$8,133

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
18

Columbia International Bond Fund

Statement of Changes in Net Assets (continued)

	Year Ended October 31, 2014		Year Ended October 31, 2013
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions	21,524	237,438	82,970	942,084
Distributions reinvested	1,577	17,704	2,353	26,994
Redemptions	(43,222)	(478,105)	(112,934)	(1,277,338)
Net decrease	(20,121)	(222,963)	(27,611)	(308,260)
Class C shares
Subscriptions	4,527	50,566	3,966	45,469
Distributions reinvested	81	905	138	1,594
Redemptions	(2,826)	(31,216)	(11,363)	(126,077)
Net increase (decrease)	1,782	20,255	(7,259)	(79,014)
Class I shares
Subscriptions	2,308,771	25,586,240	756,398	8,441,218
Distributions reinvested	74,561	838,500	68,323	779,812
Redemptions	(384,700)	(4,226,572)	(204,106)	(2,331,847)
Net increase	1,998,632	22,198,168	620,615	6,889,183
Class W shares
Subscriptions	3,745	41,183	128,934	1,454,318
Distributions reinvested	41	457	5,518	63,280
Redemptions	(349,285)	(3,814,051)	(165,754)	(1,851,195)
Net decrease	(345,499)	(3,772,411)	(31,302)	(333,597)
Class Z shares
Subscriptions	13,663	150,357	43,084	492,663
Distributions reinvested	296	3,335	456	5,230
Redemptions	(681,255)	(7,706,379)	(659,599)	(7,336,055)
Net decrease	(667,296)	(7,552,687)	(616,059)	(6,838,162)
Total net increase (decrease)	967,498	10,670,362	(61,616)	(669,850)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
19

Columbia International Bond Fund

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended October 31,						Year Ended May 31,
Class A	2014		2013		2012(a)		2012	2011		2010
Per share data
Net asset value, beginning of period	$11.09		$11.62		$11.06		$11.50	$10.28		$10.39
Income from investment operations:
Net investment income	0.27		0.24		0.10		0.26	0.21		0.19
Net realized and unrealized gain (loss)	(0.15)		(0.61)		0.53		(0.42)	1.39		(0.07)
Increase from payment by affiliate	0.00	(b)	—		—		—	—		—
Total from investment operations	0.12		(0.37)		0.63		(0.16)	1.60		0.12
Less distributions to shareholders:
Net investment income	(0.15)		(0.16)		(0.07)		(0.28)	(0.36)		(0.22)
Net realized gains	—		—		—		—	(0.02)		(0.01)
Total distributions to shareholders	(0.15)		(0.16)		(0.07)		(0.28)	(0.38)		(0.23)
Redemption fees:
Redemption fees added to paid-in capital	—		—		—		—	—		0.00	(b)
Net asset value, end of period	$11.06		$11.09		$11.62		$11.06	$11.50		$10.28
Total return	1.03	%(c)	(3.22%)		5.70%		(1.40%)	15.86%		1.07%
Ratios to average net assets(d)
Total gross expenses	1.34%		1.36%		1.57	%(e)	1.36%	2.09%		2.12%
Total net expenses(f)	1.09%		1.09	%(g)	1.10	%(e)	1.10%	1.07	%(g)	1.05	%(g)
Net investment income	2.41%		2.17%		1.99	%(e)	2.29%	1.90%		1.78%
Supplemental data
Net assets, end of period (in thousands)	$1,447		$1,673		$2,074		$1,903	$1,254		$990
Portfolio turnover	80%		16%		5%		20%	31%		30%

Notes to Financial Highlights

(a)  For the period from June 1, 2012 to October 31, 2012. During the period, the Fund's fiscal year end was changed from May 31 to October 31.

(b)  Rounds to zero.

(c)  The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.03%.

(d)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(e)  Annualized.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
20

Columbia International Bond Fund

Financial Highlights (continued)

	Year Ended October 31,						Year Ended May 31,
Class C	2014		2013		2012(a)		2012	2011		2010
Per share data
Net asset value, beginning of period	$11.05		$11.61		$11.05		$11.49	$10.27		$10.39
Income from investment operations:
Net investment income	0.18		0.16		0.06		0.18	0.12		0.11
Net realized and unrealized gain (loss)	(0.14)		(0.62)		0.53		(0.42)	1.40		(0.08)
Increase from payment by affiliate	0.00	(b)	—		—		—	—		—
Total from investment operations	0.04		(0.46)		0.59		(0.24)	1.52		0.03
Less distributions to shareholders:
Net investment income	(0.10)		(0.10)		(0.03)		(0.20)	(0.28)		(0.14)
Net realized gains	—		—		—		—	(0.02)		(0.01)
Total distributions to shareholders	(0.10)		(0.10)		(0.03)		(0.20)	(0.30)		(0.15)
Redemption fees:
Redemption fees added to paid-in capital	—		—		—		—	—		0.00	(b)
Net asset value, end of period	$10.99		$11.05		$11.61		$11.05	$11.49		$10.27
Total return	0.38	%(c)	(4.01%)		5.37%		(2.10%)	15.01%		0.21%
Ratios to average net assets(d)
Total gross expenses	2.09%		2.11%		2.30	%(e)	2.10%	2.85%		2.87%
Total net expenses(f)	1.84%		1.84	%(g)	1.85	%(e)	1.85%	1.83	%(g)	1.80	%(g)
Net investment income	1.67%		1.41%		1.23	%(e)	1.58%	1.10%		1.06%
Supplemental data
Net assets, end of period (in thousands)	$158		$139		$230		$240	$418		$355
Portfolio turnover	80%		16%		5%		20%	31%		30%

Notes to Financial Highlights

(a)  For the period from June 1, 2012 to October 31, 2012. During the period, the Fund's fiscal year end was changed from May 31 to October 31.

(b)  Rounds to zero.

(c)  The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.03%.

(d)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(e)  Annualized.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
21

Columbia International Bond Fund

Financial Highlights (continued)

	Year Ended October 31,					Year Ended May 31,
Class I	2014		2013	2012(a)		2012	2011(b)
Per share data
Net asset value, beginning of period	$11.09		$11.62	$11.06		$11.48	$11.34
Income from investment operations:
Net investment income	0.31		0.28	0.11		0.29	0.23
Net realized and unrealized gain (loss)	(0.14)		(0.62)	0.53		(0.40)	0.25
Increase from payment by affiliate	0.00	(c)	—	—		—	—
Total from investment operations	0.17		(0.34)	0.64		(0.11)	0.48
Less distributions to shareholders:
Net investment income	(0.17)		(0.19)	(0.08)		(0.31)	(0.32)
Net realized gains	—		—	—		—	(0.02)
Total distributions to shareholders	(0.17)		(0.19)	(0.08)		(0.31)	(0.34)
Net asset value, end of period	$11.09		$11.09	$11.62		$11.06	$11.48
Total return	1.49	%(d)	(2.94%)	5.82%		(0.95%)	4.44%
Ratios to average net assets(e)
Total gross expenses	0.91%		0.88%	1.13	%(f)	0.97%	1.33	%(f)
Total net expenses(g)	0.72%		0.74%	0.79	%(f)	0.81%	0.84	%(f)(h)
Net investment income	2.79%		2.52%	2.29	%(f)	2.59%	2.96	%(f)
Supplemental data
Net assets, end of period (in thousands)	$73,001		$50,832	$46,022		$44,311	$29,870
Portfolio turnover	80%		16%	5%		20%	31%

Notes to Financial Highlights

(a)  For the period from June 1, 2012 to October 31, 2012. During the period, the Fund's fiscal year end was changed from May 31 to October 31.

(b)  Based on operations from September 27, 2010 (commencement of operations) through the stated period end.

(c)  Rounds to zero.

(d)  The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.03%.

(e)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(f)  Annualized.

(g)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
22

Columbia International Bond Fund

Financial Highlights (continued)

	Year Ended October 31,
Class W	2014		2013		2012(a)
Per share data
Net asset value, beginning of period	$11.09		$11.62		$11.21
Income from investment operations:
Net investment income	0.24		0.24		0.09
Net realized and unrealized gain (loss)	(0.14)		(0.61)		0.39
Increase from payment by affiliate	0.00	(b)	—		—
Total from investment operations	0.10		(0.37)		0.48
Less distributions to shareholders:
Net investment income	(0.15)		(0.16)		(0.07)
Total distributions to shareholders	(0.15)		(0.16)		(0.07)
Net asset value, end of period	$11.04		$11.09		$11.62
Total return	0.85	%(c)	(3.22%)		4.27%
Ratios to average net assets(d)
Total gross expenses	1.35%		1.36%		1.63	%(e)
Total net expenses(f)	1.09%		1.09	%(g)	1.10	%(e)
Net investment income	1.97%		2.17%		2.04	%(e)
Supplemental data
Net assets, end of period (in thousands)	$41		$3,872		$4,421
Portfolio turnover	80%		16%		5%

Notes to Financial Highlights

(a)  Based on operations from June 18, 2012 (commencement of operations) through the stated period end.

(b)  Rounds to zero.

(c)  The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.03%.

(d)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(e)  Annualized.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
23

Columbia International Bond Fund

Financial Highlights (continued)

	Year Ended October 31,						Year Ended May 31,
Class Z	2014		2013		2012(a)		2012	2011		2010
Per share data
Net asset value, beginning of period	$11.09		$11.62		$11.06		$11.49	$10.28		$10.39
Income from investment operations:
Net investment income	0.29		0.27		0.11		0.29	0.23		0.21
Net realized and unrealized gain (loss)	(0.14)		(0.62)		0.53		(0.41)	1.39		(0.06)
Increase from payment by affiliate	0.00	(b)	—		—		—	—		—
Total from investment operations	0.15		(0.35)		0.64		(0.12)	1.62		0.15
Less distributions to shareholders:
Net investment income	(0.16)		(0.18)		(0.08)		(0.31)	(0.39)		(0.25)
Net realized gains	—		—		—		—	(0.02)		(0.01)
Total distributions to shareholders	(0.16)		(0.18)		(0.08)		(0.31)	(0.41)		(0.26)
Redemption fees:
Redemption fees added to paid-in capital	—		—		—		—	—		0.00	(b)
Net asset value, end of period	$11.08		$11.09		$11.62		$11.06	$11.49		$10.28
Total return	1.34	%(c)	(3.01%)		5.81%		(1.06%)	16.05%		1.31%
Ratios to average net assets(d)
Total gross expenses	1.09%		1.12%		1.30	%(e)	1.10%	1.85%		1.87%
Total net expenses(f)	0.84%		0.84	%(g)	0.85	%(e)	0.85%	0.83	%(g)	0.80	%(g)
Net investment income	2.64%		2.40%		2.23	%(e)	2.56%	2.11%		1.98%
Supplemental data
Net assets, end of period (in thousands)	$909		$8,308		$15,860		$15,311	$15,745		$14,562
Portfolio turnover	80%		16%		5%		20%	31%		30%

Notes to Financial Highlights

(a)  For the period from June 1, 2012 to October 31, 2012. During the period, the Fund's fiscal year end was changed from May 31 to October 31.

(b)  Rounds to zero.

(c)  The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.03%.

(d)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(e)  Annualized.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
24

Columbia International Bond Fund

Notes to Financial Statements

October 31, 2014

Note 1. Organization

Columbia International Bond Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class C, Class I, Class W and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Z shares are not subject to sales charges and are available only to eligible investors, which are subject to different investment minimums as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S.

generally accepted accounting principles (GAAP) which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Investments in open-end investment companies, including money market funds, are valued at their net asset value.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at

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Columbia International Bond Fund

Notes to Financial Statements (continued)

October 31, 2014

exchange rates determined at the close of the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. The Fund's risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the exchange's clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is failure of the clearinghouse. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker's customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker's customers (including the Fund), potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the

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Columbia International Bond Fund

Notes to Financial Statements (continued)

October 31, 2014

risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives to terminate derivative contracts prior to maturity in the event the Fund's net assets decline by a stated percentage over a specified time period or if the Fund fails to meet the terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet the terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivative contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund's securities, to shift foreign currency exposure back to U.S. dollars and to shift investment exposure from one currency to another, to generate total return through long and short currency positions versus the U.S. dollar. These instruments may be used for other purposes in future periods.

The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Swap Contracts

Swap contracts are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund's counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. Unlike a bilateral swap contract, for centrally cleared swap contracts, the Fund has minimal credit exposure to the counterparty because the CCP stands between the Fund and the counterparty. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized

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27

Columbia International Bond Fund

Notes to Financial Statements (continued)

October 31, 2014

appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statements of Assets and Liabilities.

Interest Rate Swap Contracts

The Fund entered into interest rate swap transactions to gain exposure to or protect itself from market rate changes. These instruments may be used for other purposes in future periods. Interest rate swaps are agreements between two parties that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future, based on a predetermined, specified notional amount. Certain interest rate swaps are considered forward-starting, whereby the accrual for the exchange of cash flows does not begin until a specified date in the future (the effective date). The net cash flow for a standard interest rate swap transaction is generally the difference between a floating market interest rate versus a fixed interest rate.

Interest rate swaps are valued daily and unrealized appreciation (depreciation) is recorded. Certain interest rate swaps may accrue periodic interest on a daily basis as a component of unrealized appreciation (depreciation); the Fund will realize a gain or loss upon the payment or receipt of accrued interest. The Fund will realize a gain or a loss when the interest rate swap is terminated.

Risks of entering into interest rate swaps include a lack of correlation between the swaps and the portfolio of bonds the swaps are designed to hedge or replicate. A lack of correlation may cause the interest rate swaps to experience adverse changes in value relative to expectations. In addition, interest rate swaps are subject to the risk of default of a counterparty, and the risk of adverse movements in market interest rates relative to the interest rate swap positions taken. The Fund's maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract's remaining life to the extent that such amount is positive, plus the cost of entering into a similar transaction with another counterparty.

The Fund attempts to mitigate counterparty credit risk by entering into interest rate swap transactions only with counterparties that meet prescribed levels of creditworthiness, as determined by the Investment Manager. The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net market value of all derivative transactions entered into pursuant to the agreement between the Fund and such counterparty. If the net market value of such derivatives transactions between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty is required to post cash and/or securities as collateral. Market values of derivatives transactions presented in the financial statements are not netted with the market values of other derivatives transactions or with any collateral amounts posted by the Fund or any counterparty.

Offsetting of Derivative Assets and Derivative Liabilities

The following tables present the Fund's gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of October 31, 2014:

				Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Assets ($)	Gross Amounts Offset in the Statement of Assets and Liabilities ($)	Net Amounts of Assets Presented in the Statement of Assets and Liabilities ($)	Financial Instruments ($)(a)	Cash Collateral Received ($)	Securities Collateral Received ($)	Net Amount ($)(b)
Asset Derivatives:
Forward Foreign Currency Exchange Contracts	209,360	—	209,360	37,215	—	—	172,145
Centrally Cleared Swap Contracts(c)	51,510	—	51,510	—	—	—	51,510
Total	260,870	—	260,870	37,215	—	—	223,655

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Columbia International Bond Fund

Notes to Financial Statements (continued)

October 31, 2014

				Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Liabilities ($)	Gross Amounts Offset in the Statement of Assets and Liabilities ($)	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities ($)	Financial Instruments ($)(d)	Cash Collateral Pledged ($)	Securities Collateral Pledged ($)	Net Amount($)(e)
Liability Derivatives:
Forward Foreign Currency Exchange Contracts	105,462	—	105,462	37,215	—	—	68,247
Total	105,462	—	105,462	37,215	—	—	68,247

(a) Represents the amount of assets that could be offset by liabilities with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b) Represents the net amount due from counterparties in the event of default.

(c) Centrally cleared swaps are included within receivable for variation margin on the Statement of Assets and Liabilities.

(d) Represents the amount of liabilities that could be offset by assets with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(e) Represents the net amount due to counterparties in the event of default.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at October 31, 2014:

Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	209,360
Interest rate risk	Net assets — unrealized appreciation on futures contracts	218,928	*
Interest rate risk	Net assets — unrealized appreciation on swap contracts	38,443	*
Interest rate risk	Premiums paid on outstanding swap contracts	911
Total		467,642
Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	105,462
Interest rate risk	Net assets — unrealized depreciation on futures contracts	122,288	*
Interest rate risk	Net assets — unrealized depreciation on swap contracts	35,312	*
Total		263,062

*Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

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Columbia International Bond Fund

Notes to Financial Statements (continued)

October 31, 2014

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended October 31, 2014:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Swap Contracts ($)	Total ($)
Foreign exchange risk	1,347,993	—	—	1,347,993
Interest rate risk	—	(493,904)	(7)	(493,911)
Total	1,347,993	(493,904)	(7)	854,082
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Swap Contracts ($)	Total ($)
Foreign exchange risk	69,650	—	—	69,650
Interest rate risk	—	270,737	3,131	273,868
Total	69,650	270,737	3,131	343,518

The following table is a summary of the average outstanding volume by derivative instrument for the year ended October 31, 2014:

Derivative Instrument	Average Notional Amounts ($)*
Futures contracts — Long	1,787,438
Futures contracts — Short	9,380,349
Derivative Instrument	Average Unrealized Appreciation ($)*	Average Unrealized Depreciation ($)*
Forward foreign currency exchange contracts	152,823	(55,019)
Interest rate swap contracts	9,611	(8,828)

*Based on the ending quarterly outstanding amounts for the year ended October 31, 2014.

Treasury Inflation Protected Securities

The Fund may invest in treasury inflation protected securities (TIPS). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. These adjustments are recorded as interest income in the Statement of Operations. Coupon payments are based on the adjusted principal at the time the interest is paid.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Dividend income is recorded on the ex-dividend date.

The value of additional securities received as an income payment is recorded as income and increases the cost basis of such securities.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Annual Report 2014
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Columbia International Bond Fund

Notes to Financial Statements (continued)

October 31, 2014

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.57% to 0.47% as the Fund's net assets increase. The effective investment management fee rate for the year ended October 31, 2014 was 0.57% of the Fund's average daily net assets.

The Investment Manager has entered into a personnel-sharing arrangement with its affiliate, Threadneedle Investments (Threadneedle). Threadneedle, like the Investment Manager, is a wholly-owned subsidiary of Ameriprise Financial and is an SEC-registered investment adviser. Pursuant to this arrangement, certain employees of Threadneedle serve as "associated persons" of the Investment Manager and, in this capacity, subject to the oversight and supervision of the Investment Manager and consistent with the investment objectives, policies and limitations set forth in the Fund's prospectus and Statement of Additional Information (SAI), may provide research and related services, and discretionary investment management services (including acting as portfolio managers) to the Fund on behalf of the Investment Manager.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% as the Fund's net assets increase. The effective administration fee rate for the year ended October 31, 2014 was 0.08% of the Fund's average daily net assets.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. The Trust's eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund pays its pro-rata share of the expenses associated with

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Columbia International Bond Fund

Notes to Financial Statements (continued)

October 31, 2014

the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

Effective November 1, 2014, the Transfer Agent receives a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. Prior to November 1, 2014, the Transfer Agent received a monthly account-based service fee based on the number of open accounts. In addition, the Transfer Agent also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which receive a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agent fees.

For the year ended October 31, 2014, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.18%
Class C	0.18
Class W	0.19
Class Z	0.19

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended October 31, 2014, no minimum account balance fees were charged by the Fund.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class C and Class W shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.75% and 0.25% of the average daily net assets attributable to Class C and Class W shares, respectively.

Although the Fund may pay a distribution fee up to 0.25% of the Fund's average daily net assets attributable to Class W shares and a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class W shares, the aggregate fee shall not exceed 0.25% of the Fund's average daily net assets attributable to Class W shares.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $2,573 for Class A shares for the year ended October 31, 2014.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

	March 1, 2014 through February 28, 2015	Prior to March 1, 2014
Class A	1.09%	1.09%
Class C	1.84	1.84
Class I	0.71	0.74
Class W	1.09	1.09
Class Z	0.84	0.84

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Columbia International Bond Fund

Notes to Financial Statements (continued)

October 31, 2014

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At October 31, 2014, these differences are primarily due to differing treatment for principal and/or interest from fixed income securities, Trustees' deferred compensation, foreign currency transactions, non-deductible expenses, derivative investments, and tax straddles. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$389,270
Accumulated net realized gain	(384,065)
Paid-in capital	(5,205)

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended October 31,	2014	2013
Ordinary income	$888,657	$1,108,866
Total	$888,657	$1,108,866

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At October 31, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$1,333,928
Undistributed long-term capital gains	988,464
Net unrealized depreciation	(1,894,271)

At October 31, 2014, the cost of investments for federal income tax purposes was $75,350,683 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$594,207
Unrealized depreciation	(2,488,478)
Net unrealized depreciation	(1,894,271)

For the year ended October 31, 2014, $356,702 of capital loss carryforward was utilized.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations and certain derivatives, if any, aggregated to $61,035,945 and $45,897,832, respectively, for the year ended October 31, 2014, of which $560,219 and $560,284, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Payments by Affiliates

During the year ended October 31, 2014, the Investment Manager reimbursed the Fund $18,180 for a loss on a trading error.

Note 7. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Annual Report 2014
33

Columbia International Bond Fund

Notes to Financial Statements (continued)

October 31, 2014

Note 8. Shareholder Concentration

At October 31, 2014, affiliated shareholders of record owned 98.1% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 9. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. (JPMorgan) whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Effective December 10, 2013, the Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. Prior to December 10, 2013, the commitment fee was charged at the annual rate of 0.08% per annum. The commitment fee is included in other expenses in the Statement of Operations.

Effective December 9, 2014, the Fund extended its revolving credit facility with JPMorgan. The credit facility agreement, as amended, permits collective borrowings up to $550 million under the same terms and interest rates as described above.

The Fund had no borrowings during the year ended October 31, 2014.

Note 10. Significant Risks

Credit Risk

Credit risk is the risk that the value of debt securities in the Fund's portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.

Interest Rate Risk

Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund's performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.

Liquidity Risk

Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund's investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.

Foreign Securities and Emerging Market Countries Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Non-Diversification Risk

A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

Note 11. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted below and in Notes 3 and 9 above, there were no items requiring adjustment of the financial statements or additional disclosure.

Annual Report 2014
34

Columbia International Bond Fund

Notes to Financial Statements (continued)

October 31, 2014

The Board of Trustees of the Fund has approved a Plan of Liquidation and Termination (the Plan) pursuant to which the Fund will be liquidated and terminated. Under the terms of the Plan, it is anticipated that the liquidation of the Fund will occur in the first quarter of 2015.

Note 12. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2014
35

Columbia International Bond Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and the Shareholders of
Columbia International Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia International Bond Fund (the "Fund", a series of Columbia Funds Series Trust I) at October 31, 2014, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.

As discussed in Note 11 to the financial statements, the Board of Trustees of the Fund has approved a plan to liquidate and terminate the Fund. The financial statements do not include any adjustments that might result from the outcome of this planned liquidation.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
December 22, 2014

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36

Columbia International Bond Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended October 31, 2014. Shareholders will be notified in early 2015 of the amounts for use in preparing 2014 income tax returns.

Tax Designations:

Capital Gain Dividend	$1,037,887

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.

Annual Report 2014
37

Columbia International Bond Fund

Trustees and Officers

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Series Trust I.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Douglas A. Hacker (Born 1955) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996) and Chairman of the Board (since 2014)

Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 56; Spartan Stores, Inc. (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013

Janet Langford Kelly (Born 1957) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004. Oversees 56; None

Nancy T. Lukitsh (Born 1956) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010. Oversees 56; None

William E. Mayer (Born 1940) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994)

Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 56; DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Kelso Capital Corporation (investment company); Premier, Inc. (healthcare)

David M. Moffett (Born 1952) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Retired. Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007. Oversees 56; CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); MBIA Inc. (financial service provider); E.W. Scripps Co. (print and television media), Building Materials Holding Corp. (building materials and construction services); Genworth Financial, Inc. (financial and insurance products and services); and University of Oklahoma Foundation

Charles R. Nelson (Born 1942) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1981)

Retired. Professor Emeritus, University of Washington, since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters. Oversees 56; None

John J. Neuhauser (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1984)

President, Saint Michael's College, since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007. Oversees 56; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)

Patrick J. Simpson (Born 1944) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 56; None

Annual Report 2014
38

Columbia International Bond Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Anne-Lee Verville (Born 1945) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1998)

Retired. General Manager — Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology). Oversees 56; Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
William F. Truscott (Born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474 Trustee (since 2012)

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer from 2001 to April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously, Chief Executive Officer, U.S. Asset Management & President, Annuities, from May 2010 to September 2012 and President — U.S. Asset Management and Chief Investment Officer from 2005 to April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer from 2006 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 to August 2012; Director, Threadneedle Asset Management Holdings, SARL since 2014, Oversees 188; Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010, Director, Columbia Management Investment Distributors, Inc. since May 2010; Director, Ameriprise Certificate Company from 2006 to January 2013

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Born 1964	President and Principal Executive Officer (2009)

Managing Director and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC, since May 2010; and President, Columbia Funds since 2009; Managing Director, Columbia Management Advisors, LLC, from December 2004 to April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds from June 2008 to January 2009; and senior officer of Columbia Funds and affiliated funds since 2003.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC from September 2004 to April 2010; and senior officer of Columbia Funds and affiliated funds since 2002.

Annual Report 2014
39

Columbia International Bond Fund

Trustees and Officers (continued)

Officers (continued)

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1959	Senior Vice President (2006), Chief Legal Officer (2006) and Assistant Secretary (2011)

Senior Vice President and Assistant General Counsel — Global Asset Management, Ameriprise Financial since February 2014 (previously, Senior Vice President and Lead Chief Counsel — Asset Management, 2012 – February 2014; Vice President and Lead Chief Counsel — Asset Management, 2010 – 2012; and Vice President and Chief Counsel — Asset Management, 2005 – 2010); Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; senior officer of Columbia Funds and affiliated funds since 2006.

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc. since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America from 2005 to April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc. since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC from 2007 to April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America from 2005 to April 2010.
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from 2006 to April 2010.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Vice President (2011) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc., since November 2008 and January 2013, respectively (previously, Chief Counsel from January 2010 to January 2013, and Group Counsel from November 2008 to January 2010); Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated from July 2008 to November 2008.

Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN Born 1965	Vice President (2006)

Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010; previously, Chief Administrative Officer, from 2009 to April 2010, and Vice President — Asset Management and Trust Company Services from 2006 to 2009.

Paul D. Pearson 5228 Ameriprise Financial Center Minneapolis, MN Born 1956	Vice President (2011) and Assistant Treasurer (1999)

Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial, Inc. from 1998 to April 2010.

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	Vice President and Secretary (2010)

Vice President and Chief Counsel, Ameriprise Financial, Inc. since January 2010 (previously, Vice President and Group Counsel or Counsel from 2004 to January 2010); officer of Columbia Funds and affiliated funds since 2007.

Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Born 1957	Vice President (2006)

President and Director, Columbia Management Investment Services Corp. from May 2012 to October 2014; President and Director, Columbia Management Services, Inc. from 2004 to April 2010; and Managing Director, Columbia Management Distributors, Inc. from 2007 to April 2010.

Annual Report 2014
40

Columbia International Bond Fund

Board Consideration and Approval of Advisory Agreement

On June 11, 2014, the Board of Trustees (the "Board") and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) of the Trust (the "Independent Trustees") unanimously approved the continuation of the Investment Management Services Agreement (the "Advisory Agreement") with Columbia Management Investment Advisers, LLC (the "Investment Manager") with respect to Columbia International Bond Fund (the "Fund"), a series of the Trust. As detailed below, the Advisory Fees and Expenses Committee (the "Committee") and the Board met on multiple occasions to review and discuss, both among themselves and with the management team of the Investment Manager, materials provided by the Investment Manager before determining to approve the continuation of the Advisory Agreement.

In connection with their deliberations regarding the continuation of the Advisory Agreement, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Advisory Agreement, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 4, 2014, April 30, 2014 and June 10, 2014 and at Board meetings held on April 30, 2014 and June 11, 2014. In addition, the Board considers matters bearing on the Advisory Agreement at most of its other meetings throughout the year and meets regularly with senior management of the Funds and the Investment Manager. Through the Board's Investment Oversight Committees, Trustees also meet with selected Fund portfolio managers and other investment personnel at various times throughout the year. The Committee and the Board also consulted with its independent fee consultant, Fund counsel and with the Independent Trustees' independent legal counsel, who advised on various matters with respect to the Committee's and the Board's considerations and otherwise assisted the Committee and the Board in their deliberations. On June 10, 2014, the Committee recommended that the Board approve the continuation of the Advisory Agreement. On June 11, 2014, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Advisory Agreement for the Fund.

The Committee and the Board considered all information that they, their legal counsel, or the Investment Manager believed reasonably necessary to evaluate and to determine whether to approve the continuation of the Advisory Agreement. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Advisory Agreement for the Fund included the following:

•  Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;

•  Information on the Fund's advisory fees and total expenses, including information comparing the Fund's expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;

•  The Investment Manager's agreement to contractually limit or cap total operating expenses for the Fund through February 28, 2015, so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) would not exceed an annual rate of 1.09% for Class A, 1.84% for Class C, 0.71% for Class I, 1.09% for Class W and 0.84% for Class Z;

•  The terms and conditions of the Advisory Agreement;

•  The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including the Administrative Services Agreement, the Distribution Agreement and the Transfer and Dividend Disbursing Agent Agreement;

•  Descriptions of various functions performed by the Investment Manager under the Advisory Agreement, including portfolio management and portfolio trading practices;

•  Information regarding the management fees and investment performance of similarly-managed portfolios of other clients of the Investment Manager, including institutional separate accounts;

•  Information regarding the reputation, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;

•  Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services, including an assessment of the Investment Manager's compliance system by the Fund's Chief Compliance Officer; and

•  The profitability to the Investment Manager and its affiliates from their relationships with the Fund.

Annual Report 2014
41

Columbia International Bond Fund

Board Consideration and Approval of Advisory Agreement (continued)

Nature, Extent and Quality of Services Provided under the Advisory Agreement

The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Advisory Agreement and under separate agreements for the provision of transfer agency and administrative services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board considered, among other things, the Investment Manager's ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager's investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.

The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager, which included consideration of the Investment Manager's experience with similarly-structured funds. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates, and considered the Investment Manager's ability to provide administrative services to the Fund pursuant to a separate Administrative Services Agreement, including the Investment Manager's ability to coordinate the activities of the Fund's other service providers. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Advisory Agreement supported the continuation of the Advisory Agreement.

Investment Performance

The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks and information based on reports of the independent third-party data provider that compared the performance of the Fund to the performance of a group of comparable mutual funds, and data provided by the independent fee consultant. The Committee and the Board also reviewed a description of the third party's methodology for identifying the Fund's peer groups for purposes of performance and expense comparisons. Although the Fund's performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Committee and the Board concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the Fund's Advisory Agreement. Those factors included one or more of the following: (i) that the Fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Fund's investment strategy and policies and that the Fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the Fund's investment strategy; (iii) that the Fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that the Investment Manager had taken or was taking steps designed to help improve the Fund's investment performance, including, but not limited to, replacing portfolio managers, enhancing the resources supporting the portfolio managers, or modifying investment strategies.

The Committee and the Board noted that, through December 31, 2013, the Fund's performance was in the 78th, 69th and 69th percentile (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one-, three- and five- year periods, respectively.

The Committee and the Board also considered the Investment Manager's performance and reputation generally, the Investment Manager's historical responsiveness to Board concerns about performance, and the Investment Manager's willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund was sufficient, in light of other considerations, to warrant the continuation of the Advisory Agreement.

Investment Advisory Fee Rates and Other Expenses

The Committee and the Board considered the advisory fees charged to the Fund under the Advisory Agreement as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees under the Advisory Agreement, the

Annual Report 2014
42

Columbia International Bond Fund

Board Consideration and Approval of Advisory Agreement (continued)

Committee and the Board considered, among other information, the Fund's advisory fee and its total expense ratio as a percentage of average daily net assets. The Committee and the Board also considered data provided by the independent fee consultant. The Committee and the Board noted that the Fund's actual management fee and net expense ratio are ranked in the first and fourth quintiles, respectively, (where the lowest fees and expenses would be in the first quintile) against the Fund's expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.

The Committee and the Board also received and considered information about the advisory fees charged by the Investment Manager to institutional separate accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. In evaluating the Fund's advisory fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the advisory fee rates and expenses of the Fund were sufficient, in light of other considerations, to warrant the continuation of the Advisory Agreement.

Costs of Services Provided and Profitability

The Committee and the Board also took note of the costs of the services provided (both on an absolute and relative basis) and the profitability to the Investment Manager and its affiliates in connection with their relationships with the Fund. In evaluating these considerations, the Committee and the Board took note of the advisory fees charged by the Investment Manager to other clients, including fees charged by the Investment Manager to institutional separate account clients with similar investment strategies to those of the Fund.

The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager's affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability of the Investment Manager and its affiliates of their relationships with the Fund, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2013 to profitability levels realized in 2012. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of similarly managed funds, the performance of the Fund, and the expense ratio of the Fund. The Committee and the Board also considered information provided by the Investment Manager regarding the Investment Manager's financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Advisory Agreement.

Economies of Scale

The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager's investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment advisory fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading and compliance resources. The Committee and the Board noted that the investment advisory fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.

In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as discussed above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the continuation of the Advisory Agreement.

Annual Report 2014
43

Columbia International Bond Fund

Board Consideration and Approval of Advisory Agreement (continued)

Other Benefits to the Investment Manager

The Committee and the Board received and considered information regarding "fall-out" or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager to provide administrative services to the Fund and the engagement of the Investment Manager's affiliates to provide distribution and transfer agency services to the Fund. In this regard, among other matters, the Committee and the Board considered that the Fund's distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund's securities transactions, and reviewed information about the Investment Manager's practices with respect to allocating portfolio transactions for brokerage and research services. The Committee and the Board considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that are in place to address such possible conflicts of interest. The Committee and the Board recognized that the Investment Manager's profitability would be somewhat lower without these benefits.

Conclusion

The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Advisory Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Advisory Agreement.

Annual Report 2014
44

Columbia International Bond Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2014
45

Columbia International Bond Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and, if available, a summary prospectus, which contains this and other important information about the Fund, go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN169_10_D01_(12/14)

Annual Report

October 31, 2014

Columbia AMT-Free Massachusetts Intermediate
Muni Bond Fund

Not FDIC insured • No bank guarantee • May lose value

About Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation's largest asset managers. At the heart of our success — and, most importantly, that of our investors — are some of the most talented professionals in the industry, brought together by a unique way of working.

It starts with carefully selected, specialized investment teams. While each team brings a diverse and innovative range of skills, all are grounded by a common set of core beliefs. All possess a solid conviction in the power of proprietary, bottom-up research. All look not only at generating returns, but also at the likely consistency of those returns and the risks required to achieve them. And while our culture encourages teams to operate independently and question established thinking, a rigorous investment oversight process ensures that each team stays true to its clearly articulated investment process. At Columbia Management, reaching our performance goals matters, and the way we reach them matters just as much.

Columbia funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

Not part of the shareholder report

Connect with Columbia Management

Get the market insight you need from our investment experts

Investor insight

Stay informed with economic and market commentary, investment videos, white papers, mutual fund commentary and more at columbiamanagement.com.

  Columbia Management investor
(e-newsletter)

Read our award-winning* shareholder newsletter. Our quarterly newsletter is available online and provides timely and relevant content about economic trends, fund news, service enhancements and changes. Sign up to receive the newsletter electronically at columbiamanagement.com/newsletter.

  Investment videos

Watch and discover what our thought leaders are saying about financial markets and the economy. For an analysis of current events and trends that may affect your investments, visit our online video library at columbiamanagement.com/
market-insights/videos.

  Social media

Columbia Management offers you multiple ways to access our market commentary and investment insights.

>  Perspectives blog at columbiamanagement.com
Read timely posts by our investment team, including our chief investment officer, chief economist and portfolio managers.

>  Twitter.com/ColumbiaMgmt
Follow us on Twitter for quick, up-to-the-minute comments on market news and more.

>  Youtube.com/columbiamanagement
View our commentaries on the economy, markets and current investment opportunities.

>  Linkedin.com/company/columbia-management
Connect with us on LinkedIn for updates from our thought leaders.

*Columbia Management investor was awarded top honors in the Mutual Fund Education Alliance STAR Awards competition for excellence in mutual fund marketing and communications. Materials in the competition were evaluated on educational value, message comprehension, effective design and objectives.

Not part of the shareholder report

President's Message

Dear Shareholders,

The U.S. Economy Gained Momentum

The U.S. economy picked up momentum throughout the third quarter of 2014 with improvements in every sector. Second-quarter gross domestic product growth was revised upward to 4.6%, with expectations that third-quarter growth would also be above trend. American companies added more than 200,000 new jobs monthly, driving unemployment below 6% for the first time since 2008. Consumer spending got a boost as both income and savings rose, and confidence hit a post-recession high. After a weak start to the year, corporate profits rebounded, indicating that business remains in good shape. Rising profits led to higher capital spending. The housing market recovery remained on track, as home sales and prices trended higher, and inventories declined. Manufacturing remained a lynchpin of the economy's expansion. Even so, performance fell short of expectations at the end of the period.

Despite Momentum, Markets Remained Stagnant

The financial markets produced lackluster results, despite good economic news and the Federal Reserve's reassurance that it intended to keep short-term interest rates low for another year. A surge in global tensions and concerns that equity valuations have risen sharply put a damper on investor enthusiasm. The S&P 500 Index inched ahead 1.13%, buoyed by its concentration in large-cap stocks with a defensive edge. Traditional fixed-income sectors, including U.S. Treasuries, mortgages and securitized bonds, eked out returns of less than 1% for the quarter. Investment-grade corporate bonds and high-yield bonds lost some ground, although fundamentals for both groups remained solid. Convertible securities and U.S. Treasury inflation-protected securities pulled up the rear.

Stay on Track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation's largest asset managers. At the heart of our success and, most importantly, that of our investors, are highly talented industry professionals, brought together by a unique way of working. At Columbia Management, reaching our performance goals matters, and how we reach them matters just as much.

Visit columbiamanagement.com for:

>  The Columbia Management Perspectives blog, offering insights on current market events and investment opportunities

>  Detailed up-to-date fund performance and portfolio information

>  Quarterly fund commentaries

>  Columbia Management investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

Investing involves risk including the risk of loss of principal.

The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and, if available, a summary prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2014

Columbia AMT-Free Massachusetts Intermediate Muni Bond Fund

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	13
Statement of Operations	15
Statement of Changes in Net Assets	16
Financial Highlights	18
Notes to Financial Statements	24
Report of Independent Registered Public Accounting Firm	30
Federal Income Tax Information	31
Trustees and Officers	32
Board Consideration and Approval of Advisory Agreement	35
Important Information About This Report	39

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2014

Columbia AMT-Free Massachusetts Intermediate Muni Bond Fund

Performance Overview

Performance Summary

>  Columbia AMT-Free Massachusetts Intermediate Muni Bond Fund (the Fund) Class A shares returned 4.65% excluding sales charges for the 12-month period that ended October 31, 2014. Class Z shares of the Fund returned 5.00%.

>  The Fund's benchmark, the Barclays 3-15 Year Blend Municipal Bond Index, which is national in scope, returned 6.05% for the same time period.

>  The Fund's shortfall relative to the benchmark was generally the result of its duration positioning.

Average Annual Total Returns (%) (for period ended October 31, 2014)

	Inception	1 Year	5 Years	10 Years
Class A	12/09/02
Excluding sales charges		4.65	3.86	3.53
Including sales charges		1.28	3.17	3.03
Class B	12/09/02
Excluding sales charges		3.96	3.09	2.76
Including sales charges		0.96	3.09	2.76
Class C	12/09/02
Excluding sales charges		4.20	3.44	3.11
Including sales charges		3.20	3.44	3.11
Class R4*	03/19/13	5.01	4.13	3.80
Class T	06/26/00
Excluding sales charges		4.85	3.98	3.64
Including sales charges		-0.13	2.97	3.14
Class Z	06/14/93	5.00	4.13	3.80
Barclays 3-15 Year Blend Municipal Bond Index		6.05	4.84	4.54

Returns for Class A are shown with and without the maximum initial sales charge of 3.25% (for the six-month, one-year and five-year periods) and 4.75% (for the ten-year period). (Prior to August 22, 2005, new purchases of Class A shares had a maximum initial sales charge of 4.75%.) Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 3.00% in the first year, declining to 1.00% in the fourth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. Returns for Class T are shown with and without the maximum sales charge of 4.75%. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The Barclays 3-15 Year Blend Municipal Bond Index is an unmanaged index that tracks the performance of municipal bonds issued after December 31, 1990, with remaining maturities between 2 and 17 years and at least $7 million in principal amount outstanding.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Annual Report 2014

Columbia AMT-Free Massachusetts Intermediate Muni Bond Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (November 1, 2004 – October 31, 2014)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia AMT-Free Massachusetts Intermediate Muni Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The performance of a $10,000 investment in Class A shares with sales charge is calculated with an initial sales charge of 4.75%, which was the effective sales charge prior to August 22, 2005.

Annual Report 2014
3

Columbia AMT-Free Massachusetts Intermediate Muni Bond Fund

Manager Discussion of Fund Performance

Portfolio Management

Brian McGreevy

Paul Fuchs, CFA

Quality Breakdown (%) (at October 31, 2014)
AAA rating	5.9
AA rating	52.5
A rating	25.4
BBB rating	12.7
Non-investment grade	1.5
Not rated	2.0
Total	100.0

Percentages indicated are based upon total fixed income securities (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody's, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as "Not rated". Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund's subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate, and time to maturity) and the amount and type of any collateral.

For the 12-month period that ended October 31, 2014, the Fund's Class A shares returned 4.65% excluding sales charges. Class Z shares of the Fund returned 5.00%. By comparison, the Fund's benchmark, the Barclays 3-15 Year Blend Municipal Bond Index, which is a national mix of municipal securities, returned 6.05% for the same time period. Its shortfall relative to the benchmark was generally the result of its duration positioning. Duration is a measure of interest rate sensitivity. The Fund's duration was shorter than that of the benchmark during the period. The Fund had less exposure than the benchmark to bonds in the 12- to 17-year range, a segment of the municipal market that performed strongly during the period. The Fund's emphasis on bonds rated BBB aided performance.

In July 2014, "AMT-Free" was added to the Fund's name, referencing a policy change that prohibits the Fund from investing in bonds subject to the federal Alternative Minimum Tax. No such bonds were owned during the period.

Strong Demand and Short Supply Aided Municipal Market

The municipal market ended 2013 under pressure, as the Federal Reserve (the Fed) announced its intention to taper its monthly bond purchases beginning in January 2014. Against this backdrop, yields rose and several major credit events clouded the municipal outlook. However, the environment improved in 2014 as money flowed back into municipal funds and new issue supply decreased. Lower rated and longer maturity municipals were the best performers for the period. Five-year yields dropped by six basis points, while 10-year and 15-year yields declined by 37 and 77 basis points, respectively. (A basis point is 1/100th of one percent.) As a result, the yield curve flattened. The yield curve is a graph of yields of municipal bonds rated AAA, from short to long term. The difference between one- and 15-year yields was 304 basis points at the beginning of the 12-month period and 231 basis points at the end.

Contributors and Detractors

In a year of generally solid results for municipal bonds, the Fund's sector positioning aided results relative to its benchmark. Hospital-related holdings generated solid returns, and we added to hospital names that we liked during the period — generally those in the 12- to 17-year maturity range. Electric revenue bonds were the best performing sector for the Fund, with returns in excess of 7.5%. Education bonds were the largest sector holding and garnered above-benchmark returns. Special tax bonds also made a positive contribution to results. The Fund's yield was in line with the yield of the benchmark.

The Fund's weight in each of the top three rating categories was approximately equal to the benchmark's weights, the result of the generally higher quality of Massachusetts bonds. The Fund had more exposure to bonds rated BBB, which generated solid returns, but lagged the return of the benchmark's holdings that were rated BBB. The Fund also lagged the overall benchmark in its return from state general obligation (GO) bonds, due to the fact that Massachusetts GOs were higher quality and shorter duration than GOs in the benchmark.

Annual Report 2014
4

Columbia AMT-Free Massachusetts Intermediate Muni Bond Fund

Manager Discussion of Fund Performance (continued)

Steady Growth for Massachusetts

Strong performance from education, healthcare and the high tech service sector helped the Massachusetts' economy grow at a solid, steady pace over the past year. In contrast to other states in the Northeast, Massachusetts has attracted an expanding labor force and its already highly educated workforce helped account for an unemployment rate that, at 5.8%, is in line with the national average. Personal income is growing faster than the national average, which has translated into soaring real estate prices. We believe that education, healthcare and technology may continue to drive growth over the next several years. Even though financial services and manufacturing play diminishing roles in the Commonwealth's industry mix, growth elsewhere points to a solid outlook. Growth is expected to keep pace with the national average and to exceed growth in the rest of the Northeast.

Looking Ahead

Given the slow but steady improvement in the U.S. economy, we do not, at this time, expect the Fed to materially change its current policy stance until late in 2015. With that in mind, we currently plan to maintain Fund duration at or near the level of the benchmark. We presently see value in the seven- to 10-year maturity range and also at the far end of the Fund's target maturity range, which is 17 to 20 years. We believe that security selection, backed by rigorous credit analysis, will be the key to performance going forward. We plan to analyze the potential for changes in tax or revenue policies in light of the November election results and to monitor hospital-related holdings in light of changes, rules and regulations tied to the implementation of the Affordable Care Act.

Investment Risks

Fixed-income securities present issuer default risk. The Fund invests substantially in municipal securities and will be affected by tax, legislative, regulatory, demographic or political changes, as well as changes impacting a state's financial, economic or other conditions. A relatively small number of tax-exempt issuers may necessitate the Fund investing more heavily in a single issuer and, therefore, be more exposed to the risk of loss than a fund that invests more broadly. The value of the Fund's portfolio may be more volatile than a more geographically diversified fund. Prepayment and extension risk exists as a loan, bond or other investment may be called, prepaid or redeemed before maturity and that similar yielding investments may not be available for purchase. A rise in interest rates may result in a price decline of fixed-income (debt) instruments held by the fund, negatively affecting its performance and NAV. Falling rates may result in the fund investing in lower yielding debt instruments, lowering the fund's income and yield. Debt instruments with longer maturity and duration have greater sensitivity to interest rate changes. Interest rates can change due to local government and banking regulation changes. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Federal and state tax rules apply to capital gain distributions and any gains or losses on sales. Income may be subject to state or local taxes. Liquidity risk is associated with the difficulty of selling underlying investments at a desirable time or price. See the Fund's prospectus for more information on these and other risks.

Annual Report 2014
5

Columbia AMT-Free Massachusetts Intermediate Muni Bond Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

May 1, 2014 – October 31, 2014

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,023.50	1,021.12	4.13	4.13	0.81
Class B	1,000.00	1,000.00	1,020.50	1,017.34	7.94	7.93	1.56
Class C	1,000.00	1,000.00	1,021.20	1,018.85	6.42	6.41	1.26
Class R4	1,000.00	1,000.00	1,025.70	1,022.38	2.86	2.85	0.56
Class T	1,000.00	1,000.00	1,024.90	1,021.63	3.62	3.62	0.71
Class Z	1,000.00	1,000.00	1,025.70	1,022.38	2.86	2.85	0.56

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2014
6

Columbia AMT-Free Massachusetts Intermediate Muni Bond Fund

Portfolio of Investments

October 31, 2014

(Percentages represent value of investments compared to net assets)

Municipal Bonds 98.5%

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Airport 3.1%
Massachusetts Port Authority Refunding Revenue Bonds Passenger Facility Charge Series 2007D (AGM) 07/01/17	5.000%	3,000,000	3,344,430
Series 2014C 07/01/31	5.000%	1,900,000	2,239,454
Revenue Bonds Series 2005C (AMBAC) 07/01/22	5.000%	3,500,000	3,609,585
Total			9,193,469
Assisted Living 0.6%
Massachusetts Development Finance Agency Refunding Revenue Bonds 1st Mortgage-VOA Concord Series 2007 11/01/17	5.000%	320,000	332,448
11/01/27	5.125%	1,500,000	1,504,125
Total			1,836,573
Higher Education 19.3%
Massachusetts Development Finance Agency Revenue Bonds Boston College Series 2007P 07/01/20	5.000%	3,260,000	3,633,139
Brandeis University Series 2010O-2 10/01/24	5.000%	5,000,000	5,764,650
Emerson College Series 2006A 01/01/20	5.000%	870,000	938,930
01/01/21	5.000%	2,500,000	2,698,075
01/01/23	5.000%	1,000,000	1,076,550
Massachusetts College-Pharmacy & Allied Health Series 2013 07/01/25	5.000%	675,000	797,668
Merrimack College Series 2012A 07/01/27	5.000%	1,075,000	1,144,585
Mount Holyoke College Series 2008 07/01/23	5.000%	1,285,000	1,454,890
Simmons College Series 2013J 10/01/24	5.250%	500,000	577,380
10/01/25	5.500%	450,000	527,346
Wheelock College Series 2007C 10/01/17	5.000%	740,000	802,123
Worcester Polytechnic Institute Series 2007 (NPFGC) 09/01/22	5.000%	1,710,000	1,886,284

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Massachusetts Health & Educational Facilities Authority Revenue Bonds Berklee College of Music Series 2007A 10/01/32	5.000%	2,440,000	2,671,971
Boston College Series 2008M-1 06/01/24	5.500%	3,000,000	3,754,200
Massachusetts Institute of Technology Series 2002K 07/01/17	5.375%	2,275,000	2,565,813
07/01/22	5.500%	1,000,000	1,265,920
Series 2004M 07/01/19	5.250%	610,000	725,760
Northeastern University Series 2008T-1 10/01/28	5.000%	1,750,000	1,996,295
Series 2008T-2 10/01/29	5.000%	4,045,000	4,605,111
Simmons College Series 2009I 10/01/18	6.750%	1,365,000	1,623,367
Suffolk University Series 2009A 07/01/24	6.000%	2,100,000	2,477,895
Tufts University Series 2002J 08/15/16	5.500%	1,500,000	1,635,015
Series 2008 08/15/17	5.000%	1,145,000	1,283,201
Massachusetts State College Building Authority Revenue Bonds Series 2012A 05/01/29	5.000%	3,000,000	3,532,470
University of Massachusetts Building Authority Revenue Bonds Senior Series 2008-2 (AGM) 05/01/21	5.000%	1,510,000	1,702,208
Senior Series 2009-1 05/01/23	5.000%	5,000,000	5,731,200
Total			56,872,046
Hospital 13.1%
Massachusetts Development Finance Agency Revenue Bonds Berkshire Health System Series 2012G 10/01/26	5.000%	1,200,000	1,333,632
Boston Medical Center Series 2012C 07/01/27	5.250%	3,695,000	4,058,551
Children's Hospital Series 2014P 10/01/31	5.000%	1,200,000	1,414,668

The accompanying Notes to Financial Statements are an integral part of this statement.

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7

Columbia AMT-Free Massachusetts Intermediate Muni Bond Fund

Portfolio of Investments (continued)

October 31, 2014

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Milford Regional Medical Center Series 2014F 07/15/26	5.000%	315,000	336,811
Southcoast Health System Obligation Group Series 2013 07/01/27	5.000%	1,050,000	1,219,617
UMASS Memorial Health Care Obligation Series 2011H 07/01/26	5.125%	2,000,000	2,126,220
Massachusetts Development Finance Agency(a) Revenue Bonds Baystate Medical Center Series 2014N 07/01/28	5.000%	1,000,000	1,144,130
07/01/34	5.000%	1,500,000	1,680,495
Massachusetts Health & Educational Facilities Authority Revenue Bonds Caregroup, Inc. Series 1998B-2 (NPFGC) 02/01/27	5.375%	1,585,000	1,782,856
Series 2004D (NPFGC) 07/01/22	5.250%	1,000,000	1,133,050
Series 2008E-2 07/01/19	5.375%	4,675,000	5,317,812
Massachusetts Eye & Ear Infirmary Series 2010C 07/01/17	5.000%	1,425,000	1,544,728
Milford Regional Medical Center Series 2007E 07/15/17	5.000%	1,050,000	1,134,042
07/15/22	5.000%	1,500,000	1,567,380
Milton Hospital Series 2005D 07/01/30	5.250%	2,150,000	2,163,846
Partners Healthcare Series 2010J-2 07/01/22	5.000%	5,000,000	5,762,200
Partners Healthcare System Series 2005F 07/01/17	5.000%	2,000,000	2,062,080
Series 2007G 07/01/18	5.000%	2,575,000	2,860,413
Total			38,642,531
Human Service Provider 0.5%
Massachusetts Development Finance Agency Revenue Bonds Evergreen Center, Inc. Series 2005 01/01/20	5.500%	1,355,000	1,360,271
Joint Power Authority 4.3%
Berkshire Wind Power Cooperative Corp. Revenue Bonds Series 2010-1 07/01/24	5.250%	3,785,000	4,165,847
07/01/25	5.000%	2,000,000	2,171,600

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Massachusetts Clean Energy Cooperative Corp. Revenue Bonds Municipal Lighting Plant Cooperative Series 2013 07/01/27	5.000%	2,720,000	3,218,929
Massachusetts Municipal Wholesale Electric Co. Revenue Bonds Project No. 6 Series 2011 07/01/19	5.000%	2,760,000	3,210,018
Total			12,766,394
Local General Obligation 1.4%
City of Fall River Limited General Obligation Refunding Bonds State Qualified Series 2012 03/01/21	4.000%	335,000	379,944
City of Lawrence Limited General Obligation Refunding Bonds State Qualified Series 2006 (AGM) 02/01/18	5.000%	1,500,000	1,640,985
City of Springfield Limited General Obligation Bonds State Qualified Municipal Purpose Loan Series 2007 (AGM) 08/01/21	4.500%	2,000,000	2,152,100
Total			4,173,029
Municipal Power 0.3%
Guam Power Authority Refunding Revenue Bonds Series 2012A (AGM)(b) 10/01/24	5.000%	630,000	746,701
Other Bond Issue 3.1%
Boston Housing Authority Revenue Bonds Series 2008 (AGM) 04/01/20	5.000%	2,135,000	2,367,502
04/01/23	5.000%	1,865,000	2,029,213
04/01/24	5.000%	3,260,000	3,534,427
Massachusetts Development Finance Agency Revenue Bonds Broad Institute Series 2011A 04/01/23	5.250%	1,000,000	1,194,980
Total			9,126,122

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
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Columbia AMT-Free Massachusetts Intermediate Muni Bond Fund

Portfolio of Investments (continued)

October 31, 2014

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Pool/Bond Bank 3.0%
Massachusetts Clean Water Trust (The) Refunding Revenue Bonds Pool Program Series 2006 08/01/20	5.250%	3,000,000	3,651,330
Revenue Bonds Pool Program Series 2005-11 08/01/19	5.250%	4,465,000	5,322,771
Total			8,974,101
Prep School 1.9%
Massachusetts Development Finance Agency Revenue Bonds Foxborough Regional Charter School Series 2010A 07/01/30	6.375%	2,955,000	3,263,384
Noble & Greenough School Series 2011 04/01/21	4.000%	1,500,000	1,692,375
Park School Series 2012 09/01/20	5.000%	150,000	174,622
09/01/21	5.000%	330,000	386,562
Total			5,516,943
Refunded/Escrowed 7.5%
Massachusetts Development Finance Agency(c) Prerefunded 05/01/19 Revenue Bonds Dominion Energy Brayton 1 Series 2009 12/01/42	5.750%	3,460,000	4,171,895
Prerefunded 09/01/16 Revenue Bonds Dominion Energy Brayton Series 2010A 12/01/41	2.250%	2,260,000	2,335,823
Massachusetts School Building Authority Prerefunded 08/15/15 Revenue Bonds Series 2005A (AGM) 08/15/26	5.000%	5,000,000	5,190,800
Massachusetts State College Building Authority Revenue Bonds Capital Appreciation Senior Series 1999A Escrowed to Maturity (NPFGC)(d) 05/01/28	0.000%	4,000,000	2,799,840
Massachusetts Water Pollution Abatement Trust (The) Prerefunded 08/01/19 Revenue Bonds State Revolving Fund Series 2009-14 08/01/24	5.000%	3,100,000	3,652,172

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Massachusetts Water Resources Authority Refunding Revenue Bonds General Series 1998B Escrowed to Maturity (AGM/TCRS) 08/01/15	5.500%	1,025,000	1,065,949
Revenue Bonds General Series 2002J Escrowed to Maturity (AGM/TCRS) 08/01/15	5.250%	1,500,000	1,557,120
Puerto Rico Highways & Transportation Authority Refunding Revenue Bonds Series 2005BB Escrowed to Maturity (AGM)(b) 07/01/22	5.250%	1,075,000	1,335,139
Total			22,108,738
Retirement Communities 0.4%
Massachusetts Development Finance Agency Revenue Bonds 1st Mortgage-Orchard Cove Series 2007 10/01/17	5.000%	650,000	692,400
10/01/18	5.000%	515,000	544,432
Total			1,236,832
Special Non Property Tax 10.1%
Commonwealth of Massachusetts Revenue Bonds Series 2004 (NPFGC) 01/01/19	5.250%	750,000	867,120
Massachusetts Bay Transportation Authority Revenue Bonds Senior Series 2003A 07/01/17	5.250%	1,000,000	1,125,380
07/01/19	5.250%	625,000	743,288
Senior Series 2004C 07/01/18	5.250%	1,000,000	1,159,290
Senior Series 2005B (NPFGC) 07/01/23	5.500%	2,890,000	3,685,906
Senior Series 2006A 07/01/22	5.250%	3,500,000	4,345,565
Senior Series 2008B 07/01/23	5.000%	910,000	1,122,166
Massachusetts School Building Authority Revenue Bonds Senior Series 2011B 10/15/27	5.000%	4,000,000	4,772,680
Series 2007A (AMBAC) 08/15/18	5.000%	5,000,000	5,607,800
Territory of Guam Revenue Bonds Series 2011A(b) 01/01/31	5.000%	950,000	1,036,440

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
9

Columbia AMT-Free Massachusetts Intermediate Muni Bond Fund

Portfolio of Investments (continued)

October 31, 2014

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Virgin Islands Public Finance Authority(b) Refunding Revenue Bonds Gross Receipts Taxes Loan Series 2012A 10/01/22	4.000%	2,000,000	2,106,120
Revenue Bonds Matching Fund Loan Notes-Senior Lien Series 2010A 10/01/25	5.000%	2,755,000	3,054,772
Total			29,626,527
Special Property Tax 1.6%
Metropolitan Boston Transit Parking Corp. Revenue Bonds Series 2011 07/01/25	5.000%	3,210,000	3,796,146
07/01/27	5.000%	775,000	903,906
Total			4,700,052
State Appropriated 0.9%
Massachusetts Development Finance Agency Revenue Bonds Visual & Performing Arts Project Series 2000 08/01/17	6.000%	540,000	615,022
08/01/21	6.000%	1,750,000	2,075,325
Total			2,690,347
State General Obligation 15.3%
Commonwealth of Massachusetts Limited General Obligation Bonds Consolidated Loan Series 2002D (AMBAC/TCRS/BNY) 08/01/18	5.500%	3,500,000	4,095,560
Series 2008A 08/01/16	5.000%	2,000,000	2,160,620
Limited General Obligation Refunding Bonds Series 2003D 10/01/17	5.500%	5,000,000	5,708,000
Series 2003D (AMBAC) 10/01/19	5.500%	5,000,000	6,034,050
Series 2003D (NPFGC) 10/01/20	5.500%	2,500,000	3,073,650
Series 2004B 08/01/20	5.250%	3,000,000	3,634,650
Series 2006B (AGM) 09/01/22	5.250%	4,000,000	4,971,960
Unlimited General Obligation Refunding Bonds Series 2003D (AGM) 10/01/19	5.500%	3,500,000	4,223,835
Series 2004C (AMBAC) 12/01/24	5.500%	5,000,000	6,451,100
Series 2004C (NPFGC) 12/01/19	5.500%	3,795,000	4,602,918
Total			44,956,343

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Student Loan 2.7%
Massachusetts Educational Financing Authority Revenue Bonds Issue I Series 2010A 01/01/22	5.500%	4,625,000	5,298,261
Series 2009I 01/01/18	5.125%	2,530,000	2,688,125
Total			7,986,386
Transportation 0.3%
Woods Hole Martha's Vineyard & Nantucket Steamship Authority Revenue Bonds Series 2004B 03/01/18	5.000%	975,000	990,347
Turnpike/Bridge/Toll Road 1.8%
Massachusetts Department of Transportation Revenue Bonds Senior Series 2010B 01/01/22	5.000%	2,180,000	2,489,102
01/01/32	5.000%	2,400,000	2,659,560
Total			5,148,662
Water & Sewer 7.3%
Massachusetts Water Resources Authority Refunding Revenue Bonds General Series 2005A (NPFGC/TCRS) 08/01/17	5.250%	6,000,000	6,770,580
Series 2007B (AGM/TCRS) 08/01/23	5.250%	5,500,000	6,923,180
Series 2012B 08/01/28	5.000%	5,000,000	5,894,200
Revenue Bonds General Series 2002J (AGM/TCRS) 08/01/18	5.250%	1,000,000	1,161,300
Springfield Water & Sewer Commission Refunding Revenue Bonds General Series 2012C 07/15/26	5.000%	365,000	444,008
Series 2014C 07/15/24	5.000%	260,000	320,668
Total			21,513,936
Total Municipal Bonds (Cost: $264,610,248)			290,166,350

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
10

Columbia AMT-Free Massachusetts Intermediate Muni Bond Fund

Portfolio of Investments (continued)

October 31, 2014

Money Market Funds 0.3%

	Shares	Value ($)
Dreyfus Tax-Exempt Cash Management Fund, 0.000%(e)	1,027,254	1,027,254
Total Money Market Funds (Cost: $1,027,254)		1,027,254
Total Investments (Cost: $265,637,502)		291,193,604
Other Assets & Liabilities, Net		3,492,749
Net Assets		294,686,353

Notes to Portfolio of Investments

(a)  Represents a security purchased on a when-issued or delayed delivery basis.

(b)  Municipal obligations include debt obligations issued by or on behalf of territories, possessions, or sovereign nations within the territorial boundaries of the United States. At October 31, 2014, the value of these securities amounted to $8,279,172 or 2.81% of net assets.

(c)  Variable rate security.

(d)  Zero coupon bond.

(e)  The rate shown is the seven-day current annualized yield at October 31, 2014.

Abbreviation Legend

AGM  Assured Guaranty Municipal Corporation

AMBAC  Ambac Assurance Corporation

BNY  Bank of New York

NPFGC  National Public Finance Guarantee Corporation

TCRS  Transferable Custodial Receipts

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
11

Columbia AMT-Free Massachusetts Intermediate Muni Bond Fund

Portfolio of Investments (continued)

October 31, 2014

Fair Value Measurements (continued)

affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at October 31, 2014:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Bonds
Municipal Bonds	—	290,166,350	—	290,166,350
Total Bonds	—	290,166,350	—	290,166,350
Mutual Funds
Money Market Funds	1,027,254	—	—	1,027,254
Total Mutual Funds	1,027,254	—	—	1,027,254
Total	1,027,254	290,166,350	—	291,193,604

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
12

Columbia AMT-Free Massachusetts Intermediate Muni Bond Fund

Statement of Assets and Liabilities

October 31, 2014

Assets
Investments, at value
(identified cost $265,637,502)	$291,193,604
Cash	1,024,919
Receivable for:
Investments sold	2,612,575
Capital shares sold	297,971
Interest	3,374,367
Expense reimbursement due from Investment Manager	1,137
Prepaid expenses	2,418
Trustees' deferred compensation plan	44,140
Total assets	298,551,131
Liabilities
Payable for:
Investments purchased on a delayed delivery basis	2,826,010
Capital shares purchased	117,335
Dividend distributions to shareholders	789,707
Investment management fees	3,231
Distribution and/or service fees	441
Transfer agent fees	51,903
Administration fees	559
Chief compliance officer expenses	15
Other expenses	31,437
Trustees' deferred compensation plan	44,140
Total liabilities	3,864,778
Net assets applicable to outstanding capital stock	$294,686,353
Represented by
Paid-in capital	$269,512,118
Excess of distributions over net investment income	(27,044)
Accumulated net realized loss	(354,823)
Unrealized appreciation (depreciation) on:
Investments	25,556,102
Total — representing net assets applicable to outstanding capital stock	$294,686,353

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
13

Columbia AMT-Free Massachusetts Intermediate Muni Bond Fund

Statement of Assets and Liabilities (continued)

October 31, 2014

Class A
Net assets	$22,539,686
Shares outstanding	2,046,276
Net asset value per share	$11.01
Maximum offering price per share(a)	$11.38
Class B
Net assets	$10,213
Shares outstanding	927
Net asset value per share	$11.02
Class C
Net assets	$10,366,069
Shares outstanding	941,114
Net asset value per share	$11.01
Class R4
Net assets	$122,194
Shares outstanding	11,101
Net asset value per share	$11.01
Class T
Net assets	$21,344,563
Shares outstanding	1,937,514
Net asset value per share	$11.02
Maximum offering price per share(a)	$11.57
Class Z
Net assets	$240,303,628
Shares outstanding	21,813,188
Net asset value per share	$11.02

(a)   The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 3.25% for Class A and 4.75% for Class T.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
14

Columbia AMT-Free Massachusetts Intermediate Muni Bond Fund

Statement of Operations

Year Ended October 31, 2014

Net investment income
Income:
Dividends	$163
Interest	11,445,872
Total income	11,446,035
Expenses:
Investment management fees	1,203,390
Distribution and/or service fees
Class A	55,974
Class B	62
Class C	108,439
Class T	32,712
Transfer agent fees
Class A	42,559
Class B	12
Class C	20,618
Class R4	170
Class T	41,459
Class Z	467,128
Administration fees	208,051
Compensation of board members	28,336
Custodian fees	2,776
Printing and postage fees	31,461
Registration fees	49,227
Professional fees	33,135
Chief compliance officer expenses	154
Other	9,938
Total expenses	2,335,601
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(453,509)
Fees waived by Distributor — Class C	(34,367)
Expense reductions	(160)
Total net expenses	1,847,565
Net investment income	9,598,470
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	566,030
Net realized gain	566,030
Net change in unrealized appreciation (depreciation) on:
Investments	4,143,941
Net change in unrealized appreciation	4,143,941
Net realized and unrealized gain	4,709,971
Net increase in net assets resulting from operations	$14,308,441

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
15

Columbia AMT-Free Massachusetts Intermediate Muni Bond Fund

Statement of Changes in Net Assets

	Year Ended October 31, 2014	Year Ended October 31, 2013(a)
Operations
Net investment income	$9,598,470	$10,788,737
Net realized gain (loss)	566,030	(920,854)
Net change in unrealized appreciation (depreciation)	4,143,941	(15,498,721)
Net increase (decrease) in net assets resulting from operations	14,308,441	(5,630,838)
Distributions to shareholders
Net investment income
Class A	(669,698)	(861,094)
Class B	(137)	(885)
Class C	(277,794)	(301,560)
Class R4	(2,911)	(971)
Class T	(674,951)	(772,676)
Class Z	(7,967,121)	(8,844,907)
Net realized gains
Class A	—	(20,015)
Class B	—	(52)
Class C	—	(7,543)
Class T	—	(18,418)
Class Z	—	(189,557)
Total distributions to shareholders	(9,592,612)	(11,017,678)
Decrease in net assets from capital stock activity	(27,789,400)	(45,286,824)
Total decrease in net assets	(23,073,571)	(61,935,340)
Net assets at beginning of year	317,759,924	379,695,264
Net assets at end of year	$294,686,353	$317,759,924
Excess of distributions over net investment income	$(27,044)	$(32,902)

(a) Class R4 shares are based on operations from March 19, 2013 (commencement of operations) through the stated period end.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
16

Columbia AMT-Free Massachusetts Intermediate Muni Bond Fund

Statement of Changes in Net Assets (continued)

	Year Ended October 31, 2014		Year Ended October 31, 2013(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(b)	572,875	6,239,883	740,966	8,279,822
Distributions reinvested	53,081	579,080	58,311	644,552
Redemptions	(950,488)	(10,302,589)	(1,285,182)	(14,119,884)
Net decrease	(324,532)	(3,483,626)	(485,905)	(5,195,510)
Class B shares
Subscriptions	915	10,000	44	493
Distributions reinvested	12	137	34	378
Redemptions(b)	(135)	(1,477)	(8,698)	(96,556)
Net increase (decrease)	792	8,660	(8,620)	(95,685)
Class C shares
Subscriptions	130,319	1,417,391	259,514	2,907,720
Distributions reinvested	18,223	198,761	18,720	206,855
Redemptions	(244,790)	(2,666,471)	(296,366)	(3,250,413)
Net decrease	(96,248)	(1,050,319)	(18,132)	(135,838)
Class R4 shares
Subscriptions	5,289	57,600	5,490	61,500
Distributions reinvested	245	2,681	86	930
Redemptions	(9)	(96)	—	—
Net increase	5,525	60,185	5,576	62,430
Class T shares
Subscriptions	24,513	267,348	23,869	262,719
Distributions reinvested	29,674	323,741	31,104	344,145
Redemptions	(250,388)	(2,718,871)	(567,006)	(6,285,793)
Net decrease	(196,201)	(2,127,782)	(512,033)	(5,678,929)
Class Z shares
Subscriptions	1,718,530	18,733,438	2,503,155	28,010,518
Distributions reinvested	27,321	298,216	29,416	325,449
Redemptions	(3,697,484)	(40,228,172)	(5,678,660)	(62,579,259)
Net decrease	(1,951,633)	(21,196,518)	(3,146,089)	(34,243,292)
Total net decrease	(2,562,297)	(27,789,400)	(4,165,203)	(45,286,824)

(a) Class R4 shares are based on operations from March 19, 2013 (commencement of operations) through the stated period end.

(b) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
17

Columbia AMT-Free Massachusetts Intermediate Muni Bond Fund

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended October 31,
Class A	2014		2013		2012		2011		2010
Per share data
Net asset value, beginning of period	$10.84		$11.34		$10.95		$10.95		$10.61
Income from investment operations:
Net investment income	0.33		0.32		0.32		0.34		0.34
Net realized and unrealized gain (loss)	0.17		(0.50)		0.41		0.00	(a)	0.34
Total from investment operations	0.50		(0.18)		0.73		0.34		0.68
Less distributions to shareholders:
Net investment income	(0.33)		(0.31)		(0.33)		(0.34)		(0.34)
Net realized gains	—		(0.01)		(0.01)		(0.00	)(a)	—
Total distributions to shareholders	(0.33)		(0.32)		(0.34)		(0.34)		(0.34)
Net asset value, end of period	$11.01		$10.84		$11.34		$10.95		$10.95
Total return	4.65%		(1.58%)		6.69%		3.24%		6.51%
Ratios to average net assets(b)
Total gross expenses	0.96%		0.95%		0.98%		0.99%		0.91%
Total net expenses(c)	0.81	%(d)	0.79	%(d)	0.75	%(d)	0.77	%(d)	0.80	%(d)
Net investment income	2.99%		2.86%		2.88%		3.16%		3.12%
Supplemental data
Net assets, end of period (in thousands)	$22,540		$25,699		$32,398		$29,849		$30,998
Portfolio turnover	3%		7%		11%		10%		9%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
18

Columbia AMT-Free Massachusetts Intermediate Muni Bond Fund

Financial Highlights (continued)

	Year Ended October 31,
Class B	2014		2013		2012		2011		2010
Per share data
Net asset value, beginning of period	$10.84		$11.34		$10.95		$10.95		$10.61
Income from investment operations:
Net investment income	0.24		0.23		0.24		0.26		0.26
Net realized and unrealized gain (loss)	0.18		(0.50)		0.40		0.00	(a)	0.34
Total from investment operations	0.42		(0.27)		0.64		0.26		0.60
Less distributions to shareholders:
Net investment income	(0.24)		(0.22)		(0.24)		(0.26)		(0.26)
Net realized gains	—		(0.01)		(0.01)		(0.00	)(a)	—
Total distributions to shareholders	(0.24)		(0.23)		(0.25)		(0.26)		(0.26)
Net asset value, end of period	$11.02		$10.84		$11.34		$10.95		$10.95
Total return	3.96%		(2.37%)		5.89%		2.48%		5.72%
Ratios to average net assets(b)
Total gross expenses	1.71%		1.70%		1.83%		1.79%		1.66%
Total net expenses(c)	1.56	%(d)	1.53	%(d)	1.50	%(d)	1.53	%(d)	1.55	%(d)
Net investment income	2.19%		2.07%		2.13%		2.44%		2.42%
Supplemental data
Net assets, end of period (in thousands)	$10		$1		$99		$145		$1,008
Portfolio turnover	3%		7%		11%		10%		9%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

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19

Columbia AMT-Free Massachusetts Intermediate Muni Bond Fund

Financial Highlights (continued)

	Year Ended October 31,
Class C	2014		2013		2012		2011		2010
Per share data
Net asset value, beginning of period	$10.84		$11.34		$10.95		$10.95		$10.61
Income from investment operations:
Net investment income	0.28		0.27		0.28		0.30		0.30
Net realized and unrealized gain (loss)	0.17		(0.49)		0.40		0.00	(a)	0.34
Total from investment operations	0.45		(0.22)		0.68		0.30		0.64
Less distributions to shareholders:
Net investment income	(0.28)		(0.27)		(0.28)		(0.30)		(0.30)
Net realized gains	—		(0.01)		(0.01)		(0.00	)(a)	—
Total distributions to shareholders	(0.28)		(0.28)		(0.29)		(0.30)		(0.30)
Net asset value, end of period	$11.01		$10.84		$11.34		$10.95		$10.95
Total return	4.20%		(1.97%)		6.27%		2.83%		6.09%
Ratios to average net assets(b)
Total gross expenses	1.71%		1.70%		1.73%		1.74%		1.66%
Total net expenses(c)	1.24	%(d)	1.19	%(d)	1.15	%(d)	1.17	%(d)	1.20	%(d)
Net investment income	2.56%		2.46%		2.48%		2.75%		2.75%
Supplemental data
Net assets, end of period (in thousands)	$10,366		$11,244		$11,970		$9,931		$10,452
Portfolio turnover	3%		7%		11%		10%		9%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
20

Columbia AMT-Free Massachusetts Intermediate Muni Bond Fund

Financial Highlights (continued)

	Year Ended October 31,
Class R4	2014		2013(a)
Per share data
Net asset value, beginning of period	$10.83		$11.19
Income from investment operations:
Net investment income	0.35		0.21
Net realized and unrealized gain (loss)	0.18		(0.36)
Total from investment operations	0.53		(0.15)
Less distributions to shareholders:
Net investment income	(0.35)		(0.21)
Total distributions to shareholders	(0.35)		(0.21)
Net asset value, end of period	$11.01		$10.83
Total return	5.01%		(1.32%)
Ratios to average net assets(b)
Total gross expenses	0.71%		0.68	%(c)
Total net expenses(d)	0.56	%(e)	0.56	%(c)(e)
Net investment income	3.26%		3.19	%(c)
Supplemental data
Net assets, end of period (in thousands)	$122		$60
Portfolio turnover	3%		7%

Notes to Financial Highlights

(a)  Based on operations from March 19, 2013 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
21

Columbia AMT-Free Massachusetts Intermediate Muni Bond Fund

Financial Highlights (continued)

	Year Ended October 31,
Class T	2014		2013		2012		2011		2010
Per share data
Net asset value, beginning of period	$10.84		$11.34		$10.95		$10.95		$10.61
Income from investment operations:
Net investment income	0.34		0.33		0.34		0.35		0.35
Net realized and unrealized gain (loss)	0.18		(0.50)		0.40		0.00	(a)	0.34
Total from investment operations	0.52		(0.17)		0.74		0.35		0.69
Less distributions to shareholders:
Net investment income	(0.34)		(0.32)		(0.34)		(0.35)		(0.35)
Net realized gains	—		(0.01)		(0.01)		(0.00	)(a)	—
Total distributions to shareholders	(0.34)		(0.33)		(0.35)		(0.35)		(0.35)
Net asset value, end of period	$11.02		$10.84		$11.34		$10.95		$10.95
Total return	4.85%		(1.48%)		6.80%		3.34%		6.62%
Ratios to average net assets(b)
Total gross expenses	0.86%		0.85%		0.88%		0.89%		0.81%
Total net expenses(c)	0.71	%(d)	0.69	%(d)	0.65	%(d)	0.67	%(d)	0.70	%(d)
Net investment income	3.10%		2.96%		2.98%		3.25%		3.26%
Supplemental data
Net assets, end of period (in thousands)	$21,345		$23,131		$30,008		$34,952		$39,300
Portfolio turnover	3%		7%		11%		10%		9%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
22

Columbia AMT-Free Massachusetts Intermediate Muni Bond Fund

Financial Highlights (continued)

	Year Ended October 31,
Class Z	2014		2013		2012		2011		2010
Per share data
Net asset value, beginning of period	$10.84		$11.34		$10.95		$10.95		$10.61
Income from investment operations:
Net investment income	0.35		0.34		0.35		0.37		0.37
Net realized and unrealized gain (loss)	0.18		(0.49)		0.40		0.00	(a)	0.34
Total from investment operations	0.53		(0.15)		0.75		0.37		0.71
Less distributions to shareholders:
Net investment income	(0.35)		(0.34)		(0.35)		(0.37)		(0.37)
Net realized gains	—		(0.01)		(0.01)		(0.00	)(a)	—
Total distributions to shareholders	(0.35)		(0.35)		(0.36)		(0.37)		(0.37)
Net asset value, end of period	$11.02		$10.84		$11.34		$10.95		$10.95
Total return	5.00%		(1.33%)		6.96%		3.49%		6.77%
Ratios to average net assets(b)
Total gross expenses	0.71%		0.70%		0.73%		0.74%		0.66%
Total net expenses(c)	0.56	%(d)	0.54	%(d)	0.50	%(d)	0.52	%(d)	0.55	%(d)
Net investment income	3.24%		3.10%		3.13%		3.40%		3.41%
Supplemental data
Net assets, end of period (in thousands)	$240,304		$257,624		$305,220		$284,128		$286,196
Portfolio turnover	3%		7%		11%		10%		9%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014
23

Columbia AMT-Free Massachusetts Intermediate Muni Bond Fund

Notes to Financial Statements

October 31, 2014

Note 1. Organization

Columbia AMT-Free Massachusetts Intermediate Muni Bond Fund (formerly known as Columbia Massachusetts Intermediate Municipal Bond Fund) (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Effective July 7, 2014, Columbia Massachusetts Intermediate Municipal Bond Fund was renamed Columbia AMT-Free Massachusetts Intermediate Muni Bond Fund.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class R4, Class T and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges.

Class A shares are subject to a maximum front-end sales charge of 3.25% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 3.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund's prospectus.

Class T shares are subject to a maximum front-end sales charge of 4.75% based on the investment amount. Class T shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a CDSC if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase. Class T shares are available only to investors who received (and who have continuously held) Class T shares in connection with previous fund reorganizations.

Class Z shares are not subject to sales charges and are available only to eligible investors, which are subject to different investment minimums as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP) which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Investments in open-end investment companies, including money market funds, are valued at their net asset value.

Annual Report 2014
24

Columbia AMT-Free Massachusetts Intermediate Muni Bond Fund

Notes to Financial Statements (continued)

October 31, 2014

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Dividend income is recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt and taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines

Annual Report 2014
25

Columbia AMT-Free Massachusetts Intermediate Muni Bond Fund

Notes to Financial Statements (continued)

October 31, 2014

from 0.40% to 0.27% as the Fund's net assets increase. The effective investment management fee rate for the year ended October 31, 2014 was 0.40% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.07% to 0.04% as the Fund's net assets increase. The effective administration fee rate for the year ended October 31, 2014 was 0.07% of the Fund's average daily net assets.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. The Trust's eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

Effective November 1, 2014, the Transfer Agent receives a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. Prior to November 1, 2014, the Transfer Agent received a monthly account-based service fee based on the number of open accounts. In addition, the Transfer Agent also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which receive a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees.

For the year ended October 31, 2014, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.19%
Class B	0.19
Class C	0.19
Class R4	0.19
Class T	0.19
Class Z	0.19

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended October 31, 2014, these minimum account balance fees reduced total expenses of the Fund by $160.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.75% of the average daily net assets attributable to Class B and Class C shares, only.

Effective March 1, 2014, the Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares so that the distribution fee does not exceed 0.45% annually of the average daily net assets attributable to Class C

Annual Report 2014
26

Columbia AMT-Free Massachusetts Intermediate Muni Bond Fund

Notes to Financial Statements (continued)

October 31, 2014

shares. This arrangement may be modified or terminated by the Distributor at any time. Prior to March 1, 2014, the Distributor voluntarily waived a portion of the distribution fee for Class C shares so that the distribution fee did not exceed 0.40% annually of the average daily net assets attributable to Class C shares.

Shareholder Services Fees

The Fund has adopted a shareholder services plan that permits it to pay for certain services provided to Class T shareholders by their selling and/or servicing agents. The Fund may pay shareholder servicing fees up to an aggregate annual rate of 0.50% of the Fund's average daily net assets attributable to Class T shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.30% of the Fund's average daily net assets attributable to Class T shares. The effective shareholder services fee rate for the year ended October 31, 2014 was 0.15% of the Fund's average daily net assets attributable to Class T shares.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $23,131 for Class A, $107 for Class C, and $23 for Class T shares for the year ended October 31, 2014.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

Fee Rates Contractual through February 28, 2015
Class A	0.81%
Class B	1.56
Class C	1.56
Class R4	0.56
Class T	0.71
Class Z	0.56

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties. Class C distribution fees waived by the Distributor, as discussed above, are in addition to the waiver/reimbursement commitment under the agreement.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At October 31, 2014, these differences are primarily due to differing treatment for capital loss carryforwards, Trustees' deferred compensation, distributions and principal and/or interest of fixed income securities. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.

The Fund did not have any permanent differences; therefore, no reclassifications were made to the Statement of Assets and Liabilities.

The tax character of distributions paid during the years indicated was as follows:

Year Ended October 31,	2014	2013
Ordinary income	$6,544	$4,241
Tax-exempt income	9,586,068	10,807,963
Long-term capital gains	—	205,474
Total	$9,592,612	$11,017,678

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At October 31, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed tax exempt income	$780,563
Capital loss carryforwards	(354,824)
Net unrealized appreciation	25,582,343

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27

Columbia AMT-Free Massachusetts Intermediate Muni Bond Fund

Notes to Financial Statements (continued)

October 31, 2014

At October 31, 2014, the cost of investments for federal income tax purposes was $265,611,261 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$25,639,110
Unrealized depreciation	(56,767)
Net unrealized appreciation	$25,582,343

The following capital loss carryforwards, determined at October 31, 2014, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
No expiration — short-term	354,824

For the year ended October 31, 2014, $566,030 of capital loss carryforward was utilized.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations and certain derivatives, if any, aggregated to $9,880,561 and $35,728,189, respectively, for the year ended October 31, 2014. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Shareholder Concentration

At October 31, 2014, one unaffiliated shareholder of record owned 82.0% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 7. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. (JPMorgan) whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Effective December 10, 2013, the Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. Prior to December 10, 2013, the commitment fee was charged at the annual rate of 0.08% per annum. The commitment fee is included in other expenses in the Statement of Operations.

Effective December 9, 2014, the Fund extended its revolving credit facility with JPMorgan. The credit facility agreement, as amended, permits collective borrowings up to $550 million under the same terms and interest rates as described above.

The Fund had no borrowings during the year ended October 31, 2014.

Note 8. Significant Risks

Credit Risk

Credit risk is the risk that the value of debt securities in the Fund's portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.

Interest Rate Risk

Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund's performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.

Liquidity Risk

Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may

Annual Report 2014
28

Columbia AMT-Free Massachusetts Intermediate Muni Bond Fund

Notes to Financial Statements (continued)

October 31, 2014

adversely affect the liquidity of the Fund's investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.

Geographic Concentration Risk

Because state-specific tax-exempt funds invest primarily in the municipal securities issued by the state and political sub-divisions of the state, the Fund will be particularly affected by political and economic conditions and developments in the state in which it invests. The Fund may, therefore, have a greater risk than that of a municipal bond fund which is more geographically diversified. The value of the municipal securities owned by the Fund also may be adversely affected by future changes in federal or state income tax laws.

Non-Diversification Risk

A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted in Notes 3 and Note 7 above, there were no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2014
29

Columbia AMT-Free Massachusetts Intermediate Muni Bond Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and the Shareholders of
Columbia AMT-Free Massachusetts Intermediate Muni Bond Fund
(formerly Columbia Massachusetts Intermediate Municipal Bond Fund)

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia AMT-Free Massachusetts Intermediate Muni Bond Fund (formerly Columbia Massachusetts Intermediate Municipal Bond Fund) (the "Fund", a series of Columbia Funds Series Trust I) at October 31, 2014, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
December 22, 2014

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Columbia AMT-Free Massachusetts Intermediate Muni Bond Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended October 31, 2014. Shareholders will be notified in early 2015 of the amounts for use in preparing 2014 income tax returns.

Tax Designations:

Exempt-Interest Dividends	99.93%

Exempt-Interest Dividends. The percentage of net investment income distributed during the fiscal year that qualifies as exempt-interest dividends for federal income tax purposes.

Annual Report 2014
31

Columbia AMT-Free Massachusetts Intermediate Muni Bond Fund

Trustees and Officers

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Series Trust I.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Douglas A. Hacker (Born 1955) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996) and Chairman of the Board (since 2014)

Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 56; Spartan Stores, Inc. (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013

Janet Langford Kelly (Born 1957) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004. Oversees 56; None

Nancy T. Lukitsh (Born 1956) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010. Oversees 56; None

William E. Mayer (Born 1940) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994)

Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 56; DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Kelso Capital Corporation (investment company); Premier, Inc. (healthcare)

David M. Moffett (Born 1952) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Retired. Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007. Oversees 56; CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); MBIA Inc. (financial service provider); E.W. Scripps Co. (print and television media), Building Materials Holding Corp. (building materials and construction services); Genworth Financial, Inc. (financial and insurance products and services); and University of Oklahoma Foundation

Charles R. Nelson (Born 1942) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1981)

Retired. Professor Emeritus, University of Washington, since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters. Oversees 56; None

John J. Neuhauser (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1984)

President, Saint Michael's College, since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007. Oversees 56; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)

Patrick J. Simpson (Born 1944) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 56; None

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Columbia AMT-Free Massachusetts Intermediate Muni Bond Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Anne-Lee Verville (Born 1945) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1998)

Retired. General Manager — Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology). Oversees 56; Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
William F. Truscott (Born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474 Trustee (since 2012)

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer from 2001 to April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously, Chief Executive Officer, U.S. Asset Management & President, Annuities, from May 2010 to September 2012 and President — U.S. Asset Management and Chief Investment Officer from 2005 to April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer from 2006 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 to August 2012; Director, Threadneedle Asset Management Holdings, SARL since 2014. Oversees 188; Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Director, Ameriprise Certificate Company from 2006 to January 2013

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Born 1964	President and Principal Executive Officer (2009)

Managing Director and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; and President, Columbia Funds since 2009; Managing Director, Columbia Management Advisors, LLC, from December 2004 to April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds from June 2008 to January 2009; and senior officer of Columbia Funds and affiliated funds since 2003.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC from September 2004 to April 2010; and senior officer of Columbia Funds and affiliated funds since 2002.

Annual Report 2014
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Columbia AMT-Free Massachusetts Intermediate Muni Bond Fund

Trustees and Officers (continued)

Officers (continued)

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1959	Senior Vice President (2006), Chief Legal Officer (2006) and Assistant Secretary (2011)

Senior Vice President and Assistant General Counsel — Global Asset Management, Ameriprise Financial since February 2014 (previously, Senior Vice President and Lead Chief Counsel — Asset Management, 2012 – February 2014; Vice President and Lead Chief Counsel — Asset Management, 2010 – 2012; and Vice President and Chief Counsel — Asset Management, 2005 – 2010); Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; senior officer of Columbia Funds and affiliated funds since 2006.

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc. since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America from 2005 to April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc. since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC from 2007 to April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America from 2005 to April 2010.
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from 2006 to April 2010.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Vice President (2011) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously, Chief Counsel from January 2010 to January 2013, and Group Counsel from November 2008 to January 2010); Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated from July 2008 to November 2008.

Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN Born 1965	Vice President (2006)

Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010; previously, Chief Administrative Officer, from 2009 to April 2010, and Vice President — Asset Management and Trust Company Services from 2006 to 2009.

Paul D. Pearson 5228 Ameriprise Financial Center Minneapolis, MN Born 1956	Vice President (2011) and Assistant Treasurer (1999)

Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial, Inc. from 1998 to April 2010.

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	Vice President and Secretary (2010)

Vice President and Chief Counsel, Ameriprise Financial, Inc. since January 2010 (previously, Vice President and Group Counsel or Counsel from 2004 to January 2010); officer of Columbia Funds and affiliated funds since 2007.

Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Born 1957	Vice President (2006)

President and Director, Columbia Management Investment Services Corp. from May 2010 to October 2014; President and Director, Columbia Management Services, Inc. from 2004 to April 2010; and Managing Director, Columbia Management Distributors, Inc. from 2007 to April 2010.

Annual Report 2014
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Columbia AMT-Free Massachusetts Intermediate Muni Bond Fund

Board Consideration and Approval of Advisory Agreement

On June 11, 2014, the Board of Trustees (the "Board") and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) of the Trust (the "Independent Trustees") unanimously approved the continuation of the Investment Management Services Agreement (the "Advisory Agreement") with Columbia Management Investment Advisers, LLC (the "Investment Manager") with respect to Columbia AMT-Free Massachusetts Intermediate Muni Bond Fund (the "Fund"), a series of the Trust. As detailed below, the Advisory Fees and Expenses Committee (the "Committee") and the Board met on multiple occasions to review and discuss, both among themselves and with the management team of the Investment Manager, materials provided by the Investment Manager before determining to approve the continuation of the Advisory Agreement.

In connection with their deliberations regarding the continuation of the Advisory Agreement, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Advisory Agreement, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 4, 2014, April 30, 2014 and June 10, 2014 and at Board meetings held on April 30, 2014 and June 11, 2014. In addition, the Board considers matters bearing on the Advisory Agreement at most of its other meetings throughout the year and meets regularly with senior management of the Funds and the Investment Manager. Through the Board's Investment Oversight Committees, Trustees also meet with selected Fund portfolio managers and other investment personnel at various times throughout the year. The Committee and the Board also consulted with its independent fee consultant, Fund counsel and with the Independent Trustees' independent legal counsel, who advised on various matters with respect to the Committee's and the Board's considerations and otherwise assisted the Committee and the Board in their deliberations. On June 10, 2014, the Committee recommended that the Board approve the continuation of the Advisory Agreement. On June 11, 2014, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Advisory Agreement for the Fund.

The Committee and the Board considered all information that they, their legal counsel, or the Investment Manager believed reasonably necessary to evaluate and to determine whether to approve the continuation of the Advisory Agreement. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Advisory Agreement for the Fund included the following:

•  Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;

•  Information on the Fund's advisory fees and total expenses, including information comparing the Fund's expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;

•  The Investment Manager's agreement to contractually limit or cap total operating expenses for the Fund through February 28, 2015 so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) would not exceed the annual rates of 0.81% for Class A, 1.56% for Class B, 1.56% for Class C, 0.56% for Class R4, 0.71% for Class T and 0.56% for Class Z;

•  The terms and conditions of the Advisory Agreement;

•  The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including the Administrative Services Agreement, the Distribution Agreement and the Transfer and Dividend Disbursing Agent Agreement;

•  Descriptions of various functions performed by the Investment Manager under the Advisory Agreement, including portfolio management and portfolio trading practices;

•  Information regarding the management fees and investment performance of similarly-managed portfolios of other clients of the Investment Manager, including institutional separate accounts;

•  Information regarding the reputation, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;

•  Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services, including an assessment of the Investment Manager's compliance system by the Fund's Chief Compliance Officer; and

•  The profitability to the Investment Manager and its affiliates from their relationships with the Fund.

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Columbia AMT-Free Massachusetts Intermediate Muni Bond Fund

Board Consideration and Approval of Advisory Agreement (continued)

Nature, Extent and Quality of Services Provided under the Advisory Agreement

The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Advisory Agreement and under separate agreements for the provision of transfer agency and administrative services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board considered, among other things, the Investment Manager's ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager's investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.

The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager, which included consideration of the Investment Manager's experience with similarly-structured funds. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates, and considered the Investment Manager's ability to provide administrative services to the Fund pursuant to a separate Administrative Services Agreement, including the Investment Manager's ability to coordinate the activities of the Fund's other service providers. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Advisory Agreement supported the continuation of the Advisory Agreement.

Investment Performance

The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks and information based on reports of the independent third-party data provider that compared the performance of the Fund to the performance of a group of comparable mutual funds, and data provided by the independent fee consultant. The Committee and the Board also reviewed a description of the third party's methodology for identifying the Fund's peer groups for purposes of performance and expense comparisons. Although the Fund's performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Committee and the Board concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the Fund's Advisory Agreement. Those factors included one or more of the following: (i) that the Fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Fund's investment strategy and policies and that the Fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the Fund's investment strategy; (iii) that the Fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that the Investment Manager had taken or was taking steps designed to help improve the Fund's investment performance, including, but not limited to, enhancing the resources supporting the portfolio managers, or modifying investment strategies.

The Committee and the Board noted that, through December 31, 2013, the Fund's performance was in the sixty-seventh, forty-eighth and fiftieth percentile (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one-, three- and five- year periods, respectively.

The Committee and the Board also considered the Investment Manager's performance and reputation generally, the Investment Manager's historical responsiveness to Board concerns about performance, and the Investment Manager's willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund was sufficient, in light of other considerations, to warrant the continuation of the Advisory Agreement.

Investment Advisory Fee Rates and Other Expenses

The Committee and the Board considered the advisory fees charged to the Fund under the Advisory Agreement as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees under the Advisory Agreement, the Committee and the Board considered, among other information, the Fund's advisory fee and its total expense ratio as a

Annual Report 2014
36

Columbia AMT-Free Massachusetts Intermediate Muni Bond Fund

Board Consideration and Approval of Advisory Agreement (continued)

percentage of average daily net assets. The Committee and the Board also considered data provided by the independent fee consultant. The Committee and the Board noted that the Fund's actual management fee and net expense ratio are both ranked in the first quintile (where the lowest fees and expenses would be in the first quintile) against the Fund's expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.

The Committee and the Board also received and considered information about the advisory fees charged by the Investment Manager to institutional separate accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. In evaluating the Fund's advisory fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the advisory fee rates and expenses of the Fund were sufficient, in light of other considerations, to warrant the continuation of the Advisory Agreement.

Costs of Services Provided and Profitability

The Committee and the Board also took note of the costs of the services provided (both on an absolute and relative basis) and the profitability to the Investment Manager and its affiliates in connection with their relationships with the Fund. In evaluating these considerations, the Committee and the Board took note of the advisory fees charged by the Investment Manager to other clients, including fees charged by the Investment Manager to institutional separate account clients with similar investment strategies to those of the Fund.

The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager's affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability of the Investment Manager and its affiliates of their relationships with the Fund, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2013 to profitability levels realized in 2012. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of similarly managed funds, the performance of the Fund, and the expense ratio of the Fund. The Committee and the Board also considered information provided by the Investment Manager regarding the Investment Manager's financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Advisory Agreement.

Economies of Scale

The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager's investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment advisory fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading and compliance resources. The Committee and the Board noted that the investment advisory fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.

In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as discussed above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the continuation of the Advisory Agreement.

Annual Report 2014
37

Columbia AMT-Free Massachusetts Intermediate Muni Bond Fund

Board Consideration and Approval of Advisory Agreement (continued)

Other Benefits to the Investment Manager

The Committee and the Board received and considered information regarding "fall-out" or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager to provide administrative services to the Fund and the engagement of the Investment Manager's affiliates to provide distribution and transfer agency services to the Fund. In this regard, among other matters, the Committee and the Board considered that the Fund's distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund's securities transactions, and reviewed information about the Investment Manager's practices with respect to allocating portfolio transactions for brokerage and research services. The Committee and the Board considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that are in place to address such possible conflicts of interest. The Committee and the Board recognized that the Investment Manager's profitability would be somewhat lower without these benefits.

Conclusion

The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Advisory Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Advisory Agreement.

Annual Report 2014
38

Columbia AMT-Free Massachusetts Intermediate Muni Bond Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2014
39

Columbia AMT-Free Massachusetts Intermediate Muni Bond Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and, if available, a summary prospectus, which contains this and other important information about the Fund, go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN191_10_D01_(12/14)

Annual Report

October 31, 2014

Columbia Strategic Income Fund

Not FDIC insured • No bank guarantee • May lose value

About Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation's largest asset managers. At the heart of our success — and, most importantly, that of our investors — are some of the most talented professionals in the industry, brought together by a unique way of working.

It starts with carefully selected, specialized investment teams. While each team brings a diverse and innovative range of skills, all are grounded by a common set of core beliefs. All possess a solid conviction in the power of proprietary, bottom-up research. All look not only at generating returns, but also at the likely consistency of those returns and the risks required to achieve them. And while our culture encourages teams to operate independently and question established thinking, a rigorous investment oversight process ensures that each team stays true to its clearly articulated investment process. At Columbia Management, reaching our performance goals matters, and the way we reach them matters just as much.

Columbia funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

Not part of the shareholder report

Connect with Columbia Management

Get the market insight you need from our investment experts

Investor insight

Stay informed with economic and market commentary, investment videos, white papers, mutual fund commentary and more at columbiamanagement.com.

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Read our award-winning* shareholder newsletter. Our quarterly newsletter is available online and provides timely and relevant content about economic trends, fund news, service enhancements and changes. Sign up to receive the newsletter electronically at columbiamanagement.com/newsletter.

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Watch and discover what our thought leaders are saying about financial markets and the economy. For an analysis of current events and trends that may affect your investments, visit our online video library at columbiamanagement.com/
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>  Perspectives blog at columbiamanagement.com
Read timely posts by our investment team, including our chief investment officer, chief economist and portfolio managers.

>  Twitter.com/ColumbiaMgmt
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*Columbia Management investor was awarded top honors in the Mutual Fund Education Alliance STAR Awards competition for excellence in mutual fund marketing and communications. Materials in the competition were evaluated on educational value, message comprehension, effective design and objectives.

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Not part of the shareholder report

President's Message

Dear Shareholders,

The U.S. Economy Gained Momentum

The U.S. economy picked up momentum throughout the third quarter of 2014 with improvements in every sector. Second-quarter gross domestic product growth was revised upward to 4.6%, with expectations that third-quarter growth would also be above trend. American companies added more than 200,000 new jobs monthly, driving unemployment below 6% for the first time since 2008. Consumer spending got a boost as both income and savings rose, and confidence hit a post-recession high. After a weak start to the year, corporate profits rebounded, indicating that business remains in good shape. Rising profits led to higher capital spending. The housing market recovery remained on track, as home sales and prices trended higher, and inventories declined. Manufacturing remained a lynchpin of the economy's expansion. Even so, performance fell short of expectations at the end of the period.

Despite Momentum, Markets Remained Stagnant

The financial markets produced lackluster results, despite good economic news and the Federal Reserve's reassurance that it intended to keep short-term interest rates low for another year. A surge in global tensions and concerns that equity valuations have risen sharply put a damper on investor enthusiasm. The S&P 500 Index inched ahead 1.13%, buoyed by its concentration in large-cap stocks with a defensive edge. Traditional fixed-income sectors, including U.S. Treasuries, mortgages and securitized bonds, eked out returns of less than 1% for the quarter. Investment-grade corporate bonds and high-yield bonds lost some ground, although fundamentals for both groups remained solid. Convertible securities and U.S. Treasury inflation-protected securities pulled up the rear.

Stay on Track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation's largest asset managers. At the heart of our success and, most importantly, that of our investors, are highly talented industry professionals, brought together by a unique way of working. At Columbia Management, reaching our performance goals matters, and how we reach them matters just as much.

Visit columbiamanagement.com for:

>  The Columbia Management Perspectives blog, offering insights on current market events and investment opportunities

>  Detailed up-to-date fund performance and portfolio information

>  Quarterly fund commentaries

>  Columbia Management investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

Investing involves risk including the risk of loss of principal.

The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and, if available, a summary prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2014

Columbia Strategic Income Fund

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Performance Overview	3
Manager Discussion of Fund Performance	5
Understanding Your Fund's Expenses	7
Portfolio of Investments	8
Statement of Assets and Liabilities	40
Statement of Operations	42
Statement of Changes in Net Assets	43
Financial Highlights	46
Notes to Financial Statements	56
Report of Independent Registered Public Accounting Firm	70
Federal Income Tax Information	71
Trustees and Officers	72
Board Consideration and Approval of Advisory Agreement	75
Important Information About This Report	79

Annual Report 2014

Columbia Strategic Income Fund

Performance Overview

Performance Summary

>  Columbia Strategic Income Fund (the Fund) Class A shares returned 4.64% excluding sales charges for the 12-month period that ended October 31, 2014.

>  The Fund outperformed its benchmark, the Barclays U.S. Aggregate Bond Index, which returned 4.14% for the same period.

>  During the same 12-month period, the Bank of America (BofA) Merrill Lynch U.S. Cash Pay High Yield Constrained Index returned 5.77%, the Citigroup Non-U.S. World Government Bond (All Maturities) Index — Unhedged returned -2.88% and the J.P. Morgan Emerging Markets Bond Index (EMBI) — Global returned 7.20%.

>  Sector allocation overall contributed positively to the Fund's outperformance, more than offsetting duration positioning, which detracted.

Average Annual Total Returns (%) (for period ended October 31, 2014)

	Inception	1 Year	5 Years	10 Years
Class A	04/21/77
Excluding sales charges		4.64	6.74	6.03
Including sales charges		-0.29	5.71	5.50
Class B	05/15/92
Excluding sales charges		3.85	5.91	5.22
Including sales charges		-1.04	5.59	5.22
Class C	07/01/97
Excluding sales charges		4.00	6.10	5.39
Including sales charges		3.02	6.10	5.39
Class K*	03/07/11	4.83	6.81	6.06
Class R*	09/27/10	4.35	6.56	5.81
Class R4*	11/08/12	4.98	6.83	6.07
Class R5*	03/07/11	4.92	7.00	6.16
Class W*	09/27/10	4.67	6.74	6.03
Class Y*	06/13/13	5.15	6.85	6.08
Class Z	01/29/99	4.97	6.99	6.27
Barclays U.S. Aggregate Bond Index		4.14	4.22	4.64
BofA Merrill Lynch U.S. Cash Pay High Yield Constrained Index		5.77	10.17	8.03
Citigroup Non-U.S. World Government Bond (All Maturities) Index — Unhedged (Citigroup Non-U.S. WGBI — Unhedged)		-2.88	0.83	3.55
J.P. Morgan Emerging Markets Bond Index — Global (EMBI Global)		7.20	8.27	8.38
Blended Benchmark		4.10	6.43	6.36
Barclays U.S. Government/Credit Bond Index		4.21	4.43	4.61

Returns for Class A are shown with and without the maximum initial sales charge of 4.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.
Annual Report 2014

Columbia Strategic Income Fund

Performance Overview (continued)

Effective on August 29, 2014, the Fund's Blended Benchmark was replaced with the following three supplemental benchmarks: BofA Merrill Lynch U.S. Cash Pay High Yield Constrained Index, Citigroup Non-U.S. World Government Bond (All Maturities) Index — Unhedged and the J.P. Morgan EMBI — Global. Information on the indices will be included for a one-year transition period. After the transition period, we will remove the Barclays U.S. Government/Credit Index and the Blended Benchmark. Further, the Fund's benchmark, the Barclays U.S. Government/Credit Index, was replaced with the Barclays U.S. Aggregate Bond Index.

The Barclays U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

The BofA Merrill Lynch U.S. Cash Pay High Yield Constrained Index tracks the performance of U.S. dollar-denominated below investment grade corporate debt, currently in a coupon paying period, that is publicly issued in the U.S. domestic market.

The Citigroup Non-U.S. World Government Bond (All Maturities) Index — Unhedged is calculated on a market-weighted basis and includes all fixed-rate bonds with a remaining maturity of one year or longer and with amounts outstanding of at least the equivalent of U.S. $25 million, while excluding floating or variable rate bonds.

The J.P. Morgan Emerging Markets Bond Index (EMBI) — Global is based on U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, such as Brady bonds, Eurobonds and loans, and reflects reinvestment of all distributions and changes in market prices.

The Blended Benchmark consists of a 35% weighting of the Barclays U.S. Aggregate Bond Index, a 35% weighting of the Bank of America Merrill Lynch (BofAML) U.S. Cash Pay High Yield Constrained Index, a 15% weighting of the Citigroup Non-U.S. World Government Bond (All Maturities) Index — Unhedged (Citigroup Non U.S. WGBI — Unhedged) and a 15% weighting of the J.P. Morgan Emerging Markets Bond Index (EMBI) — Global.

The Barclays U.S. Government/Credit Bond Index tracks the performance of U.S. government and corporate bonds rated investment grade or better, with maturities of at least one year.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Performance of a Hypothetical $10,000 Investment (November 1, 2004 – October 31, 2014)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Strategic Income Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2014

Columbia Strategic Income Fund

Manager Discussion of Fund Performance

Effective at the close of business on August 29, 2014, the Fund's principal investment strategies were revised to allow portfolio managers more flexibility to invest across various bond market sectors and across the credit quality spectrum. In connection with these changes, the Fund's blended benchmark was replaced with the following three supplemental benchmarks: Bank of America (BofA) Merrill Lynch U.S. Cash Pay High Yield Constrained Index, Citigroup Non-U.S. World Government Bond (All Maturities) Index — Unhedged and the J.P. Morgan Emerging Markets Bond Index (EMBI) — Global. Further, the Fund's benchmark, the Barclays U.S. Government/Credit Index, was replaced with the Barclays U.S. Aggregate Bond Index.

For the 12-month period that ended October 31, 2014, the Fund's Class A shares returned 4.64% without sales charge. The Fund outperformed its benchmark, the Barclays U.S. Aggregate Bond Index, which returned 4.14% for the same period. During the same 12-month period, the BofA Merrill Lynch U.S. Cash Pay High Yield Constrained Index returned 5.77%, the Citigroup Non-U.S. World Government Bond (All Maturities) Index — Unhedged returned -2.88% and the JP Morgan EMBI — Global returned 7.20%. Sector allocation overall contributed positively to the Fund's outperformance, more than offsetting duration positioning, which detracted.

Bond Markets Driven by Global Reach for Yield

Amid an environment of loose monetary policy by major central banks around the world, weak global economic growth and deflationary concerns drove long-term global bond yields lower during the annual period. The U.S. Treasury yield curve flattened, as long-term yields declined and short-term rates rose on expectations for a slight increase in the targeted federal funds rate target.

Sentiment was dominated by the global reach for yield, as investors continued to favor riskier sectors of the bond market to compensate for low rates on sectors with lower risk. This trend particularly benefited corporate credit, as both investment-grade and high-yield issuance ran at both historically high volumes and historically low rates. U.S. investment-grade corporate bonds, as measured by the Barclays U.S. Corporate Investment Grade Index, posted a total return of 6.29% for the annual period, while high-yield corporate bonds, as measured by the BofA Merrill Lynch U.S. Cash Pay High Yield Constrained Index, gained 5.77%. Municipal bonds and emerging market bonds also performed well during the annual period. The Barclays Municipal Bond Index increased 7.82% and the JP Morgan EMBI — Global gained 7.20%. International developed market government bonds, on the other hand, were especially weak, driven in large part by a stronger U.S. dollar. The Citigroup Non-U.S. World Government Bond (All Maturities) Index — Unhedged returned -2.88%.

Sector Allocation Aided Fund Results

Sector allocation overall contributed positively to the Fund's results during the annual period, driven by overweight positions in high-yield bonds, bank loans and emerging market bonds as well as an underweight allocation to bonds in international developed markets. Security selection in the mortgage-backed securities sector helped as well.

The Fund's yield curve positioning also contributed positively to the Fund's relative results, as the Fund was well positioned for the flattening of the yield curve that occurred during the annual period.

Duration Positioning Hampered Performance

Duration positioning negatively impacted the Fund's performance. The Fund maintained a shorter duration than the Barclays U.S. Aggregate Bond Index,

Portfolio Management

Colin Lundgren, CFA

Brian Lavin, CFA

Zach Pandl

Gene Tannuzzo, CFA

Portfolio Breakdown (%) (at October 31, 2014)
Asset-Backed Securities — Non-Agency	2.3
Commercial Mortgage-Backed Securities — Non-Agency	4.6
Common Stocks	0.0	(a)
Consumer Discretionary	0.0	(a)
Information Technology	0.0	(a)
Materials	0.0	(a)
Telecommunication Services	0.0	(a)
Corporate Bonds & Notes	41.7
Foreign Government Obligations	22.1
Inflation-Indexed Bonds	3.2
Money Market Funds	4.9
Municipal Bonds	0.3
Residential Mortgage-Backed Securities — Agency	4.4
Residential Mortgage-Backed Securities — Non-Agency	11.0
Senior Loans	4.7
U.S. Treasury Obligations	0.8
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

(a) Rounds to zero.

Quality Breakdown (%) (at October 31, 2014)
AAA rating	8.5
AA rating	1.6
A rating	4.4
BBB rating	20.4
BB rating	18.9
B rating	22.9
CCC rating	7.3
CC rating	0.0	(a)
Not rated	16.0
Total	100.0

Percentages indicated are based upon total fixed income securities (excluding Money Market Funds).

(a) Rounds to zero.

Annual Report 2014

Columbia Strategic Income Fund

Manager Discussion of Fund Performance (continued)

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody's, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as "Not rated". Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate, and time to maturity) and the amount and type of any collateral.

Investment Risks

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Mortgage- and asset-backed securities are affected by interest rates, financial health of issuers/originators, creditworthiness of entities providing credit enhancements and the value of underlying assets. Fixed-income securities present issuer default risk. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. A rise in interest rates may result in a price decline of fixed-income securities held by the fund. Falling rates may result in the fund investing in lower yielding securities, lowering the fund's income and yield. Floating rate loans typically present greater risk than other fixed income investments as they are generally subject to legal or contractual resale restrictions, may trade less frequently and experience value impairments during liquidation. Prepayment and extension risk exists as a loan, bond or other investment may be called, prepaid or redeemed before maturity and that similar yielding investments may not be available for purchase. Foreign investments subject the fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Risks are enhanced for emerging market and sovereign debt issuers. Investing in derivatives is a specialized activity that involves special risks that subject the fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in fund value. Liquidity risk is associated with the difficulty of selling underlying investments at a desirable time or price. See the Fund's prospectus for more information on these and other risks.

which hurt the Fund as interest rates declined during the annual period. Duration is a measure of the Fund's sensitivity to changes in interest rates.

The Fund's modestly overweight position in Treasury inflation-protected securities (TIPS) was also a detractor from its relative performance, as the sector was weak during the annual period. Security selection within the emerging market bond sector also detracted.

Derivative Positions in the Fund

The Fund utilized government bond futures and swaps to manage duration and yield curve exposure, credit default swaps to hedge credit exposure, currency forwards for hedging and total return purposes and mortgage TBAs to add exposure to agency mortgage-backed securities (MBS). TBAs, which stands for "to be announced," are mortgage securities bought and sold for future settlement with an agreed upon price, coupon and face value, but without reference to the characteristics of the underlying pool of mortgages until 48 hours before delivery is taken. This feature gives TBA participants immediate exposure to agency MBS without having to value each individual security.

Shifting Market Conditions Drove Portfolio Changes

During the annual period, we reduced the Fund's duration in an effort to protect against rising interest rates. We increasingly believed that the U.S. economy was accelerating at a faster pace than that which the market was giving it credit. We increased the Fund's exposure to non-agency mortgage-backed securities, commercial mortgage-backed securities and asset-backed securities due to improving market fundamentals, declining supply and what we considered to be reasonable valuations. We reduced the Fund's exposure to investment-grade corporate credit. While we believed credit fundamentals remained strong, tighter spreads (narrower yield differentials between corporate bonds and U.S. Treasuries) left little room for further upside in high quality credit, in our view. In terms of yield curve positioning, we shifted the majority of the Fund's short position to further out the curve, as we believed a strengthening U.S. economy could lead to higher long-term rates and a steeper yield curve.

Looking Ahead

At this time, we expect global monetary policy divergence to be a major theme for the fixed-income markets over the next several months. The U.S. and the U.K. appear to be closer to normalizing monetary policy on improving economic fundamentals, while Europe and Japan are in the process of further easing policy. The European Central Bank (ECB) recently affirmed its commitment to expand the size of its balance sheet to early 2012 levels, which implies an increase of about one trillion euros through a combination of bond purchases and long-term loans to banks. Additionally, despite political obstacles, sovereign quantitative easing by the ECB seems to be a distinct possibility. At the same time, the Bank of Japan (BoJ) has increased the size of its own asset purchase program and extended the duration of the assets it will add to its balance sheet. Together, we believe the ECB and BoJ actions ensure that global liquidity will remain abundant even though the U.S. Federal Reserve (Fed) ended its asset purchase program on schedule in October 2014. While U.S. yields currently remain above those in other developed market economies, the outlooks for economic growth and policy appear to have diverged. As a result, we believe strong economic growth in the U.S. may force the Fed to increase short-term interest rates from the zero lower bound in the not too distant future. At the end of the annual period, the market seemed to anticipate the first rate increase by the Fed to occur between June and September 2015. Together, we believe these factors may well drive an increase in volatility in global rates and currencies in the year ahead, which, in our view, presents attractive investment opportunities for the Fund.

Annual Report 2014

Columbia Strategic Income Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

May 1, 2014 – October 31, 2014

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,016.00	1,019.96	5.28	5.30	1.04
Class B	1,000.00	1,000.00	1,010.50	1,016.18	9.07	9.10	1.79
Class C	1,000.00	1,000.00	1,011.30	1,016.69	8.57	8.59	1.69
Class K	1,000.00	1,000.00	1,015.10	1,020.57	4.67	4.69	0.92
Class R	1,000.00	1,000.00	1,013.00	1,018.70	6.55	6.56	1.29
Class R4	1,000.00	1,000.00	1,017.50	1,021.22	4.02	4.02	0.79
Class R5	1,000.00	1,000.00	1,016.40	1,021.83	3.41	3.41	0.67
Class W	1,000.00	1,000.00	1,014.40	1,019.96	5.28	5.30	1.04
Class Y	1,000.00	1,000.00	1,016.70	1,022.03	3.20	3.21	0.63
Class Z	1,000.00	1,000.00	1,015.80	1,021.22	4.01	4.02	0.79

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2014

Columbia Strategic Income Fund

Portfolio of Investments

October 31, 2014

(Percentages represent value of investments compared to net assets)

Corporate Bonds & Notes(a) 41.8%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 0.6%
ADS Tactical, Inc. Senior Secured(b) 04/01/18	11.000%	1,507,000	1,471,209
Bombardier, Inc.(b) Senior Unsecured 03/15/20	7.750%	27,000	29,970
10/15/22	6.000%	974,000	1,000,176
01/15/23	6.125%	3,399,000	3,513,716
Northrop Grumman Corp. Senior Unsecured 03/15/21	3.500%	2,765,000	2,877,008
TransDigm, Inc. 10/15/20	5.500%	317,000	317,000
07/15/22	6.000%	425,000	429,781
07/15/24	6.500%	3,160,000	3,254,800
Total			12,893,660
Automotive 0.8%
American Axle & Manufacturing, Inc. 02/15/19	5.125%	1,285,000	1,304,275
03/15/21	6.250%	1,620,000	1,701,000
Chrysler Group LLC/Co-Issuer, Inc. Secured 06/15/19	8.000%	1,840,000	1,971,100
06/15/21	8.250%	1,986,000	2,219,355
Gates Global LLC/Co.(b) 07/15/22	6.000%	1,253,000	1,215,410
General Motors Co. Senior Unsecured 10/02/23	4.875%	4,287,000	4,592,449
General Motors Financial Co., Inc. 09/25/21	4.375%	1,003,000	1,050,743
Jaguar Land Rover Automotive PLC(b) 12/15/18	4.125%	1,433,000	1,458,077
11/15/19	4.250%	347,000	348,735
Schaeffler Finance BV Senior Secured(b) 05/15/21	4.250%	182,000	176,995
Schaeffler Holding Finance BV Senior Secured PIK(b) 11/15/19	6.250%	1,349,000	1,396,215
Total			17,434,354
Banking 1.4%
Agromercantil Senior Trust(b) 04/10/19	6.250%	1,295,000	1,342,268
Ally Financial, Inc. 03/15/20	8.000%	2,515,000	3,024,288
09/15/20	7.500%	5,645,000	6,717,550

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Senior Unsecured 09/30/24	5.125%		1,715,000	1,783,600
BES Investimento do Brasil SA Senior Unsecured(b) 03/25/15	5.625%		1,000,000	994,000
Banco de Credito del Peru Subordinated Notes(b)(c)(d) 10/15/22	7.170%	PEN	2,000,000	697,913
Bank of America Corp. Senior Unsecured 07/24/23	4.100%		2,165,000	2,260,154
Citigroup, Inc. Senior Unsecured 06/16/24	3.750%		2,140,000	2,174,555
Goldman Sachs Group, Inc. (The) Senior Unsecured 07/08/24	3.850%		2,115,000	2,131,037
Grupo Aval Ltd.(b) 09/26/22	4.750%		1,000,000	999,200
Industrial Senior Trust(b) 11/01/22	5.500%		1,000,000	992,500
Lloyds Banking Group PLC(b)(c) 12/31/49	6.657%		230,000	247,825
Morgan Stanley Senior Unsecured(b) 10/22/20	11.500%	BRL	4,485,000	1,848,646
Popular, Inc. Senior Unsecured 07/01/19	7.000%		714,000	719,355
Royal Bank of Scotland Group PLC Subordinated Notes 05/28/24	5.125%		1,650,000	1,671,740
Synovus Financial Corp. Senior Unsecured 02/15/19	7.875%		3,705,000	4,149,600
Total				31,754,231
Brokerage/Asset Managers/Exchanges 0.1%
E*TRADE Financial Corp. Senior Unsecured 11/15/19	6.375%		2,708,000	2,887,405
Building Materials 0.7%
Allegion US Holding Co., Inc. 10/01/21	5.750%		1,646,000	1,724,185
American Builders & Contractors Supply Co., Inc. Senior Unsecured(b) 04/15/21	5.625%		2,031,000	2,061,465

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Strategic Income Fund

Portfolio of Investments (continued)

October 31, 2014

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Building Materials Corp. of America(b) Senior Secured 02/15/20	7.000%	945,000	994,140
Senior Unsecured 05/01/21	6.750%	2,517,000	2,699,482
Building Materials Corp. of America(b)(e) Senior Unsecured 11/15/24	5.375%	1,311,000	1,314,278
Gibraltar Industries, Inc. 02/01/21	6.250%	723,000	744,690
HD Supply, Inc. 07/15/20	7.500%	2,000,000	2,130,000
07/15/20	11.500%	1,340,000	1,561,100
Nortek, Inc. 04/15/21	8.500%	1,307,000	1,405,025
Union Andina de Cementos SAA Senior Unsecured(b) 10/30/21	5.875%	1,300,000	1,319,760
Total			15,954,125
Cable and Satellite 2.2%
CCO Holdings LLC/Capital Corp. 09/30/22	5.250%	3,443,000	3,464,519
01/15/24	5.750%	1,479,000	1,514,126
CCOH Safari LLC(e) 12/01/22	5.500%	1,302,000	1,315,020
12/01/24	5.750%	3,126,000	3,143,584
CSC Holdings, Inc. Senior Unsecured 11/15/21	6.750%	4,456,000	4,957,300
Cequel Communications Holdings I LLC/Capital Corp.(b) Senior Unsecured 09/15/20	6.375%	2,149,000	2,240,332
12/15/21	5.125%	1,229,000	1,199,811
DISH DBS Corp. 06/01/21	6.750%	4,868,000	5,403,480
07/15/22	5.875%	1,382,000	1,464,920
DigitalGlobe, Inc.(b) 02/01/21	5.250%	746,000	725,485
Hughes Satellite Systems Corp. 06/15/21	7.625%	585,000	650,813
Senior Secured 06/15/19	6.500%	4,440,000	4,806,300
Intelsat Jackson Holdings SA 04/01/19	7.250%	395,000	414,750
Senior Unsecured 04/01/21	7.500%	2,660,000	2,879,450
Intelsat Luxembourg SA 06/01/21	7.750%	1,134,000	1,185,030
06/01/23	8.125%	1,699,000	1,805,187

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Mediacom Broadband LLC/Corp. 04/15/21	5.500%	288,000	293,040
NBCUniversal Media LLC 04/01/21	4.375%	2,660,000	2,922,071
Numericable Group SA(b) Senior Secured 05/15/19	4.875%	1,836,000	1,831,410
05/15/22	6.000%	3,393,000	3,469,342
05/15/24	6.250%	226,000	232,498
Time Warner Cable, Inc. 09/15/42	4.500%	380,000	374,608
Unitymedia KabelBW GmbH(b) 01/15/25	6.125%	1,611,000	1,681,481
Virgin Media Finance PLC Senior Unsecured(b) 10/15/24	6.000%	567,000	589,680
Virgin Media Secured Finance PLC Senior Secured(b) 04/15/21	5.375%	375,000	388,594
Total			48,952,831
Chemicals 1.5%
Axalta Coating Systems Dutch Holding B BV/U.S. Holdings, Inc.(b) 05/01/21	7.375%	2,338,000	2,527,962
Celanese U.S. Holdings LLC 06/15/21	5.875%	814,000	883,190
Eco Services Operations LLC/Finance Corp. Senior Unsecured(b) 11/01/22	8.500%	739,000	761,170
Huntsman International LLC 11/15/20	4.875%	2,071,000	2,086,533
INEOS Group Holdings SA(b) 08/15/18	6.125%	318,000	320,783
02/15/19	5.875%	2,138,000	2,135,327
JM Huber Corp. Senior Unsecured(b) 11/01/19	9.875%	2,430,000	2,697,300
LYB International Finance BV 07/15/23	4.000%	1,360,000	1,410,548
Mexichem SAB de CV(b) 09/17/44	5.875%	1,200,000	1,200,000
NOVA Chemicals Corp.(b) Senior Unsecured 08/01/23	5.250%	1,337,000	1,397,165
05/01/25	5.000%	1,396,000	1,441,370
PQ Corp. Secured(b) 05/01/18	8.750%	11,024,000	11,685,440

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Strategic Income Fund

Portfolio of Investments (continued)

October 31, 2014

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Sibur Securities Ltd.(b) 01/31/18	3.914%	2,300,000	2,137,091
WR Grace & Co.(b) 10/01/21	5.125%	1,073,000	1,117,937
10/01/24	5.625%	777,000	818,764
Total			32,620,580
Construction Machinery 0.9%
Ashtead Capital, Inc. Secured(b) 07/15/22	6.500%	1,554,000	1,682,205
CNH Industrial Capital LLC Senior Unsecured(b) 07/15/19	3.375%	1,538,000	1,495,705
Case New Holland Industrial, Inc. 12/01/17	7.875%	6,862,000	7,702,595
Columbus McKinnon Corp. 02/01/19	7.875%	950,000	992,750
H&E Equipment Services, Inc. 09/01/22	7.000%	2,665,000	2,844,887
United Rentals North America, Inc. 05/15/20	7.375%	1,015,000	1,101,275
04/15/22	7.625%	1,765,000	1,967,975
06/15/23	6.125%	1,724,000	1,855,455
Total			19,642,847
Consumer Cyclical Services 0.7%
ADT Corp. (The) Senior Unsecured 07/15/22	3.500%	2,428,000	2,173,060
06/15/23	4.125%	1,050,000	966,000
APX Group, Inc. 12/01/20	8.750%	2,240,000	1,937,600
Senior Secured 12/01/19	6.375%	6,023,000	5,917,598
APX Group, Inc.(b) Senior Unsecured 12/01/20	8.750%	805,000	696,325
IHS, Inc.(b) 11/01/22	5.000%	1,101,000	1,117,515
Monitronics International, Inc. 04/01/20	9.125%	2,240,000	2,304,400
Total			15,112,498
Consumer Products 0.6%
Revlon Consumer Products Corp. 02/15/21	5.750%	805,000	805,000
Serta Simmons Holdings LLC Senior Unsecured(b) 10/01/20	8.125%	4,275,000	4,584,937

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Spectrum Brands, Inc. 03/15/20	6.750%		667,000	705,353
11/15/20	6.375%		2,086,000	2,205,945
11/15/22	6.625%		725,000	777,563
Springs Industries, Inc. Senior Secured 06/01/21	6.250%		3,414,000	3,388,395
Tempur Sealy International, Inc. 12/15/20	6.875%		488,000	520,940
Total				12,988,133
Diversified Manufacturing 0.5%
Actuant Corp. 06/15/22	5.625%		1,319,000	1,368,463
Amsted Industries, Inc.(b) 03/15/22	5.000%		1,736,000	1,712,130
09/15/24	5.375%		1,172,000	1,172,000
Entegris, Inc.(b) 04/01/22	6.000%		1,983,000	2,017,702
Hamilton Sundstrand Corp. Senior Unsecured(b) 12/15/20	7.750%		3,493,000	3,632,720
Total				9,903,015
Electric 1.3%
AES Corp. (The) Senior Unsecured 07/01/21	7.375%		3,126,000	3,566,569
Calpine Corp. Senior Secured(b) 01/15/22	6.000%		2,690,000	2,898,475
Companhia de Eletricidade do Estad 04/27/16	11.750%	BRL	2,313,000	914,783
Duke Energy Corp. Senior Unsecured 09/15/21	3.550%		415,000	431,950
08/15/22	3.050%		5,280,000	5,276,246
NRG Energy, Inc. 07/15/22	6.250%		4,383,000	4,580,235
PPL Capital Funding, Inc. 06/01/23	3.400%		5,780,000	5,771,405
Progress Energy, Inc. Senior Unsecured 04/01/22	3.150%		5,994,000	6,041,316
Total				29,480,979

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Strategic Income Fund

Portfolio of Investments (continued)

October 31, 2014

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Finance Companies 1.5%
AerCap Ireland Capital Ltd./Global Aviation Trust(b) 05/15/21	4.500%	2,541,000	2,566,410
Senior Unsecured 10/01/21	5.000%	1,114,000	1,158,560
Aircastle Ltd. Senior Unsecured 03/15/21	5.125%	1,088,000	1,101,600
Aviation Capital Group Corp. Senior Unsecured(b) 04/06/21	6.750%	100,000	114,000
CIT Group, Inc. Senior Unsecured(b) 02/15/19	5.500%	2,957,000	3,149,205
International Lease Finance Corp. Senior Unsecured 04/01/19	5.875%	853,000	919,107
12/15/20	8.250%	4,098,000	4,917,600
01/15/22	8.625%	2,266,000	2,809,840
Navient Corp. Senior Unsecured 01/15/19	5.500%	559,000	579,616
01/25/22	7.250%	1,244,000	1,390,170
03/25/24	6.125%	1,401,000	1,446,547
Provident Funding Associates LP/Finance Corp.(b) 06/15/21	6.750%	3,196,000	3,188,010
Senior Unsecured 02/15/19	10.125%	480,000	513,000
Springleaf Finance Corp. 12/15/17	6.900%	1,928,000	2,087,060
06/01/20	6.000%	645,000	667,575
10/01/21	7.750%	1,668,000	1,884,840
10/01/23	8.250%	1,220,000	1,372,500
iStar Financial, Inc Senior Unsecured 07/01/19	5.000%	1,955,000	1,945,225
Total			31,810,865
Food and Beverage 1.7%
Aramark Services, Inc. 03/15/20	5.750%	2,800,000	2,926,000
B&G Foods, Inc. 06/01/21	4.625%	4,077,000	4,005,652
ConAgra Foods, Inc. Senior Unsecured 09/15/22	3.250%	5,750,000	5,640,181
Constellation Brands, Inc.(e) 11/15/19	3.875%	522,000	529,830
11/15/24	4.750%	522,000	533,745
Cosan Luxembourg SA(b) 03/14/23	5.000%	491,000	470,624

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Darling Ingredients, Inc. 01/15/22	5.375%	2,589,000	2,595,472
Diamond Foods, Inc.(b) 03/15/19	7.000%	551,000	562,020
Heineken NV Senior Unsecured(b) 04/01/22	3.400%	4,300,000	4,376,149
MHP SA(b) 04/02/20	8.250%	5,000,000	4,325,000
Molson Coors Brewing Co. 05/01/42	5.000%	3,880,000	4,027,727
Pinnacle Foods Finance LLC/Corp. 05/01/21	4.875%	334,000	330,660
Post Holdings, Inc.(b) 12/15/22	6.000%	902,000	870,430
SABMiller Holdings, Inc.(b) 01/15/22	3.750%	4,880,000	5,040,015
WhiteWave Foods Co. (The) 10/01/22	5.375%	1,918,000	2,018,695
Total			38,252,200
Gaming 1.4%
GLP Capital LP/Financing II, Inc. 11/01/23	5.375%	275,000	289,438
MCE Finance Ltd.(b) 02/15/21	5.000%	4,698,000	4,627,530
MGM Resorts International 03/01/18	11.375%	1,925,000	2,348,500
10/01/20	6.750%	444,000	487,290
12/15/21	6.625%	4,363,000	4,777,485
Penn National Gaming, Inc. Senior Unsecured 11/01/21	5.875%	1,248,000	1,191,840
Pinnacle Entertainment, Inc. 08/01/21	6.375%	2,010,000	2,150,700
Seminole Tribe of Florida, Inc.(b) Senior Secured 10/01/20	6.535%	1,335,000	1,435,125
Senior Unsecured 10/01/20	7.804%	1,970,000	2,145,665
Seneca Gaming Corp.(b) 12/01/18	8.250%	2,909,000	3,039,905
SugarHouse HSP Gaming LP/Finance Corp. Senior Secured(b) 06/01/21	6.375%	3,303,000	3,162,622
Tunica-Biloxi Gaming Authority Senior Unsecured(b)(f) 11/15/15	9.000%	2,397,000	1,420,222

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Strategic Income Fund

Portfolio of Investments (continued)

October 31, 2014

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Wynn Macau Ltd. Senior Unsecured(b) 10/15/21	5.250%	3,187,000	3,187,000
Total			30,263,322
Health Care 2.8%
Acadia Healthcare Co., Inc. 07/01/22	5.125%	524,000	520,070
Amsurg Corp. 11/30/20	5.625%	1,096,000	1,128,880
Amsurg Corp.(b) 07/15/22	5.625%	1,393,000	1,443,322
Biomet, Inc. 08/01/20	6.500%	547,000	585,290
CHS/Community Health Systems, Inc.(b) 02/01/22	6.875%	3,355,000	3,615,012
Senior Secured 08/01/21	5.125%	614,000	641,630
Catamaran Corp. 03/15/21	4.750%	573,000	568,703
ConvaTec Healthcare E SA Senior Unsecured(b) 12/15/18	10.500%	3,752,000	3,977,120
DaVita HealthCare Partners, Inc. 08/15/22	5.750%	3,428,000	3,633,680
07/15/24	5.125%	2,874,000	2,931,480
Emdeon, Inc. 12/31/19	11.000%	2,635,000	2,921,556
Fresenius Medical Care U.S. Finance II, Inc.(b) 07/31/19	5.625%	813,000	870,926
01/31/22	5.875%	1,960,000	2,136,400
10/15/24	4.750%	385,000	386,203
Fresenius Medical Care U.S. Finance, Inc.(b) 09/15/18	6.500%	332,000	367,690
HCA Holdings, Inc. Senior Unsecured 02/15/21	6.250%	408,000	439,110
HCA, Inc. 02/15/22	7.500%	3,328,000	3,864,640
Senior Secured 03/15/19	3.750%	1,016,000	1,018,540
02/15/20	6.500%	3,788,000	4,228,355
04/15/25	5.250%	2,457,000	2,546,066
IMS Health, Inc. Senior Unsecured(b) 11/01/20	6.000%	1,511,000	1,567,663
Kinetic Concepts, Inc./KCI U.S.A., Inc. Secured 11/01/18	10.500%	1,262,000	1,388,200

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
LifePoint Hospitals, Inc. 12/01/21	5.500%	2,289,000	2,397,728
MPH Acquisition Holdings LLC(b) 04/01/22	6.625%	2,083,000	2,181,943
Physio-Control International, Inc. Senior Secured(b) 01/15/19	9.875%	2,011,000	2,166,853
STHI Holding Corp. Secured(b) 03/15/18	8.000%	891,000	935,550
Teleflex, Inc.(b) 06/15/24	5.250%	163,000	165,445
Tenet Healthcare Corp. Senior Secured 10/01/20	6.000%	1,506,000	1,618,950
04/01/21	4.500%	2,605,000	2,611,512
Senior Unsecured 04/01/22	8.125%	5,225,000	5,989,156
Tenet Healthcare Corp.(b) Senior Unsecured 03/01/19	5.000%	413,000	413,516
Universal Health Services, Inc. Senior Secured(b) 08/01/22	4.750%	2,839,000	2,890,457
Total			62,151,646
Healthcare Insurance —%
Centene Corp. Senior Unsecured 05/15/22	4.750%	983,000	994,059
Home Construction 0.4%
Brookfield Residential Properties, Inc./U.S. Corp.(b) 07/01/22	6.125%	894,000	949,875
Meritage Homes Corp. 03/01/18	4.500%	1,527,000	1,557,540
04/15/20	7.150%	588,000	646,800
04/01/22	7.000%	1,368,000	1,484,280
Shea Homes LP/Funding Corp. Senior Secured 05/15/19	8.625%	1,535,000	1,634,775
TRI Pointe Holdings, Inc. Senior Unsecured(b) 06/15/19	4.375%	786,000	782,070
Taylor Morrison Communities, Inc./Monarch, Inc.(b) 04/15/20	7.750%	1,529,000	1,639,853
04/15/20	7.750%	474,000	508,365
04/15/21	5.250%	49,000	49,349
Total			9,252,907

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Strategic Income Fund

Portfolio of Investments (continued)

October 31, 2014

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Independent Energy 4.8%
Antero Resources Corp.(b) 12/01/22	5.125%	3,546,000	3,546,709
Antero Resources Finance Corp. 11/01/21	5.375%	1,300,000	1,319,500
Athlon Holdings LP/Finance Corp. 04/15/21	7.375%	3,313,000	3,627,735
Athlon Holdings LP/Finance Corp.(b) 05/01/22	6.000%	1,767,000	1,897,316
Canadian Oil Sands Ltd.(b) 04/01/22	4.500%	3,810,000	4,036,162
Carrizo Oil & Gas, Inc. 10/15/18	8.625%	1,747,000	1,816,880
Chesapeake Energy Corp. 08/15/20	6.625%	4,760,000	5,378,800
02/15/21	6.125%	3,151,000	3,497,610
03/15/23	5.750%	3,754,000	4,110,630
Cimarex Energy Co. 05/01/22	5.875%	1,414,000	1,520,050
06/01/24	4.375%	518,000	526,418
Comstock Resources, Inc. 06/15/20	9.500%	4,940,000	5,211,700
Concho Resources, Inc. 01/15/21	7.000%	3,680,000	3,969,800
01/15/22	6.500%	1,059,000	1,143,720
04/01/23	5.500%	3,842,000	4,062,915
Continental Resources, Inc. 09/15/22	5.000%	5,978,000	6,336,680
EP Energy LLC/Everest Acquisition Finance, Inc. 05/01/20	9.375%	2,479,000	2,714,505
09/01/22	7.750%	425,000	448,375
Kodiak Oil & Gas Corp. 01/15/21	5.500%	5,078,000	5,154,170
02/01/22	5.500%	6,603,000	6,735,060
Kosmos Energy Ltd. Senior Secured(b) 08/01/21	7.875%	1,008,000	927,360
Laredo Petroleum, Inc. 02/15/19	9.500%	6,085,000	6,419,675
01/15/22	5.625%	2,276,000	2,241,860
05/01/22	7.375%	1,529,000	1,590,160
Oasis Petroleum, Inc. 02/01/19	7.250%	3,349,000	3,449,470
11/01/21	6.500%	3,320,000	3,403,000
03/15/22	6.875%	1,759,000	1,829,360
01/15/23	6.875%	2,463,000	2,561,520
Parsley Energy LLC/Finance Corp. Senior Unsecured(b) 02/15/22	7.500%	3,511,000	3,440,780

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
RKI Exploration & Production LLC/Finance Corp.(b) 08/01/21	8.500%	1,166,000	1,139,765
RSP Permian, Inc.(b) 10/01/22	6.625%	805,000	802,826
SM Energy Co. Senior Unsecured 01/01/23	6.500%	529,000	546,193
01/15/24	5.000%	1,593,000	1,489,455
Tullow Oil PLC(b) 04/15/22	6.250%	4,000,000	3,720,000
Whiting Petroleum Corp. 10/01/18	6.500%	156,000	160,680
03/15/21	5.750%	2,546,000	2,686,030
Zhaikmunai LLP 11/13/19	7.125%	2,154,000	2,240,160
Total			105,703,029
Leisure 0.5%
AMC Entertainment, Inc. 12/01/20	9.750%	1,965,000	2,181,150
Activision Blizzard, Inc.(b) 09/15/21	5.625%	5,679,000	6,041,036
09/15/23	6.125%	647,000	700,378
Cedar Fair LP/Canada's Wonderland Co./Magnum Management Corp.(b) 06/01/24	5.375%	1,636,000	1,636,000
Six Flags, Inc., Escrow(b)(d)(g)(h) 06/01/44	0.000%	1,557,000	—
Total			10,558,564
Lodging 0.4%
Choice Hotels International, Inc. 07/01/22	5.750%	1,055,000	1,136,762
Hilton Worldwide Finance/Corp.(b) 10/15/21	5.625%	3,213,000	3,385,699
Playa Resorts Holding BV(b) 08/15/20	8.000%	3,827,000	3,960,945
Total			8,483,406
Media and Entertainment 2.8%
21st Century Fox America, Inc.(b) 09/15/44	4.750%	1,610,000	1,664,336
AMC Networks, Inc. 07/15/21	7.750%	1,476,000	1,608,840
12/15/22	4.750%	4,568,000	4,533,740
British Sky Broadcasting Group PLC(b) 11/26/22	3.125%	8,915,000	8,749,555

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Strategic Income Fund

Portfolio of Investments (continued)

October 31, 2014

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CBS Outdoor Americas Capital LLC/Corp.(b) 02/15/22	5.250%	1,931,000	1,993,758
02/15/24	5.625%	431,000	449,318
03/15/25	5.875%	2,195,000	2,304,750
Clear Channel Worldwide Holdings, Inc. 03/15/20	7.625%	3,128,000	3,327,410
Senior Unsecured 11/15/22	6.500%	4,779,000	4,946,265
Gannett Co., Inc. 10/15/19	5.125%	755,000	785,200
10/15/23	6.375%	377,000	405,275
Gannett Co., Inc.(b) 09/15/21	4.875%	655,000	659,913
09/15/24	5.500%	574,000	592,655
Lamar Media Corp. 05/01/23	5.000%	1,308,000	1,308,164
01/15/24	5.375%	828,000	856,980
MDC Partners, Inc.(b) 04/01/20	6.750%	3,471,000	3,601,162
Netflix, Inc. Senior Unsecured(b) 03/01/24	5.750%	695,000	728,013
Nielsen Finance Co. SARL (The)(b) 10/01/21	5.500%	2,784,000	2,881,440
Nielsen Finance LLC/Co. 10/01/20	4.500%	1,019,000	1,019,204
Nielsen Finance LLC/Co.(b) 04/15/22	5.000%	922,000	935,830
Sinclair Television Group, Inc.(b) 08/01/24	5.625%	2,215,000	2,187,312
Starz LLC/Finance Corp. 09/15/19	5.000%	404,000	416,120
Thomson Reuters Corp. Senior Unsecured 05/23/43	4.500%	975,000	935,557
Univision Communications, Inc.(b) 05/15/21	8.500%	2,106,000	2,277,112
Senior Secured 11/01/20	7.875%	1,991,000	2,150,280
09/15/22	6.750%	870,000	965,700
05/15/23	5.125%	5,009,000	5,284,495
iHeartCommunications, Inc. PIK 02/01/21	14.000%	2,257,360	1,963,903
iHeartCommunications, Inc. Senior Secured 03/01/21	9.000%	2,782,000	2,782,000
Total			62,314,287

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Metals 0.9%
ArcelorMittal Senior Unsecured 03/01/21	6.000%	1,301,000	1,395,322
02/25/22	6.750%	4,919,000	5,460,090
Calcipar SA Senior Secured(b) 05/01/18	6.875%	3,797,000	3,929,895
Constellium NV(b) 05/15/24	5.750%	688,000	681,120
Peabody Energy Corp. 11/15/21	6.250%	1,340,000	1,268,813
Samarco Mineracao SA(b) Senior Unsecured 11/01/22	4.125%	2,250,000	2,144,542
10/24/23	5.750%	3,900,000	4,046,250
Total			18,926,032
Midstream 2.5%
Access Midstream Partners LP/Finance Corp. 05/15/23	4.875%	3,724,000	3,891,580
03/15/24	4.875%	76,000	79,420
Crestwood Midstream Partners LP/Finance Corp. 03/01/22	6.125%	987,000	996,870
Hiland Partners LP/Finance Corp.(b) 10/01/20	7.250%	6,962,000	7,362,315
05/15/22	5.500%	2,056,000	2,025,160
Kinder Morgan Energy Partners LP Senior Unsecured 02/15/23	3.450%	1,623,000	1,559,453
Kinder Morgan, Inc. Senior Unsecured 09/15/20	6.500%	6,549,000	7,501,541
MarkWest Energy Partners LP/Finance Corp. 06/15/22	6.250%	2,942,000	3,170,005
02/15/23	5.500%	2,894,000	3,082,110
07/15/23	4.500%	3,707,000	3,799,675
NiSource Finance Corp. 02/15/44	4.800%	1,000,000	1,056,348
Northwest Pipeline LLC Senior Unsecured 04/15/17	5.950%	500,000	551,887
Regency Energy Partners LP/Finance Corp. 09/01/20	5.750%	1,682,000	1,787,125
07/15/21	6.500%	3,807,000	4,044,937
10/01/22	5.000%	1,581,000	1,612,620
Sabine Pass Liquefaction LLC Senior Secured 02/01/21	5.625%	863,000	903,993

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Strategic Income Fund

Portfolio of Investments (continued)

October 31, 2014

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Sabine Pass Liquefaction LLC(b) Senior Secured 03/15/22	6.250%	781,000	839,575
Southern Natural Gas Co. LLC Senior Unsecured(b) 04/01/17	5.900%	2,315,000	2,537,136
Targa Resources Partners LP/Finance Corp. 05/01/23	5.250%	103,000	108,150
11/15/23	4.250%	1,018,000	1,007,820
Targa Resources Partners LP/Finance Corp.(b) 11/15/19	4.125%	983,000	997,745
Tesoro Logistics LP/Finance Corp.(b) Senior Unsecured 10/15/19	5.500%	512,000	526,080
10/15/22	6.250%	1,509,000	1,561,815
TransCanada PipeLines Ltd. Senior Unsecured 10/16/43	5.000%	720,000	770,565
Transcontinental Gas Pipe Line Co. LLC Senior Unsecured 08/01/42	4.450%	2,275,000	2,205,917
Total			53,979,842
Natural Gas 0.1%
Sempra Energy Senior Unsecured 12/01/23	4.050%	2,745,000	2,915,201
Oil Field Services 0.1%
Noble Holding International Ltd. 03/15/42	5.250%	2,245,000	1,962,765
Other Financial Institutions 0.2%
FTI Consulting, Inc. 11/15/22	6.000%	859,000	879,401
Icahn Enterprises LP/Finance Corp. 08/01/20	6.000%	1,207,000	1,267,350
02/01/22	5.875%	1,476,000	1,516,590
Total			3,663,341
Other Industry 0.1%
CB Richard Ellis Services, Inc. 03/15/25	5.250%	2,453,000	2,511,259
Other REIT 0.2%
CyrusOne LP/Finance Corp. 11/15/22	6.375%	2,451,000	2,579,678
DuPont Fabros Technology LP 09/15/21	5.875%	1,028,000	1,069,120
Total			3,648,798

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Packaging 0.5%
Ardagh Packaging Finance PLC/Holdings USA, Inc.(b) 01/31/21	6.750%	1,257,000	1,285,282
Beverage Packaging Holdings (Luxembourg) II SA(b) 12/15/16	5.625%	689,000	690,723
06/15/17	6.000%	409,000	407,978
Reynolds Group Issuer, Inc./LLC 08/15/19	9.875%	4,344,000	4,718,670
02/15/21	8.250%	300,000	322,500
Signode Industrial Group Luxembourg SA/US, Inc. Senior Unsecured(b) 05/01/22	6.375%	2,768,000	2,684,960
Total			10,110,113
Paper 0.1%
Inversiones CMPC SA(b) 09/15/24	4.750%	2,000,000	2,007,985
Pharmaceuticals 0.6%
Capsugel SA Senior Unsecured PIK(b) 05/15/19	7.000%	613,000	623,341
Grifols Worldwide Operations Ltd. Senior Unsecured(b) 04/01/22	5.250%	1,035,000	1,060,875
Jaguar Holding Co. I Senior Unsecured PIK(b) 10/15/17	9.375%	1,176,000	1,203,930
Jaguar Holding Co. II/Merger Sub, Inc. Senior Unsecured(b) 12/01/19	9.500%	912,000	978,120
Valeant Pharmaceuticals International, Inc.(b) 08/15/18	6.750%	1,757,000	1,869,009
10/15/20	6.375%	4,197,000	4,307,171
07/15/21	7.500%	3,913,000	4,186,910
Total			14,229,356
Property & Casualty 1.0%
HUB International Ltd. Senior Unsecured(b) 10/01/21	7.875%	5,092,000	5,308,410
Hub Holdings LLC/Finance, Inc. Senior Unsecured PIK(b) 07/15/19	8.125%	480,000	476,400
Liberty Mutual Group, Inc.(b) 05/01/22	4.950%	8,205,000	8,892,858
06/15/23	4.250%	5,935,000	6,138,238
Total			20,815,906

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Strategic Income Fund

Portfolio of Investments (continued)

October 31, 2014

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Railroads 0.2%
Florida East Coast Holdings Corp.(b) 05/01/20	9.750%	1,810,000	1,843,938
Senior Secured 05/01/19	6.750%	1,866,000	1,925,488
Panama Canal Railway Co. Senior Secured 11/01/26	7.000%	545,670	540,213
Total			4,309,639
Restaurants 0.6%
BC ULC/New Red Finance Inc. Secured(b) 04/01/22	6.000%	3,696,000	3,746,820
Yum! Brands, Inc. Senior Unsecured 11/01/20	3.875%	1,800,000	1,869,693
11/01/21	3.750%	3,050,000	3,141,726
11/01/23	3.875%	4,440,000	4,454,874
Total			13,213,113
Retailers 0.3%
GameStop Corp.(b) 10/01/19	5.500%	1,683,000	1,695,623
Group 1 Automotive, Inc.(b) 06/01/22	5.000%	828,000	819,720
J. Crew Group, Inc. Senior Unsecured PIK(b) 05/01/19	7.750%	400,000	384,000
Rite Aid Corp. 06/15/21	6.750%	2,455,000	2,620,712
Senior Unsecured 02/15/27	7.700%	919,000	1,020,090
Total			6,540,145
Technology 1.8%
Alliance Data Systems Corp.(b) 12/01/17	5.250%	2,329,000	2,398,870
04/01/20	6.375%	1,321,000	1,380,445
08/01/22	5.375%	3,467,000	3,519,005
Ancestry.com, Inc. 12/15/20	11.000%	324,000	366,930
Ancestry.com, Inc.(b) Senior Unsecured PIK 10/15/18	9.625%	993,000	993,000
Audatex North America, Inc.(b) 06/15/21	6.000%	956,000	1,010,970
CDW LLC/Finance Corp. 08/15/22	6.000%	2,407,000	2,539,385

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Ceridian LLC/Comdata, Inc.(b) 11/15/17	8.125%		1,115,000	1,115,000
Equinix, Inc. Senior Unsecured 04/01/20	4.875%		1,054,000	1,077,715
07/15/21	7.000%		1,055,000	1,147,313
04/01/23	5.375%		580,000	598,125
First Data Corp. 01/15/21	12.625%		2,859,000	3,452,242
First Data Corp.(b) Secured 01/15/21	8.250%		2,163,000	2,346,855
Senior Secured 11/01/20	6.750%		2,943,000	3,163,725
Goodman Networks, Inc. Senior Secured 07/01/18	12.125%		1,780,000	1,904,600
Iron Mountain, Inc. 08/15/23	6.000%		1,084,000	1,143,620
NCR Corp. 12/15/21	5.875%		572,000	586,300
Nuance Communications, Inc.(b) 08/15/20	5.375%		4,623,000	4,646,115
Qualitytech LP/Finance Corp.(b) 08/01/22	5.875%		1,213,000	1,225,130
Sensata Technologies BV(b) 11/01/24	5.625%		626,000	660,821
VeriSign, Inc. Senior Unsecured 05/01/23	4.625%		1,734,000	1,727,498
Zebra Technologies Corp. Senior Unsecured(b) 10/15/22	7.250%		2,341,000	2,463,902
Total				39,467,566
Transportation Services 0.4%
Avis Budget Car Rental LLC/Finance, Inc. 03/15/20	9.750%		1,330,000	1,466,325
Concesionaria Mexiquense SA de CV (linked to Mexican Unidad de Inversion Index)(b) 12/15/35	5.950%	MXN	31,201,818	2,334,416
ERAC U.S.A. Finance LLC(b) 10/01/20	5.250%		1,150,000	1,296,994
03/15/42	5.625%		415,000	472,310
Hertz Corp. (The) 04/15/19	6.750%		1,200,000	1,251,000
10/15/22	6.250%		1,271,000	1,296,420
Total				8,117,465
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Strategic Income Fund

Portfolio of Investments (continued)

October 31, 2014

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Treasury 0.4%
Bank Of Korea 08/09/15	2.370%	KRW	9,200,000,000	8,627,590
Wireless 2.6%
Altice SA Senior Secured(b) 05/15/22	7.750%		2,416,000	2,536,800
Crown Castle International Corp. Senior Unsecured 04/15/22	4.875%		3,246,000	3,278,460
01/15/23	5.250%		3,958,000	4,052,002
ENTEL Chile SA Senior Unsecured(b) 08/01/26	4.750%		1,400,000	1,417,724
SBA Communications Corp. Senior Unsecured(b) 07/15/22	4.875%		2,142,000	2,109,602
SBA Telecommunications, Inc. 07/15/20	5.750%		4,581,000	4,787,145
Sprint Communications, Inc.(b) 11/15/18	9.000%		4,328,000	5,079,990
03/01/20	7.000%		4,701,000	5,243,965
Sprint Corp.(b) 09/15/21	7.250%		2,884,000	3,049,830
09/15/23	7.875%		3,879,000	4,199,017
T-Mobile USA, Inc. 01/15/22	6.125%		1,189,000	1,232,101
04/28/22	6.731%		2,065,000	2,183,738
03/01/23	6.000%		1,693,000	1,743,790
04/01/23	6.625%		2,318,000	2,445,490
01/15/24	6.500%		1,189,000	1,245,478
03/01/25	6.375%		423,000	434,633
VimpelCom Holdings BV(b) 02/13/18	9.000%	RUB	71,400,000	1,526,836
03/01/22	7.504%		1,000,000	997,500
Wind Acquisition Finance SA(b) 04/23/21	7.375%		1,843,000	1,801,533
Senior Secured 04/30/20	6.500%		3,617,000	3,761,680
07/15/20	4.750%		3,393,000	3,316,657
Total				56,443,971
Wirelines 1.6%
CenturyLink, Inc. Senior Unsecured 06/15/21	6.450%		5,005,000	5,480,475
12/01/23	6.750%		1,695,000	1,881,450

Corporate Bonds & Notes(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
EarthLink Holdings Corp. Senior Secured 06/01/20	7.375%	2,157,000	2,200,140
Frontier Communications Corp. Senior Unsecured 07/01/21	9.250%	2,622,000	3,126,735
09/15/21	6.250%	180,000	185,963
04/15/22	8.750%	953,000	1,100,715
04/15/24	7.625%	978,000	1,051,350
01/15/25	6.875%	2,042,000	2,067,525
Level 3 Escrow II, Inc.(b) 08/15/22	5.375%	2,452,000	2,488,780
Level 3 Financing, Inc. 06/01/20	7.000%	1,828,000	1,955,960
Level 3 Financing, Inc.(b) 01/15/21	6.125%	1,312,000	1,375,960
Level 3 Financing, Inc.(b)(c) 01/15/18	3.823%	474,000	475,185
Ooredoo International Finance Ltd.(b) 06/10/19	7.875%	600,000	739,084
Telecom Italia Capital SA 06/18/19	7.175%	1,566,000	1,785,240
Telecom Italia SpA Senior Unsecured(b) 05/30/24	5.303%	1,897,000	1,915,026
Verizon Communications, Inc. Senior Unsecured 11/01/42	3.850%	2,755,000	2,427,611
Windstream Corp. 09/01/18	8.125%	1,485,000	1,548,112
10/15/20	7.750%	2,188,000	2,330,220
Zayo Group LLC/Capital, Inc. 07/01/20	10.125%	1,262,000	1,400,820
Total			35,536,351
Total Corporate Bonds & Notes (Cost: $889,022,946)			916,435,381
Residential Mortgage-Backed Securities — Agency 4.4%
Federal Home Loan Mortgage Corp.(c)(i)(j) CMO IO Series 2957 Class SW 04/15/35	5.847%	5,610,138	1,038,658
CMO IO Series 311 Class S1
08/15/43	5.797%	11,758,182	2,642,829
CMO IO Series 318 Class S1
11/15/43	5.797%	11,705,512	2,653,917
CMO IO Series 3761 Class KS 06/15/40	5.847%	7,840,229	1,059,242

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Strategic Income Fund

Portfolio of Investments (continued)

October 31, 2014

Residential Mortgage-Backed Securities — Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO IO Series 4174 Class SB 05/15/39	6.047%	20,689,036	3,913,787
Federal Home Loan Mortgage Corp.(i) 01/01/20	10.500%	2,773	2,789
Federal Home Loan Mortgage Corp.(i)(j) CMO IO Series 304 Class C69
12/15/42	4.000%	17,868,083	4,271,847
CMO IO Series 4098 Class AI 05/15/39	3.500%	16,812,669	2,922,442
CMO IO Series 4120 Class AI 11/15/39	3.500%	15,523,844	1,929,926
CMO IO Series 4121 Class IA 01/15/41	3.500%	14,081,069	2,905,815
CMO IO Series 4121 Class MI 10/15/42	4.000%	11,472,463	2,877,040
CMO IO Series 4147 Class CI 01/15/41	3.500%	19,765,731	3,661,104
CMO IO Series 4213 Class DI 06/15/38	3.500%	26,353,366	4,044,093
Federal National Mortgage Association(c)(i)(j) CMO IO Series 2006-5 Class N1 08/25/34	1.906%	22,244,599	945,195
CMO IO Series 2006-5 Class N2
02/25/35	1.952%	31,248,891	1,895,095
CMO IO Series 2010-135 Class MS 12/25/40	5.798%	5,073,392	861,527
CMO IO Series 2013-124 Class SB 12/25/43	5.798%	19,262,411	4,617,508
Federal National Mortgage Association(e)(i) 11/18/29	3.000%	19,000,000	19,705,079
Federal National Mortgage Association(i) 12/01/20	4.500%	85,866	91,080
02/01/35	5.500%	143,447	161,269
05/01/41	4.000%	8,828,891	9,379,662
Federal National Mortgage Association(i)(j) CMO IO STRIPS Series 417 Class C5 02/25/43	3.500%	13,580,605	2,934,401
CMO IO Series 2012-118 Class BI 12/25/39	3.500%	24,927,164	4,154,790
CMO IO Series 2012-121 Class GI 08/25/39	3.500%	18,677,921	2,494,810
CMO IO Series 2012-129 Class IC 01/25/41	3.500%	14,358,674	2,025,460
CMO IO Series 2012-131 Class MI 01/25/40	3.500%	21,169,090	3,271,039
CMO IO Series 2012-133 Class EI 07/25/31	3.500%	9,460,387	1,389,348
CMO IO Series 2012-139 Class IL 04/25/40	3.500%	12,779,799	1,851,036
CMO IO Series 2012-96 Class CI 04/25/39	3.500%	21,001,098	2,847,203

Residential Mortgage-Backed Securities — Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO IO Series 2013-1 Class AI 02/25/43	3.500%	8,326,835	1,530,342
CMO IO Series 2013-6 Class MI 02/25/40	3.500%	14,773,578	1,919,128
Total Residential Mortgage-Backed Securities — Agency (Cost: $96,174,654)			95,997,461
Residential Mortgage-Backed Securities — Non-Agency 11.1%
Apollo Residential Mortgage Securitization Trust CMO Series 2013-1 Class A(b)(i) 05/25/47	4.000%	6,681,070	6,891,670
BCAP LLC Trust(b)(c)(i) CMO Series 2010-RR11 Class 5A2 03/27/37	4.824%	5,634,078	5,706,493
CMO Series 2010-RR7 Class 17A7 03/26/36	5.017%	1,769,159	1,666,979
CMO Series 2013-RR3 Class 6A5 03/26/36	2.466%	5,158,206	5,046,052
CMO Series 2013-RR5 Class 4A1 09/26/36	3.000%	4,579,145	4,551,082
Series 2013-RR1 Class 10A1 10/26/36	3.000%	3,299,415	3,319,043
BCAP LLC Trust(b)(i) CMO Series 2010-RR7 Class 8A6 05/26/35	5.500%	545,747	544,298
Bayview Opportunity Master Fund Trust IIB LP CMO Series 2012-6NPL Class A(b)(c)(i) 01/28/33	2.981%	2,065,727	2,069,858
CAM Mortgage Trust(b)(c)(i) CMO Series 2014-1 Class A 12/15/53	3.352%	258,360	258,419
CMO Series 2014-2 Class A 05/15/48	2.600%	13,401,957	13,400,416
CSMC Trust CMO Series 2014-RPL3 Class A1(b)(c)(i) 07/25/54	3.500%	15,950,029	15,812,937
Citigroup Mortgage Loan Trust, Inc.(b)(c)(i) CMO Series 2009-4 Class 9A2 03/25/36	2.615%	3,040,248	2,617,891
CMO Series 2010-2 Class 5A2A 12/25/35	5.500%	3,871,000	3,955,608
CMO Series 2010-7 Class 3A4 12/25/35	6.059%	2,185,000	2,185,926
CMO Series 2012-3 Class 2A3 04/25/37	2.657%	3,707,542	3,568,031
CMO Series 2013-12 Class 2A3 09/25/35	4.750%	6,002,633	5,972,256

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Strategic Income Fund

Portfolio of Investments (continued)

October 31, 2014

Residential Mortgage-Backed Securities —
Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2013-11 Class 3A3 09/25/34	2.403%	5,763,738	5,530,377
Citigroup Mortgage Loan Trust, Inc.(b)(i) CMO Series 2011-12 Class 3A3 09/25/47	5.593%	5,500,000	5,315,657
CMO Series 2012-A Class A 06/25/51	2.500%	5,350,043	5,181,157
Citigroup Mortgage Loan Trust(b)(c)(i) CMO Series 2010-6 Class 2A2 09/25/35	2.655%	1,143,314	1,065,880
CMO Series 2010-6 Class 3A2 07/25/36	2.617%	4,920,000	4,729,782
CMO Series 2013-2 Class 1A1 11/25/37	3.110%	3,359,628	3,397,491
Credit Suisse Mortgage Capital Certificates(b)(c)(i) CMO Series 2011-4R Class 4A7 08/27/37	4.000%	8,522,738	8,466,041
CMO Series 2011-5R Class 3A1 09/27/47	2.870%	3,523,479	3,372,107
Series 2008-4R Class 3A4 01/26/38	2.784%	6,187,000	5,722,233
Series 2012-11 Class 3A2 06/29/47	1.154%	8,599,883	8,112,828
Series 2014-2R Class 18A1 01/27/37	3.000%	11,058,547	10,959,021
Series 2014-2R Class 19A1 05/27/36	3.000%	7,955,764	7,942,295
Credit Suisse Mortgage Capital Certificates(b)(i) CMO Series 2010-9R Class 10A5 04/27/37	4.000%	3,000,000	3,011,196
CMO Series 2010-9R Class 7A5 05/27/37	4.000%	4,000,000	4,010,364
Series 2010-9R Class 1A5 08/27/37	4.000%	9,414,000	8,734,074
Credit Suisse Securities (USA) LLC(b)(c)(i) 02/25/54	3.060%	21,525,220	21,202,341
Credit Suisse Securities (USA) LLC(b)(i) CMO Series 2014-5R Class 8A1 11/27/37	2.625%	8,322,801	8,072,450
CMO Series 2014-RPL1 Class A3 02/25/54	3.958%	2,250,000	2,236,745
Deutsche Mortgage Securities, Inc. Mortgage Loan Trust CMO Series 2003-1 Class 1A7(i) 04/25/33	5.500%	1,333,209	1,337,708
GCAT Series 2013-RP1 Class A1(b)(c)(i) 06/25/18	3.500%	9,125,643	9,194,792
GS Mortgage Securities Corp. Resecuritization Trust CMO Series 2013-1R Class A(b)(c)(i) 11/26/36	0.312%	8,206,003	7,660,300

Residential Mortgage-Backed Securities —
Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
JPMorgan Resecuritization Trust CMO Series 2010-5 Class 1A6(b)(c)(i) 04/26/37	4.500%	897,252	898,858
Jefferies Resecuritization Trust Series 2014-1A1 Class R1(b)(i) 12/27/37	4.000%	2,837,038	2,830,763
NRPL Trust Series 2014-1A Class A1(b)(c)(i) 05/01/48	3.250%	10,273,980	10,273,980
Nomura Resecuritization Trust CMO Series 2011-2RA Class 2A13(b)(c)(i) 07/26/35	2.517%	4,923,000	4,770,367
Residential Mortgage Asset Trust Series 2012-1A Class A1(b)(c)(i) 08/26/52	2.734%	1,255,093	1,260,293
Springleaf Mortgage Loan Trust CMO Series 2012-3A Class B1(b)(c)(i) 12/25/59	6.000%	6,000,000	6,227,011
US Residential Opportunity Fund Trust Series 2014-1A Class NOTE(b)(c)(i) 03/25/34	3.466%	3,466,084	3,469,730
Total Residential Mortgage-Backed Securities — Non-Agency (Cost: $241,432,087)			242,552,800
Commercial Mortgage-Backed Securities — Non-Agency 4.6%
American Homes 4 Rent(b)(c)(i) Series 2014-F Class SFR1 06/17/31	3.500%	2,000,000	1,858,016
American Homes 4 Rent(b)(i) Series 2014-SFR2 Class E 10/17/36	6.231%	4,500,000	4,519,612
BHMS Mortgage Trust Series 2014-ATLS Class DFX(b)(c)(i) 07/05/33	4.691%	4,500,000	4,515,372
Banc of America Merrill Lynch Commercial Mortgage Securities Trust Series 2013-DSNY Class F(b)(c)(i) 09/15/26	3.654%	8,054,000	8,096,221
Banc of America Merrill Lynch Re-Remic Trust Series 2014-FRR7 Class B(c)(i) 10/26/44	2.402%	3,900,000	3,608,303
Bear Stearns Commercial Mortgage Securities Trust Series 2005-T18 Class A4(c)(i) 02/13/42	4.933%	1,303,103	1,307,715

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Strategic Income Fund

Portfolio of Investments (continued)

October 31, 2014

Commercial Mortgage-Backed Securities —
Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Citigroup/Deutsche Bank Commercial Mortgage Trust Series 2007-AMFX Class CD4(c)(i) 12/11/49	5.366%	4,250,000	4,445,028
Commercial Mortgage Trust Series 2013-RIA4 Class A(b)(c)(i) 11/27/28	6.000%	6,650,000	6,735,732
GS Mortgage Securities Trust Series 2007-GG10 Class AM(c)(i) 08/10/45	5.797%	17,621,500	18,128,224
JPMorgan Chase Commercial Mortgage Securities Trust Series 2006-LDP9 Class AM(i) 05/15/47	5.372%	3,100,000	3,222,273
ORES NPL LLC(b)(i) Series 2013-LV2 Class A 09/25/25	3.081%	6,421,206	6,421,206
Series 2014-LV3 Class B 03/27/24	6.000%	6,300,000	6,286,505
Rialto Real Estate Fund LLC Series 2014-LT6 Class B(b)(i) 09/15/24	5.486%	6,375,000	6,417,661
Rialto Real Estate Fund LP Series 2014-LT5 Class A(b)(i) 05/15/24	2.850%	2,173,726	2,173,150
TIAA Seasoned Commercial Mortgage Trust Series 2007-C4 Class A3(c)(i) 08/15/39	5.563%	8,417	8,443
VFC LLC(b)(i) Series 2014-2 Class A 07/20/30	2.750%	16,393,938	16,394,476
Series 2014-2 Class B 07/20/30	5.500%	6,400,000	6,396,570
Total Commercial Mortgage-Backed Securities — Non-Agency (Cost: $100,307,543)			100,534,507
Asset-Backed Securities — Non-Agency 2.3%
A Voce CLO Ltd. Series 2014-1A Class C(b)(c) 07/15/26	3.734%	7,200,000	6,707,153
American Credit Acceptance Receivables Trust Series 2012-3 Class A(b) 11/15/16	1.640%	614,234	615,206
GCAT LLC Series 2014-2 Class A1(b)(c) 10/25/19	3.375%	7,427,052	7,386,738

Asset-Backed Securities — Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
GMAC Mortgage Home Equity Loan Trust Series 2004-HE5 Class A5 (FGIC)(c) 09/25/34	5.865%	1,265,926	1,297,358
New York Mortgage Trust Residential LLC Series 2013-RP1A Class A(b)(c)(d) 07/25/18	4.250%	8,199,850	8,240,849
Oak Hill Credit Partners X Ltd. Series 2014-10A Class C(b)(c) 07/20/26	3.354%	7,650,000	7,601,706
Selene Non-Performing Loans LLC Series 2014-1A Class A(b)(c) 05/25/54	2.981%	6,943,838	6,881,531
Symphony CLO Ltd. Series 2014-14A Class D2(b)(c) 07/14/26	3.830%	5,000,000	4,726,305
Truman Capital Mortgage Loan Trust Series 2014-NPL2 Class A1(b)(c) 06/25/54	3.125%	1,919,011	1,916,604
Vericrest Opportunity Loan Transferee CMO Series 2013-NPL4 Class A1(b)(c) 11/25/53	3.960%	4,019,799	4,035,672
Total Asset-Backed Securities — Non-Agency (Cost: $49,839,096)			49,409,122

Inflation-Indexed Bonds(a) 3.1%

Brazil 0.3%
Brazil Notas do Tesouro Nacional 08/15/22	6.000%	BRL	698,830	2,876,867
08/15/30	6.000%	BRL	247,812	1,010,723
Series B 08/15/18	6.000%	BRL	743,436	3,054,047
Total				6,941,637
Italy 0.1%
Italy Buoni Poliennali Del Tesoro 09/15/41	2.550%	EUR	1,603,299	2,123,510
United States 2.1%
U.S. Treasury Inflation-Indexed Bond 01/15/23	0.125%		20,166,102	19,739,146
01/15/24	0.625%		13,269,270	13,484,895
02/15/43	0.625%		13,947,668	12,740,330
Total				45,964,371

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Strategic Income Fund

Portfolio of Investments (continued)

October 31, 2014

Inflation-Indexed Bonds(a) (continued)

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Uruguay 0.6%
Uruguay Government International Bond 04/05/27	4.250%	UYU	121,339,461	5,388,460
Senior Unsecured 09/14/18	5.000%	UYU	43,140,454	1,901,467
12/15/28	4.375%	UYU	152,181,654	6,884,389
Total				14,174,316
Total Inflation-Indexed Bonds (Cost: $72,007,296)				69,203,834
U.S. Treasury Obligations 0.8%
U.S. Treasury 05/15/23	1.750%		1,040,000	1,001,000
02/15/24	2.750%		2,021,200	2,099,206
U.S. Treasury(k) 05/15/43	2.875%		16,070,000	15,472,397
Total U.S. Treasury Obligations (Cost: $16,557,852)				18,572,603

Foreign Government Obligations(a)(l) 22.1%

Argentina 0.2%
Argentina Bonar Bonds 04/17/17	7.000%		2,994,419	2,657,547
Provincia de Buenos Aires Senior Unsecured(b) 01/26/21	10.875%		240,000	218,400
Provincia de Cordoba Senior Unsecured(b) 08/17/17	12.375%		2,346,000	2,158,320
Total				5,034,267
Australia 0.6%
Australia Government Bond Senior Unsecured 04/21/24	2.750%	AUD	2,600,000	2,187,533
Treasury Corp. of Victoria Local Government Guaranteed 11/15/16	5.750%	AUD	12,750,000	11,891,816
Total				14,079,349
Brazil 0.8%
Brazilian Government International Bond 08/17/40	11.000%		2,700,000	2,916,000
Senior Unsecured 01/05/24	8.500%	BRL	6,700,000	2,588,987
01/20/34	8.250%		3,160,000	4,376,600

Foreign Government Obligations(a)(l) (continued)

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Petrobras Global Finance BV 05/20/23	4.375%		1,000,000	953,297
Petrobras International Finance Co. SA 01/27/21	5.375%		5,900,000	6,031,439
01/20/40	6.875%		1,400,000	1,468,082
Total				18,334,405
Chile 0.2%
Chile Government International Bond Senior Unsecured 08/05/20	5.500%	CLP	1,850,000,000	3,368,289
Empresa Nacional del Petroleo Senior Unsecured(b) 07/08/19	6.250%		600,000	676,500
Total				4,044,789
Colombia 1.3%
Bogota Distrito Capital Senior Unsecured(b) 07/26/28	9.750%	COP	200,000,000	117,375
Colombia Government International Bond Senior Unsecured 04/14/21	7.750%	COP	9,150,000,000	4,839,827
06/28/27	9.850%	COP	2,520,000,000	1,567,360
01/18/41	6.125%		4,200,000	5,024,617
Corporación Andina de Fomento 06/15/22	4.375%		1,150,000	1,235,819
Ecopetrol SA Senior Unsecured 07/23/19	7.625%		2,655,000	3,166,088
01/16/25	4.125%		1,200,000	1,170,000
Emgesa SA ESP Senior Unsecured 01/25/21	8.750%	COP	1,700,000,000	888,272
Empresa de Energia de Bogota SA ESP Senior Unsecured(b) 11/10/21	6.125%		1,112,000	1,206,042
Empresas Publicas de Medellin ESP(b) Senior Unsecured 07/29/19	7.625%		100,000	119,089
02/01/21	8.375%	COP	13,266,000,000	6,866,727
09/10/24	7.625%	COP	1,216,000,000	591,777
Transportadora de Gas Internacional SA ESP Senior Unsecured(b) 03/20/22	5.700%		1,415,000	1,512,817
Total				28,305,810

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Strategic Income Fund

Portfolio of Investments (continued)

October 31, 2014

Foreign Government Obligations(a)(l) (continued)

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Croatia 0.2%
Croatia Government International Bond Senior Unsecured(b) 01/26/24	6.000%		4,100,000	4,433,125
Dominican Republic 1.0%
Banco de Reservas de La Republica Dominicana Subordinated Notes(b) 02/01/23	7.000%		2,750,000	2,777,500
Dominican Republic International Bond Senior Unsecured 02/10/23	14.500%	DOP	25,000,000	642,727
Dominican Republic International Bond(b) Senior Unsecured 05/06/21	7.500%		3,022,000	3,435,972
04/20/27	8.625%		2,900,000	3,574,250
04/30/44	7.450%		3,900,000	4,358,250
Dominican Republic International Bond(b)(d) 07/05/19	15.000%	DOP	116,000,000	3,024,226
01/08/21	14.000%	DOP	79,470,000	1,994,480
Dominican Republic International Bond(d) 02/22/19	12.000%	DOP	42,000,000	990,408
Total				20,797,813
El Salvador 0.1%
El Salvador Government International Bond(b) Senior Unsecured 04/10/32	8.250%		400,000	466,000
06/15/35	7.650%		490,000	534,100
02/01/41	7.625%		1,500,000	1,620,000
Total				2,620,100
Georgia 0.2%
Georgian Railway JSC Senior Unsecured(b) 07/11/22	7.750%		4,839,000	5,419,680
Ghana 0.1%
Republic of Ghana(b) 08/07/23	7.875%		1,200,000	1,207,800
01/18/26	8.125%		800,000	804,000
Total				2,011,800
Guatemala 0.4%
Guatemala Government Bond(b) Senior Unsecured 06/06/22	5.750%		4,500,000	4,938,750
02/13/28	4.875%		3,852,000	3,938,670
Total				8,877,420

Foreign Government Obligations(a)(l) (continued)

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Hungary 0.8%
Hungary Government International Bond Senior Unsecured 02/19/18	4.125%		2,000,000	2,070,000
11/22/23	5.750%		5,382,000	5,920,200
03/25/24	5.375%		3,850,000	4,105,063
Magyar Export-Import Bank Zrt.(b) 02/12/18	5.500%		4,111,000	4,342,696
Government Guaranteed 01/30/20	4.000%		1,579,000	1,569,131
Total				18,007,090
Indonesia 2.6%
Indonesia Government International Bond(b) Senior Unsecured 04/20/15	7.250%		1,300,000	1,337,375
03/13/20	5.875%		11,125,000	12,432,187
04/25/22	3.750%		1,600,000	1,592,000
Indonesia Treasury Bond Senior Unsecured 07/15/17	10.000%	IDR	15,043,000,000	1,313,228
04/15/19	7.875%	IDR	13,000,000,000	1,076,789
09/15/19	11.500%	IDR	36,600,000,000	3,450,546
11/15/20	11.000%	IDR	2,000,000,000	188,530
06/15/21	12.800%	IDR	17,200,000,000	1,768,390
03/15/24	8.375%	IDR	77,800,000,000	6,576,144
09/15/25	11.000%	IDR	16,500,000,000	1,627,049
05/15/27	7.000%	IDR	56,380,000,000	4,203,424
03/15/29	9.000%	IDR	16,350,000,000	1,420,996
Majapahit Holding BV(b) 01/20/20	7.750%		1,100,000	1,281,350
06/29/37	7.875%		2,780,000	3,349,900
PT Pertamina Persero(b) Senior Unsecured 05/03/22	4.875%		1,600,000	1,632,000
05/20/23	4.300%		4,788,000	4,656,330
PT Perusahaan Listrik Negara Senior Unsecured(b) 11/22/21	5.500%		6,778,000	7,206,297
Pertamina Persero PT Senior Unsecured(b) 05/30/44	6.450%		1,245,000	1,325,925
Total				56,438,460
Italy 0.7%
Italy Buoni Poliennali Del Tesoro 09/01/22	5.500%	EUR	1,000,000	1,568,192
Senior Unsecured 05/01/21	3.750%	EUR	7,620,000	10,773,091
Republic of Italy 11/15/16	2.750%	EUR	1,600,000	2,087,748
Total				14,429,031

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Strategic Income Fund

Portfolio of Investments (continued)

October 31, 2014

Foreign Government Obligations(a)(l) (continued)

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Ivory Coast 0.1%
Ivory Coast Government International Bond(b) Senior Unsecured 07/23/24	5.375%		700,000	670,250
Ivory Coast Government International Bond(c) Senior Unsecured 12/31/32	5.750%		1,200,000	1,158,240
Total				1,828,490
Kazakhstan 0.5%
KazMunayGas National Co. JSC(b) Senior Unsecured 07/02/18	9.125%		3,980,000	4,701,375
04/09/21	6.375%		500,000	548,750
04/30/23	4.400%		4,287,000	4,179,825
KazMunayGas National Co. JSC(b)(e) 11/07/44	6.000%		900,000	887,679
Total				10,317,629
Macedonia —%
Macedonia Government Bond(b) 07/24/21	3.975%	EUR	716,000	909,490
Malaysia 0.1%
Malaysia Government Bond Senior Unsecured 10/31/19	3.654%	MYR	10,600,000	3,223,193
Mexico 2.4%
Mexican Bonos 12/17/15	8.000%	MXN	14,850,000	1,159,918
06/16/16	6.250%	MXN	29,600,000	2,290,124
12/15/16	7.250%	MXN	6,590,000	523,447
12/14/17	7.750%	MXN	9,500,000	773,968
12/13/18	8.500%	MXN	36,260,000	3,059,486
06/11/20	8.000%	MXN	86,530,000	7,279,283
06/10/21	6.500%	MXN	50,000	3,903
06/09/22	6.500%	MXN	88,200,000	6,876,374
12/05/24	10.000%	MXN	44,000,000	4,271,263
06/03/27	7.500%	MXN	44,450,000	3,647,179
Senior Unsecured 11/23/34	7.750%	MXN	31,000,000	2,571,884
Mexico Government International Bond Senior Unsecured 01/11/40	6.050%		2,350,000	2,837,625
Pemex Finance Ltd. (NPFGC) 08/15/17	10.610%		1,237,500	1,378,701
Senior Unsecured 11/15/18	9.150%		2,485,000	2,776,093

Foreign Government Obligations(a)(l) (continued)

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Pemex Project Funding Master Trust 01/21/21	5.500%		1,750,000	1,934,713
06/15/38	6.625%		450,000	522,675
Petroleos Mexicanos 03/01/18	5.750%		2,870,000	3,172,211
05/03/19	8.000%		600,000	728,940
11/24/21	7.650%	MXN	26,200,000	2,069,415
09/12/24	7.190%	MXN	19,070,000	1,434,968
06/15/35	6.625%		870,000	1,026,600
06/02/41	6.500%		2,500,000	2,925,000
Total				53,263,770
Morocco 0.1%
Morocco Government International Bond Senior Unsecured(b) 12/11/22	4.250%		2,317,000	2,345,963
Netherlands 0.1%
Petrobras Global Finance BV 03/17/24	6.250%		1,226,000	1,303,557
New Zealand 0.5%
New Zealand Government Bond Senior Unsecured 03/15/19	5.000%	NZD	5,000,000	4,086,528
05/15/21	6.000%	NZD	6,100,000	5,320,597
04/15/23	5.500%	NZD	2,460,000	2,120,007
Total				11,527,132
Panama 0.1%
Ena Norte Trust Pass-Through Certificates(b) 04/25/23	4.950%		1,520,416	1,562,228
Paraguay 0.1%
Republic of Paraguay(b) 08/11/44	6.100%		1,848,000	1,981,980
Peru 0.8%
Corporacion Financiera de Desarrollo SA Senior Unsecured(b) 02/08/22	4.750%		2,900,000	3,029,479
Peru Enhanced Pass-Through Finance Ltd. Pass-Through Certificates(b)(m) 05/31/18	0.000%		1,487,682	1,394,646
Peruvian Government International Bond Senior Unsecured 08/12/26	8.200%	PEN	9,407,000	3,939,161
11/21/33	8.750%		2,508,000	3,856,050

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Strategic Income Fund

Portfolio of Investments (continued)

October 31, 2014

Foreign Government Obligations(a)(l) (continued)

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Peruvian Government International Bond(b) Senior Unsecured 08/12/20	7.840%	PEN	3,100,000	1,228,323
08/12/26	8.200%	PEN	5,925,000	2,481,081
Peruvian Government International Bond(b)(e) 08/12/24	5.700%	PEN	4,500,000	1,533,972
Total				17,462,712
Philippines 0.2%
Philippine Government International Bond Senior Unsecured 01/15/21	4.950%	PHP	65,000,000	1,492,086
03/30/26	5.500%		1,025,000	1,196,687
Power Sector Assets & Liabilities Management Corp. Government Guaranteed(b) 12/02/24	7.390%		1,390,000	1,807,000
Total				4,495,773
Poland 0.4%
Poland Government Bond 10/25/19	5.500%	PLN	11,243,000	3,883,478
Poland Government International Bond Senior Unsecured 07/15/19	6.375%		1,470,000	1,744,082
03/23/22	5.000%		2,950,000	3,315,062
Total				8,942,622
Qatar 0.2%
Nakilat, Inc. Senior Secured(b) 12/31/33	6.067%		3,260,000	3,700,100
Republic of Namibia 0.2%
Namibia International Bonds Senior Unsecured(b) 11/03/21	5.500%		4,100,000	4,428,000
Republic of the Congo —%
Republic of Congo Senior Unsecured(c) 06/30/29	3.500%		446,500	407,949
Romania 0.6%
Romania Government Bond 08/29/16	4.750%	RON	16,900,000	5,024,837
Romanian Government International Bond(b) Senior Unsecured 02/07/22	6.750%		2,500,000	2,996,875
08/22/23	4.375%		5,312,000	5,531,120
Total				13,552,832

Foreign Government Obligations(a)(l) (continued)

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Russian Federation 1.3%
Eurasian Development Bank Senior Unsecured 10/05/17	8.000%	RUB	121,600,000	2,588,416
Gazprom Neft OAO Via GPN Capital SA Senior Unsecured(b) 09/19/22	4.375%		4,800,000	4,272,000
Gazprom OAO Via Gaz Capital SA(b) Senior Unsecured 04/11/18	8.146%		2,813,000	3,107,352
01/23/21	5.999%		2,000,000	2,035,000
03/07/22	6.510%		2,577,000	2,689,744
08/16/37	7.288%		300,000	319,500
Russian Agricultural Bank OJSC Via RSHB Capital SA Senior Unsecured(b) 12/27/17	5.298%		300,000	292,125
Russian Foreign Bond — Eurobond Senior Unsecured(c) 03/31/30	7.500%		10,224,550	11,599,650
Vnesheconombank Via VEB Finance PLC Senior Unsecured(b) 11/22/25	6.800%		833,000	823,629
Total				27,727,416
Senegal —%
Senegal Government International Bond(b) 07/30/24	6.250%		505,000	499,950
Serbia 0.1%
Republic of Serbia(b) 12/03/18	5.875%		2,229,000	2,359,954
South Africa 0.2%
South Africa Government Bond 01/31/30	8.000%	ZAR	12,400,000	1,096,801
South Africa Government International Bond Senior Unsecured 01/17/24	4.665%		1,800,000	1,872,000
Transnet SOC Ltd. Senior Unsecured(b) 07/26/22	4.000%		1,100,000	1,051,875
Total				4,020,676
South Korea 0.2%
Export-Import Bank of Korea Senior Unsecured 04/11/22	5.000%		3,900,000	4,400,354
Export-Import Bank of Korea(b) 02/15/15	5.000%	IDR	8,000,000,000	656,321
Total				5,056,675

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Strategic Income Fund

Portfolio of Investments (continued)

October 31, 2014

Foreign Government Obligations(a)(l) (continued)

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Spain 0.3%
Spain Government Bond Senior Unsecured 04/30/20	4.000%	EUR	1,300,000	1,873,489
04/30/21	5.500%	EUR	2,430,000	3,831,535
Spain Government Bond(b) Senior Unsecured 10/31/23	4.400%	EUR	700,000	1,057,839
Total				6,762,863
Sweden 0.1%
Sweden Government Bond 05/12/25	2.500%	SEK	14,300,000	2,187,619
Trinidad and Tobago 0.4%
Petroleum Co. of Trinidad & Tobago Ltd. Senior Unsecured(b) 08/14/19	9.750%		7,514,000	9,392,500
Turkey 1.6%
Export Credit Bank of Turkey Senior Unsecured(b) 09/23/21	5.000%		600,000	604,500
Turkey Government International Bond 02/17/45	6.625%		600,000	718,680
Senior Unsecured 09/26/16	7.000%		1,235,000	1,350,151
06/05/20	7.000%		850,000	988,975
03/30/21	5.625%		5,050,000	5,529,649
09/26/22	6.250%		1,300,000	1,475,500
03/23/23	3.250%		2,800,000	2,614,500
02/05/25	7.375%		13,080,000	16,166,226
03/17/36	6.875%		630,000	762,300
05/30/40	6.750%		1,500,000	1,814,625
01/14/41	6.000%		2,200,000	2,438,040
Total				34,463,146
United Arab Emirates 0.3%
Abu Dhabi National Energy Co.(b) Senior Unsecured 12/13/21	5.875%		1,300,000	1,523,438
01/12/23	3.625%		2,200,000	2,213,750
05/06/24	3.875%		1,629,000	1,656,203
Dolphin Energy Ltd. Senior Secured(b) 12/15/21	5.500%		1,423,000	1,624,263
Total				7,017,654
United Kingdom 0.2%
United Kingdom Gilt 03/07/25	5.000%	GBP	1,945,000	3,900,349

Foreign Government Obligations(a)(l) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Uruguay 0.2%
Uruguay Government International Bond Senior Unsecured 03/21/36	7.625%	725,000	987,813
Senior Unsecured PIK 01/15/33	7.875%	1,940,000	2,652,950
Total			3,640,763
Venezuela 1.4%
Petroleos de Venezuela SA 04/12/17	5.250%	14,120,000	9,361,560
11/02/17	8.500%	3,170,800	2,401,564
11/17/21	9.000%	3,498,521	2,217,188
Senior Unsecured 10/28/15	5.000%	3,203,562	2,835,152
Venezuela Government International Bond Senior Unsecured 02/26/16	5.750%	2,050,000	1,742,500
08/23/22	12.750%	3,006,000	2,389,770
05/07/23	9.000%	14,104,800	9,062,334
Total			30,010,068
Zambia 0.2%
Zambia Government International Bond Senior Unsecured(b) 04/14/24	8.500%	4,077,000	4,657,973
Total Foreign Government Obligations (Cost: $483,058,598)			485,784,165

Municipal Bonds 0.3%

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
California 0.1%
Cabazon Band Mission Indians Revenue Bonds Mortgage Notes Series 2004(b)(f)(h)(n) 10/01/11	13.000%	2,820,000	1,433,350
Puerto Rico 0.2%
Commonwealth of Puerto Rico Unlimited General Obligation Bonds Series 2014A(n) 07/01/35	8.000%	4,920,000	4,304,803
Total Municipal Bonds (Cost: $7,397,312)			5,738,153

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Strategic Income Fund

Portfolio of Investments (continued)

October 31, 2014

Senior Loans 4.7%

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Aerospace & Defense 0.1%
Doncasters US Finance LLC Tranche B Term Loan(c)(o) 04/09/20	4.500%	1,009,634	999,537
TASC, Inc. 1st Lien Term Loan(c)(o) 05/22/20	6.500%	548,625	539,573
Total			1,539,110
Automotive 0.1%
Gates Global LLC Term Loan(c)(o) 07/05/21	4.250%	1,050,000	1,036,875
Navistar, Inc. Tranche B Term Loan(c)(o) 08/17/17	5.750%	348,750	349,406
Total			1,386,281
Brokerage/Asset Managers/Exchanges —%
USI, Inc. Term Loan(c)(o) 12/27/19	4.250%	810,624	801,505
Building Materials —%
Contech Engineered Solutions LLC Term Loan(c)(o) 04/29/19	6.250%	370,312	368,924
Roofing Supply Group LLC Term Loan(c)(o) 05/31/19	5.000%	536,040	527,774
Total			896,698
Cable and Satellite 0.2%
Encompass Digital Media, Inc. 1st Lien Tranche B Term Loan(c)(o) 06/06/21	5.500%	977,644	976,421
MCC Iowa LLC Tranche G Term Loan(c)(o) 01/20/20	4.000%	1,053,500	1,035,064
Mediacom Illinois LLC Tranche E Term Loan(c)(o) 10/23/17	3.130%	890,138	870,110
TWCC Holding Corp. 2nd Lien Term Loan(c)(o) 06/26/20	7.000%	625,000	612,238
Total			3,493,833

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Chemicals 0.5%
American Pacific Corp. Term Loan(c)(o) 02/27/19	7.000%	997,494	997,494
Ascend Performance Materials Operations LLC Tranche B Term Loan(c)(o) 04/10/18	6.750%	783,920	758,442
Axalta Coating Systems Dutch Holding B BV Tranche B Term Loan(c)(o) 02/01/20	3.750%	962,878	946,635
HII Holding Corp. 2nd Lien Term Loan(c)(o) 12/21/20	9.500%	1,350,000	1,356,750
Kronos Worldwide, Inc. Term Loan(c)(o) 02/18/20	4.750%	995,000	992,095
MacDermid, Inc. Tranche B 1st Lien Term Loan(c)(o) 06/07/20	4.000%	1,000,000	978,330
Nexeo Solutions LLC Term Loan(c)(o) 09/08/17	5.000%	906,792	894,324
Oxea Finance & Cy SCA 2nd Lien Term Loan(c)(o) 07/15/20	8.250%	425,000	411,187
Polymer Group, Inc. Term Loan(c)(o) 12/19/19	5.250%	994,987	994,987
Solenis International LP/Holdings 3 LLC Term Loan(c)(o) 07/31/21	4.250%	250,000	246,250
Univar, Inc. Tranche B Term Loan(c)(o) 06/30/17	5.000%	1,943,259	1,928,684
Total			10,505,178
Construction Machinery —%
Douglas Dynamics LLC Term Loan(c)(o) 04/18/18	5.750%	643,220	640,004
Consumer Cyclical Services 0.2%
IG Investments Holdings LLC 1st Lien Tranche B Term Loan(c)(o) 10/31/19	5.250%	540,375	539,024
Pre-Paid Legal Services, Inc. Term Loan(c)(o) 07/01/19	6.250%	355,645	354,607

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Strategic Income Fund

Portfolio of Investments (continued)

October 31, 2014

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Quikrete Holdings, Inc. 1st Lien Term Loan(c)(o) 09/28/20	4.000%	956,633	946,588
Sabre GLBL, Inc. Tranche B Term Loan(c)(o) 02/19/19	4.000%	625,355	614,930
ServiceMaster Co. LLC (The) Term Loan(c)(o) 07/01/21	4.250%	1,000,000	990,210
Weight Watchers International, Inc. Tranche B-2 Term Loan(c)(o) 04/02/20	4.000%	1,379,000	1,051,488
Total			4,496,847
Consumer Products 0.2%
Affinion Group, Inc. Tranche B Term Loan(c)(e)(o) 04/30/18	6.750%	1,196,992	1,157,097
Fender Musical Instruments Corp. Term Loan(c)(o) 04/03/19	5.750%	376,125	374,086
Herff Jones, Inc. Term Loan(c)(o) 06/25/19	5.500%	920,340	916,889
Party City Holdings, Inc. Term Loan(c)(o) 07/27/19	4.000%	1,421,172	1,390,716
Total			3,838,788
Diversified Manufacturing 0.2%
Accudyne Industries Borrower SCA/LLC Term Loan(c)(o) 12/13/19	4.000%	1,366,950	1,341,893
Allflex Holdings III, Inc.(c)(o) 1st Lien Term Loan 07/17/20	4.250%	1,039,500	1,016,330
2nd Lien Term Loan 07/19/21	8.000%	250,000	246,250
Apex Tool Group LLC Term Loan(c)(o) 01/31/20	4.500%	884,031	837,620
Filtration Group Corp. 1st Lien Term Loan(c)(o) 11/20/20	4.500%	1,121,978	1,117,490
William Morris Endeavor Entertainment LLC(c)(o) 1st Lien Term Loan 05/06/21	5.250%	274,313	269,581
2nd Lien Term Loan 05/06/22	8.250%	250,000	243,750
Total			5,072,914

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Electric 0.2%
Calpine Corp.(c)(o) Term Loan 04/01/18	4.000%	628,399	625,452
04/01/18	4.000%	241,875	240,741
EquiPower Resources Holdings LLC(c)(o) 1st Lien Tranche B Term Loan 12/21/18	4.250%	291,692	289,959
1st Lien Tranche C Term Loan 12/31/19	4.250%	814,692	809,852
Essential Power LLC Term Loan(c)(o) 08/08/19	4.750%	448,775	448,775
NRG Energy, Inc. Term Loan(c)(o) 07/01/18	2.750%	629,046	617,773
TPF Generation Holdings LLC Term Loan(c)(o) 12/31/17	4.750%	746,231	710,785
Texas Competitive Electric Holdings Co. LLC Term Loan(c)(f)(o) 04/25/15	4.647%	1,345,944	973,293
Windsor Financing LLC Tranche B Term Loan(c)(o) 12/05/17	6.250%	320,523	322,126
Total			5,038,756
Environmental 0.1%
ADS Waste Holdings, Inc. Tranche B-2 Term Loan(c)(o) 10/09/19	3.750%	933,375	912,608
STI Infrastructure SARL Term Loan(c)(e)(o) 08/22/20	6.250%	498,741	491,883
Waste Industries U.S.A., Inc. Tranche B Term Loan(c)(o) 03/17/17	4.000%	638,625	633,835
Total			2,038,326
Food and Beverage 0.2%
AdvancePierre Foods, Inc. 1st Lien Term Loan(c)(o) 07/10/17	5.750%	1,965,000	1,955,175
Arysta LifeScience SPC LLC 2nd Lien Term Loan(c)(o) 11/30/20	8.250%	425,000	427,478
Big Heart Pet Brands Term Loan(c)(o) 03/09/20	3.500%	677,621	650,942

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Strategic Income Fund

Portfolio of Investments (continued)

October 31, 2014

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Performance Food Group, Inc. 2nd Lien Term Loan(c)(o) 11/14/19	6.250%	1,110,937	1,106,083
Total			4,139,678
Gaming 0.2%
CCM Merger, Inc. Term Loan(c)(o) 08/06/21	4.500%	391,837	389,388
Cannery Casino Resorts LLC 2nd Lien Term Loan(c)(o) 10/02/19	10.000%	250,000	225,000
Peppermill Casinos, Inc. Tranche B Term Loan(c)(o) 11/09/18	7.000%	1,007,026	1,015,838
ROC Finance LLC Tranche B Term Loan(c)(o) 06/20/19	5.000%	1,039,500	993,699
Scientific Games International, Inc. Tranche B2 Term Loan(c)(o) 10/01/21	6.000%	1,000,000	978,330
Stockbridge/SBE Holdings Tranche B Term Loan(c)(o) 05/02/17	13.000%	150,000	154,500
Total			3,756,755
Health Care 0.3%
Alere, Inc. Tranche B Term Loan(c)(o) 06/30/17	4.250%	1,296,281	1,291,744
Alliance HealthCare Services, Inc. Term Loan(c)(o) 06/03/19	4.250%	543,127	534,980
CHS/Community Health Systems, Inc.(c)(o) Tranche D Term Loan 01/27/21	4.250%	757,654	757,889
Tranche E Term Loan 01/25/17	3.485%	284,263	283,316
DaVita HealthCare Partners, Inc. Tranche B Term Loan(c)(o) 06/24/21	3.500%	623,437	617,758
IASIS Healthcare LLC Tranche B-2 Term Loan(c)(o) 05/03/18	4.500%	830,784	829,396
Onex Carestream Finance LP 1st Lien Term Loan(c)(o) 06/07/19	5.000%	591,642	592,015
Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Quintiles Transnational Corp. Term B-3 Term Loan(c)(o) 06/08/18	3.750%	942,873	933,841
Total			5,840,939
Independent Energy 0.1%
Samson Investment Co. 2nd Lien Tranche 1 Term Loan(c)(o) 09/25/18	5.000%	1,425,000	1,311,769
Templar Energy LLC 2nd Lien Term Loan(c)(o) 11/25/20	8.500%	1,000,000	901,000
Total			2,212,769
Leisure 0.1%
24 Hour Fitness Worldwide, Inc. Term Loan(c)(o) 05/28/21	4.750%	448,875	447,753
Lions Gate Entertainment Term Loan(c)(o) 07/19/20	5.000%	1,000,000	1,002,500
Zuffa LLC Term Loan(c)(o) 02/25/20	3.750%	1,743,946	1,698,899
Total			3,149,152
Media and Entertainment 0.4%
Clear Channel Communications, Inc. Tranche D Term Loan(c)(o) 01/30/19	6.992%	1,128,407	1,063,704
Getty Images, Inc. Term Loan(c)(o) 10/18/19	4.750%	1,965,000	1,853,251
Granite Broadcasting 1st Lien Tranche B Term Loan(c)(o) 05/23/18	6.750%	231,584	229,655
Ion Media Networks, Inc. Term Loan(c)(o) 12/18/20	5.000%	992,500	990,019
Learfield Communications, Inc. 1st Lien Term Loan(c)(o) 10/09/20	4.500%	1,588,020	1,580,080
Radio One, Inc. Term Loan(c)(o) 03/31/16	7.500%	716,097	714,306
RentPath, Inc. Tranche B Term Loan(c)(o) 05/29/20	6.000%	1,036,875	1,034,283

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Strategic Income Fund

Portfolio of Investments (continued)

October 31, 2014

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Univision Communications, Inc. Term Loan(c)(o) 03/01/20	4.000%	1,083,500	1,071,538
Total			8,536,836
Metals 0.1%
Essar Steel Algoma, Inc. Term Loan(c)(o) 11/15/14	12.250%	319,312	319,114
FMG Resources August 2006 Proprietary Ltd. Term Loan(c)(o) 06/30/19	3.750%	1,057,471	1,030,675
Noranda Aluminum Acquisition Corp. Tranche B Term Loan(c)(o) 02/28/19	5.750%	295,455	286,960
Total			1,636,749
Midstream —%
Philadelphia Energy Solutions Refining and Marketing LLC Term Loan(c)(o) 04/04/18	6.250%	119,090	112,242
Oil Field Services 0.1%
Drillships Financing Holding, Inc. Tranche B1 Term Loan(c)(o) 03/31/21	6.000%	882,123	841,325
Fieldwood Energy LLC 2nd Lien Term Loan(c)(e)(o) 09/30/20	8.375%	1,000,000	960,630
Total			1,801,955
Other Financial Institutions —%
AlixPartners LLP 1st Lien Tranche B-2 Term Loan(c)(o) 07/10/20	4.000%	278,977	274,561
Other Industry 0.1%
ATI Acquisition Co. Tranche B Term Loan(c)(d)(f)(g)(h)(o) 12/30/14	0.000%	114,179	—
Harland Clarke Holdings Corp. Tranche B-3 Term Loan(c)(o) 05/22/18	7.000%	435,937	439,935
Sensus U.S.A., Inc.(c)(o) 1st Lien Term Loan 05/09/17	4.750%	989,771	960,078
2nd Lien Term Loan 05/09/18	8.500%	725,000	706,875

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
WireCo WorldGroup, Inc. Term Loan(c)(o) 02/15/17	6.000%	558,165	558,863
Total			2,665,751
Packaging 0.1%
Ranpak Corp. 1st Lien Term Loan(c)(o) 10/01/21	4.750%	1,000,000	993,750
Paper —%
Caraustar Industries, Inc. Term Loan(c)(o) 05/01/19	7.500%	850,382	853,307
Pharmaceuticals 0.1%
Par Pharmaceutical Companies, Inc. Tranche B-2 Term Loan(c)(o) 09/30/19	4.000%	433,921	427,052
Valeant Pharmaceuticals International, Inc.(c)(o) Tranche B-C2 Term Loan 12/11/19	3.750%	618,275	612,865
Tranche B-D2 Term Loan 02/13/19	3.750%	318,518	315,731
Total			1,355,648
Property & Casualty 0.1%
Alliant Holdings I LLC Term Loan(c)(o) 12/20/19	4.250%	1,481,965	1,472,703
Asurion LLC Tranche B-1 Term Loan(c)(o) 05/24/19	5.000%	1,134,979	1,135,297
Total			2,608,000
Retailers 0.6%
Academy Ltd. Term Loan(c)(o) 08/03/18	4.500%	1,754,959	1,745,816
BJ's Wholesale Club, Inc. 1st Lien Term Loan(c)(o) 09/26/19	4.500%	1,179,112	1,166,272
David's Bridal, Inc. Term Loan(c)(o) 10/11/19	5.000%	1,218,194	1,184,182
Hudson's Bay Co. 1st Lien Term Loan(c)(o) 11/04/20	4.750%	1,000,000	1,000,130

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Strategic Income Fund

Portfolio of Investments (continued)

October 31, 2014

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
J. Crew Group, Inc. Term Loan(c)(o) 03/05/21	4.000%	1,484,489	1,432,071
Jo-Ann Stores, Inc. Tranche B Term Loan(c)(o) 03/16/18	4.000%	968,695	929,947
Leslie's Poolmart, Inc. Tranche B Term Loan(c)(o) 10/16/19	4.250%	994,925	975,852
Neiman Marcus Group, Inc. (The) Term Loan(c)(o) 10/25/20	4.250%	693,633	684,096
PetCo Animal Supplies, Inc. Term Loan(c)(o) 11/24/17	4.000%	1,353,900	1,341,092
Pilot Travel Centers LLC Tranche B Term Loan(c)(o) 10/01/21	4.250%	575,000	574,879
Rite Aid Corp.(c)(o) 2nd Lien Tranche 1 Term Loan 08/21/20	5.750%	750,000	753,750
Tranche 2 Term Loan 06/21/21	4.875%	200,000	199,500
Tranche 7 Term Loan 02/21/20	3.500%	419,703	414,352
Sports Authority, Inc. (The) Tranche B Term Loan(c)(o) 11/16/17	7.500%	948,449	891,542
Total			13,293,481
Supermarkets 0.1%
Albertson's LLC Tranche B-2 Term Loan(c)(o) 03/21/19	4.750%	1,042,765	1,040,158
Sprouts Farmers Markets Holdings LLC Term Loan(c)(o) 04/23/20	4.000%	419,866	416,717
Total			1,456,875
Technology 0.3%
Avago Technologies Ltd. Term Loan(c)(o) 05/06/21	3.750%	598,500	596,333
BMC Software Finance, Inc.(c)(e)(o) 09/10/20	5.000%	1,000,000	987,190
Blue Coat Systems, Inc.(c)(o) 2nd Lien Term Loan 06/26/20	9.500%	2,008,000	1,990,430
Term Loan 05/31/19	4.000%	864,065	846,420

Senior Loans (continued)

Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Greeneden U.S. Holdings II LLC Term Loan(c)(o) 02/08/20	4.000%	309,571	301,368
Infogroup, Inc. Tranche B Term Loan(c)(o) 05/26/18	7.500%	675,000	615,938
Micro Focus US, Inc. Tranche B Term Loan(c)(o) 10/07/21	5.250%	275,000	264,974
RP Crown Parent LLC 1st Lien Term Loan(c)(o) 12/21/18	6.000%	1,036,792	1,002,930
TransUnion LLC Term Loan(c)(o) 04/09/21	4.000%	348,250	343,681
Verint Systems, Inc. Tranche B Term Loan(c)(o) 09/06/19	3.500%	82,830	82,167
Total			7,031,431
Transportation Services —%
Commercial Barge Line Co. 1st Lien Term Loan(c)(o) 09/22/19	7.500%	467,875	467,000
Hertz Corp. (The) Letter of Credit(c)(o) 03/11/18	3.750%	500,000	496,250
Total			963,250
Wirelines —%
Alaska Communications Systems Holdings, Inc. Term Loan(c)(o) 10/21/16	6.250%	663,948	657,587
Total Senior Loans (Cost: $105,175,544)			103,088,956

Common Stocks 0.1%

Issuer	Shares	Value ($)
Consumer Discretionary 0.1%
Auto Components —%
Delphi Automotive PLC	1,315	90,709
Hotels, Restaurants & Leisure —%
BLB Management Services , Inc.	5,526	184,569

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Strategic Income Fund

Portfolio of Investments (continued)

October 31, 2014

Common Stocks (continued)

Issuer	Shares	Value ($)
Media 0.1%
Cengage Learning, Inc.	7,982	224,494
Media News Group(p)	2,495	112,275
Tribune Media Co.(p)	1,338	89,679
Tribune Publishing Co.(p)	334	6,366
Total		432,814
Total Consumer Discretionary		708,092
Information Technology —%
IT Services —%
Advanstar Communications, Inc.(p)	705	16,215
Total Information Technology		16,215
Materials —%
Chemicals —%
LyondellBasell Industries NV, Class A	3,806	348,744
Metals & Mining —%
Aleris International, Inc.(p)	3,721	146,979
Total Materials		495,723

Common Stocks (continued)

Issuer	Shares	Value ($)
Telecommunication Services —%
Diversified Telecommunication Services —%
Hawaiian Telcom Holdco, Inc.(p)	478	12,858
Total Telecommunication Services		12,858
Total Common Stocks (Cost: $847,090)		1,232,888

Money Market Funds 4.9%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.092%(q)(r)	106,858,518	106,858,518
Total Money Market Funds (Cost: $106,858,518)		106,858,518
Total Investments (Cost: $2,168,678,536)		2,195,408,388
Other Assets & Liabilities, Net		(1,875,686)
Net Assets		2,193,532,702

Investments in Derivatives

Forward Foreign Currency Exchange Contracts Open at October 31, 2014

Counterparty	Exchange Date	Currency to be Delivered	Currency to be Received	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Citigroup Global Markets Inc.	11/20/14	189,140,000 RUB	4,599,149 USD	221,582	—
Citigroup Global Markets Inc.	11/25/14	16,610,000 AUD	14,488,737 USD	—	(106,782)
Deutsche Bank	11/25/14	3,917,003 USD	4,172,000,000 KRW	—	(31,023)
Deutsche Bank	11/25/14	2,633,494 USD	5,970,000 TRY	39,593	—
Goldman, Sachs & Co.	11/25/14	15,770,000 SEK	2,192,242 USD	56,495	—
J.P. Morgan Securities, Inc.	11/24/14	3,243,971 USD	10,600,000 MYR	—	(40,289)
J.P. Morgan Securities, Inc.	11/25/14	1,305,300 USD	4,330,000 PLN	—	(21,379)
J.P. Morgan Securities, Inc.	12/03/14	590,000 SGD	463,818 USD	4,640	—
Standard Chartered Bank	12/08/14	5,790,000 GBP	9,259,484 USD	314	—

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Strategic Income Fund

Portfolio of Investments (continued)

October 31, 2014

Forward Foreign Currency Exchange Contracts Open at October 31, 2014 (continued)

Counterparty	Exchange Date	Currency to be Delivered	Currency to be Received	Unrealized Appreciation ($)	Unrealized Depreciation ($)
UBS Securities	11/25/14	15,430,000 NZD	12,209,142 USD	205,869	—
UBS Securities	12/08/14	32,560,000 EUR	40,798,657 USD	—	(14,804)
Total				528,493	(214,277)

Futures Contracts Outstanding at October 31, 2014

At October 31, 2014, securities totaling $3,706,226 were pledged as collateral to cover initial margin requirements on open futures contracts.

Long Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
US 2YR NOTE	425	USD	93,314,063	12/2014	278,269	—
US ULTRA T-BOND	797	USD	124,979,563	12/2014	2,465,898	—
Total					2,744,167	—

Short Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
EURO BUXL 30YR BOND	(54)	EUR	(9,833,820)	12/2014	—	(362,570)
US 10YR NOTE	(2,112)	USD	(266,871,011)	12/2014	—	(4,580,260)
US 5YR NOTE	(867)	USD	(103,545,541)	12/2014	1,023,902	—
US LONG BOND	(558)	USD	(78,730,313)	12/2014	—	(2,026,204)
Total					1,023,902	(6,969,034)

Credit Default Swap Contracts Outstanding at October 31, 2014

At October 31, 2014, securities and cash totaling $6,115,754 were pledged as collateral to cover open centrally cleared credit default swap contracts.

Sell Protection

Counterparty	Reference Entity	Expiration Date	Receive Fixed Rate (%)	Implied Credit Spread (%)**	Notional Amount ($)	Market Value ($)	Unamortized Premium (Paid) Received ($)	Periodic Payments Receivable (Payable) ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Morgan Stanley*	CDX North America High Yield 23-V1	12/20/2019	5.000	3.43	61,985,000	885,644	—	344,361	1,230,005	—

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Strategic Income Fund

Portfolio of Investments (continued)

October 31, 2014

Sell Protection (continued)

Counterparty	Reference Entity	Expiration Date	Receive Fixed Rate (%)	Implied Credit Spread (%)**	Notional Amount ($)	Market Value ($)	Unamortized Premium (Paid) Received ($)	Periodic Payments Receivable (Payable) ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Morgan Stanley*	CDX North America High Yield 23-V1	12/20/2019	5.000	3.43	52,000,000	1,075,155	—	288,889	1,364,044	—
Total									2,594,049	—

*  Centrally cleared swap contract

**  Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swap Contracts Outstanding at October 31, 2014

At October 31, 2014, securities and cash totaling $6,149,818 were pledged as collateral to cover open centrally cleared interest rate swap contracts.

Counterparty	Floating Rate Index	Fund Pay/Receive Floating Rate	Fixed Rate (%)	Expiration Date	Notional Currency	Notional Amount	Unamortized Premium (Paid) Received ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Morgan Stanley*	3-Month USD LIBOR-BBA	Receive	2.551	9/4/24	USD	190,000,000	(1,652)	—	(2,210,481)

* Centrally cleared swap contract

Notes to Portfolio of Investments

(a)  Principal amounts are denominated in United States Dollars unless otherwise noted.

(b)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2014, the value of these securities amounted to $926,300,584 or 42.23% of net assets.

(c)  Variable rate security.

(d)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At October 31, 2014, the value of these securities amounted to $14,947,876, which represents 0.68% of net assets.

(e)  Represents a security purchased on a when-issued or delayed delivery basis.

(f)  Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At October 31, 2014, the value of these securities amounted to $2,853,572, which represents 0.13% of net assets.

(g)  Negligible market value.

(h)  Identifies securities considered by the Investment Manager to be illiquid as to their marketability. The aggregate value of such securities at October 31, 2014 was $1,433,350, which represents 0.07% of net assets. Information concerning such security holdings at October 31, 2014 is as follows:

Security Description	Acquisition Dates	Cost ($)
ATI Acquisition Co. Tranche B Term Loan 12/30/14 0.000%	12/23/2009 - 10/13/2014	77,506

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Strategic Income Fund

Portfolio of Investments (continued)

October 31, 2014

Notes to Portfolio of Investments (continued)

Security Description	Acquisition Dates	Cost ($)
Cabazon Band Mission Indians Revenue Bonds Mortgage Notes Series 2004 10/01/11 13.000%	10/04/2004	2,820,000
Six Flags, Inc., Escrow 06/01/44 0.000%	5/07/2010	—

(i)  The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(j)  Interest Only (IO) security. The actual effective yield of this security is different than the stated coupon rate.

(k)  This security, or a portion of this security, has been pledged as collateral in connection with open futures and swap contracts. These values are denoted within the Investments in Derivatives section of the Portfolio of Investments.

(l)  Principal and interest may not be guaranteed by the government.

(m)  Zero coupon bond.

(n)  Municipal obligations include debt obligations issued by or on behalf of territories, possessions, or sovereign nations within the territorial boundaries of the United States. At October 31, 2014, the value of these securities amounted to $5,738,153 or 0.26% of net assets.

(o)  Senior loans have rates of interest that float periodically based primarily on the London Interbank Offered Rate ("LIBOR") and other short-term rates. The interest rate shown reflects the weighted average coupon as of October 31, 2014. The interest rate shown for senior loans purchased on a when-issued or delayed delivery basis, if any, reflects an estimated average coupon. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted.

(p)  Non-income producing.

(q)  The rate shown is the seven-day current annualized yield at October 31, 2014.

(r)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended October 31, 2014, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	82,995,116	822,725,336	(798,861,934)	106,858,518	75,106	106,858,518

Abbreviation Legend

CMO  Collateralized Mortgage Obligation

FGIC  Financial Guaranty Insurance Company

NPFGC  National Public Finance Guarantee Corporation

PIK    Payment-in-Kind

STRIPS  Separate Trading of Registered Interest and Principal Securities

Currency Legend

AUD  Australian Dollar

BRL  Brazilian Real

CLP  Chilean Peso

COP  Colombian Peso

DOP  Dominican Republic Peso

EUR  Euro

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Strategic Income Fund

Portfolio of Investments (continued)

October 31, 2014

Currency Legend (continued)

GBP  British Pound

IDR  Indonesian Rupiah

KRW  Korean Won

MXN  Mexican Peso

MYR  Malaysia Ringgits

NZD  New Zealand Dollar

PEN  Peru Nuevos Soles

PHP  Philippine Peso

PLN  Polish Zloty

RON  Romania, New Lei

RUB  Russian Rouble

SEK  Swedish Krona

SGD  Singapore Dollar

TRY  Turkish Lira

USD  US Dollar

UYU  Uruguay Pesos

ZAR  South African Rand

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Strategic Income Fund

Portfolio of Investments (continued)

October 31, 2014

Fair Value Measurements (continued)

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Strategic Income Fund

Portfolio of Investments (continued)

October 31, 2014

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at October 31, 2014:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)		Total ($)
Bonds
Corporate Bonds & Notes
Banking	—	31,056,318	697,913		31,754,231
Leisure	—	10,558,564	—	(a)	10,558,564
Transportation Services	—	5,783,049	2,334,416		8,117,465
All Other Industries	—	866,005,121	—		866,005,121
Residential Mortgage-Backed Securities — Agency	—	95,997,461	—		95,997,461
Residential Mortgage-Backed Securities — Non-Agency	—	191,765,377	50,787,423		242,552,800
Commercial Mortgage-Backed Securities — Non-Agency	—	100,534,507	—		100,534,507
Asset-Backed Securities — Non-Agency	—	41,168,273	8,240,849		49,409,122
Inflation-Indexed Bonds	—	69,203,834	—		69,203,834
U.S. Treasury Obligations	18,572,603	—	—		18,572,603
Foreign Government Obligations	—	479,775,052	6,009,113		485,784,165
Municipal Bonds	—	5,738,153	—		5,738,153
Total Bonds	18,572,603	1,897,585,709	68,069,714		1,984,228,026
Senior Loans
Chemicals	—	6,397,505	4,107,673		10,505,178
Construction Machinery	—	—	640,004		640,004
Diversified Manufacturing	—	4,829,164	243,750		5,072,914
Electric	—	4,267,855	770,901		5,038,756
Gaming	—	3,602,255	154,500		3,756,755
Leisure	—	2,146,652	1,002,500		3,149,152
Media and Entertainment	—	4,932,454	3,604,382		8,536,836
Other Industry	—	439,935	2,225,816		2,665,751
Retailers	—	12,401,939	891,542		13,293,481
Transportation Services	—	467,000	496,250		963,250
All Other Industries	—	49,466,879	—		49,466,879
Total Senior Loans	—	88,951,638	14,137,318		103,088,956

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Strategic Income Fund

Portfolio of Investments (continued)

October 31, 2014

Fair Value Measurements (continued)

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities
Common Stocks
Consumer Discretionary	186,755	409,062	112,275	708,092
Information Technology	—	—	16,215	16,215
Materials	348,743	—	146,980	495,723
Telecommunication Services	12,858	—	—	12,858
Total Equity Securities	548,356	409,062	275,470	1,232,888
Mutual Funds
Money Market Funds	106,858,518	—	—	106,858,518
Total Mutual Funds	106,858,518	—	—	106,858,518
Investments in Securities	125,979,477	1,986,946,409	82,482,502	2,195,408,388
Derivatives
Assets
Forward Foreign Currency Exchange Contracts	—	528,493	—	528,493
Futures Contracts	3,768,069	—	—	3,768,069
Swap Contracts	—	2,594,049	—	2,594,049
Liabilities
Forward Foreign Currency Exchange Contracts	—	(214,277)	—	(214,277)
Futures Contracts	(6,969,034)	—	—	(6,969,034)
Swap Contracts	—	(2,210,481)	—	(2,210,481)
Total	122,778,512	1,987,644,193	82,482,502	2,192,905,207

(a) Rounds to zero.

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Strategic Income Fund

Portfolio of Investments (continued)

October 31, 2014

Fair Value Measurements (continued)

The following table is a reconciliation of Level 3 assets for which significant observable and/or unobservable inputs were used to determine fair value:

	Corporate Bonds & Notes ($)	Residential Mortgage- Backed Securities — Non-Agency ($)	Asset-Backed Securities — Non-Agency ($)	Foreign Government Obligations ($)	Senior Loans ($)	Common Stocks ($)	Total ($)
Balance as of October 31, 2013	730,616	33,919,535	—	1,831,434	6,217,042	314,718	43,013,345
Accrued discounts/premiums	767	(22,295)	(2,689)	(28,062)	(31,310)	—	(83,589)
Realized gain (loss)	—	8,564	—	—	(221,345)	—	(212,781)
Change in unrealized appreciation (depreciation)(a)	44,237	(112,639)	2,168	240,388	(93,042)	104,152	185,264
Sales	—	(12,062,129)	(104,262)	—	(3,032,410)	—	(15,198,801)
Purchases	2,256,709	35,073,000	8,345,632	3,965,353	7,139,912	—	56,780,606
Transfers into Level 3	—	—	—	—	5,180,585	41,168	5,221,753
Transfers out of Level 3	—	(6,016,613)	—	—	(1,022,114)	(184,568)	(7,223,295)
Balance as of October 31, 2014	3,032,329	50,787,423	8,240,849	6,009,113	14,137,318	275,470	82,482,502

(a) Change in unrealized appreciation (depreciation) relating to securities held at October 31, 2014 was $92,037, which is comprised of Corporate Bonds & Notes of $44,237, Residential Mortgage-Backed Securities — Non-Agency of $(112,639), Asset — Backed Securities — Non-Agency of $2,168, Foreign Government Obligations of $240,388, Senior Loans of $(134,325) and Common Stocks of $52,208.

The Fund's assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain corporate bonds, residential and asset backed securities, foreign government obligations, senior loans, and equity securities classified as Level 3 securities are valued using the market approach and utilize single market quotations from broker dealers which may have included, but were not limited to, observable transactions for identical or similar assets in the market and the distressed nature of the security. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, manual price reviews and other control procedures. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) valuation measurement.

Financial Assets were transferred from Level 2 to Level 3 due to utilizing a single market quotation from a broker dealer. As a result, as of period end, management determined to value the security(s) under consistently applied procedures established by and under the general supervision of the Board of Trustees.

Financial assets were transferred from Level 3 to Level 2 as observable market inputs were utilized and management determined that there was sufficient, reliable and observable market data to value these assets as of period end.

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Strategic Income Fund

Statement of Assets and Liabilities

October 31, 2014

Assets
Investments, at value
Unaffiliated issuers (identified cost $2,061,820,018)	$2,088,549,870
Affiliated issuers (identified cost $106,858,518)	106,858,518
Total investments (identified cost $2,168,678,536)	2,195,408,388
Cash	150,318
Foreign currency (identified cost $477,370)	465,998
Margin deposits	5,626,301
Unrealized appreciation on forward foreign currency exchange contracts	528,493
Premiums paid on outstanding swap contracts	1,652
Receivable for:
Investments sold	133,297,080
Capital shares sold	3,392,766
Dividends	7,652
Interest	25,657,442
Reclaims	174,512
Variation margin	2,040,805
Expense reimbursement due from Investment Manager	515
Prepaid expenses	18,209
Trustees' deferred compensation plan	193,505
Total assets	2,366,963,636
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	214,277
Payable for:
Investments purchased	135,757,548
Investments purchased on a delayed delivery basis	32,603,342
Capital shares purchased	3,395,182
Dividends and interest on securities sold short	147,292
Variation margin	483,088
Investment management fees	31,174
Distribution and/or service fees	14,551
Transfer agent fees	398,382
Administration fees	3,810
Plan administration fees	1
Compensation of board members	52,250
Chief compliance officer expenses	106
Other expenses	136,426
Trustees' deferred compensation plan	193,505
Total liabilities	173,430,934
Net assets applicable to outstanding capital stock	$2,193,532,702
Represented by
Paid-in capital	$2,130,175,587
Undistributed net investment income	8,651,007
Accumulated net realized gain	30,609,466
Unrealized appreciation (depreciation) on:
Investments	26,729,852
Foreign currency translations	(130,029)
Forward foreign currency exchange contracts	314,216
Futures contracts	(3,200,965)
Swap contracts	383,568
Total — representing net assets applicable to outstanding capital stock	$2,193,532,702

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Strategic Income Fund

Statement of Assets and Liabilities (continued)

October 31, 2014

Class A
Net assets	$1,313,682,516
Shares outstanding	214,436,354
Net asset value per share	$6.13
Maximum offering price per share(a)	$6.44
Class B
Net assets	$16,181,450
Shares outstanding	2,642,916
Net asset value per share	$6.12
Class C
Net assets	$186,746,217
Shares outstanding	30,475,940
Net asset value per share	$6.13
Class K
Net assets	$155,899
Shares outstanding	25,813
Net asset value per share	$6.04
Class R
Net assets	$1,629,192
Shares outstanding	264,456
Net asset value per share	$6.16
Class R4
Net assets	$5,682,901
Shares outstanding	941,620
Net asset value per share	$6.04
Class R5
Net assets	$4,193,459
Shares outstanding	693,831
Net asset value per share	$6.04
Class W
Net assets	$10,100
Shares outstanding	1,650
Net asset value per share	$6.12
Class Y
Net assets	$1,581,522
Shares outstanding	262,303
Net asset value per share	$6.03
Class Z
Net assets	$663,669,446
Shares outstanding	109,902,087
Net asset value per share	$6.04

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 4.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Strategic Income Fund

Statement of Operations

Year Ended October 31, 2014

Net investment income
Income:
Dividends — unaffiliated issuers	$32,521
Dividends — affiliated issuers	75,106
Interest	115,008,633
Foreign taxes withheld	(241,368)
Total income	114,874,892
Expenses:
Investment management fees	11,508,313
Distribution and/or service fees
Class A	3,227,225
Class B	205,163
Class C	1,936,407
Class R	7,821
Class W	17
Transfer agent fees
Class A	2,256,763
Class B	35,729
Class C	338,102
Class K	81
Class R	2,737
Class R4	7,307
Class R5	1,342
Class W	12
Class Z	1,232,118
Administration fees	1,406,311
Plan administration fees
Class K	407
Compensation of board members	82,383
Custodian fees	85,396
Printing and postage fees	216,785
Registration fees	179,545
Professional fees	106,433
Chief compliance officer expenses	1,118
Other	84,673
Total expenses	22,922,188
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(23,441)
Fees waived by Distributor — Class C	(242,507)
Expense reductions	(6,188)
Total net expenses	22,650,052
Net investment income	92,224,840
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	16,391,399
Foreign currency translations	(163,737)
Forward foreign currency exchange contracts	1,762,598
Futures contracts	10,430,685
Swap contracts	(564,481)
Net realized gain	27,856,464
Net change in unrealized appreciation (depreciation) on:
Investments	(20,198,430)
Foreign currency translations	(8,973)
Forward foreign currency exchange contracts	(943,473)
Futures contracts	527,865
Swap contracts	383,568
Net change in unrealized depreciation	(20,239,443)
Net realized and unrealized gain	7,617,021
Net increase in net assets resulting from operations	$99,841,861

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Strategic Income Fund

Statement of Changes in Net Assets

	Year Ended October 31, 2014	Year Ended October 31, 2013(a)(b)
Operations
Net investment income	$92,224,840	$109,627,163
Net realized gain	27,856,464	62,321,050
Net change in unrealized depreciation	(20,239,443)	(126,924,941)
Net increase in net assets resulting from operations	99,841,861	45,023,272
Distributions to shareholders
Net investment income
Class A	(50,496,230)	(56,573,902)
Class B	(653,135)	(1,206,614)
Class C	(6,444,716)	(8,408,652)
Class K	(6,672)	(7,074)
Class R	(56,509)	(30,212)
Class R4	(173,995)	(79,956)
Class R5	(116,718)	(12,980)
Class W	(256)	(102)
Class Y	(10,870)	(102)
Class Z	(29,888,334)	(38,379,276)
Net realized gains
Class A	(36,044,552)	(4,588,950)
Class B	(675,739)	(142,982)
Class C	(5,834,610)	(816,591)
Class K	(4,862)	(567)
Class R	(37,630)	(833)
Class R4	(88,712)	(8)
Class R5	(58,030)	(25)
Class W	(71)	(8)
Class Y	(549)	—
Class Z	(20,774,814)	(3,024,482)
Total distributions to shareholders	(151,367,004)	(113,273,316)
Decrease in net assets from capital stock activity	(68,716,989)	(409,893,339)
Total decrease in net assets	(120,242,132)	(478,143,383)
Net assets at beginning of year	2,313,774,834	2,791,918,217
Net assets at end of year	$2,193,532,702	$2,313,774,834
Undistributed net investment income	$8,651,007	$3,818,285

(a) Class R4 shares are based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b) Class Y shares are based on operations from June 13, 2013 (commencement of operations) through the stated period end.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Strategic Income Fund

Statement of Changes in Net Assets (continued)

	Year Ended October 31, 2014		Year Ended October 31, 2013(a)(b)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(c)	65,360,791	400,346,321	44,564,433	283,968,679
Distributions reinvested	12,935,040	78,398,656	8,634,390	54,699,854
Redemptions	(71,969,614)	(440,986,881)	(77,906,720)	(491,242,604)
Net increase (decrease)	6,326,217	37,758,096	(24,707,897)	(152,574,071)
Class B shares
Subscriptions	172,372	1,053,536	490,739	3,134,223
Distributions reinvested	174,921	1,057,127	166,727	1,058,427
Redemptions(c)	(1,954,925)	(11,986,412)	(4,189,937)	(26,566,953)
Net decrease	(1,607,632)	(9,875,749)	(3,532,471)	(22,374,303)
Class C shares
Subscriptions	3,961,634	24,305,051	7,260,562	46,357,308
Distributions reinvested	1,567,141	9,493,476	1,111,400	7,049,760
Redemptions	(10,322,949)	(63,246,438)	(14,222,016)	(89,600,590)
Net decrease	(4,794,174)	(29,447,911)	(5,850,054)	(36,193,522)
Class K shares
Subscriptions	398	2,400	—	—
Distributions reinvested	1,831	10,937	1,165	7,288
Redemptions	(4,160)	(25,168)	(2,237)	(14,162)
Net decrease	(1,931)	(11,831)	(1,072)	(6,874)
Class R shares
Subscriptions	190,951	1,178,705	230,616	1,477,279
Distributions reinvested	14,868	90,648	3,875	24,446
Redemptions	(135,132)	(836,771)	(74,642)	(462,038)
Net increase	70,687	432,582	159,849	1,039,687
Class R4 shares
Subscriptions	699,631	4,232,013	1,087,673	6,742,914
Distributions reinvested	25,196	151,157	9,136	56,085
Redemptions	(331,831)	(2,006,687)	(548,185)	(3,359,793)
Net increase	392,996	2,376,483	548,624	3,439,206
Class R5 shares
Subscriptions	620,697	3,773,902	256,331	1,582,354
Distributions reinvested	29,039	174,127	2,052	12,633
Redemptions	(208,549)	(1,254,449)	(7,029)	(43,284)
Net increase	441,187	2,693,580	251,354	1,551,703
Class W shares
Subscriptions	1,244	7,606	—	—
Net increase	1,244	7,606	—	—

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Strategic Income Fund

Statement of Changes in Net Assets (continued)

	Year Ended October 31, 2014		Year Ended October 31, 2013(a)(b)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity (continued)
Class Y shares
Subscriptions	258,916	1,554,197	3,096	18,936
Distributions reinvested	1,839	11,063	10	60
Redemptions	(1,558)	(9,466)	—	—
Net increase	259,197	1,555,794	3,106	18,996
Class Z shares
Subscriptions	26,969,988	163,228,255	33,293,071	209,276,647
Distributions reinvested	1,671,965	9,993,382	1,427,227	8,931,096
Redemptions	(41,021,506)	(247,427,276)	(68,101,604)	(423,001,904)
Net decrease	(12,379,553)	(74,205,639)	(33,381,306)	(204,794,161)
Total net decrease	(11,291,762)	(68,716,989)	(66,509,867)	(409,893,339)

(a) Class R4 shares are based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b) Class Y shares are based on operations from June 13, 2013 (commencement of operations) through the stated period end.

(c) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Strategic Income Fund

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended October 31,						Year Ended May 31,
Class A	2014		2013		2012(a)		2012		2011		2010
Per share data
Net asset value, beginning of period	$6.27		$6.41		$6.11		$6.16		$5.84		$5.40
Income from investment operations:
Net investment income	0.25		0.26		0.11		0.30		0.32		0.29
Net realized and unrealized gain (loss)	0.03		(0.13)		0.30		(0.04)		0.43		0.41
Total from investment operations	0.28		0.13		0.41		0.26		0.75		0.70
Less distributions to shareholders:
Net investment income	(0.25)		(0.25)		(0.11)		(0.31)		(0.43)		(0.26)
Net realized gains	(0.17)		(0.02)		—		—		—		—
Total distributions to shareholders	(0.42)		(0.27)		(0.11)		(0.31)		(0.43)		(0.26)
Net asset value, end of period	$6.13		$6.27		$6.41		$6.11		$6.16		$5.84
Total return	4.64%		2.01%		6.72%		4.44%		13.21%		13.14%
Ratios to average net assets(b)
Total gross expenses	1.04%		1.03%		1.02	%(c)	1.03%		1.01%		0.99%
Total net expenses(d)	1.04	%(e)	1.03	%(e)	1.02	%(c)(e)	1.02	%(e)	1.00	%(e)	0.99	%(e)
Net investment income	4.14%		4.10%		4.11	%(c)	4.89%		5.22%		5.09%
Supplemental data
Net assets, end of period (in thousands)	$1,313,683		$1,303,812		$1,492,620		$1,365,605		$956,132		$1,013,941
Portfolio turnover	124	%(f)	113	%(f)	48	%(f)	83	%(f)	128%		50%

Notes to Financial Highlights

(a)  For the period from June 1, 2012 to October 31, 2012. During the period, the Fund's fiscal year end was changed from May 31 to October 31.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 77%, 71%, 25% and 63% for the years ended October 31, 2014, 2013 and 2012, and year ended May 31, 2012, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Strategic Income Fund

Financial Highlights (continued)

	Year Ended October 31,						Year Ended May 31,
Class B	2014		2013		2012(a)		2012		2011		2010
Per share data
Net asset value, beginning of period	$6.26		$6.41		$6.11		$6.16		$5.84		$5.40
Income from investment operations:
Net investment income	0.21		0.21		0.09		0.25		0.27		0.25
Net realized and unrealized gain (loss)	0.02		(0.14)		0.30		(0.03)		0.43		0.41
Total from investment operations	0.23		0.07		0.39		0.22		0.70		0.66
Less distributions to shareholders:
Net investment income	(0.20)		(0.20)		(0.09)		(0.27)		(0.38)		(0.22)
Net realized gains	(0.17)		(0.02)		—		—		—		—
Total distributions to shareholders	(0.37)		(0.22)		(0.09)		(0.27)		(0.38)		(0.22)
Net asset value, end of period	$6.12		$6.26		$6.41		$6.11		$6.16		$5.84
Total return	3.85%		1.09%		6.39%		3.65%		12.37%		12.30%
Ratios to average net assets(b)
Total gross expenses	1.79%		1.78%		1.77	%(c)	1.78%		1.76%		1.74%
Total net expenses(d)	1.79	%(e)	1.78	%(e)	1.77	%(c)(e)	1.77	%(e)	1.75	%(e)	1.74	%(e)
Net investment income	3.40%		3.32%		3.37	%(c)	4.15%		4.47%		4.43%
Supplemental data
Net assets, end of period (in thousands)	$16,181		$26,614		$49,873		$55,594		$61,684		$91,784
Portfolio turnover	124	%(f)	113	%(f)	48	%(f)	83	%(f)	128%		50%

Notes to Financial Highlights

(a)  For the period from June 1, 2012 to October 31, 2012. During the period, the Fund's fiscal year end was changed from May 31 to October 31.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 77%, 71%, 25% and 63% for the years ended October 31, 2014, 2013 and 2012, and year ended May 31, 2012, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Strategic Income Fund

Financial Highlights (continued)

	Year Ended October 31,						Year Ended May 31,
Class C	2014		2013		2012(a)		2012		2011		2010
Per share data
Net asset value, beginning of period	$6.27		$6.41		$6.11		$6.17		$5.84		$5.41
Income from investment operations:
Net investment income	0.22		0.22		0.09		0.26		0.28		0.26
Net realized and unrealized gain (loss)	0.02		(0.13)		0.30		(0.04)		0.44		0.40
Total from investment operations	0.24		0.09		0.39		0.22		0.72		0.66
Less distributions to shareholders:
Net investment income	(0.21)		(0.21)		(0.09)		(0.28)		(0.39)		(0.23)
Net realized gains	(0.17)		(0.02)		—		—		—		—
Total distributions to shareholders	(0.38)		(0.23)		(0.09)		(0.28)		(0.39)		(0.23)
Net asset value, end of period	$6.13		$6.27		$6.41		$6.11		$6.17		$5.84
Total return	4.00%		1.40%		6.45%		3.64%		12.72%		12.26%
Ratios to average net assets(b)
Total gross expenses	1.79%		1.78%		1.77	%(c)	1.78%		1.76%		1.74%
Total net expenses(d)	1.66	%(e)	1.63	%(e)	1.62	%(c)(e)	1.62	%(e)	1.60	%(e)	1.59	%(e)
Net investment income	3.52%		3.50%		3.51	%(c)	4.28%		4.62%		4.47%
Supplemental data
Net assets, end of period (in thousands)	$186,746		$221,063		$263,736		$234,351		$185,859		$196,319
Portfolio turnover	124	%(f)	113	%(f)	48	%(f)	83	%(f)	128%		50%

Notes to Financial Highlights

(a)  For the period from June 1, 2012 to October 31, 2012. During the period, the Fund's fiscal year end was changed from May 31 to October 31.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 77%, 71%, 25% and 63% for the years ended October 31, 2014, 2013 and 2012, and year ended May 31, 2012, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Strategic Income Fund

Financial Highlights (continued)

	Year Ended October 31,						Year Ended May 31,
Class K	2014		2013		2012(a)		2012		2011(b)
Per share data
Net asset value, beginning of period	$6.18		$6.33		$6.04		$6.09		$6.01
Income from investment operations:
Net investment income	0.26		0.26		0.11		0.30		0.07
Net realized and unrealized gain (loss)	0.02		(0.14)		0.29		(0.03)		0.09
Total from investment operations	0.28		0.12		0.40		0.27		0.16
Less distributions to shareholders:
Net investment income	(0.25)		(0.25)		(0.11)		(0.32)		(0.08)
Net realized gains	(0.17)		(0.02)		—		—		—
Total distributions to shareholders	(0.42)		(0.27)		(0.11)		(0.32)		(0.08)
Net asset value, end of period	$6.04		$6.18		$6.33		$6.04		$6.09
Total return	4.83%		1.99%		6.68%		4.59%		2.62%
Ratios to average net assets(c)
Total gross expenses	0.92%		0.91%		0.91	%(d)	0.90%		0.89	%(d)
Total net expenses(e)	0.92%		0.91%		0.91	%(d)(f)	0.90	%(f)	0.89	%(d)(f)
Net investment income	4.27%		4.22%		4.22	%(d)	5.00%		5.19	%(d)
Supplemental data
Net assets, end of period (in thousands)	$156		$172		$182		$219		$3
Portfolio turnover	124	%(g)	113	%(g)	48	%(g)	83	%(g)	128%

Notes to Financial Highlights

(a)  For the period from June 1, 2012 to October 31, 2012. During the period, the Fund's fiscal year end was changed from May 31 to October 31.

(b)  Based on operations from March 7, 2011 (commencement of operations) through the stated period end.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 77%, 71%, 25% and 63% for the years ended October 31, 2014, 2013 and 2012, and year ended May 31, 2012, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Strategic Income Fund

Financial Highlights (continued)

	Year Ended October 31,						Year Ended May 31,
Class R	2014		2013		2012(a)		2012		2011(b)
Per share data
Net asset value, beginning of period	$6.30		$6.44		$6.14		$6.19		$6.16
Income from investment operations:
Net investment income	0.24		0.25		0.10		0.27		0.22
Net realized and unrealized gain (loss)	0.02		(0.14)		0.30		(0.02)		0.13
Total from investment operations	0.26		0.11		0.40		0.25		0.35
Less distributions to shareholders:
Net investment income	(0.23)		(0.23)		(0.10)		(0.30)		(0.32)
Net realized gains	(0.17)		(0.02)		—		—		—
Total distributions to shareholders	(0.40)		(0.25)		(0.10)		(0.30)		(0.32)
Net asset value, end of period	$6.16		$6.30		$6.44		$6.14		$6.19
Total return	4.35%		1.74%		6.58%		4.20%		5.86%
Ratios to average net assets(c)
Total gross expenses	1.29%		1.29%		1.27	%(d)	1.29%		1.36	%(d)
Total net expenses(e)	1.29	%(f)	1.29	%(f)	1.27	%(d)(f)	1.27	%(f)	1.25	%(d)(f)
Net investment income	3.88%		3.92%		3.82	%(d)	4.44%		5.31	%(d)
Supplemental data
Net assets, end of period (in thousands)	$1,629		$1,220		$218		$71		$3
Portfolio turnover	124	%(g)	113	%(g)	48	%(g)	83	%(g)	128%

Notes to Financial Highlights

(a)  For the period from June 1, 2012 to October 31, 2012. During the period, the Fund's fiscal year end was changed from May 31 to October 31.

(b)  Based on operations from September 27, 2010 (commencement of operations) through the stated period end.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 77%, 71%, 25% and 63% for the years ended October 31, 2014, 2013 and 2012, and year ended May 31, 2012, respectively.
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Strategic Income Fund

Financial Highlights (continued)

	Year Ended October 31,
Class R4	2014		2013(a)
Per share data
Net asset value, beginning of period	$6.18		$6.34
Income from investment operations:
Net investment income	0.26		0.27
Net realized and unrealized gain (loss)	0.03		(0.15)
Total from investment operations	0.29		0.12
Less distributions to shareholders:
Net investment income	(0.26)		(0.26)
Net realized gains	(0.17)		(0.02)
Total distributions to shareholders	(0.43)		(0.28)
Net asset value, end of period	$6.04		$6.18
Total return	4.98%		1.97%
Ratios to average net assets(b)
Total gross expenses	0.79%		0.80	%(c)
Total net expenses(d)	0.79	%(e)	0.79	%(c)(e)
Net investment income	4.36%		4.54	%(c)
Supplemental data
Net assets, end of period (in thousands)	$5,683		$3,389
Portfolio turnover	124	%(f)	113	%(f)

Notes to Financial Highlights

(a)  Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 77% and 71% for the years ended October 31, 2014 and 2013, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Strategic Income Fund

Financial Highlights (continued)

	Year Ended October 31,						Year Ended May 31,
Class R5	2014		2013		2012(a)		2012		2011(b)
Per share data
Net asset value, beginning of period	$6.19		$6.33		$6.04		$6.09		$6.01
Income from investment operations:
Net investment income	0.27		0.29		0.12		0.32		0.08
Net realized and unrealized gain (loss)	0.02		(0.14)		0.29		(0.03)		0.08
Total from investment operations	0.29		0.15		0.41		0.29		0.16
Less distributions to shareholders:
Net investment income	(0.27)		(0.27)		(0.12)		(0.34)		(0.08)
Net realized gains	(0.17)		(0.02)		—		—		—
Total distributions to shareholders	(0.44)		(0.29)		(0.12)		(0.34)		(0.08)
Net asset value, end of period	$6.04		$6.19		$6.33		$6.04		$6.09
Total return	4.92%		2.39%		6.79%		4.86%		2.68%
Ratios to average net assets(c)
Total gross expenses	0.67%		0.69%		0.66	%(d)	0.65%		0.63	%(d)
Total net expenses(e)	0.67%		0.69%		0.66	%(d)(f)	0.65	%(f)	0.63	%(d)(f)
Net investment income	4.47%		4.73%		4.50	%(d)	5.26%		5.45	%(d)
Supplemental data
Net assets, end of period (in thousands)	$4,193		$1,563		$8		$277		$3
Portfolio turnover	124	%(g)	113	%(g)	48	%(g)	83	%(g)	128%

Notes to Financial Highlights

(a)  For the period from June 1, 2012 to October 31, 2012. During the period, the Fund's fiscal year end was changed from May 31 to October 31.

(b)  Based on operations from March 7, 2011 (commencement of operations) through the stated period end.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 77%, 71%, 25% and 63% for the years ended October 31, 2014, 2013 and 2012, and year ended May 31, 2012, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Strategic Income Fund

Financial Highlights (continued)

	Year Ended October 31,						Year Ended May 31,
Class W	2014		2013		2012(a)		2012		2011(b)
Per share data
Net asset value, beginning of period	$6.26		$6.41		$6.10		$6.16		$6.16
Income from investment operations:
Net investment income	0.25		0.27		0.11		0.30		0.21
Net realized and unrealized gain (loss)	0.03		(0.15)		0.31		(0.04)		0.12
Total from investment operations	0.28		0.12		0.42		0.26		0.33
Less distributions to shareholders:
Net investment income	(0.25)		(0.25)		(0.11)		(0.32)		(0.33)
Net realized gains	(0.17)		(0.02)		—		—		—
Total distributions to shareholders	(0.42)		(0.27)		(0.11)		(0.32)		(0.33)
Net asset value, end of period	$6.12		$6.26		$6.41		$6.10		$6.16
Total return	4.67%		1.91%		6.90%		4.34%		5.53%
Ratios to average net assets(c)
Total gross expenses	1.04%		0.97%		1.00	%(d)	1.03%		0.89	%(d)
Total net expenses(e)	1.04	%(f)	0.97	%(f)	1.00	%(d)(f)	1.02	%(f)	0.89	%(d)(f)
Net investment income	4.08%		4.21%		4.19	%(d)	4.89%		5.10	%(d)
Supplemental data
Net assets, end of period (in thousands)	$10		$3		$3		$2		$3
Portfolio turnover	124	%(g)	113	%(g)	48	%(g)	83	%(g)	128%

Notes to Financial Highlights

(a)  For the period from June 1, 2012 to October 31, 2012. During the period, the Fund's fiscal year end was changed from May 31 to October 31.

(b)  Based on operations from September 27, 2010 (commencement of operations) through the stated period end.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 77%, 71%, 25% and 63% for the years ended October 31, 2014, 2013 and 2012, and year ended May 31, 2012, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Strategic Income Fund

Financial Highlights (continued)

	Year Ended October 31,
Class Y	2014		2013(a)
Per share data
Net asset value, beginning of period	$6.17		$6.18
Income from investment operations:
Net investment income	0.27		0.11
Net realized and unrealized gain (loss)	0.03		(0.02)
Total from investment operations	0.30		0.09
Less distributions to shareholders:
Net investment income	(0.27)		(0.10)
Net realized gains	(0.17)		—
Total distributions to shareholders	(0.44)		(0.10)
Net asset value, end of period	$6.03		$6.17
Total return	5.15%		1.57%
Ratios to average net assets(b)
Total gross expenses	0.63%		0.64	%(c)
Total net expenses(d)	0.63%		0.64	%(c)
Net investment income	4.50%		4.94	%(c)
Supplemental data
Net assets, end of period (in thousands)	$1,582		$19
Portfolio turnover	124	%(e)	113	%(e)

Notes to Financial Highlights

(a)  Based on operations from June 13, 2013 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 77% and 71% for the years ended October 31, 2014 and 2013, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Strategic Income Fund

Financial Highlights (continued)

	Year Ended October 31,						Year Ended May 31,
Class Z	2014		2013		2012(a)		2012		2011		2010
Per share data
Net asset value, beginning of period	$6.18		$6.33		$6.04		$6.09		$5.78		$5.35
Income from investment operations:
Net investment income	0.27		0.27		0.11		0.31		0.33		0.31
Net realized and unrealized gain (loss)	0.02		(0.14)		0.29		(0.03)		0.42		0.39
Total from investment operations	0.29		0.13		0.40		0.28		0.75		0.70
Less distributions to shareholders:
Net investment income	(0.26)		(0.26)		(0.11)		(0.33)		(0.44)		(0.27)
Net realized gains	(0.17)		(0.02)		—		—		—		—
Total distributions to shareholders	(0.43)		(0.28)		(0.11)		(0.33)		(0.44)		(0.27)
Net asset value, end of period	$6.04		$6.18		$6.33		$6.04		$6.09		$5.78
Total return	4.97%		2.13%		6.74%		4.75%		13.46%		13.36%
Ratios to average net assets(b)
Total gross expenses	0.79%		0.78%		0.77	%(c)	0.78%		0.76%		0.74%
Total net expenses(d)	0.79	%(e)	0.78	%(e)	0.77	%(c)(e)	0.77	%(e)	0.75	%(e)	0.74	%(e)
Net investment income	4.39%		4.34%		4.37	%(c)	5.13%		5.47%		5.35%
Supplemental data
Net assets, end of period (in thousands)	$663,669		$755,920		$985,278		$812,836		$660,970		$714,358
Portfolio turnover	124	%(f)	113	%(f)	48	%(f)	83	%(f)	128%		50%

Notes to Financial Highlights

(a)  For the period from June 1, 2012 to October 31, 2012. During the period, the Fund's fiscal year end was changed from May 31 to October 31.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 77%, 71%, 25% and 63% for the years ended October 31, 2014, 2013 and 2012, and year ended May 31, 2012, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Strategic Income Fund

Notes to Financial Statements

October 31, 2014

Note 1. Organization

Columbia Strategic Income Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class K, Class R, Class R4, Class R5, Class W, Class Y and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class K shares are not subject to sales charges, however this share class is closed to new investors.

Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund's prospectus.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund's prospectus.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Y shares are not subject to sales charges and are generally available only to certain retirement plans as described in the Fund's prospectus.

Class Z shares are not subject to sales charges and are available only to eligible investors, which are subject to different investment minimums as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP) which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Asset and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities' cash flow and loan performance data. These

Annual Report 2014

Columbia Strategic Income Fund

Notes to Financial Statements (continued)

October 31, 2014

models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Senior loan securities for which reliable market quotations are readily available are generally valued by pricing services at the average of the bids received.

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on quotations from the principal market in which such securities are traded. If any foreign security prices are not readily available as a result of limited share activity, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at their net asset value.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of the NYSE. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment

Annual Report 2014

Columbia Strategic Income Fund

Notes to Financial Statements (continued)

October 31, 2014

risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. The Fund's risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the exchange's clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is failure of the clearinghouse. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker's customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker's customers (including the Fund), potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives to terminate derivative contracts prior to maturity in the event the Fund's net assets decline by a stated percentage over a specified time period or if the Fund fails to meet the terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet the terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivative contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund

Annual Report 2014

Columbia Strategic Income Fund

Notes to Financial Statements (continued)

October 31, 2014

utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund's securities and to shift investment exposure from one currency to another. These instruments may be used for other purposes in future periods.

The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Swap Contracts

Swap contracts are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund's counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. Unlike a bilateral swap contract, for centrally cleared swap contracts, the Fund has minimal credit exposure to the counterparty because the CCP stands between the Fund and the counterparty. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statements of Assets and Liabilities.

Credit Default Swap Contracts

The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index. These instruments may be used for other purposes in future periods. Credit default swap contracts are agreements in which one party pays fixed periodic payments to a counterparty in consideration for a guarantee from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.

As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).

As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic

Annual Report 2014

Columbia Strategic Income Fund

Notes to Financial Statements (continued)

October 31, 2014

interest rate on the notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or premiums received upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments. These potential amounts may be partially offset by any recovery values of the respective reference obligations or premiums received upon entering into the agreement.

As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.

Any premium paid or received by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.

Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk. The Fund will enter into credit default swap transactions only with counterparties that meet certain standards of creditworthiness.

Interest Rate Swap Contracts

The Fund entered into interest rate swap transactions to manage duration and yield curve exposure. These instruments may be used for other purposes in future periods. Interest rate swaps are agreements between two parties that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future, based on a predetermined, specified notional amount. Certain interest rate swaps are considered forward-starting, whereby the accrual for the exchange of cash flows does not begin until a specified date in the future (the effective date). The net cash flow for a standard interest rate swap transaction is generally the difference between a floating market interest rate versus a fixed interest rate.

Interest rate swaps are valued daily and unrealized appreciation (depreciation) is recorded. Certain interest rate swaps may accrue periodic interest on a daily basis as a component of unrealized appreciation (depreciation); the Fund will realize a gain or loss upon the payment or receipt of accrued interest. The Fund will realize a gain or a loss when the interest rate swap is terminated.

Risks of entering into interest rate swaps include a lack of correlation between the swaps and the portfolio of bonds the swaps are designed to hedge or replicate. A lack of correlation may cause the interest rate swaps to experience adverse changes in value relative to expectations. In addition, interest rate swaps are subject to the risk of default of a counterparty, and the risk of adverse movements in market interest rates relative to the interest rate swap positions taken. The Fund's maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract's remaining life to the extent that such amount is positive, plus the cost of entering into a similar transaction with another counterparty.

The Fund attempts to mitigate counterparty credit risk by entering into interest rate swap transactions only with counterparties that meet prescribed levels of creditworthiness, as determined by the Investment Manager. The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net market value of all derivative transactions entered into pursuant to the agreement between the Fund and such counterparty. If the net market value of such derivatives transactions between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty is required to post cash and/or securities as collateral. Market values of derivatives transactions presented in the financial statements are not netted with the market values of other derivatives transactions or with any collateral amounts posted by the Fund or any counterparty.

Annual Report 2014

Columbia Strategic Income Fund

Notes to Financial Statements (continued)

October 31, 2014

Offsetting of Derivative Assets and Derivative Liabilities

The following tables present the Fund's gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of October 31, 2014:

				Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Assets ($)	Gross Amounts Offset in the Statement of Assets and Liabilities ($)	Net Amounts of Assets Presented in the Statement of Assets and Liabilities ($)	Financial Instruments ($)(a)	Cash Collateral Received ($)	Securities Collateral Received ($)	Net Amount ($)(b)
Asset Derivatives:
Forward Foreign Currency Exchange Contracts	528,493	—	528,493	157,249	—	—	371,244
Centrally Cleared Swap Contracts(c)	1,004,209	—	1,004,209	—	—	—	1,004,209
Total	1,532,702	—	1,532,702	157,249	—	—	1,375,453
				Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Liabilities ($)	Gross Amounts Offset in the Statement of Assets and Liabilities ($)	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities ($)	Financial Instruments ($)(d)	Cash Collateral Pledged ($)	Securities Collateral Pledged ($)	Net Amount($)(e)
Liability Derivatives:
Forward Foreign Currency Exchange Contracts	214,277	—	214,277	157,249	—	—	57,028

(a) Represents the amount of assets that could be offset by liabilities with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b) Represents the net amount due from counterparties in the event of default.

(c) Centrally cleared swaps are included within receivable for variation margin on the Statement of Assets and Liabilities.

(d) Represents the amount of liabilities that could be offset by assets with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(e) Represents the net amount due to counterparties in the event of default.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at October 31, 2014:

Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Credit risk	Net assets — unrealized appreciation on swap contracts	2,594,049	*
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	528,493
Interest rate risk	Net assets — unrealized appreciation on futures contracts	3,768,069	*
Interest rate risk	Premiums paid on outstanding swap contracts	1,652
Total		6,892,263

Annual Report 2014

Columbia Strategic Income Fund

Notes to Financial Statements (continued)

October 31, 2014

Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	214,277
Interest rate risk	Net assets — unrealized depreciation on futures contracts	6,969,034	*
Interest rate risk	Net assets — unrealized depreciation on swap contracts	2,210,481	*
Total		9,393,792

*Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended October 31, 2014:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Options Contracts Written and Purchased ($)	Swap Contracts ($)	Total ($)
Credit risk	—	—	—	(564,454)	(564,454)
Foreign exchange risk	1,762,598	—	—	—	1,762,598
Interest rate risk	—	10,430,685	(106,053)	(27)	10,324,605
Total	1,762,598	10,430,685	(106,053)	(564,481)	11,522,749
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Options Contracts Written and Purchased ($)	Swap Contracts ($)	Total ($)
Credit risk	—	—	—	2,594,049	2,594,049
Foreign exchange risk	(943,473)	—	—	—	(943,473)
Interest rate risk	—	527,865	53,026	(2,210,481)	(1,629,590)
Total	(943,473)	527,865	53,026	383,568	20,986

The following table is a summary of the average outstanding volume by derivative instrument for the year ended October 31, 2014:

Derivative Instrument	Average Notional Amounts ($)*
Futures contracts — Long	239,727,478
Futures contracts — Short	648,103,605
Credit default swap contracts — sell protection	28,496,250
Derivative Instrument	Average Unrealized Appreciation ($)*	Average Unrealized Depreciation ($)*
Forward foreign currency exchange contracts	1,005,358	(666,505)
Interest rate swap contracts	—	(552,620)

*Based on the ending quarterly outstanding amounts for the year ended October 31, 2014.

Investments in Senior Loans

The Fund may invest in senior loan assignments. When the Fund purchases an assignment of a senior loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund's rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. Although certain senior loan assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent, enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for

Annual Report 2014

Columbia Strategic Income Fund

Notes to Financial Statements (continued)

October 31, 2014

unsecured or subordinated loans. In addition, senior loan assignments are vulnerable to market, economic or other conditions or events that may reduce the demand for senior loan assignments and certain senior loan assignments which were liquid, when purchased, may become illiquid.

The Fund may enter into senior loan assignments where all or a portion of the loan may be unfunded. The Fund is obligated to fund these commitments at the borrower's discretion. These commitments are generally traded and priced in the same manner as other senior loan securities and are disclosed as unfunded senior loan commitments in the Fund's Portfolio of Investments. The Fund designates cash or liquid securities to cover these commitments.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

Mortgage Dollar Roll Transactions

The Fund may enter into mortgage "dollar rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.

For financial reporting and tax purposes, the Fund treats "to be announced" mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund's portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.

Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.

Treasury Inflation Protected Securities

The Fund may invest in treasury inflation protected securities (TIPS). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. These adjustments are recorded as interest income in the Statement of Operations. Coupon payments are based on the adjusted principal at the time the interest is paid.

Stripped Securities

The Fund may invest in Interest Only (IO) and Principal Only (PO) stripped mortgage-backed securities. These securities are derivative multi-class mortgage securities structured so that one class receives most, if not all, of the principal from the underlying mortgage assets, while the other class receives most, if not all, of the interest and the remainder of the principal. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in an IO security, therefore the daily interest accrual factor is adjusted each month to reflect the paydown of principal. The market value of these securities can be extremely volatile in response to changes in interest rates. Credit risk reflects the risk that the Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligation.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Trade date for senior loans purchased in the primary market is the date on which the loan is allocated. Trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments

Annual Report 2014

Columbia Strategic Income Fund

Notes to Financial Statements (continued)

October 31, 2014

received on mortgage-backed securities as adjustments to interest income.

The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

The value of additional securities received as an income payment is recorded as income and increases the cost basis of such securities.

The Fund may receive other income from senior loans, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statement of Operations.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.530% to 0.353% as the Fund's net assets increase. The effective investment management fee rate for the year ended October 31, 2014 was 0.52% of the Fund's average daily net assets.

Annual Report 2014

Columbia Strategic Income Fund

Notes to Financial Statements (continued)

October 31, 2014

The Investment Manager has entered into a personnel-sharing arrangement with its affiliate, Threadneedle Investments (Threadneedle). Threadneedle, like the Investment Manager, is a wholly-owned subsidiary of Ameriprise Financial and is an SEC-registered investment adviser. Pursuant to this arrangement, certain employees of Threadneedle serve as "associated persons" of the Investment Manager and, in this capacity, subject to the oversight and supervision of the Investment Manager and consistent with the investment objectives, policies and limitations set forth in the Fund's prospectus and Statement of Additional Information (SAI), may provide research and related services, and discretionary investment management services (including acting as portfolio managers) to the Fund on behalf of the Investment Manager.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.07% to 0.04% as the Fund's net assets increase. The effective administration fee rate for the year ended October 31, 2014 was 0.06% of the Fund's average daily net assets.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. The Trust's eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

Effective November 1, 2014, the Transfer Agent receives a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. Prior to November 1, 2014, the Transfer Agent received a monthly account-based service fee based on the number of open accounts. In addition, the Transfer Agent also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which receive a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agent fees for Class K and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class. Class Y shares are not subject to transfer agent fees.

For the year ended October 31, 2014, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.17%
Class B	0.17
Class C	0.17
Class K	0.05
Class R	0.17
Class R4	0.18
Class R5	0.05
Class W	0.18
Class Z	0.17

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended October 31, 2014, these minimum account balance fees reduced total expenses of the Fund by $6,188.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of

Annual Report 2014

Columbia Strategic Income Fund

Notes to Financial Statements (continued)

October 31, 2014

the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Effective July 1, 2011, under the Plans, the Fund pays a monthly service fee to the Distributor equal to 0.25% annually of the average daily net assets attributable to Class A, Class B, Class C and Class W shares of the Fund. Prior to July 1, 2011, the Fund paid a monthly service fee which was equal to 0.15% annually of the average daily net assets attributable to outstanding Class A and Class B shares of the Fund issued prior to January 1, 1993 and 0.25% annually of the average daily net assets attributable to outstanding Class A, Class B, Class C and Class W shares issued thereafter. The arrangement resulted in an annual rate of service fee for shares that was a blend between the 0.15% and 0.25% rates. For the year ended October 31, 2014, the Fund's effective service fee rate was 0.25% of the Fund's average daily net assets attributable to Class A, Class B, Class C and Class W shares.

Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.75%, 0.75%, 0.50% and 0.25% of the average daily net assets attributable to Class B, Class C, Class R and Class W shares, respectively.

Prior to September 1, 2014, the Distributor voluntarily waived a portion of the distribution fee for Class C shares so that the distribution fee did not exceed 0.60% annually of the average daily net assets attributable to Class C shares.

Although the Fund may pay a distribution fee up to 0.25% of the Fund's average daily net assets attributable to Class W shares and a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class W shares, the aggregate fee shall not exceed 0.25% of the Fund's average daily net assets attributable to Class W shares.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $741,705 for Class A, $11,443 for Class B, and $11,317 for Class C shares for the year ended October 31, 2014.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

	March 1, 2014 through February 28, 2015	Prior to March 1, 2014
Class A	1.04%	1.04%
Class B	1.79	1.79
Class C	1.79	1.79
Class K	0.96	0.97
Class R	1.29	1.29
Class R4	0.79	0.79
Class R5	0.71	0.72
Class W	1.04	1.04
Class Y	0.66	0.67
Class Z	0.79	0.79

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties. Class C distribution fees waived by the Distributor prior to September 1, 2014, as discussed above, are in addition to the waiver/reimbursement commitment under the agreement.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At October 31, 2014, these differences are primarily due to differing treatment for principal and/or interest from fixed income securities, deferral/reversal of wash sale losses, Trustees' deferred compensation, distribution reclassifications, foreign currency transactions, derivative investments, tax straddles, swap investments and swap

Annual Report 2014

Columbia Strategic Income Fund

Notes to Financial Statements (continued)

October 31, 2014

reclassifications. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$455,317
Accumulated net realized gain	(454,922)
Paid-in capital	(395)

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended October 31,	2014	2013
Ordinary income	$90,712,705	$104,698,869
Long-term capital gains	60,654,298	8,574,446
Total	151,367,003	113,273,315

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At October 31, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	9,973,183
Undistributed long-term capital gains	30,091,128
Net unrealized appreciation	28,483,582

At October 31, 2014, the cost of investments for federal income tax purposes was $2,166,924,806 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$68,693,977
Unrealized depreciation	(40,210,395)
Net unrealized appreciation/depreciation	28,483,582

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations and certain derivatives, if any, aggregated to $2,505,935,696 and $2,675,407,247,

respectively, for the year ended October 31, 2014, of which $1,268,551,164 and $1,371,036,681, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At October 31, 2014, one unaffiliated shareholder of record owned 28.3% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 37.9% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. (JPMorgan) whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Effective December 9, 2013, the Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. Prior to December 10, 2013, the commitment fee was charged at the annual rate of 0.08% per annum. The commitment fee is included in other expenses in the Statement of Operations.

Effective December 9, 2014, the Fund extended its revolving credit facility with JPMorgan. The credit facility agreement, as amended, permits collective borrowings up to $550 million under the same terms and interest rates as described above.

The Fund had no borrowings during the year ended October 31, 2014.

Annual Report 2014

Columbia Strategic Income Fund

Notes to Financial Statements (continued)

October 31, 2014

Note 9. Significant Risks

Derivatives Risk

Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies) instrument, commodity, currency or index may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund's exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk and liquidity risk.

Credit Risk

Credit risk is the risk that the value of debt securities in the Fund's portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.

Interest Rate Risk

Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund's performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.

Liquidity Risk

Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund's investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.

Foreign Securities and Emerging Market Countries Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

High-Yield Securities Risk

Securities rated below investment grade (commonly called "high-yield" or "junk" bonds) and unrated securities of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade securities. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated securities. High-yield securities are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted in Notes 3 and 8 above, there were no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the

Annual Report 2014

Columbia Strategic Income Fund

Notes to Financial Statements (continued)

October 31, 2014

SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2014

Columbia Strategic Income Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and the Shareholders of
Columbia Strategic Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Strategic Income Fund (the "Fund", a series of Columbia Funds Series Trust I) at October 31, 2014, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian, brokers, agent banks and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
December 22, 2014

Annual Report 2014

Columbia Strategic Income Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended October 31, 2014. Shareholders will be notified in early 2015 of the amounts for use in preparing 2014 income tax returns.

Tax Designations:

Capital Gain Dividend	$31,725,167

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.

Annual Report 2014

Columbia Strategic Income Fund

Trustees and Officers

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Series Trust I.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Douglas A. Hacker (Born 1955) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996) and Chairman of the Board (since 2014)

Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 56; Spartan Stores, Inc. (food distributor); Nash Finch Company (food distributor from 2005 to 2013); Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd. (container leasing from 2010 to 2013)

Janet Langford Kelly (Born 1957) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004. Oversees 56; None

Nancy T. Lukitsh (Born 1956) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010. Oversees 56; None

William E. Mayer (Born 1940) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994)

Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 56; DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Kelso Capital Corporation (investment company); Premier, Inc. (healthcare)

David M. Moffett (Born 1952) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Retired. Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007. Oversees 56; CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); MBIA Inc. (financial service provider); E.W. Scripps Co. (print and television media), Building Materials Holding Corp. (building materials and construction services); Genworth Financial, Inc. (financial and insurance products and services); and University of Oklahoma Foundation

Charles R. Nelson (Born 1942) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1981)

Retired. Professor Emeritus, University of Washington, since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters. Oversees 56; None

John J. Neuhauser (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1984)

President, Saint Michael's College, since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007. Oversees 56; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)

Patrick J. Simpson (Born 1944) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 56; None

Annual Report 2014

Columbia Strategic Income Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Anne-Lee Verville (Born 1945) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1998)

Retired. General Manager — Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology). Oversees 56; Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
William F. Truscott (Born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474 Trustee (since 2012)	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously, Chief Executive Officer, U.S. Asset Management & President, Annuities, from May 2010 to September 2012 and President — U.S. Asset Management and Chief Investment Officer from 2005 to April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer from 2006 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 to August 2012; Director, Threadneedle Asset Management Holdings, SARL since 2014. Oversees 188; Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment
Distributors, Inc. since May 2010; Director, Ameriprise Certificate Company from 2006 to January 2013

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Born 1964	President and Principal Executive Officer (2009)

Managing Director and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC, since May 2010; and President, Columbia Funds since 2009; Managing Director, Columbia Management Advisors, LLC, from December 2004 to April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009; and senior officer of Columbia Funds and affiliated funds since 2003.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; and senior officer of Columbia Funds and affiliated funds since 2002.

Annual Report 2014

Columbia Strategic Income Fund

Trustees and Officers (continued)

Officers (continued)

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1959	Senior Vice President (2006), Chief Legal Officer (2006) and Assistant Secretary (2011)

Senior Vice President and Assistant General Counsel — Global Asset Management, Ameriprise Financial since February 2014 (previously, Senior Vice President and Lead Chief Counsel — Asset Management, 2012 – February 2014; Vice President and Lead Chief Counsel — Asset Management, 2010 – 2012; and Vice President and Chief Counsel — Asset Management, 2005 – 2010); Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; senior officer of Columbia Funds and affiliated funds since 2006.

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc. since May 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America from 2005 to April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc. since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC from 2007 to April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America from 2005 to April 2010.
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from 2006 to April 2010.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Vice President (2011) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously, Chief Counsel from January 2010 to January 2013, and Group Counsel from November 2008 to January 2010); Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated from July 2008 to November 2008.

Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN Born 1965	Vice President (2006)

Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010; previously, Chief Administrative Officer, from 2009 to April 2010, and Vice President — Asset Management and Trust Company Services from 2006 to 2009.

Paul D. Pearson 5228 Ameriprise Financial Center Minneapolis, MN Born 1956	Vice President (2011) and Assistant Treasurer (1999)

Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial, Inc. from 1998 to April 2010.

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	Vice President and Secretary (2010)

Vice President and Chief Counsel, Ameriprise Financial, Inc. since January 2010 (previously, Vice President and Group Counsel or Counsel from 2004 to January 2010); officer of Columbia Funds and affiliated funds since 2007.

Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Born 1957	Vice President (2006)

President and Director, Columbia Management Investment Services Corp., from May 2010 to October 2014; President and Director, Columbia Management Services, Inc. from 2004 to April 2010; and Managing Director, Columbia Management Distributors, Inc. from 2007 to April 2010.

Annual Report 2014

Columbia Strategic Income Fund

Board Consideration and Approval of Advisory Agreement

On June 11, 2014, the Board of Trustees (the "Board") and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) of the Trust (the "Independent Trustees") unanimously approved the continuation of the Investment Management Services Agreement (the "Advisory Agreement") with Columbia Management Investment Advisers, LLC (the "Investment Manager") with respect to Columbia Strategic Income Fund (the "Fund"), a series of the Trust. As detailed below, the Advisory Fees and Expenses Committee (the "Committee") and the Board met on multiple occasions to review and discuss, both among themselves and with the management team of the Investment Manager, materials provided by the Investment Manager before determining to approve the continuation of the Advisory Agreement.

In connection with their deliberations regarding the continuation of the Advisory Agreement, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Advisory Agreement, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 4, 2014, April 30, 2014 and June 10, 2014 and at Board meetings held on April 30, 2014 and June 11, 2014. In addition, the Board considers matters bearing on the Advisory Agreement at most of its other meetings throughout the year and meets regularly with senior management of the Funds and the Investment Manager. Through the Board's Investment Oversight Committees, Trustees also meet with selected Fund portfolio managers and other investment personnel at various times throughout the year. The Committee and the Board also consulted with its independent fee consultant, Fund counsel and with the Independent Trustees' independent legal counsel, who advised on various matters with respect to the Committee's and the Board's considerations and otherwise assisted the Committee and the Board in their deliberations. On June 10, 2014, the Committee recommended that the Board approve the continuation of the Advisory Agreement. On June 11, 2014, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Advisory Agreement for the Fund.

The Committee and the Board considered all information that they, their legal counsel, or the Investment Manager believed reasonably necessary to evaluate and to determine whether to approve the continuation of the Advisory Agreement. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Advisory Agreement for the Fund included the following:

•  Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;

•  Information on the Fund's advisory fees and total expenses, including information comparing the Fund's expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;

•  The Investment Manager's agreement to contractually limit or cap total operating expenses for the Fund through February 28, 2015 so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) would not exceed the annual rates of 1.04% for Class A, 1.79% for Class B, 1.79% for Class C, 0.96% for Class K, 1.29% for Class R, 0.79% for Class R4, 0.71% for Class R5, 1.04% for Class W, 0.66% for Class Y and 0.79% for Class Z;

•  The terms and conditions of the Advisory Agreement;

•  The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including the Administrative Services Agreement, the Distribution Agreement and the Transfer and Dividend Disbursing Agent Agreement;

•  Descriptions of various functions performed by the Investment Manager under the Advisory Agreement, including portfolio management and portfolio trading practices;

•  Information regarding the management fees and investment performance of similarly-managed portfolios of other clients of the Investment Manager, including institutional separate accounts;

•  Information regarding the reputation, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;

Annual Report 2014

Columbia Strategic Income Fund

Board Consideration and Approval of Advisory Agreement (continued)

•  Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services, including an assessment of the Investment Manager's compliance system by the Fund's Chief Compliance Officer; and

•  The profitability to the Investment Manager and its affiliates from their relationships with the Fund.

Nature, Extent and Quality of Services Provided under the Advisory Agreement

The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Advisory Agreement and under separate agreements for the provision of transfer agency and administrative services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board considered, among other things, the Investment Manager's ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager's investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.

The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager, which included consideration of the Investment Manager's experience with similarly-structured funds. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates, and considered the Investment Manager's ability to provide administrative services to the Fund pursuant to a separate Administrative Services Agreement, including the Investment Manager's ability to coordinate the activities of the Fund's other service providers. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Advisory Agreement supported the continuation of the Advisory Agreement.

Investment Performance

The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks and information based on reports of the independent third-party data provider that compared the performance of the Fund to the performance of a group of comparable mutual funds, and data provided by the independent fee consultant. The Committee and the Board also reviewed a description of the third party's methodology for identifying the Fund's peer groups for purposes of performance and expense comparisons. Although the Fund's performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Committee and the Board concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the Fund's Advisory Agreement. Those factors included one or more of the following: (i) that the Fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Fund's investment strategy and policies and that the Fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the Fund's investment strategy; (iii) that the Fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that the Investment Manager had taken or was taking steps designed to help improve the Fund's investment performance, including, but not limited to, enhancing the resources supporting the portfolio managers, or modifying investment strategies.

The Committee and the Board noted that, through December 31, 2013, the Fund's performance was in the seventy-second, forty-first and seventy-ninth percentile (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one-, three- and five- year periods, respectively.

The Committee and the Board also considered the Investment Manager's performance and reputation generally, the Investment Manager's historical responsiveness to Board concerns about performance, and the Investment Manager's willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund was sufficient, in light of other considerations, to warrant the continuation of the Advisory Agreement.

Annual Report 2014

Columbia Strategic Income Fund

Board Consideration and Approval of Advisory Agreement (continued)

Investment Advisory Fee Rates and Other Expenses

The Committee and the Board considered the advisory fees charged to the Fund under the Advisory Agreement as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees under the Advisory Agreement, the Committee and the Board considered, among other information, the Fund's advisory fee and its total expense ratio as a percentage of average daily net assets. The Committee and the Board also considered data provided by the independent fee consultant. The Committee and the Board noted that the Fund's actual management fee and net expense ratio are both ranked in the third quintile (where the lowest fees and expenses would be in the first quintile) against the Fund's expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.

The Committee and the Board also received and considered information about the advisory fees charged by the Investment Manager to institutional separate accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. In evaluating the Fund's advisory fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the advisory fee rates and expenses of the Fund were sufficient, in light of other considerations, to warrant the continuation of the Advisory Agreement.

Costs of Services Provided and Profitability

The Committee and the Board also took note of the costs of the services provided (both on an absolute and relative basis) and the profitability to the Investment Manager and its affiliates in connection with their relationships with the Fund. In evaluating these considerations, the Committee and the Board took note of the advisory fees charged by the Investment Manager to other clients, including fees charged by the Investment Manager to institutional separate account clients with similar investment strategies to those of the Fund.

The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager's affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability of the Investment Manager and its affiliates of their relationships with the Fund, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2013 to profitability levels realized in 2012. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of similarly managed funds, the performance of the Fund, and the expense ratio of the Fund. The Committee and the Board also considered information provided by the Investment Manager regarding the Investment Manager's financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Advisory Agreement.

Economies of Scale

The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager's investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment advisory fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading and compliance resources. The Committee and the Board noted that the investment advisory fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.

In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as discussed above. After

Annual Report 2014

Columbia Strategic Income Fund

Board Consideration and Approval of Advisory Agreement (continued)

reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the continuation of the Advisory Agreement.

Other Benefits to the Investment Manager

The Committee and the Board received and considered information regarding "fall-out" or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager to provide administrative services to the Fund and the engagement of the Investment Manager's affiliates to provide distribution and transfer agency services to the Fund. In this regard, among other matters, the Committee and the Board considered that the Fund's distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund's securities transactions, and reviewed information about the Investment Manager's practices with respect to allocating portfolio transactions for brokerage and research services. The Committee and the Board considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that are in place to address such possible conflicts of interest. The Committee and the Board recognized that the Investment Manager's profitability would be somewhat lower without these benefits.

Conclusion

The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Advisory Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Advisory Agreement.

Annual Report 2014

Columbia Strategic Income Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2014

Columbia Strategic Income Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and, if available, a summary prospectus, which contains this and other important information about the Fund, go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN232_10_D01_(12/14)

Item 2. Code of Ethics.

(a)         The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)         During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)          During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Douglas A. Hacker, David M. Moffett and Anne-Lee Verville, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert.  Mr. Hacker, Mr. Moffett and Ms. Verville are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the eight series of the registrant whose reports to stockholders are included in this annual filing.  In addition, two series merged away in 2013 and the fees incurred by those series through its merger date are included in the response to this Item.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended October 31, 2014 and October 31, 2013 are approximately as follows:

2014	2013
$190,800	$196,900

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. Fiscal year 2013 also includes audit fees for the review and provision of consent in connection with filing Form N-14 for fund mergers.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended October 31, 2014 and October 31, 2013 are approximately as follows:

2014	2013
$3,200	$3,200

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.  In fiscal years 2014 and 2013, Audit-Related Fees consist of agreed-upon procedures performed for semi-annual shareholder reports.

During the fiscal years ended October 31, 2014 and October 31, 2013, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended October 31, 2014 and October 31, 2013 are approximately as follows:

2014	2013
$26,500	$52,700

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning. Fiscal year 2014 also includes Tax Fees for the review of foreign tax filings. Fiscal year 2013 also includes Tax Fees for the review of agreed-upon procedures for fund mergers and the review of final tax returns.

During the fiscal years ended October 31, 2014 and October 31, 2013, there were no Tax Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended October 31, 2014 and October 31, 2013 are approximately as follows:

2014	2013
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended October 31, 2014 and October 31, 2013 are approximately as follows:

2014	2013
$325,000	$160,400

In both fiscal years 2014 and 2013, All Other Fees primarily consist of fees billed for internal control examinations of the registrant’s transfer agent and investment advisor.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent auditors to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser (the “Adviser”) or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (a “Control Affiliate”) if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (the “Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (“Fund Services”); (ii) non-audit services to the registrant’s Adviser and any Control Affiliates, that relates directly to the operations and financial reporting of a Fund (“Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund’s independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC’s rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are independent board members.  The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent auditor may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund’s Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre-approval. This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service.  The pre-approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations.  This specific approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.

The Fund’s Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services provided since the last such report was rendered, including a description of the services, by category, with forecasted fees for the annual reporting period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor, by category, with actual fees during the current reporting period.

*****

(e)(2) 100% of the services performed for items (b) through (d) above during 2014 and 2013 were pre-approved by the registrant’s Audit Committee.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant during the fiscal years ended October 31, 2014 and October 31, 2013 are approximately as follows:

2014	2013
$354,700	$216,300

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)         The registrant’s “Schedule I — Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)         Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)         The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that material information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)         There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Series Trust I

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President and Principal Executive Officer

Date	December 22, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President and Principal Executive Officer

Date	December 22, 2014

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Treasurer and Chief Financial Officer

Date	December 22, 2014